4857-1543-7856 FOURTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (for Pulte Mortgage LLC) dated as of July 28, 2022 among COMERICA BANK, as Agent, Lead Arranger and a Buyer, THE OTHER BUYERS PARTY HERETO and PULTE MORTGAGE LLC, as Seller - 43-7856 RTH ENDED D S TED ASTER CHASE EE ENT r ulte ortgage C) ted s f ly 8, 22 ong ERICA NK, s gent, ead rranger d uyer, E ER ERS TY ETO d LTE ORTGAGE C, s l

TABLE OF CONTENTS FOURTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT................... 1 SECTION 1. APPLICABILITY AND DEFINED TERMS......ccoooiieiiiieieeeeeee eee 1 Ll. APPHCADIIILY convicts eee sates saeebee sate e nae e sane ensaens 1 1.2. Defined TEINS ..cccueiiiiiiiiiiieiie eeee steer eesateebeesiaee ee ns 2 L.3. RABIES. eee steers 35 SECTION 2. THE BUYERS’ COMMITMENTS ......cctiitiieieieeeeee eects ease 36 2.1. The Buyers’ Commitments to PUrchase ...........ccecceeviieiiiiniiiiienieeiieeie e 36 2.2. Expiration or Termination of the Commitments............ccccveereurreriiieeniieeenieeenneenns 37 2.3. Disbursement of Purchase PriCes.........cccoovuirriieniiiiiiiniieiiecie cites e e 37 2.4. SWING LINE FaCIIY ...ccoiiiiiiiieiie ects eee eevee eevee ean 37 2.5. Swing Line Transactions. ........c.cecueeruieeriierieeiienieeiieesiteeieesereeseessaeesseessseenseessseenne 37 2.6. Optional Termination, Reduction and Increase of Buyers’ Commitments............ 40 SECTION 3. INITIATION; TERMINATION. ......oootiiitiiiniieniieieniienieeie stents ene 41 3.1. Seller Request; Agent Confirmation ............cccueeerieeeiieeeiieeeiiee seers eeve eevee e ns 41 3.2. Request/Confirmation..........ccccecueeriieriieniienieeiie si iee eee eiee ste ebee sere esee ase esseennnes 41 3.3. Transaction Termination; Purchase Price Decrease ..........cccovvuvvvveveeeiviivinvvennnnnnn. 42 3.4. Place for Payments of Repurchase Prices..........ccocceevieriiinieniieniienieeieeeie e e 43 3.5. Withdrawals from and Credits to Operating Account .............cceeveereveeercreeenveeenne. 43 3.6. [RESEIVEA]. .eiiiiiiiiiiie cite eects eee ects eerste este esta ee saaa ee sare eee areeenaree enn 43 3.7. Disbursements from Repurchase Settlement Account.............ccecveevciveeniieennennne. 43 3.8. Delivery of Additional Mortgage Loans............ccccueeruieriieniieniieniienieeiee e 43 3.9. Application of Purchase Price Decreases ..........ccceevvreeriieriieeniiieeeiee eerie 44 3.10. Defaulting BUYETS ......cccuiiiiieiieiiieiieeie eee estes esate sabe ebe nena 44 3.11. eMortgage Loan TranSactions..........cccveerueeerieeerieeeiiee eeri si es sree esses esse esssee ens 46 SECTION 4. TRANSACTION LIMITS AND SUBLIMITS ......cociiiiiiiiiinieienieneeeseeneeee 48 4.1. Transaction LAMIES ......cocueiiiiiiiiiiiieiie ieee sees sites sae 48 4.2. Transaction SUDIIMILS ......cccerieriieiiirienieiierteteete eects e e eee esas 49 4.3. COMPLIANCE ...eeiiiieeiiiieeiieeeieeeeiee este este essere a estae setae eessaeesss eessse essseeesss eessse ensseenns 50 SECTION 5. PRICE DIFFERENTIAL ......cooiiiiiiiiieeieteeeteeteteee steiner 50 TR I 0 [031 Fe 1 TSS 50 5.2. Pricing Rate for Default Pricing Rate Purchased Loans.........c.cccoceevevienenniennenne. 50 5.3. Price Differential Payment Due Dates.........cccceeviieeiiieeiiieeieeeieeeee 51 5.4. Adjustments to Buyer’s Price Differential based on Qualifying Balances............ 51 SECTION 6. MARGIN MAINTENANCE .....ccoooiiiieiteeeeeee eerie 51 6.1. Margin DETICIt....ccueeiiieiieiiieiieeie etc tera st erer ete abeebe nnnas 51 6.2. Margin Call Deadline..........ccccuvieeiiiiiiiiieciie eee eects eee ese re ee seae eee 52 6.3. Application Of Cash ........cccuieiiiiiiiiiiiiiieee eee eee ees 52 6.4. Inability to Determine Rates. .........ccccvuiieiiiieiiiieiie cece 52 6.5. BSBY Unavailability; Successor Rate Determination.............cccceevveenivenieeneennen. 53 -i- 4857-1543-7856 -i- BLE F TENTS RTH ENDED D TED ASTER CHASE GR EMENT. . . . . . .. TI N . PLI ABILITY D FI ED RMS. ........................................................ 1.1. pplicability ............................................................................................................ . . efi ed erms ........................................................................................................ 1. . ates. ..................................................................................................................... 5 TI N . E YERS’ MITMENTS . .. ................................................................ .1. he uyers’ mitments urchase . .. .. .. . ................................................ .2. xpirati n r er ination f e o itments.. ............................................... .3. is urs ent f rchase ces. .... . . .... ........................................................... .4. wing ine cility ............................................................................................... .5. ing i e ransactions ....... . ............................................................................. .6. ptional er ination, eduction d r ase f uyers’ o itments . .. .. .. 0 TI N . TI N; INATION. ..................................................................... 1 . . e ler equest; gent onfir ation . . .... . . .. . . ................................................. 1 . . st/Confirmation ....... ...... . . . ...... ................................................................ 1 . . r nsaction er ination; rchase ri e ecrease ............................................ 2 . . l ce r ents f epurchase ri es . .. .. .................................................... 3 . . ithdrawals d redits perating count ..................................... 3 . . eserved]. ............................................................................................................ 3 . . is urse ents epurchase t ent count. .. .............................. .. 3 . . eli ery f ditional ortgage oans .. .. .. . .................................................. 3 . . plication f rchase ri e ecreases .... ................................................... 4 . 0. efaulting uyers ...... .. .. .................................................................................... 4 . 1. ortgage oan nsactions..... . . . . . . . ............................................................ 6 TI N . SACTION I ITS D LI ITS .. .. ............................................. 8 .1. r nsaction imits ............................................................................................... 8 .2. r nsaction ublimits .. . .... ................................................................................. 9 .3. ompliance ... .. .................................................................................................... TI N . I E I NTIAL . .. ................................................................................ 5.1. Pricing Rate............................................................................................................ . . ri i g ate r efault ri i g ate rchased oans.. ... ............................ .. . . rice i ferential ent ue ates .. . .. . .. ...................................................... 1 . . djust ents uyer’s ri e i ferential sed ualifying alances... ... .. 1 TI N . ARGIN AI TE ANCE ...... .. .. ................................................................... 1 . . argin eficit................ .. .................................................................................... 1 . . argin all dline...... .... .... .... .. . .. ............................................................... . . plication of ash .. .. ..................................................................................... . . bility eter ine ates. ...... ....................................................................... . . Y navailab lity; cce sor ate etermination.. ... ............................... .. 3

6.6. 6.7. 6.8. 6.9. 6.10. SECTION 7. 7.1. 7.2. 7.3. 7.4. 7.5. 7.6. 7.7. 7.8. SECTION 8. 8.1. 8.2. 8.3. SECTION 9. 9.1. 9.2. SECTION 10. 10.1. 10.2. SECTION 11. 11.1. 11.2. SECTION 12. 12.1. 12.2. 12.3. 12.4. 12.5. SECTION 13. SECTION 14. 14.1. 14.2. SECTION 15. 4857-1543-7856 THL@EALIEY.. ceeeeeeeiieeeee eee e estes saree eabaeesnbeeeesbeeennseeenree ens 55 INCIEASEA COST... 55 Capital REQUITEMENTS.........ueeeiiieeiiieeiie eee eres etree etre sree e sree esses esasee enn 56 Certificates for Reimbursement. ............ceevveriieiiieniiienieeieeieeeie e e e ns 56 Market Valuations for Purchase Values ..........ccooeiiiiiiiiiiiniiiceeceeee, 56 TAXES. c e eee eee testes sbeebs ae 56 Payments to be Free of Taxes; Withholding.............ccccuvevviiiniiiiniiiicieeee e 56 ONT TAXES ...veeuveriieiieieeiie sitesi teste ees ete ste te sate sheet eate sae e been ae 57 Taxes INACIMNILY ......ccccvieiiiieeiiee cies eee e e etree etree eae e este ee sareeesareeesnsee enn 57 RECEIPL e ete e eat este esate enbae sabe enbee nanan 57 NON-EXEMPE BUYET ...eeiiiiiiiiiiiiee ects eee eee ee eaee eens 57 If Buyer Fails to Provide FOrm ........cccoooiiiiiiiiiiiiiciee eee 59 RETUNAS «ce eee ste eaees 60 SUIVIVAL . 60 INCOME AND ESCROW PAYMENTS; CONTROL......ccoceeiiirieieieeieieenee 60 Income and ESCrow Payments ..........cccceeouieriiiiiieniieiienie ee 60 Income and ESCIOW ACCOUNES........c.eeiuiiiiiiiiiiiiieiie etcetera 60 Income and Escrow Accounts after Default ............cccoooeiiiiiiniiiiniiniieieieeeeee, 61 FACILITY FEE; AGENT ’S FEE ....cuiiiiieeeeee eee 61 FaCIIItY FEE...eouiiiiiiieiieeeee e eee eee este etter eee sateen 61 AGENT'S FEES ..eiiiiiiiiiieeieee eee eee eee eee eee ease eee esate ease eee enraee eens 61 SECURITY INTEREST; LICENSE......cccioitiitiiinitiienieieeeeteneee e 61 Intent of the Parties ........cooeoiiiiiiii eee 61 REMEAICS cout eeeeeeeeteetest ee te sb eeb ee tesbee nb eeaeeae 64 SUBSTITUTION .....ooiiiiiiieteee eects eerie sees eee staat e sae eae ene es 65 Seller May Substitute Other Mortgage Loans with Notice to and Approval 0) BN 0 1 | SSR 65 Payment to Accompany SUbSHITULION. ........ccueeriierieeriienie ee e sai 65 PAYMENT AND TRANSFER .....c.ooiiiiiieeeee eee 65 Immediately Available Funds; Notice to Custodian............cceceevuereeneerienieniennene 65 Payments tO the AGENT .......c.eeeeiiiiiiieeiee c ce ects eres er s sre saree 65 If Payment Not Made When DUe..........ccccoeviiiiiiniiiiieieeeeee eee 66 Payments Valid and EffectiVe........cooooiiiiiiiieiiieceeeeeeeeee eee 66 Pro Rata Distribution of Payments ...........ccccceevieriiiiiieniiiniienieeeeeee eee 66 SEGREGATION OF DOCUMENTS RELATING TO PURCHASED LOANS .66 CONDITIONS PRECEDENT ... oii, 67 TNIEIAL PUTCRASE eee eee eee eee eee eee eee eee eee eee eee eee eee eee earaaa eee 67 BACH PUICRASE c eee eee e eee ee er eee eee eeeeeeeeeeeeeees 68 REPRESENTATIONS, WARRANTIES AND COVENANTS ...cooeviviieieeeeenn. 70 -ii--ii- - 43-7856 . . Illegality.. ............................................................................................................... 5 . . ncreased ost ................................................ ............. ............. ........................... 5 . . apital equirements............. .. .. .. .. .. .. .. .......................................................... . . ertifi ates r ei bursement. . . .. . .. . .. . ........................................................ . 0. arket aluations r rchase alues . .. .. . .. .................................................. TI N . XES................................................................................................................... . . ents e ree f axes; it holding . .. .. .. ............................................. . . ther axes ........................................................................................................... . . axes ndemnity ............ ... ... ............................................................................... . . eceipt ................................................................................................................... . . on- xempt uyer ............................................................................................... . . uyer ails r vide or .. .. .................................................................... . . efunds .................................................................................................................. . . urvival ......................................................... ........................................................ TI N . N E D MENTS; ONTROL......................................... . . e d scr ents ....................................................................... . . e d scrow ccounts. ............................................................................ . . e d s r counts ft r efault .. .. ............................................. 1 TI N . CILI Y E; ’ E ......................................................................... 1 . . acility e ............................................................................................................. 1 . . gent’s ees.. ........................................................................................................ 1 TI N . RITY REST; I ENSE . . ................................................................. 1 .1. t nt f e arties . . . . .................................................................................... 1 .2. emedies................................................................................................................ ECTION 1. STI TI N .. ............................................................................................. 5 .1. e ler ay bstitute ther ortgage oans ith otice d proval of Agent ................................................................................................................. 5 .2. ent cc pany ubstitution .... .... . .... ................................................... 5 TI N . ENT D NSFER . .. .. .................................................................... 5 .1. ediately vailable unds; otice ustodian.. .. ..................................... 5 .2. ents o e gent ... .. ... .. ...... ...... .............................................................. 5 .3. ent ot ade hen ue .. .. ................................................................. .4. ents alid d ffective. .. .. ....................................................................... .5. ro ata istri uti n f ents .... .............................................................. TI N . ATION F MENTS TI G ASED NS TI N . NDITI NS ENT ............................................................................. .1. Initial urchase....................................................................................................... .2. Each urchase ........................................................................................................ TI N . ESENTATIONS, A RANTIES D ENANTS ..........................

15.1. 15.2. 15.3. 15.4. 15.5. 15.6. SECTION 16. 16.1. 16.2. 16.3. 16.4. 16.5. 16.6. 16.7. 16.8. 16.9. 16.10. 16.11. 16.12. 16.13. 16.14. 16.15. 16.16. 16.17. 16.18. SECTION 17. 17.1. 17.2. 17.3. 17.4. 17.5. 17.6. 17.7. 17.8. 17.9. 17.10. 17.11. 17.12. 17.13. SECTION 18. 18.1. 18.2. 18.3. 4857-1543-7856 Buyers, Agent and Seller Representations............cueeeeveeeiieeniiieesiieeeeiee eeve sev ns 70 Additional Seller Representations. ...........c.eecueerieeieeniieeieenieeieeniee e e e see eee ens 70 Special Representations Relating to the Purchased Loans ...........ccccceeeevveeenennnen. 75 Representations and Warranties Relating to Specific Transactions ...................... 75 Buyers’ Representations and Certain Other Obligations. ..........ccccceeeecvveerveeennnenns 76 SUIVIVAL c. 76 AFFIRMATIVE COVENANTS oot 77 Office of Foreign Assets Control and USA Patriot ACt........ccccecveveevieriienienennene 77 Financial Statements .......cc.eeeueeriiiiiieiie ieee eee eee eee sees 77 Financial Statements Will Be ACCUTIate ..........cceeviieiieniiiiienieeieeeie eee 78 (01113 J 3 10) JSS 79 Maintain Existence and Statuses; Conduct of BUSINESS .......ccocvvvveveiiiiiiiinneenennnn. 80 Compliance with Applicable Laws.........cccceeeiiieriieeiiieeieeeeeeee eee 80 Inspection of Properties and Books; Protection of Seller’s Proprietary Information; Buyers’ Due Diligence of Seller...........cccvevvieeniiiiniiiiniieeeieeiee 80 INOLICE OF SUIS, ELC. evvvviiiiiiiiiiieieieeee eee eee eee essere ee sees senaaaas 82 Payment of Taxes, ELC. ...ooouiiiiiiieiie ects eee eee eevee eee 83 Insurance; Fidelity Bond...........ccoooiiiiiiiiiiiiiiieeeee eee 83 EMOTEZAZE [LOANS ..eeiiiiiiiieieiiiie eee eee eee eee ee eee eee e eer e eee eee eennees 83 Subordination of Certain Indebtedness.............ccceevieeiienieeiiienieeieeie 84 Certain Debt to Remain Unsecured .............oooueeiiieniiiiiiniiiiienieeeeseeeiee 84 Promptly Correct Escrow Imbalances .............cceeveeiieniiiniieniieiieeieeieeeieeeee 84 MERS COVENANLS.......ooiiiiiiiiiiiiiieeiiee eects e sane 84 Special Affirmative Covenants Concerning Purchased Loans ..............cccecuvenneene. 85 Coordination with Other Lenders/Repo Purchasers and Their Custodians ........... 86 Financial CoOVENAntS...........ccueeiiriiriiriiniieieeiesie eesti eee eee 86 NEGATIVE COVENANTS coisas site see sae eee 87 INO METEET netic eee eee ete estes e sate e sate e sabe eesabeeesabeeennbeesnneas 87 Limitation on Debt and Contingent Indebtedness ............ccceeveuveerciieenciieencieeenieenns 87 BUSINESS ...envtenteeiieieeteeeteeeeeeeteeeeetesteetesatesbeeteebtes bee atesbee be s nb esate ae 88 Liquidations, Dispositions of Substantial ASSEtS.........ccceeeveeririeeriieeriiieerieeenieenns 88 Loans, Advances, and INVESTMENTS ........uuviiieiiiiiiiiiiiiiieeeeeeeeeeeieeeee ases eaaeee e eas 88 USE Of PTOCEEAS. .....eoutieiiieiiieiie eeeee eee eee saan 89 Transactions With AffIHALES ........cccuieriiiiiiiieeieeee eee e 89 LIIIS e eee eee eee ete at ee beeeaeas 89 ERISA PLANS «oiie te e te ete steer eebeetesiee sb eeaeeae 89 Change of Principal Office ........coovieeiiieiiiieeiieeee eee e e 89 DISEITDULIONS sbe estes ae 90 Limitations on Payments of Certain Debt...........ccccuveeviiiiiiiiniieecieeeee e 90 No Changes in Accounting Practices or Fiscal Year.......c.cccccevvveninviniinennennene. 90 EVENTS OF DEFAULT; EVENT OF TERMINATION.........ccceeoiirieiieieieenee. 90 Events of Default .......cocoooiiiiiiiiii eee 90 Transaction TermMINAtION ........ccc.eeiiiiiuieriiiiie nicest etcet ra sateen 92 Termination by the AGent ...........cocuieiiiiiiiiieiiieee eee eee eae 93 -1ii-i - 43-7856 .1. uyers, gent d e ler epresen ations. .. .. .. .. ............................................... .2. ditional e ler epresen ations . .. . . .. . ......................................................... .3. ecial epresentations elati g e r hased oans ......... ........................ 5 .4. epresentations d arranties elati g ecific r nsactions ... . 5 .5. uyers’ epresentations d ertain ther bligations. .................................... .6. urvival ......................................................... ........................................................ TI N . I ATIVE ENANTS ........................................................................... .1. fice f rei n sets ontrol d SA atriot ct ... .................................. .2. i ancial t ents ......... ................................................................................... .3. i ancial t ents ill e ccurate ... ....................................................... .4. Other Reports ......................................................................................................... .5. aintain xist nce d t t ses; onduct f usiness ....................................... .6. ompliance ith plicable aws .. .. ................................................................ .7. ecti n f r perties d oks; r tecti n f e ler’s r prietary r ation; uyers’ ue ili nce f e ler. .. .. ........................................... .8. Notice of uits, tc. ............................................................................................... .9. ent f axes, tc. ......................................................................................... . 0. rance; i elity ond .. . .. ............................................................................. . 1. e ortgage Loans ................................................................................................. . 2. bordination f ertain tedne s. .. . . .. .. . ................................................ . 3. ertain ebt e ain nsecured .. .. .. . .. ..................................................... . 4. r ptly o rect s r balances .. .. .. ................................................... . 5. ERS ovenants .................................................................................................. . 6. ecial fi ative ovenants oncerning r hased oans .............. . . 7. oordination ith ther enders/ epo rchasers d heir ustodians .. . . 8. i ancial ove ants ... ....................................................................................... TI N . ATIVE ENANTS .................................................................................. .1. No erger.............................................................................................................. .2. i itati n ebt d ontingent t dne s ..................................... .3. usiness . . ............................................................................................................ .4. i uidations, ispositi ns f bstantial ssets. ............................................. .5. oans, dvances, d nvestments . .. .. .. ............................................................ .6. se of roceeds. ................................................................................................ .7. r nsactions with filiates .. .... .. .... .. ............................................................... .8. iens....................................................................................................................... .9. I A lans .......................................................................................................... . 0. hange f ri cipal fice .. .... .. .... ................................................................... . 1. istributions........................................................................................................... . 2. i itations ents f ertain ebt .. .. .. . . ............................................... . 3. o hanges counting ractices r iscal ear ... ..................................... .. TI N . ENTS F FAULT; ENT F ERMINATION ................................. .. .1. vents f efault . . ...... ....................................................................................... .2. r nsaction er ination .. .. .. .. .. .. .. .................................................................. .3. er ination y e gent .. .. .. ........................................................................ 3

18.4. 18.5. 18.6. 18.7. 18.8. 18.9. 18.10. SECTION 19. 19.1. 19.2. 19.3. 19.4. 19.5. 19.6. 19.7. 19.8. 19.9. 19.10. 19.11. SECTION 20. 20.1. 20.2. SECTION 21. SECTION 22. 22.1. 22.2. 22.3. 22.4. 22.5. 22.6. 22.7. 22.8. 22.9. 22.10. 22.11. 22.12. 22.13. 22.14. 22.15. 22.16. 22.17. 22.18. 22.19. 4857-1543-7856 REIMIEAIES cee eee eee eee eee eee eee eee eee eee eee eee e eee ee eee eer a aaa ee ee ee earaaaa eens 93 Liability for Expenses and Damages ...........ccccceerieeriieniieniienieeieeeie ee 94 Liability fOr INTETEST ......vvieeiiieeiie cetera este e eee eesareeeanee ens 94 Other RIZIES ....eeiiieiieeiiieiieee eects e e ete esibe ete e sate e ns e sane essen 94 Seller’s Repurchase RIGhtS .........c.coooiiiiiiiiiiiiecieecee cece 94 Sale of Purchased Loans ..........cccouereriiiriinieiienienieeieseeieee sess 94 SEEOTT e eee estes eee 95 SERVICING OF THE PURCHASED LOANS ......ooiiiiiieienieneeeeeeeee e 95 Servicing Released Basis ........ececvieeiiieeiiieeiieecee cts 95 Servicing and SUDSEIVICING........ccuieiiieiiieiieie cites ete eee eee seen 95 ESCIOW PAYMENTS ....coiiiiiiiiiiiiiiee c seee eset eee ee eee eee enaaeeeenns 96 Escrow and Income after Event of Default...........ccccccooviiiiiiniiiniiieeeeeee, 96 Servicing RECOTAS ....uviiiiiiiiiie cies ee e esa e sane 96 Subservicer Instruction Letter. ........coeevuiriiriiiiinienieeierieieeieeeeseee e 96 Termination Of SEIVICING .....cccuvieeiiieeiieeeiee cet ris tr ss s etree sr e sses esare enn 96 NOHICE FIOM SELLET cui 97 Seller Remains Liable .......cc..oouiiiiiiiiiiiiiie eee 97 BACKUP SEIVICET ....eouiiiiiiiiiieeiiee eee teeta sree steer e eens 98 SUCCESSOT SEIVICET cunt etter b tesa e eae e sae e eae e sateen 98 PAYMENT OF EXPENSES; INDEMNITY .....coootiiiiiiiiiiiienieeieeeee eee 99 EXPENSES nitieseee eee eee ee eset eee enna e eee nnbaae ee enraeee enn 99 INACIMNILY c.etiiiieieeeeeeeeeeeeeeeeeeeeeeteeetteeteeeteebee sat en e sabe enbee nanan 99 SINGLE AGREEMENT ......oouiiiiiiiiieeee cetera eases sees 100 RELATIONSHIPS AMONG THE AGENT AND THE BUYERS. .................... 100 APPOINTMENT OF AGENT ...eieiiiieiiieeeiie eee etcetera e rie ee r eesreeesareeenaneas 100 Scope Of AGENt’s DULIES ....c.veeruiieiieiieeiieeiie cites ett r 101 Limitation on Duty to DISCIOSE........eeeriiieiiiieiiieeiee c ter eee eee eevee e s 102 Authority of Agent to Enforce this Agreement............cccoceeverieneeneniienienennne 102 Agent in its Individual Capacity .......ccccveeeriieeiiieeiiee circa 102 Actions Requiring All Buyers” CONSent ...........cceeveerieerieeniienieenieenieeieesve inen 102 Actions Requiring Required Buyers’ Consent............ccceeeeuveeecieeenirieenireeenveeennen. 103 Agent’s DiSCTetionary ACHONS. ......ccueeruieeriierieeiieniieeieeseeetee sere ete sa e e sna ese ns 103 Buyers” COOPETatioN ........cccuvieeiieeiiieeiiieeiieeeeiieeeteeeeteeesaeeesaeeesseeessseeessseeenssens 104 Buyers’ Sharing Arrangement ...........ccceecueeruierieeniienieeniienie e e see eiee sre esee seen 105 Buyers’ Acknowledgment ............cceeeriiieiiieeiiieeiee cece eee eee eee e s 105 Agent Market Value Determinations ............c.eecueerieeriienieeniienieenieesie e e sve eeeens 106 Agent’s Duty of Care, Express Negligence Waiver and Release ........................ 106 Calculations of Shares of Principal and Other Sums...........cccoevveviienieniieneennen. 107 SUCCESSOT AGENT ...eiiiiiiiieiiiiiiee erie eee eee eee e eee tee eee eateeeeesntaeeeeenraeee s ns s 107 Merger Of the AGENt.......cccieiiiiiiiiieeieee eerste eee sree seen 108 Participation; Assignment by BUYETS.......cccceeviieeiiieiiiieeieeeee eee 108 The Agent and the Buyers are the only Beneficiaries of this Section ................. 111 Knowledge of Default...........coouiiiiiiieiiieeeeeee eects eee eee ee e s 111 -iv--i - - 43-7856 .4. emedies................................................................................................................ 3 .5. iability r xpenses d a ages . . .. .. .. ...................................................... .6. iability or nterest ............................................................................................ .7. ther ights .... ... ................................................................................................. .8. e ler’s epurchase ights ... .......................................................................... .9. ale f rchased oans .. .. ............................................................................ . 0. etoff...................................................................................................................... 5 TI N . I I G F E ASED NS . .. . ............................................ 5 .1. r ici g eleased asis ... .............................................................................. 5 .2. r ici g d ubservicing.. ................................................................................ 5 .3. scrow ayments .................................................................................................. .4. s r d e t r vent f efault. .. .. .. ............................................... .5. r ici g ecords ... ............................................................................................. .6. bservicer t cti n etter . .. . .. ..................................................................... .7. er ination of ervicing ...... .. .. ......................................................................... .8. otice from eller.................................................................................................. .9. e ler e ains i ble .. ..... ................................................................................ . 0. ackup ervicer ................................................................................................... . 1. uccessor ervicer ................................................................................................. TI N 0. ENT F PENSES; N NITY ...................................................... .1. xpenses ................................................................................................................ .2. ndemnity ............................................................................................................... TI N 1. LE EE ENT ... ............................................................................... 0 TI N 2. TIONSHIPS ONG E ENT D E YERS ... . 0 .1. ppointment of gent ........ ............................................................................... 0 .2. pe of gent’s uties .. .. .. ..... ...................................................................... 1 .3. i itati n uty isclose..... . .... .... . ........................................................ 2 .4. uthority f gent nforce is gre ment. .. .. .......................................... 2 .5. gent i i ual apacity ......................................................................... 2 .6. ctions equiring ll uyers’ onsent .. .. ... ................................................ 2 .7. ctions equiring equired uyers’ onsent .... ............................................. 3 .8. gent’s iscreti ary ctions . . .... ................................................................... 3 .9. uyers’ ooperation .... ................................................................................... 4 .10. uyers’ ari g rr e ent . . .. . . .. . ............................................................ 5 . 1. uyers’ cknowledgment .... . .... . . .... . ........................................................... 5 .12. gent arket alue eter inations .. .. .. .. ... ................................................ 6 .13. gent’s uty f are, xpre s egli ence aiver d elease ..... . 6 .14. alculati ns f ares f ri cipal d ther ums .. ... ............................... .. 7 .15. uccessor gent ................................................................................................ 7 .16. erger of e gent. .. ....................................................................................... 8 .17. arti i ation; ssi ent y uyers.. .............................................................. 8 .18. he gent d e uyers re e ly eneficiaries f is cti n ... . 1 .19. nowledge f ault..... .. . .. . .... .... .... ........................................................... 1

22.20. No Reliance on Agent’s Customer Identification Program ..........c..ccccceeevveennen. 111 22.21. Other TILES ..ueeeueeiieiieiieiieeieete tetera sae eae 111 22.22. Other AGIEEMENLS ......ccuvieeiiieiiiieeiieeeeieeeeiee este a etae ereeesaeeesseeessseeessse esssee esses 112 22.23. Erroneous Payments. ........ccccceeriiiiiiiiiiiieiiiieeiieeeiiee s tes estes 112 SECTION 23. NOTICES AND OTHER COMMUNICATIONS; ELECTRONIC TRANSMISSIONS 113 SECTION 24. MISCELLANEOUS .....ooiiieeeeeee eee ete eee sees saat ns 115 24.1. FUIther ASSUIANCES....cc.ueruieriiriieriietieiienttete s tesi atest e ste ete sate sbe ete eate sae e nae sat saeennens 115 24.2. Agent as Attorney in FaCt........ccooviiiiiiiiiiiieeeeeeeee eee ee e s 115 24.3. WILES 10 SCIICT....euiiiiiiiiiieieeetee e 116 24.4. WITES 10 AZENL ...oiiiiiieeiiieeiee eee eee ete eeete eerie esate ee taeesaeeessseeessseeessseeenssee e ses 116 24.5. Receipt; Available FUNAS.........cccccooiiiiiiiiiiiiieeeee eee 116 24.6. Privacy of Customer Information ...........cccceeeeveeeiiieeiieeeiieeeee ee ee e e ees 116 SECTION 25. ENTIRE AGREEMENT; SEVERABILITY ...cc.coviiiiiiiiiieieeieeee eee 117 SECTION 26. NON-ASSIGNABILITY; TERMINATION; REPLACEMENT OF BUYERS .117 26.1. Limited ASSIGNMENT. ....cc.eeiiiieriieriieiierieerieeeieetee sre etee see es essseensaessseese ssseenseens 117 26.2. Remedies EXCOPLION.......ciiiiiieiiieeiiie cite eect eee estes tree sree siree esa eeearee nneas 117 26.3. Agreement Termination .........ccueecuieruieriieriienieeniieeieeiee see eiee sre sseesnae seeseneese ns 117 26.4. Replacement of BUYETS. .....c.ccooiiiiiiiiiiiieeiee cece eerste eevee evee eevee ens 117 SECTION 27. COUNTERPARTS ....cooiiiiieeeeeetee eee sess 118 SECTION 28. GOVERNING LAW, JURISDICTION AND VENUE .......cccooiiiiiiiieieenee. 118 SECTION 29. WAIVER OF JURY TRIAL.....ccceiiiiiiiiiiiieeieneeeeeeee sess 119 SECTION 30. RELATIONSHIP OF THE PARTIES ......c.oooiiiiieeeeeeeee eee 119 SECTION 31. NO WAIVERS, ETC ....ooiiiiiiiiiieiteeeetee eesti eesti esis 120 SECTION 32. USE OF EMPLOYEE PLAN ASSETS ......ooiieeeeeeee eee 120 32.1. Prohibited TranSaCtions ...........ccceerieerieeiiienieeieeniieeieeniee er esieesseensee esse nseesns enne 120 32.2. Audited Financial Statements Required............cccceeeviiieiiieniieenieeeiee e 120 32.3. REPIESENIATIONS ....vieiiieiiieiieeiiieiie ete esite atte stee ete estee ete e tee ssbeesee sabe ense esse enseesnseenns 120 SECTION 33. INTENT «cotton e sate t eee e sae ense este sseenseenee nes 120 33.1. Transactions are Repurchase Agreements and Securities Contracts .................. 120 33.2. Contractual Rights, ELC. .....ccoiiiiiiiiiiiiieeie eects eee 121 33.3. FDA eee ete sateen ae 121 33.4. Master Netting AGIrEEMENL.........cccuvieriureeriieerieeerireeerreeesrreesreeesseeesseeesseeesseenns 121 SECTION 34. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS. ........ 121 34.1. Parties not Protected by SIPA or Insured by FDIC or NCUSIF...........cccceeune.. 121 -V- 4857-1543-7856 -v- .20. o eli nce gent’s ust er ntifi ti n r r ........ . ................... 1 .21. ther itles ......................................................................................................... 1 . 2. ther greements .. .... .... .................................................................................. 2 .23. rr eous ayments . .......................................................................................... 2 TI N 3. TICES D ER MUNICATIONS; TRONIC NSMI SIONS 3 TI N 4. I NEOUS ........................................................................................... 5 .1. urther ssurances...... . .... ...... .......................................................................... 5 .2. gent s t r ey ct .. . .... . .... . ................................................................. 5 .3. ires to eller.. ................................................................................................... 6 .4. ires to gent .................................................................................................... 6 .5. eceipt; vailable unds.. .. .. . .......................................................................... 6 .6. ri cy f ust er ation . . .. . . .. . . ..................................................... 6 TI N 5. TIRE REEMENT; RABILITY ..... ................................................ 7 TI N 6. N-A SIGNAB LITY; INATION; ENT F YERS 7 .1. i ited ssignment .... . ...... .............................................................................. 7 .2. e edies xception............. .. .. .. ...... .. ............................................................ 7 .3. gree ent er ination . . . . . .... ....................................................................... 7 .4. epl e ent f uyers. .. .. .. .. ..... .................................................................... 7 TI N 7. NTERPARTS ........ ... ................................................................................ 8 TI N 8. ERNING W, I I TI N D UE .. .. .......................... .. 8 TI N 9. AIVER F Y IAL.. ............................................................................. 9 TI N 0. TIONSHIP F E RTIES. .. .. .. ...................................................... 9 TI N 1. O AIVERS, C . ....................................................................................... 0 TI N 2. SE F PLOY E N SSETS . . . . . .................................................... 0 .1. r hibited r nsactions . . . .. . . . .. .................................................................... 0 .2. udited i ancial t ents equired. .. .. .. . . ............................................... 0 .3. epresentations ... ... ........................................................................................... 0 TI N 3. T ............................................................................................................... 0 .1. r nsactions re epurchase gree ents d curities ontracts ... . 0 .2. ontractual ights, tc. ... ................................................................................. 1 .3. IA .................................................................................................................... 1 .4. aster e ti g greement ............................................................................... 1 TI N 4. I SURE TI G TAIN RAL TECTIONS . . 1 .1. arties ot r t cted y r red IC r CUSIF. .. . .............. .. 1

34.2. 34.3. SECTION 35. SECTION 36. SECTION 37. 4857-1543-7856 SIPA Does Not Protect Government Securities Broker or Dealer COUNLETPATTY ...vveeeniiieeiiie cite site e siete site e ste ee site eetbee sate esstaeesabteesabteesaseeenaseesnnseeens 121 Transaction Funds Are Not Insured Deposits........c.ceeeveeeeiieeriiieenirieeniie eeri eee. 121 USA PATRIOT ACT NOTIFICATION eee 122 WAIVER OF FEES, COSTS AND EXPENSES .....oooiiiiiiieeeeeeeeee eee 122 AMENDED AND RESTATED eee 122 -Vi--vi- - 43-7856 .2. oes ot r tect overnment curities roker r ealer ounterparty ..................................................................................................... 1 .3. r nsaction nds re ot red eposits . .. .. ........................................... 1 TI N 5. SA TRIOT CT TIFI TI N ............................................................. 2 TI N 6. AIVER F ES, STS D PENSES . .. .......................................... 2 TI N 7. ENDED D TED .......................................................................... 2

EXHIBITS AND SCHEDULES Exhibit A Form of Request/Confirmation Exhibit B Form of Compliance Certificate Exhibit C List of Subsidiaries of the Seller as of the Effective Date Exhibit D Form of Corporation Tax Treatment Certificate Exhibit E Form of Assignment and Assumption Exhibit F Form of Repurchase and Indemnification Report Exhibit G Form of Repurchase Settlement Account Disbursement Request Schedule Al Approved Investors Schedule AR Authorized Seller Representatives List Effective as of July 28, 2022 Schedule BC The Buyers’ Committed Sums Schedule BP List of Basic Papers Schedule DQ Disqualifiers Schedule EL Eligible Loans Schedule 1.2 Deposit Accounts Schedule 15.2(f) Material Adverse Changes and Contingent Liabilities Schedule 15.2(g) Pending Litigation Schedule 15.2(n) Existing Liens Schedule 15.2(s) Compliance Information Schedule 15.3 Special Representations and Warranties with Respect to each Purchased Loan Schedule 23 Buyers’ Addresses for Notice as of July 28, 2022 -vii- 4857-1543-7856 i- HIBITS D ULES xhibit r f equest/ onfir ation xhibit r f ompliance ertifi ate xhibit ist f bsidiaries f e e ler s f e ffective ate xhibit r f orporation ax r t ent ertificate xhibit r f ssi ent d ssu ption xhibit r f epurchase d nification eport xhibit r f epurchase t ent count i urs ent equest edule I pproved estors edule R uthorized e ler epresentatives ist ffecti e s f ly 8, 22 edule C he uyers’ o mitted s edule P ist f asic apers edule isqualifiers edule li ible oans edule . eposit counts edule . (f) aterial dverse hanges d ontingent iabilities edule . (g) nding it ti n edule . (n) xisti g i ns edule . (s) ompliance ation edule .3 ecial epresentations d arranties ith espect h r hased oan edule 3 uyers’ dre ses r otice s f ly 8, 22

FOURTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT THIS FOURTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT is made and entered into as of July 28, 2022, between and among Pulte Mortgage LLC, a Delaware limited liability company (the “Seller”), and Comerica Bank, as Agent and representative of itself as a Buyer and the other Buyers (the “Agent” and sometimes “Comerica Bank”), and the other Buyers, as defined in Section 1.2. RECITALS Section 1. Applicability and Defined Terms. 1.1. Applicability. From time to time the parties hereto may enter into transactions in which the Seller agrees to transfer to the Agent on behalf of the Buyers, Eligible Loans on a servicing released basis against the transfer of funds by the Buyers, with a simultaneous agreement by the Buyers to transfer to the Seller such Eligible Loans at a date certain or on demand in the event of termination pursuant to Section 18.2 hereof, or if no demand is sooner made, on the Termination Date, against the transfer of funds by the Seller. Each such transaction shall be referred to herein as a “Transaction” and shall be governed by this Agreement, as hereinafter defined. Comerica Bank has also agreed to provide a separate revolving swing line repurchase facility to initially and temporarily purchase Eligible Loans pending their purchase by all of the Buyers pursuant to this Agreement. The parties hereby specifically declare that it is their intention that this Fourth Amended and Restated Master Repurchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement,” which term includes the preamble above) and the purchases of Eligible Loans made pursuant to it (under both its regular and swing line provisions) are to be treated as repurchase transactions under the Title 11 of the United States Code, as amended (the “Bankruptcy Code’), including all rights that accrue to the Buyers by virtue of sections 559, 561 and 562 of the Bankruptcy Code. This Agreement also contains lien provisions with respect to the Purchased Loans so that if, contrary to the intent of the parties, any court of competent jurisdiction characterizes any Transaction as a financing, rather than a purchase, under applicable law, including the applicable provisions of the Bankruptcy Code, the Agent is deemed to have a first priority perfected security interest in and to the Purchased Loans to secure the payment and performance of all of the Seller’s Obligations under this Agreement and the other Repurchase Documents. The Buyers’ agreement to establish and continue the revolving repurchase facilities, and Comerica Bank’s agreement to establish and continue such revolving swing line repurchase facility, are each made upon and subject to the terms and conditions of this Agreement. If there is any conflict or inconsistency between any of the terms or provisions of this Agreement and any of the other Repurchase Documents, this Agreement shall govern and control. If there is any conflict between any provision of this Agreement and any later supplement, amendment, restatement or replacement of it, then the latter shall govern and control. 4857-1543-7856 RTH ENDED D TED ASTER CHASE EE ENT IS RTH ENDED D TED ASTER CHASE EE ENT ade d t r d t s f ly 8, 2, t en d ong ulte ortgage C, ela are i it d ilit pany e e ler”), d omerica ank, s gent d r sentative f lf s uyer d e t er uyers e gent” d eti es omerica ank”), d e t er uyers, s fi ed cti n . . CITALS cti n . plicab lity d efi ed er s. . . plicab lity. e e e arties reto ay ter t cti ns hich e e ler rees sfer e gent half f e uyers, li ible oans i i g d asis ainst e sfer f ds y e uyers, ith ult eous ent y e uyers sfer e e ler h li ible oans t ate rt in r and e ent f inati n rsuant cti n .2 ereof, r o and ner ade, e er ination ate, ainst e sfer f ds e e ler. ach h cti n a l e rr d rein s ransacti n” d a l e erned y is gr ement, s reinafter fi ed. omerica ank as l r ed r vide arate l i g ing e r hase ilit it ll d porarily rchase li ible oans ding eir rchase y l f e uyers rsuant is gr ement. he arties r y ecifica ly clare at eir ti n at is urth ended d estated aster epurchase gree ent s ended, t ted, l ented r r ise odified e e, e greement,” hich l es e ble ve) d e rchases f li ible oans ade rsuant der th ular d ing e r visions) re e t d s rchase cti ns der e itle f e nited t tes ode, s ended e ankruptcy ode”), i g l ts at rue e uyers y i t e f ti ns 9, 1 d 2 f e ankruptcy ode. his gree ent l ntains r visi ns ith ect e r hased oans at , ntrary e t nt f e arties, y urt f petent ri i ti n aracterizes y r nsaction s cing, t er n rchase, der li able , i g e pli able r visi ns f e ankruptcy ode, e gent ed ve t ri rity rf cted urity t rest d e r hased oans ure e ent d r ance f l f e e ler’s bligations der is gree ent d e t er epurchase ocuments. he uyers’ ent t lish d ti ue e l i g rchase ilities, d omerica ank’s ent t lish d ti ue h l i g ing e r hase ility, re h ade on d ject e s d nditi ns f is gr ement. re y nflict r sist cy t en y f e s r r visi ns f is gree ent d y f e t er epurchase ocuments, is gree ent a l vern d ntrol. re y nflict t en y r visi n f is gree ent d y t r l ent, endment, ent r ent f , n e tt r a l vern d ntrol.

1.2. Defined Terms. Except where otherwise specifically stated, capitalized terms used in this Agreement and the other Repurchase Documents have the meanings assigned to them below or elsewhere in this Agreement. “Accepted Servicing Practices” means, with respect to any Mortgage Loan, (a) those mortgage loan servicing standards and procedures in accordance with all applicable state, local and federal laws, rules and regulations and (b)(i) the mortgage loan servicing standards and procedures prescribed by Fannie Mae and Freddie Mac, in each case as set forth in the Fannie Mae Servicing Guide or Freddie Mac Servicing Guide, as applicable, and in the directives or applicable publications of such agencies, as such may be amended or supplemented from time to time, or (ii) with respect to any Mortgage Loans and any matters or circumstances as to which no such standard or procedure applies, the servicing standards, procedures and practices the Seller uses with respect to its own assets as of the date of this Agreement, subject to reasonable changes. “Additional Purchased Loans” means Eligible Loans transferred by the Seller to the Buyers pursuant to, and as defined in, Section 6.1(a). “Adjusted Tangible Net Worth” means, as of any date, the sum of (a) all assets of the Seller and the Subsidiaries on a Consolidated basis, minus (b) the sum of (i) Total Liabilities (excluding Qualified Subordinated Debt), (ii) all assets of the Seller and the Subsidiaries that would be classified as intangible assets under GAAP, including, but not limited to, subscribed stock, goodwill (whether representing the excess of cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises, licenses and (iii) unsecured notes and accounts receivable due from stockholders, directors, officers, members, employees, Affiliates or other related Persons (other than Parent and Subsidiaries), and (iv) loans held for investment and real estate acquired by foreclosure or deed in lieu of foreclosure, net of reserves. “Affected Tenor” is defined in Section 6.4 hereof. “Affiliate” means and includes, with respect to a specified Person, any other Person: (a) that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the specified Person (in this definition only, the term “Control” means having the power to set or direct management policies, directly or indirectly); (b) that is a director, trustee, partner, member or executive officer of the specified Person or serves in a similar capacity in respect of the specified Person; (©) of which the specified Person is a director, trustee, partner, member or executive officer or with respect to which the specified Person serves in a similar capacity and over whom the specified Person, either alone or together with one or more other Persons similarly situated, has Control; (d) that, directly or indirectly through one or more intermediaries, is the beneficial owner of ten percent (10%) or more of any class of equity securities — which does not include any MBS — of the specified Person; or 2 4857-1543-7856 . . efi ed r s. xcept here r ise cifica ly t d, it li d s sed is gree ent d e t er epurchase ocuments ve e eanings ed l r here is gr ement. ccepted rvi i g ractices” eans, ith ect y ortgage oan, ) se ortgage n i i g ards d r cedures r ance ith l pli able te, al d eral s, les d lati ns d )(i) e ortgage n i i g ards d edures r scri ed y nnie ae d r ddie ac, h se s t rt e annie ae r ici g uide r r ddie ac r ici g uide, s plicable, d e i ti es r pli able blicati ns f h encies, s h ay e ended r l ented e e, r i) ith ect y ortgage oans d y atters r rc stances s hich o h ard r r cedure plies, e i i g ards, edures d r ctices e e ler ses ith ect n sets s f e te f is gr ement, ject able anges. diti nal urchased oans” eans li ible oans f rr d y e e ler e uyers rsuant , d s fi ed , cti n . (a). djusted ngible et orth” eans, s f y ate, e f ) l sets f e e ler d e bsidiaries onsolidated asis, inus ) e f ) otal iabilities l i g ualified bordinated ebt), i) l sets f e e ler d e bsidiaries at ould e sifi d s gible sets der AP, l ing, ut ot i it d , scri ed ck, odwill hether r senti g e ce s f st er ok l e f sets uired r t r ise), atents, ra arks, e es, pyrights, chises, ic ses d i) secured tes d unts i able e holders, i ctors, ffi ers, embers, ploy es, filiates r t er l t d ersons t er n arent d bsidiaries), d ) ns ld r t ent d al t te uired y l sure r ed f l sure, et f rves. ff ct d or” fi ed cti n . reof. fili te” eans d l des, ith ect cifi d erson, y t er erson: ) at i ctly r ir ctly gh e r ore ediaries ontrols, ontro led y r der on ontrol ith e cifi d erson is fi iti n ly, e ontrol” eans i g e er t r i ct anagement olicies, i ctly r irectly); ) at i ctor, st e, artner, ember r ecutive ffi er f e cifi d ers n r es ilar acity ect f e cifi d erson; c) f hich e cifi d erson i ctor, st e, artner, ember r ecutive ffi er r ith ect hich e cifi d ers n es ilar acity d er ho e cifi d erson, i er e r et er ith e r ore t er ersons ilarly ted, as ontrol; ) at, i ctly r ir ctly gh e r ore ediaries, e neficial ner f rcent ) r ore f y l s f uity urities hich es ot l e y BS f e cifi d erson; r

(e) of which the specified Person is directly or indirectly the owner of ten percent (10%) or more of any class of equity securities of the specified Person. “Aged Mortgage Loan” means a Mortgage Loan that is an Eligible Loan, and with respect to which each of the following statements shall be accurate and complete (and Seller by including such Mortgage Loan in any computation of the Sublimits shall be deemed to so represent and warrant to the Agent as of the date of such computation): (a) Such Mortgage Loan was originally funded in a Transaction under the Conforming Loan Sublimit or the FHA Low FICO Score Loan Sublimit; (b) Immediately prior to becoming an Aged Mortgage Loan, such Mortgage Loan was included in the Conforming Mortgage Loan Sublimit or the FHA Low FICO Score Loan Sublimit; and (c) Except for the expiration of the Repurchase Date applicable to such Mortgage Loan prior to the transfer of such Mortgage Loan to the Aged Mortgage Loan Sublimit from the Conforming Mortgage Loan Sublimit or the FHA Low FICO Score Loan Sublimit, as applicable, such Mortgage Loan would continue to be eligible under this Agreement as a Conforming Mortgage Loan or an FHA Low FICO Score Mortgage Loan, as applicable. “Aged Mortgage Loan Sublimit’ is defined in the table set forth in Section 4.2(c). “Agency” means Ginnie Mae, Fannie Mae or Freddie Mac. “Agency MBS” means MBS issued or guaranteed as to timely payment of principal and interest by Ginnie Mae, Fannie Mae or Freddie Mac. “Agency-Required eNote Legend’ means the legend or paragraph required by Fannie Mae or Freddie Mac, as applicable, to be set forth in the text of an eNote, as may be amended from time to time by Fannie Mae or Freddie Mac, as applicable. “Agent” is defined above. “Agent’s Fees” is defined in Section 9.2. “Aggregate Jumbo Loan Sublimit” is defined in Section 4.2(c). “Aggregate Outstanding Purchase Price” means as of any Determination Date, an amount equal to the sum of the Purchase Prices for all Purchased Loans included in all Open Transactions. “Agreement” is defined in the Recitals. “Applicable Floor” shall mean, as such term is used in the definitions of “Daily Adjusting BSBY Rate” or “Successor Rate” (as defined in Section 6.5), five tenths of one percent (0.5%) per annum. 4857-1543-7856 3 ) f hich e cifi d erson i ctly r ir ctly e ner f rcent ) r ore f y l s f uity urities f e cifi d erson. “ ed ortgage an” eans ortgage oan at li ible oan, d ith ect hich h f e o ing e ents a l e urate d plete d e ler y i g h ortgage oan y putation f e bli its a l e ed r sent d a rant e gent s f e te f h pu ation): ) ch ortgage oan as ri i a ly ed r nsaction der e onfor ing oan bli it r e A ore oan bli it; ) ediately ri r ing ged ortgage oan, h ortgage oan as ed e onfor ing ortgage an bli it r e A ore oan bli it; d ) xcept r e pirati n f e epurchase ate pli able h ortgage oan ri r e sfer f h ortgage oan e ged ortgage oan bli it e onfor ing ortgage oan bli it r e A ore oan blimit, s plicable, h ortgage oan ould ti ue e i le der is gree ent s onfor ing ortgage oan r A I ore ortgage oan, s plicable. ged ortgage oan blimit’ fi ed e le t rt cti n . (c). gency” eans innie ae, annie ae r r ddie ac. gency BS” eans BS d r aranteed s i ely ent f ri cipal d t rest innie ae, annie ae r r ddie ac. ency- equired ote egend” eans e d r r raph ired y a nie ae r r ddie ac, s plicable, e t rt e t f ote, s ay e ended e e y annie ae r r ddie ac, s plicable. gent” fi ed ove. gent’s es” fi ed cti n . . ggregate bo oan bli it” fi ed cti n . (c). ggregate utst ding urchase rice” eans s f y eter ination ate, ount ual e f e rchase ri es r l r hased oans ed l pen ransactions. ree ent” fi ed e ecitals. “ pplicable l or” a l ean, s h sed e fi iti ns f aily djusting Y ate” r ce sor ate” s fi ed cti n . ), e t s f e rcent ) er um.

“Applicable Margin” means, (a) for the Daily Adjusting BSBY Rate, one and six tenths of one percent (1.6%) per annum, and (b) for the Prime Referenced Rate, zero percent (0%) per annum. “Applicable Reference Date” means any date of determination (or, if such date is not a Business Day, the preceding Business Day). “Approved Investor” means Ginnie Mae, Fannie Mae, Freddie Mac and any of the Persons listed on Schedule Al, as it may be supplemented or amended from time to time by agreement of the Seller and the Agent; provided, that (a) persons listed on Schedule Al shall be Approved Investors only with respect to the type(s) of Mortgage Loans for which they are specified as an “Approved Investor” on Schedule Al, and (b) if the Agent shall give notice to the Seller of the Agent’s reasonable disapproval of any Approved Investor(s) named in the notice, the Approved Investor(s) so named shall no longer be (an) Approved Investor(s) from and after the time when the Agent sends that notice to the Seller or such later date as may be specified by the Agent in its sole discretion. “Approved Investor Agreement” shall have the meaning given the term in the Custody Agreement. “Approved MBS Custodian” is defined in Section 1.1 of the Custody Agreement. “Approved MBS Custodian Account” is defined in Section 1.1 of the Custody Agreement. “Authoritative Copy” means, with respect to an eNote, the single authoritative copy of such eNote within the meaning of 15 U.S.C. § 7021(c) (being Section 7021(c) of E-SIGN) or Section 16(c) of UETA, as applicable, which eNote is within the Control of the Controller. “Authorized Seller Representative” means a representative of the Seller duly designated by all requisite corporate action to execute any certificate, schedule or other document contemplated or required by this Agreement or the Custody Agreement on behalf of the Seller and as its act and deed. A list of Authorized Seller Representatives current as of the Effective Date is attached as Schedule AR. The Seller will provide an updated list of Authorized Seller Representatives to the Agent and the Custodian promptly following each addition to or subtraction from such list, and the Agent, the Buyers and the Custodian shall be entitled to rely on each such list until such an updated list is received by the Agent and the Custodian. “Backup Servicer” means any Person designated by the Agent, in its sole discretion, to act as a backup servicer of the Purchased Loans in accordance with Section 19.10. “Bankruptcy Code” is defined in the Recitals. “Basic Papers” means all of the Loan Papers that must be delivered to the Custodian (in the case of Dry Loans, prior to the related Purchase Date and, in the case of Wet Loans, on or before the seventh (7th) Business Day after the related Purchase Date) in order for any particular Purchased Loan to continue to have Market Value. Schedule BP lists the Basic Papers. 4857-1543-7856 4 “ pplicable argin” eans, ) r e aily djusting Y ate, e d t s f e rcent ) er u , d ) r e ri e efer nced ate, ro rcent ) er um. “ pplicable eference ate” eans y te f t ination r, h te ot usine s ay, e eding usine s ay). proved estor” eans innie ae, a nie ae, r ddie ac d y f e ersons edule I, s ay e l ented r ended e e y ent f e e ler d e gent; r vided, at ) rs ns edule I a l e pproved estors ly ith ect e e(s) f ortgage oans r hich y e cifi d s pproved estor” edule I, d ) e gent a l i e tice e e ler f e gent’s able roval f y pproved estor(s) ed e tice, e pproved estor(s) ed a l o er e ) pproved estor(s) d t r e e hen e gent ds at tice e e ler r h t r ate s ay e cifi d y e gent le i retion. proved estor greement” a l ve e eaning i en e e ust dy gr ement. proved BS ust dian” fi ed cti n . f e ust dy gr ement. proved BS ust dian ccount” fi ed cti n . f e ust dy gr ement. uthoritative opy” eans, ith ect ote, e le t oritati e y f h ote ithin e eaning f .S.C. 21(c) i g cti n 21(c) f - I N) r cti n (c) f ETA, s plicable, hich ote ithin e ontrol f e ontroller. uthorized e ler epresentative” eans r sentative f e e ler ly si ated y l uisite r orate ti n ecute y rtifi ate, dule r t er ent t plated r ired y is gree ent r e ust dy gree ent half f e e ler d s t d ed. t f uthorized e ler epresentatives rrent s f e ffecti e ate ed s edule R. he e ler i l r vide dated t f uthorized e ler epresentatives e gent d e ustodian ptly o i g h diti n r tr cti n h t, d e gent, e uyers d e ustodian a l e titl d l h h t ntil h dated t i ed y e gent d e ustodian. ackup rvicer” eans y erson si ated y e gent, le i retion, t s up icer f e r hased oans r ance ith cti n . 0. ankruptcy ode” fi ed e ecitals. asic apers” eans l f e an apers at ust e l red e ustodian e se f ry oans, ri r e l t d rchase ate d, e se f et oans, r fore e enth t ) usine s ay t r e t d rchase ate) r er r y arti ular r hased oan ti ue ve arket alue. edule P ts e asic apers.

“Benchmark” shall mean, initially, the BSBY Screen Rate; provided that if the BSBY Screen Rate or any successor thereof is subsequently replaced by a Successor Rate in accordance with Section 6.5, then “Benchmark” shall mean the applicable Successor Rate then in effect. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230, as amended from time to time. “BSBY” shall mean the Bloomberg Short-Term Bank Yield Index rate. “BSBY Administrator” shall mean the Bloomberg Index Services Limited (or any successor administrator of BSBY). “BSBY Screen Rate” means BSBY, as administered by the BSBY Administrator and published on the applicable Reuters screen page (or such other commercially available source providing such rate as may be designated by Agent from time to time). “Business Day” means any day, other than a Saturday, Sunday or any other day designated as a holiday under Federal or applicable State statute or regulation, on which Agent is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in Detroit, Michigan. “Buyer” means Comerica Bank and such other Person from time to time party to this agreement as a “Buyer.” Persons who are currently Buyers on any day shall be listed as Buyers in Schedule BC in effect for that day. “Buyer Affiliate” means (a) with respect to any Buyer, (i) an Affiliate of such Buyer or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in securities and mortgage reverse repurchase agreements, bank loans and similar financial arrangements in the ordinary course of its business and is administered or managed by such Buyer or an Affiliate of such Buyer and (b) with respect to any Buyer that is a fund which invests in securities and mortgage reverse repurchase agreements, bank loans and similar financial arrangements, any other fund that invests in securities and mortgage reverse repurchase agreements, bank loans and similar financial arrangements and is managed by the same investment advisor as such Buyer or by an Affiliate of such investment advisor. “Buyers” Margin Percentage” means: (a) for Conforming Mortgage Loans (other than Aged Mortgage Loans), ninety-seven percent (97%); (b) for FHA Low FICO Score Mortgage Loans (other than Aged Mortgage Loans), ninety-seven percent (97%); (©) for Jumbo Mortgage Loans, ninety-seven percent (97%); 4857-1543-7856 5 c ark” a l ean, iti ly, e Y r en ate; r i ed at e Y r en ate r y e sor r f s quently l ed y cce sor ate r ance ith cti n . , n e ch ark” a l ean e pli able cce sor ate n fect. eneficial wnership ertif ti n” eans rti ti n r i g neficial nership s ired y e eneficial wnership egulation. eneficial wnership egulation” eans 1 . .R. 0.230, s ended e e. SBY” a l ean e l berg rt r ank ield ex te. Y dministrator” a l ean e l berg ex rvices i ited r y ce sor inistrator f SBY). Y reen ate” eans BY, s inistered y e Y dm nistrator d bli ed e pli able euters n ge r h t er mercially ail ble rce r viding h te s ay e si ated gent e e). usine s ay” eans y ay, t er n t rday, day r y t er y si ated s li ay der ederal r pli able t te t te r ulation, hich gent en r l r stantia ly l f estic d ati nal sine s i g ali gs i n ange) etroit, ichigan. uyer” eans omerica ank d h t er ers n e e arty is ent s uyer.” ersons ho re rrently uyers y y a l e s uyers edule ct r at ay. uyer fili te” eans ) ith ect y uyer, ) filiate f h uyer r i) y tit hether r oration, art ership, st r t r ise) at aged aking, rchasing, l i g r r ise esti g urities d ortgage erse rchase r ents, k s d ilar cial a ents e i ary urse f sine s d inistered r anaged y h uyer r filiate f h uyer d ) ith ect y uyer at d hich ests urities d ortgage erse r hase r ents, k s d ilar cial ents, y t er d at ests urities d ortgage erse rchase r ents, k ns d ilar cial a ents d anaged e e t ent visor s h uyer r y filiate f h t ent visor. “ uyers’ argin ercent ge” eans: ) r onfor ing ortgage oans t er n ged ortgage oans), i t - en rcent ); ) r A ore ortgage oans t er n ged ortgage oans), i t - en rcent ); c) r bo ortgage oans, i t - en rcent );

(d) for Super Jumbo Mortgage Loans, ninety-seven percent (97%); (e) for Aged Mortgage Loans, ninety-seven percent (97%); ® for Second Mortgage Loans, fifty percent (50%); (2) for Non-QM Mortgage Loans, ninety percent (90%); (h) for Discretionary Loans, the Buyer’s Margin Percentage for the underlying type of Purchased Loan which would apply if such Mortgage Loan met the requirements waived by Agent under Section 22.8; and (1) for Wet Loans, the Buyer’s Margin Percentage for the underlying type of Purchased Loan which would apply if such Purchased Loan were a Dry Loan. “Cash Equivalents” means and includes, on any day: (a) any evidence of debt issued by the United States government or any agency thereof, or guaranteed as to the timely payment of principal and interest by the United States government, and maturing ninety (90) days or less after that day; and (b) any demand deposit, time deposit, certificate of deposit or banker’s acceptance maturing not more than ninety (90) days after that day and issued by a commercial bank that either (i) is insured by the Federal Deposit Insurance Corporation or (ii) is a member of the Federal Reserve System and has a combined unimpaired capital and surplus and unimpaired undivided profits of not less than Two Hundred Fifty Million Dollars ($250,000,000); and (©) money market and cash accounts and money market funds which are invested in investments of the types described above or in commercial paper maturing no more than 90 days from the date of creation thereof and which is rated at least “A-1" by Standard & Poor’s Corporation or at least “P-1" by Moody’s Investors Service, Inc. “Central Elements” means and includes the value of a substantial part of the Purchased Loans; the prospects for payment of each portion of the Repurchase Price, both Purchase Price and Price Differential, when due; the validity or enforceability of this Agreement and the other Repurchase Documents and, as to any Person referred to in any reference to the Central Elements, such Person’s property, business operations, financial condition and ability to fulfill and perform its obligations under this Agreement and the other Repurchase Documents to which it is a party, each taken as a whole, and such Person’s prospects of continuing in business as a going concern. “Certified Copy” means a copy of an original Basic Paper or Supplemental Paper accompanied by (or on which there is stamped) a certification by an officer of either a title insurer or an agent of a title insurer (whether a title agency or a closing attorney) or, except where otherwise specified below, by an Authorized Seller Representative or an officer of the Servicer (if other than the Seller) or subservicer of the relevant Mortgage Loan, that such copy is 4857-1543-7856 6 ) r per bo ortgage oans, i t - en rcent ); ) r ged ortgage oans, i t - en rcent ); (f) r nd ortgage oans, rcent ); g) r on- ortgage oans, i ety rcent ); ) r iscreti ary oans, e uyer’s argin r entage r e derlying e f r hased oan hich ould ply h ortgage oan et e i ents aived y gent der cti n .8; d i) r et oans, e uyer’s argin er entage r e derlying e f r hased oan hich ould ply h r hased oan ere ry oan. ash quivalents” eans d l des, y y: ) y i nce f bt d y e nited t tes er ent r y cy reof, r aranteed s e i ely ent f ri cipal d t rest y e nited t tes ernment, d aturing i ety ) ys r s ft r at y; d ) y and posit, e posit, rti i ate f posit r nker’s tance aturing ot ore n i ety ) ys ft r at y d d y mercial k at i er ) r d y e ederal eposit r nce orporation r i) ember f e ederal eserve st d as bined i paired pital d r lus d i paired divi ed rofits f ot s n o undred ift i li n ollars 0, 0, 0); d c) oney arket d sh unts d oney arket ds hich re st d t ents f e es scri ed ve r mercial per aturing o ore n ys e te f ti n f d hich t d t st -1” y t ard oor’s orporation r t st -1” y ody’s estors ervice, c. entral l ents” eans d l es e l e f stantial art f e r hased oans; e r spects r ent f h rti n f e epurchase rice, th rchase rice d ri e i ferential, hen e; e ali ity r f rceability f is gree ent d e t er epurchase ocuments d, s y ers n rr d y ce e entral l ents, h erson’s r perty, sine s erations, cial nditi n d ilit lfi l d r li ati ns der is gree ent d e t er epurchase ocuments hich arty, h n s hole, d h erson’s r spects f ti ing sine s s i g ncern. ertifi d opy” eans y f ri i al asic aper r ple ental aper panied y r hich re a ped) rti ti n y ffi er f er rer r ent f rer hether cy r i g ey) r, cept here r ise cifi d l , y uthorized e ler epresentative r ffi er f e rvicer t er n e e ler) r servicer f e ant ortgage oan, at h y a true copy of the original and (if applicable) that the original has been sent to the appropriate governmental filing office for recording in the jurisdiction where the related Mortgaged Premises are located. Each such certification shall be conclusively deemed to be a representation and warranty by the certifying officer, agent, Authorized Seller Representative or officer of the relevant Servicer or subservicer, as applicable, to the Agent, the Buyers and the Custodian upon which each may rely. “Change in Law” means the occurrence, after the Effective Date, of any of the following: (a) the adoption or introduction of any applicable Legal Requirement now or hereafter in effect and whether or not applicable to any Buyer or Agent on such date, (b) any change in any applicable Legal Requirement or in the interpretation or application thereof by any Governmental Authority, or (c) the issuance, making or implementation by any Governmental Authority of any interpretation, administration, request, regulation, guideline, or directive (whether or not having the force of law), including any risk-based capital guidelines. For purposes of this definition, (x) a change in any Legal Requirement or in the interpretation, application, administration or implementation thereof, shall include, without limitation, any change made or which becomes effective on the basis of a Legal Requirement or any interpretation, administration or implementation thereof then in force, the effective date of which change is delayed by the terms of such Legal Requirement or interpretation, administration or implementation thereof, (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub. L. 111-203, H.R. 4173) and all requests, rules, regulations, guidelines, interpretations or directives promulgated thereunder or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or promulgated, and (z) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall each be deemed to be a "Change in Law", regardless of the date enacted, adopted, issued or implemented. “Change of Control” in respect of the Seller means the occurrence of Parent not owning directly, or indirectly, 100% of the issued and outstanding ownership interests of the Seller. “Collateral” has the meaning given the term in Section 10.1. “Combined Loan to Value” means, with respect to any Second Mortgage Loan, a fraction expressed as a percentage, (a) the numerator of which is the sum of the outstanding principal amount of such Second Mortgage Loan plus the outstanding principal amount of the first Mortgage Loan encumbering the subject real property, divided by (b) the appraised value of the subject real estate encumbered thereby based on a current appraisal and by an appraiser acceptable to Agent. “Commitment” means, for each Buyer, its commitment under Section 2.1, subject to reduction or increase as described in Section 2.6, to fund its Funding Share of Transactions, limited to such Buyer’s Committed Sum. “Committed Sum” means, for any day, the maximum total amount a Buyer is committed to fund for the purchase from the Seller of Eligible Loans on a revolving basis pursuant to this Agreement, on its terms and subject to its conditions. From the Effective Date of this Agreement 4857-1543-7856 7 e y f e ri i al d pli able) at e ri i al as en t e ropriate er ental ffi e r r i g e ri icti n here e t d ortgaged r ises re ated. ach h rti ti n a l e clusively ed e r sentati n d a ranty y e rt i g fficer, ent, uthorized e ler epresentative r ffi er f e ant rvicer r servicer, s plicable, e gent, e uyers d e ustodian on hich h ay ly. hange ” eans e cu rence, ft r e ffective ate, f y f e ing: ) e pti n r cti n f y pli able egal equir ent r reafter ct d hether r ot pli able y uyer r gent h ate, ) y ge y pli able egal equir ent r e r t ti n r pli ati n r f y y overnmental uthority, r ) e nce, aking r pl entation y y overnmental uthority f y retation, inistration, uest, ulation, ideline, r i ti e hether r ot i g e r e f ), i g y s sed pital idelines. or r oses f is finiti n, ) ge y egal equir ent r e retation, plication, inistrati n r pl entation reof, a l l de, it out itati n, y ge ade r hich es ti e e asis f egal equir ent r y retation, inistrati n r pl entation r f n rce, e cti e te f hich ge l ed y e s f h egal equir ent r retation, inistrati n r pl entation reof, ) e o d-Frank all tr et ef r d onsu er r tecti n ct ub. . -203, .R. 73) d l uests, les, ulations, idelines, r t ti ns r i ti es ulgated der r d nection ith a l e ed e hange a ”, ardle s f e ate acted, pted, d r ulgated, d ) l uests, les, i elines r i ti es ulgated y e ank r ati nal tt ents, e asel o mitt e anking pervision r y ce sor r ilar t ority) r e nited t tes lat ry thorities, h se rsuant asel I, a l h e ed e ange aw", ardle s f e ate acted, opted, d r pl ented. hange f ontrol” ect f e e ler eans e urrence f arent ot ning i ctly, r irectly, f e d d t ing nership t rests f e e ler. o lateral” as e eaning i en e cti n .1. “ bined oan l e” eans, ith ect y nd ortgage oan, t n ressed s rcentage, ) e erator f hich e f e t t ing ri cipal ount f h nd ortgage oan l s e t i g ri cipal ount f e t ortgage oan bering e ject al r perty, i i ed y ) e raised l e f e ject al t te bered y sed rrent praisal d y praiser eptable gent. mitment” eans, r h uyer, mitment der cti n . , ject cti n r r ase s scri ed cti n . , d nding are f ransactions, i it d h uyer’s o mitted . o mitted ” eans, r y ay, e axi u tal ount uyer mitted d r e rchase e e ler f li ible oans l i g asis rsuant is gr ement, s d ject nditions. e ffective ate f is gree ent through the Termination Date or such other date (if any) when all or any of them is changed by operation of the provisions of any agreement or Legal Requirement, the Committed Sums for the Buyers are as set forth on Schedule BC, as it may be amended and restated from time to time. “Competitor” means an entity which (a) either (i) competes with the Parent or its Affiliates in the home building business, or (ii) is in the business of making, purchasing, holding or otherwise investing in residential Mortgage Loans in the ordinary course of its business, and (b) is not in the business of making, purchasing, holding or otherwise investing in commercial loans or similar extensions of credit in the ordinary course of its business. “Conforming Changes” means, with respect to either the use or administration of the BSBY Rate or the use, administration, adoption or implementation of any Successor Rate, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of Price Differential, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 6.4 or Section 6.5 and other technical, administrative or operational matters) that the Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Repurchase Documents). “Conforming Mortgage Loan” means a first priority Single-family residential Mortgage Loan (a) that is FHA insured, VA guaranteed, a conventional mortgage loan that fully conforms to all Agency underwriting and other requirements, or a Housing Authority Loan, and (b) the obligor for which has a FICO Score of not less than (i) if a Housing Authority Loan, 600, or (ii) if not a Housing Authority Loan, 620. “Conforming Loan Sublimit” is defined in Section 4.2(a). “Consolidated” refers to the consolidation of any Person, in accordance with GAAP, with its properly consolidated subsidiaries. References herein to a Person’s Consolidated financial statements refer to the consolidated financial statements of such Person and its properly consolidated subsidiaries. “Contingent Indebtedness” of any Person at a particular date means the sum (without duplication) at such date of (a) all obligations of such Person in respect of letters of credit, acceptances, or similar obligations issued or created for the account of such Person, (b) all obligations of such Person under any contract, agreement or understanding of such Person pursuant to which such Person guarantees, or in effect guarantees, any indebtedness or other obligations of any other Person in any matter, whether directly or indirectly, contingently or absolutely, in whole or in part (excluding such Person’s contingent liability as endorser of negotiable instruments for collection in the ordinary course of business), (¢) all liabilities secured 4857-1543-7856 8 gh e er ination ate r h t er te y) hen l r y f ged y erati n f e r visi ns f y ent r egal equirement, e o mitted s r e uyers re s t rt edule C, s ay e ended d t t d e e. ompe itor” eans tit hich ) er ) petes ith e arent r filiates e e il i g sine s, r i) e sine s f aking, rchasing, l i g r r ise esti g i ential ortgage oans e i ary urse f sine s, d ) ot e sine s f aking, rchasing, l i g r r ise esti g mercial s r ilar t si ns f dit e i ary urse f sine s. “ nf r ing hanges” eans, ith ect i er e se r inistrati n f e Y ate r e se, inistration, pti n r pl entation f y cce sor ate, y nical, inistrative r erati nal nges n i g nges e fi iti n f usine s ay,” e fi iti n f .S. overnment curities usine s ay,” r y ilar r l ous fi iti n r e diti n f cept f t rest ri d”), i i g d e cy f t ining t s d aking ents f ri e i ferential, i i g f r ing uests r ayment, version r ti uati n tices, e plicability d th f ack eri ds, e plicability f cti n . r cti n . d t er nical, inistrative r erati nal atters) at e gent ci es ay e propriate fl ct e ption d pl entation f y h te r r it e se d inistrati n r f y e gent a ner stantia ly nsistent ith arket r ctice r, e gent cides at ption f y rti n f h arket r ctice ot inistratively si le r e gent t ines at o arket r ctice r e inistrati n f y h te ists, h t er a ner f inistrati n s e gent cides ably ce sary nection ith e inistrati n f is gree ent d e t er epurchase ocuments). onf r ing ortgage an” eans t ri rity i l - ily i ential ortgage oan ) at A red, arant ed, ventional ortgage n at ll f r s l gency derwriting d t er i ents, r ousing uthority oan, d ) e li or r hich as ore f ot s n ) ousing uthority oan, 0, r i) ot ousing uthority oan, 0. onf r ing oan bli it” fi ed cti n . (a). onsolidated” fers e solidati n f y erson, r ance ith AP, ith r perly soli ated sidiaries. eferences rein erson’s onsolidated cial e ents fer e soli ated cial e ents f h ers n d r perly soli ated sidiaries. ontingent btedne s” f y erson t arti ular te eans e it out plicati n) t h te f ) l li ati ns f h erson ect f t rs f dit, eptances, r ilar li ati ns d r t d r e unt f h erson, ) l li ati ns f h erson der y ntract, ent r derst ding f h erson rsuant hich h ers n arant es, r ct arant es, y t dne s r t er li ati ns f y t er erson y atter, hether i ctly r irectly, ti gently r solutely, hole r art l i g h erson’s ti gent ilit s orser f gotiable ru ents r ll ti n e i ary urse f sine s), c) l iliti s red by any Lien on any property owned by such Person, whether or not such Person has assumed or otherwise become liable for the payment thereof and (d) any liability of such Person or any Affiliate thereof in respect of unfunded vested benefits under any ERISA Plan, in each case excluding any such liabilities or obligations that constitute Debt. “Control” means, with respect to an eNote, “control” of such eNote as such term is defined in 15 U.S.C. § 7021(b) (being Section 7021(c) of E-SIGN) and/or Section 16 of UETA, as applicable, which is established by reference to the MERS eRegistry and any party designated therein as the Controller. “Control Failure” means, with respect to any eMortgage Loan, the occurrence of any event or condition while such eMortgage Loan is subject to a Transaction which results in the Custodian not having Control of the eNote evidencing such eMortgage Loan or the Custodian not being the Controller of such eNote, excluding, however, any Transfer of Control intentionally made by Custodian pursuant to this Agreement or any other Repurchase Documents, including in conjunction with the sale, conveyance or other disposition of such eMortgage Loan. “Controller” means, with respect to an eNote, the party designated in the MERS eRegistry as the “Controller,” and who in such capacity shall be deemed to be “in control” or to be the “controller” of such eNote within the meaning of UETA or E-SIGN, as applicable. “Corporation Tax Treatment Certificate” is defined in Section 7.5(a). “Currency Agreement” means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement for the purpose of hedging the currency risk associated with the Seller’s and its Subsidiaries’ operations and not for speculative purposes. “Custodian” means Truist Bank, formerly known as Branch Banking and Trust Company, as Custodian under the Custody Agreement, or any successor custodian under the Custody Agreement acceptable to the Agent. “Custodian’s Fees” are the fees to be paid by the Seller to the Custodian for its services under the Custody Agreement, as provided for in the Custody Agreement or by a separate agreement. Such fees are separate from and in addition to other fees to be paid to the Buyers and the Agent provided for in this Agreement. “Custody Agreement” means the Custody Agreement dated as of February 15, 2019 by and among the Agent, the Seller and the Custodian, as it may be supplemented, amended or restated from time to time. “Customer” means and includes each maker of a Mortgage Note and each cosigner, guarantor, endorser, surety and assumptor thereof, and each mortgagor or grantor under a Mortgage, whether or not such Person has personal liability for its payment of the Mortgage Loan evidenced or secured thereby, in whole or in part. 4857-1543-7856 9 y y i n y r perty ned y h erson, hether r ot h erson as ed r r ise e le r e ent r f d ) y ilit f h erson r y filiate f ect f f ded st d nefits der y I A lan, h se l ding y h iliti s r li ati ns at nstitute ebt. ontrol” eans, ith ect ote, ntrol” f h ote s h fi ed .S.C. 21(b) i g cti n 21(c) f - I N) d/or cti n f ETA, s plicable, hich li ed ce e ERS egistry d y arty si ated rein s e ontroller. ontrol ail re” eans, ith ect y ortgage oan, e urrence f y ent r diti n hile h ortgage oan ject r nsaction hich ults e ustodian ot ing ontrol f e ote i cing h ortgage oan r e ustodian t i g e ontroller f h ote, cl ding, ever, y ransfer f ontrol ti a ly ade y ustodian rsuant is gree ent r y t er epurchase ocuments, i g j nction ith e le, eyance r t er i ositi n f h ortgage oan. ontroller” eans, ith ect ote, e arty si ated e ERS egistry s e ontroller,” d ho h acity a l e ed e i ntrol” r e e ntro ler” f h ote ithin e eaning f TA r - I N, s plicable. orporation x t ent ertifi te” fi ed cti n . (a). u rency greement” eans y i n ange ntract, r cy ap r ent, t res ntract, ti n ntract, thetic p r t er ilar ent r a ent r e r ose f ging e r cy ciated ith e e ler’s d bsidiaries’ erati ns d ot r culative rposes. ustodian” eans ruist ank, erly n s ranch anking d rust o pany, s ustodian der e ust dy gr ement, r y ce sor st dian der e ust dy gree ent eptable e gent. ustodian’s ees” re e s e aid y e e ler e ustodian r ices der e ust dy gr ement, s i ed r e ust dy gree ent r y arate r ent. ch s re arate d diti n t er s e aid e uyers d e gent i ed r is gr ement. “ ustody gree ent” eans e ust dy gree ent t d s f bruary , 19 y d ong e gent, e e ler d e ustodian, s ay e l ented, ended r t t d e e. ust er” eans d l es h aker f ortgage ote d h si ner, arantor, dorser, rety d ptor reof, d h ortgagor r r ntor der ortgage, hether r ot h erson as rsonal ilit r ent f e ortgage oan i ced r red r by, hole r art.

“Daily Adjusting BSBY Rate” shall mean, for any day, the rate per annum equal to the BSBY Screen Rate at or about 8:00 a.m. (Detroit, Michigan time) (or as soon thereafter as practical) on such day with a term of one (1) month; provided that, except for a determination by Agent pursuant to Section 6 herein, if such rate is not published on such determination date then the rate will be the BSBY Screen Rate on the first Business Day immediately prior thereto; provided, however, and notwithstanding anything to the contrary set forth in this Agreement, if at any time the Daily Adjusting BSBY Rate would otherwise be less than the Applicable Floor, then the Daily Adjusting BSBY Rate shall be deemed to be the Applicable Floor for all purposes of this Agreement. “Daily Adjusting BSBY Rate Transaction” shall mean any Transaction which bears Price Differential at the Daily Adjusting BSBY Rate or, if applicable, the Successor Rate. “Daily Adjusting Term SOFR Rate” means, for any day, the rate per annum equal to the Term SOFR Screen Rate at or about 8:00 a.m. (Detroit, Michigan time) (or as soon thereafter as practical) on such day with a term of one (1) month; provided that, except for a determination by Agent pursuant to Section 6 herein, if such rate is not published on such determination date then the rate will be the Term SOFR Screen Rate on the first Business Day immediately prior thereto; provided, however, and notwithstanding anything to the contrary set forth in this Agreement, if at any time the Daily Adjusting Term SOFR Rate would otherwise be less than the Applicable Floor, then the Daily Adjusting Term SOFR Rate shall be deemed to be the Applicable Floor for all purposes of this Agreement. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Agent decides that any such convention is not administratively feasible for the Agent, then the Agent may establish another convention in its reasonable discretion “Debt” means, with respect to any Person, on any day, the sum of the following (without duplication): (a) all of that Person’s debt or other obligations which, in accordance with GAAP, should be included in determining total liabilities as shown on the liabilities side of that Person’s balance sheet for that day; (b) all of that Person’s debt or other obligations for borrowed money or for the deferred purchase price of property or services, except that non-recourse MBS Debt arising out of transactions structured to qualify for GAAP sale treatment shall be excluded; (c) all of any other Person’s debt or other obligations for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, to pay or advance money or property as guarantor, surety, endorser or otherwise (excluding such Person’s contingent liability as endorser of 10 4857-1543-7856 aily djusti g Y ate” a l ean, r y ay, e te er ual e Y r en ate t r out : 0 . . etroit, ichigan e) r s n reafter s ractical) h y ith f e ) onth; i ed at, cept r t ination gent rsuant cti n rein, h te t bli ed h t ination te n e te i l e e Y r en ate e t usine s ay ediately ri r reto; r vided, ever, d t it st ding t i g e ntrary t rt is gr ement, t y e e aily djusting Y ate ould r ise e s n e plicable l or, n e aily djusting Y ate a l e ed e e plicable l or r l rposes f is gr ement. aily djusti g Y ate nsaction” a l ean y r nsaction hich ears ri e i ferential t e aily djusting Y ate r, plicable, e cce sor ate. aily djusti g FR ate” eans, r y ay, e te er ual e er FR r en ate t r out : 0 . etroit, ichigan e) r s n reafter s ractical) h y ith f e ) onth; i ed at, cept r t ination y gent rsuant cti n rein, h te ot bli ed h t ination te n e te i l e e r FR r en ate e t usine s ay ediately ri r reto; r vided, ever, d t it st ding t i g e ntrary t rt is gr ement, t y e e aily djusting er FR ate ould r ise e s n e plicable l or, n e aily djusting er FR ate a l e ed e e plicable l or r l rposes f is gr ement. aily i ple FR” eans, r y ay, FR, ith e ventions r is te hich i l l de ack) i g l ed y e gent r ance ith e ventions r is te t d r co ended y e elevant overnmental ody r t ining aily i ple FR” r dicated sine s ns; i ed at e gent ci es at y h vention ot inistratively si le r e gent, n e gent ay t lish other vention nable i r ti n ebt” eans, ith ect y erson, y y, e f e o ing it out plication): ) l f at erson’s bt r t er li ati ns hich, r ance ith AP, uld e ed t ining tal iliti s s n e iliti s e f at erson’s l ce eet r at ay; ) l f at erson’s bt r t er li ati ns r r ed oney r r e f rred rchase ri e f r perty r ices, cept at n-recourse BS ebt g t f cti ns t r d alify r AP le re ent a l e cl ded; ) l f y t er erson’s bt r t er li ati ns r r ed oney r r e f rred rchase ri e f r perty r ices ect f hich h erson le, ti ently r t r ise, ay r ance oney r r perty s arantor, rety, orser r r ise l i g h erson’s ti gent ilit s orser f negotiable instruments for collection in the ordinary course of business), or which such Person has agreed to purchase or otherwise acquire; (d) the aggregate principal balance, or repurchase price obligation, of that Person under repurchase agreements, reverse repurchase agreements, mortgage warehouse lines of credit, sale/buy-back agreements or like arrangements; (e) all debt for borrowed money or for the deferred purchase price of property or services secured by a Lien on any property owned or being purchased by that Person (even though that Person has not assumed or otherwise become liable for the payment of such debt) to the extent that such debt would not be otherwise counted as a liability for purposes of determining that Person’s net worth and to the extent that such debt is less than or equal to the net book value of such property; and (f) net payment obligations of that Person in respect of any exchange traded or over the counter derivative transaction, including any Hedge Agreement whether entered into for hedging or speculative purposes; provided that, for purposes of this Agreement, there shall be excluded from the calculation of Debt for that day both (i) such Person’s obligations to pay to another Person any sums collected and held by the subject Person (as loan servicer, escrow agent or collection agent or in a similar capacity) for the account of such other Person, and (ii) Qualified Subordinated Debt. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means the occurrence of any event or existence of any condition that, but for the giving of notice, the lapse of time or both, would constitute an Event of Default. “Default Pricing Rate” means, on any day and with respect to any Transaction, a rate per annum equal to the otherwise applicable Pricing Rate plus two percent (2%) per annum. “Defaulting Buyer” means any Buyer, as determined by the Agent, that has (a) failed to fund any portion of its Transactions (including any Swing Line Transactions syndicated pursuant to Section 2.5) within two Business Days of the date required to be funded by it hereunder, (b) notified the Seller, the Agent or any Buyer in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement, other mortgage repurchase agreements or any agreements in which it commits to extend credit, (c) failed, within two Business Days after request by the Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Transactions and participations in then outstanding Swing Line Transactions (provided that such Buyer shall cease to be a Defaulting Buyer pursuant to this clause (c) upon receipt of such written confirmation by the Agent), (d) otherwise failed to pay over to the Agent or any other Buyer any other amount required to be paid by it hereunder within two Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become the subject of a proceeding under any Debtor 11 4857-1543-7856 gotiable ru ents r ll ti n e i ary urse f sine s), r hich h ers n as r ed rchase r r ise uire; ) e regate ri cipal l nce, r rchase ri e li ation, f at ers n der r hase r ents, erse rchase r ents, ortgage arehouse s f dit, b - ack ents r e ents; ) l bt r r ed oney r r e ferred rchase ri e f r perty r ices red y i n y r perty ned r i g r ased y at rs n en gh at ers n as ot ed r r ise e le r e ent f h bt) e tent at h bt ould ot e r ise nted s ilit r r oses f t ining at erson’s et orth d e tent at h bt s n r ual e et ok l e f h r perty; d ) et ent li ati ns f at ers n ect f y ange d r er e nter ri ati e saction, i g y edge gree ent hether t r d t r ging r culative rposes; i ed at, r r oses f is greement, re a l e l ed e l lati n f ebt r at y th ) h erson’s li ati ns ay other ers n y s ll t d d eld y e ject rs n s n r icer, ent r ll ti n ent r ilar acity) r e unt f h t er erson, d i) ualified bordinated ebt. ebtor elief ws” eans e ankruptcy ode, d l t er iq i ation, servatorship, kruptcy, ent r e enefit f ditors, oratori , ent, i ership, l ency, r anization, r ilar btor li f s f e nited t tes r t er pli able ri i ti ns e e fect. efault” eans e u rence f y ent r i t ce f y diti n at, ut r e i i g f tice, e se f e r th, ould nstitute vent f efault. efault rici g ate” eans, y y d ith ect y ransaction, te er ual e r ise pli able ri i g ate l s o rcent ) er um. efaulti g uyer” eans y uyer, s t ined y e gent, at as ) i d y rti n f r nsactions i g y ing i e r nsactions dicated rsuant cti n . ) ithin o usine s ays f e ate ired e ed y r under, ) tifi d e e ler, e gent r y uyer riti g at es t d ply ith y f i g li ati ns der is gree ent r as ade blic e ent e ct at es ot d ply ith i g li ati ns der is gr ement, t er ortgage rchase ents r y ents hich mits t d dit, ) il d, ithin o usine s ays t r uest y e gent, fi at i l ply ith e s f is gree ent l t g li ati ns d r spective r nsactions d arti i ati ns n t ing ing i e r nsactions i ed at h uyer a l ase e efaulting uyer rsuant is se ) on eipt f h ri t n fi ation y e gent), ) r ise i y er e gent r y t er uyer y t er ount ired e aid y r nder ithin o usine s ays f e te hen e, le s e ject f od it i ute, r ) ) e e ject f eeding der y ebtor

Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Buyer shall not be a Defaulting Buyer solely by virtue of the ownership or acquisition of any equity interest in that Buyer or any direct or indirect parent company thereof by a Governmental Authority, so long as such ownership interest does not result in or provide such Buyer with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Buyer (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Buyer. Any determination by the Agent that a Buyer is a Defaulting Buyer under any one or more of clauses (a) through (e) above shall be conclusive and binding absent manifest error, and such Buyer shall be deemed to be a Defaulting Buyer upon delivery of written notice of such determination to the Seller, Swing Line Buyer and each Buyer. “Delegatee” means, with respect to an eNote, the party designated in the MERS eRegistry as the “Delegatee” or “Delegatee for Transfers,” who in such capacity is authorized by the Controller to perform certain MERS eRegistry transactions on behalf of the Controller such as Transfers of Control and Transfers of Control and Location. “Determination Date” means the date as of, or for, which a specified characteristic of a Mortgage Loan or other subject matter is being determined for purposes of a provision of this Agreement or another Repurchase Document. “Discretionary Loans” means Mortgage Loans approved for purchase by the Agent or with respect to which Agent has provided a waiver pursuant to Section 22.8. “Discretionary Loan Sublimit” is defined in the table set forth in Section 4.2(c). “Disqualifier” means any of the circumstances or events affecting Purchased Loans that are described on Schedule DQ. “Dry Loan” means an Eligible Loan originated by the Seller that has been closed, funded and qualifies without exception as an Eligible Loan, including satisfying the requirement that all of its Basic Papers have been delivered to the Custodian. “Electronic Agent” means MERSCORP Holdings, Inc., or its successor in interest or assigns. “Electronic Record” shall mean an “electronic record” as defined in Section 2 of UETA or Section 7006 of E-SIGN, as applicable, and with respect to an eMortgage Loan, the related eNote and all other documents comprising the File electronically created and that are stored in an electronic format and bearing an “electronic signature” as such term is defined in E-SIGN, if any. “Electronic Tracking Agreement” means one (1) or more Electronic Tracking Agreements with respect to (i) the tracking of changes in the ownership, mortgage servicers and servicing rights ownership of Mortgage Loans held on the MERS System, and (ii) the tracking of 12 4857-1543-7856 elief aw, r i) d ointed r eiver, st dian, servator, st e, inistrator, e r e nefit f itors r ilar erson r ed ith r anizati n r iq ati n f sine s r sets, i g e ederal eposit r nce orporation r y t er te r eral lat ry t ority ti g h acity; r i ed at uyer a l t e efaulting uyer l ly y irt e f e nership r uisiti n f y uity t rest at uyer r y i ct r irect arent pany f y overnmental uthority, g s h nership t rest es ot sult r r vide h uyer ith unity e ri i ti n f urts ithin e nited t tes r e ent f ents r rits f tac ent sets r r it h uyer r h overnmental uthority) ject, udiate, r i f y ntracts r ents ade ith h uyer. ny t ination y e gent at uyer efaulting uyer der y e r ore f ses ) h ) ve a l e clusive d i i g sent anifest rror, d h uyer a l e ed e efaulting uyer on li ery f ri t n tice f h t ination e e ler, ing i e uyer d h uyer. elegat e” eans, ith ect ote, e arty si ated e ERS egistry s e elegat e” r elegat e r ransfers,” ho h acity t ori ed y e ontroller r r rt in ERS egistry cti ns half f e ontroller h s ransfers f ontrol d ransfers f ontrol d ocation. eter ination ate” eans e te s f, r r, hich cifi d aracteristic f ortgage oan r t er ject atter i g ined r r oses f r visi n f is gree ent r other epurchase ocument. iscreti ary ans” eans ortgage oans r ved r rchase y e gent r ith ect hich gent as i ed aiver rsuant cti n .8. iscreti ary oan bli it” fi ed e le t rt cti n . (c). isqualifier” eans y f e c stances r ents ti g r hased oans at re scri ed edule Q. ry oan” eans li ible oan i ated y e e ler at as en sed, ed d alifies it out epti n s li ible oan, i g t i g e i ent at l f asic apers ve en l red e ustodian. lectronic gent” eans ERSCORP oldings, c., r ce sor t rest r i ns. lectronic ecord” a l ean l tr nic rd” s fi ed cti n f TA r cti n 06 f - I N, s plicable, d ith ect ortgage oan, e t d ote d l t er ents prising e ile t nica ly t d d at re d t nic at d ari g l tr nic at re” s h fi ed - I N, y. lectronic cki g gree ent” eans e ) r ore l ctr nic r cking greements ith ect ) e i g f nges e nership, ortgage icers d i i g ts nership f ortgage oans ld e ERS st , d i) e i g f the Control of eNotes held on the MERS eRegistry, each in a form acceptable to Seller and Agent, as the same may be amended (including by an Addendum to Electronic Tracking Agreement for eNotes), restated, supplemented or otherwise modified from time to time. “Electronic Transmission” means each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail or E-Fax, or otherwise to or from an E-System or other equivalent service. “Eligible Assignee” means (a) a Buyer; (b) a Buyer Affiliate; or (c) any other Person (other than a natural person) approved by the (i) Agent and Swing Line Buyer, and (ii) unless an Event of Default has occurred and is continuing, the Seller (each such approval not to be unreasonably withheld or delayed); provided that (x) notwithstanding the foregoing, “Eligible Assignee” shall not include any natural person, the Seller, or any of the Seller’s Affiliates or Subsidiaries, (y) no assignment shall be made to a Defaulting Buyer (or a Person who would be a Defaulting Buyer if such Person was a Buyer hereunder) without the consent of Agent and Seller; and (z) that notwithstanding clause (c)(ii) of this definition, so long as no Event of Default has occurred and is continuing, no assignment shall be made to a Competitor without the consent of the Seller, which consent may be withheld in its sole discretion. “Eligible Loans” is defined on Schedule EL. “Eligible Loans Report” is defined in the Custody Agreement. “eMortgage Loan” means a Mortgage Loan evidenced by an eNote and as to which some or all of the other documents comprising the related mortgage file may be created electronically and not by traditional paper documentation with a pen and ink signature. “eNote” means, with respect to any eMortgage Loan, the electronically created and stored Mortgage Note that is a Transferable Record. “ERISA” means the Employee Retirement Income Security Act of 1974 and any successor statute, as amended from time to time, and all rules and regulations promulgated under it. “ERISA Affiliates” means all members of the group of corporations and trades or businesses (whether or not incorporated) that, together with the Seller, are treated as a single employer under Section 414 of the Internal Revenue Code. “ERISA Plan” means any pension benefit plan subject to Title IV of ERISA or Section 412 of the Internal Revenue Code maintained or contributed to by the Seller or any ERISA Affiliate with respect to which the Seller has a fixed or contingent liability. “Erroneous Payment” is defined in Section 22.23. “Escrow Account” means the Escrow Account established by the Seller with a bank reasonably satisfactory to the Agent under Section 8, and subject to the control of the Agent into 13 4857-1543-7856 e ontrol f otes eld e ERS egistry, h eptable e ler d gent, s e e ay e ended n i g y ddendu l ctr nic r cking gree ent r otes), t ted, l ented r r ise odified e e. lectronic s i sion” eans h ument, t ction, t orization, , ation d y t er munication itted, sted r r ise ade r municated y ail r - ax, r r ise r - yst r t er ivalent r ice. li ible ssi n e” eans ) uyer; ) uyer filiate; r ) y t er ers n t er n atural rson) r ved y e ) gent d ing i e uyer, d i) le s vent f efault as u red d ti uing, e e ler h h roval t e r s nably it held r l yed); r i ed at ) t it st ding e oing, li ible si n e” a l ot l e y atural rson, e e ler, r y f e e ler’s filiates r bsidiaries, ) ent a l e ade efaulting uyer r ers n ho ould e efaulting uyer h ers n as uyer r nder) it out e sent f gent d e ler; d ) at t it st ding se )( i) f is finiti n, g s o vent f efault as u red d nti uing, o ent a l e ade ompe itor it out e sent f e e ler, hich sent ay e it held le i retion. li ible oans” fi ed edule L. li ible oans eport” fi ed e ust dy gr ement. ortgage oan” eans ortgage an i ced y ote d s hich e r l f e t er ents prising e l t d ortgage ay e t d t ica ly d t it al per entation ith en d ature. ote” eans, ith ect y ortgage oan, e t ica ly t d d d ortgage ote at r nsferable ecord. ISA” eans e ploy e eti ent e curity ct f 4 d y ce sor t te, s ended e e, d l les d lati ns ulgated der . ISA fil t s” eans l embers f e p f r orati ns d es r si e ses hether r ot r orated) at, et er ith e e ler, re t d s le ployer der cti n 4 f e t r al evenue ode. ISA l n” eans y nsion enefit l n ject itle f I A r cti n 2 f e t rnal evenue ode aintained r tri uted y e e ler r y I A filiate ith ect hich e e ler as d r ti gent ility. rr neous ayment” fi ed cti n .23. s r ccount” eans e s r count li ed y e e ler ith nk ably t ry e gent der cti n , d ject e ntrol f e gent t which amounts paid for escrow accumulation under Purchased Loans are paid for purposes of paying taxes, insurance and other appropriate escrow charges. “E-SIGN” shall mean the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, as supplemented, amended, recodified or replaced from time to time. “Effective Date” means July 28, 2022. “E-System” means any electronic system and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Agent, any of its Affiliates or any other Person, providing for access to data protected by passcodes or other security system. “eVault” means an electronic repository established and maintained by the eVault Provider for Custodian for delivery and storage of eNotes. “eVault Provider” means such entity agreed upon by Seller, Custodian and Agent. “Event of Default” is defined in Section 18.1. “Event of Insolvency” means, as to any Person: (a) such Person has commenced as debtor any case or proceeding under any bankruptcy, insolvency, reorganization, moratorium, delinquency, arrangement, readjustment of debt, liquidation, dissolution, or similar law of any jurisdiction whether now or hereafter in effect, or consents to the filing of any petition against it under such law, or petitions for, causes or consents to the appointment or election of a receiver, conservator, liquidator, trustee, sequestrator, custodian or similar official for such Person or any substantial part of its property, or an order for relief is entered under the Bankruptcy Code; or any of such Person’s property is sequestered by court or order; or the convening by such Person of any meeting of creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election; (b) the commencement of any such case or proceeding against such Person, or another Person’s seeking an appointment or election of a receiver, conservator, liquidator, trustee, sequestrator, custodian or similar official for such Person, or any substantial part of its property, or the filing against the such Person of an application for a protective decree under the provisions of SIPA which (i) is consented to or not timely contested by such Person, (ii) results in the entry of an order for relief, such an appointment or election, the issuance of such a protective decree, or the entry of an order having a similar effect or (iii) is not dismissed within sixty (60) days; (c) the making by such Person of a general assignment for the benefit of creditors; or (d) the inability of such Person to, or the admission by such Person of its inability or its intention not to, pay its debts as they become due. “Exception Report” is defined in the Custody Agreement. 14 4857-1543-7856 hich ounts aid r ulation der r hased oans re aid r r oses f yi g es, r ce d t er ropriate arges. - N” a l ean e l ctr nic i atures lobal d ational merce ct, .S.C. 01 t q, s l ented, ended, dified r l ed e e. fective ate” eans l 8, 2. - yst ” eans y t nic d y t er t r et r t et ased t , hether h t nic ned, erated r sted y e gent, y f filiates r y t er erson, viding r e s ta r t cted y ss odes r t er urity t . ault” eans t nic sit ry li ed d aintained y e ault r vider r ustodian r li ery d e f otes. ault rovider” eans h tit r ed on e ler, ustodian d gent. vent f efault” fi ed cti n .1. vent f l cy” eans, s y erson: ) h erson as enced s btor y se r eeding der y kruptcy, l ency, r anization, oratori , l ency, ent, j t ent f ebt, iq i ation, i lution, r ilar f y ri i ti n hether r reafter fect, r sents e f y etit n ainst der h , r etit s r, ses r sents e oi t ent r ti n f eiver, servator, i ator, st e, uestrator, st dian r ilar ffi ial r h rs n r y stantial art f r perty, r r er r li f t red der e ankruptcy ode; r y f h erson’s r perty estered y urt r r er; r e vening y h ers n f y eting f itors r r oses f mencing y h se r eeding r i g h oi t ent r ti n; ) e encement f y h se r eeding ainst h erson, r ther erson’s i g oi t ent r ti n f eiver, nservator, i i ator, st e, uestrator, st dian r ilar ffi ial r h erson, r y stantial art f r perty, r e ainst e h rs n f pli ati n r r tecti e cr e der e r visi ns f hich ) sented r ot i ely tested y h erson, i) ults e try f r er r lief, h oi t ent r ti n, e ce f h r tective cr e, r e try f r er ing ilar ct r i) ot issed ithin t ) ys; ) e aking y h ers n f neral ent r e nefit f ditors; r ) e bility f h ers n , r e i sion y h ers n f bility r ti n ot , y bts s y e e. xception eport” fi ed e ust dy gr ement.

“Excluded Swap Obligation” means any obligation of Seller to any Buyer with respect to a “swap,” as defined in Section 1a(47) of the Commodity Exchange Act (“CEA”), if and to the extent that Seller’s guaranteeing of, or granting of a security interest or lien to secure, such swap obligation, is or becomes illegal under the CEA, or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), by virtue of Seller’s failure for any reason to constitute an “eligible contract participant,” as defined in Section 1a(18) of the CEA and the regulations thereunder, at the time such guarantee or such security interest grant becomes effective with respect to such swap obligation. If any such swap obligation arises under a master agreement governing more than one swap, the foregoing exclusion shall apply only to those swap obligations that are attributable to swaps in respect of which Seller’s guaranteeing of, or granting of a security interest or lien to secure, such swaps is or becomes illegal. “Excluded Taxes” is defined in Section 7.5. “Facility Fee” is defined in Section 9.1. “Fannie Mae” means Federal National Mortgage Association and any successor thereto or to the functions thereof. “Federal Funds Effective Rate” means, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by Agent, all as conclusively determined by the Agent, such sum to be rounded upward, if necessary, in the discretion of the Agent, to the nearest whole multiple of 1/100th of 1%; provided that if the Federal Funds Effective Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for purposes of this Agreement. “Fee Letter” means that certain letter dated as of June 13, 2019, from the Agent to the Seller. “FHA” means the Federal Housing Administration and any successor. “FHA Low FICO Score Mortgage Loan” means a Mortgage Loan that would be a Conforming Mortgage Loan except that the FICO Score for the obligor of such Mortgage Loan does not meet the requirements of Paragraph (b) of the definition of Conforming Mortgage Loan. “FHA Low FICO Score Loan Sublimit” is defined in the table set forth in Section 4.2(c). “Freddie Mac” means the Federal Home Loan Mortgage Corporation and any successor thereto or to the functions thereof. “FICA” means the Federal Insurance Contributions Act. 15 4857-1543-7856 xcl ded ap bli ati n” eans y li ati n f e ler y uyer ith ect ap,” s fi ed cti n (7) f e modity change ct A”), d e tent at e ler’s aranteeing f, r ti g f urity t rest r ure, h ap li ation, r es al der e EA, r y le, ulati n r r er f e modity tures r ding o mission r e pli ati n r fficial r tati n f y reof), y i t e f e ler’s i re r y n nstitute li i le ntract rti i ant,” s fi ed cti n (8) f e A d e ulati ns nder, t e e h arant e r h urity t rest r nt es ti e ith ect h ap li ation. y h ap li ati n i es der aster ent verning ore n e ap, e i g cl si n a l ply ly se ap li ati ns at re t ble aps ect f hich e ler’s aranteeing f, r ti g f urity t rest r ure, h aps r es al. xcl ded xes” fi ed cti n . . acility e” fi ed cti n . . “ a nie ae” eans ederal ational ortgage sociation d y ce sor reto r e cti ns reof. “ ederal unds f ctive ate” eans, r y ay, t ati g t rest te er ual e eighted erage f e t s ernight ederal ds cti ns ith embers f e ederal eserve st ed y ederal ds r kers, s bli ed r h y r, h y t usine s ay, r e xt eding usine s ay) y e ederal eserve ank f e ork, r, h te ot bli ed r y y hich usine s ay, e rage f e otati ns r h y h cti ns i ed y gent r e ederal ds r kers f nized i g t d y gent, l s clusively t ined y e gent, h e ded ard, ce sary, e i r ti n f e gent, e arest hole ultiple f 0th f ; r i ed at e ederal nds ffective ate s ined ould e s n , h te a l e ed e r rposes f is gr ement. e e ter” eans at rt in tt r t d s f e , 19, e gent e e ler. A” eans e ederal ousing dm nistration d y ce sor. A I ore ortgage an” eans ortgage oan at ould e onfor ing ortgage oan cept at e ore r e li or f h ortgage oan es ot et e i ents f r raph ) f e fi iti n f onfor ing ortgage oan. “ A I ore oan bli it” fi ed e le t rt cti n . (c). “ re die ac” eans e ederal o e oan ortgage orporation d y ce sor reto r e cti ns reof. I A” eans e ederal r nce ontributions ct.

“FICO” means Fair Isaac Corporation and, where used in this Agreement, refers to the credit scoring system developed by that company or to any other Customer credit scoring system whose use by the Seller (for purposes of this Agreement and the Transactions) has been specifically approved in writing by the Agent. “File” means a file in the possession of the Custodian containing all of the Loan Papers for the relevant type of Mortgage Loan. File is referred to as “Purchased Loan File” in the Custody Agreement. “Financial Statements” 1s defined in Section 15.2(f). “Fronting Exposure” means, at any time there is a Defaulting Buyer, with respect to the Swing Line Buyer, such Defaulting Buyer’s Percentage of outstanding Swing Line Transactions made by the Swing Line Buyer. “Funding Account” means the Seller’s non-interest bearing demand deposit account maintained with Comerica Bank and described in Schedule 1.2 into which the Agent may transfer funds (funds paid by the Buyers as Purchase Price) and from which the Seller is authorized to disburse funds in accordance with the terms and conditions of this Agreement so long as no Event of Default exists or will result therefrom. After the occurrence and during the continuance of an Event of Default, Seller shall have no further access to the Funding Account, the Funding Account shall be under the exclusive control of the Agent, and the Funding Account shall be subject to setoff by the Agent for Pro Rata distribution to the Buyers. “Funding Share” means, for each Buyer, that proportion of the sum of the original Purchase Prices for the Mortgage Loans to be purchased in a Transaction that bears the same ratio to the total amount of such sum as that Buyer’s Committed Sum bears to the Maximum Aggregate Commitment. “GAAP” means, for any day, generally accepted accounting principles, applied on a consistent basis, stated in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, or in statements and pronouncements of the Financial Accounting Standards Board or in such other statements by another entity or entities as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances for that day. The requirement that such principles be applied on a consistent basis means that the accounting principles observed in a current period shall be comparable in all material respects to those applied in an earlier period, with the exception of changes in application to which the Seller’s independent certified public accountants have agreed and which changes and their effects are summarized in the subject company’s financial statements following such changes. If (a) at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement and (b) the Seller or the Required Buyers regard such change(s) as adverse to their respective interests, then upon written notice by the Seller to Agent, or by the Agent or the Required Buyers to the Seller, the parties to this Agreement shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Buyers); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the 16 4857-1543-7856 I ” eans air c orporation d, here sed is gr ement, f rs e dit ri g el ped y at pany r y t er ust er dit ri g hose se y e e ler r r oses f is gree ent d e r nsactions) as en cifica ly r ved riti g y e gent. “ il eans e sse sion f e ustodian tai i g l f e oan apers r e ant e f ortgage oan. ile rr d s rchased oan il ” e ust dy gr ement. i ancial t ents” i fi ed cti n .2(f). ronting xposure” eans, t y e re efaulting uyer, ith ect e ing i e uyer, h efaulting uyer’s er entage f t i g ing i e r nsactions ade y e ing i e uyer. unding ccount” eans e e ler’s n-interest ari g and posit unt aintai ed ith omerica ank d scri ed edule . t hich e gent ay sfer ds ds aid y e uyers s rchase ri e) d hich e e ler t ri ed i urse ds r ance ith e s d nditi ns f is gree ent g s o vent f efault ists r i l sult f . fter e urrence d ri g e t ance f vent f efault, e ler a l ve o rt er e s e nding count, e nding count a l e der e cl sive ntrol f e gent, d e nding count a l e ject t f y e gent r ro ata i ti n e uyers. unding are” eans, r h uyer, at r porti n f e f e ri i al rchase ri es r e ortgage oans e r ased r nsaction at ars e e ti e tal ount f h s at uyer’s o mitted ars e axi um gregate o mitment. AP” eans, r y y, nera ly pted unting ri ciples, pli d nsistent asis, e i i ns d ncements f e counting ri ciples oard d e merican stit te f ertifi d ublic countants, r e ents d ncements f e i ancial counting t dards oard r h t er e ents y ther tit r titi s s ay e r ved y ifi ant ent f e unting r fe sion, at re li able e c stances r at ay. he i ent at h ri ciples e plied nsistent asis eans at e unting ri ciples ser ed rrent ri d a l e parable l aterial ects se plied rlier eriod, ith e eption f ges pli ati n hich e e ler’s endent rti i blic untants ve r ed d hich nges d eir cts re marized e ject pany’s cial e ents o ing h anges. ) t y e y ge AP ould ct e putation f y cial ti r i ent t rt is gree ent d ) e e ler r e equired uyers ard h ange(s) s erse eir ective t rests, n on ri t n tice y e e ler gent, r y e gent r e equired uyers e e ler, e arties is gree ent a l gotiate od it end h ti r i ent r serve e ri i al t nt r f t f h ge AP ject e roval f e equired uyers); i ed at, ntil ended, ) h ti r i ent a l ti ue e puted r ance ith AP ri r h ge rein d i) e

Seller shall provide to the Agent and Buyers Seller’s financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP, provided that neither the Agent nor any of the Buyers shall be obligated to commence, continue or conclude any such negotiation or to execute any such supplement or amendment after any Event of Default has occurred (other than an Event of Default caused by such change) that has not been cured by the Seller or that the Agent has not declared in writing to have been waived in accordance with Section 22. “Ginnie Mae” means the Government National Mortgage Association and any successor. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including without limitation any supranational bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Hash Value” shall mean, with respect to an eNote, the unique, tamper-evident digital signature of such eNote that is stored in the MERS eRegistry. “Hazard Insurance Policy” means, with respect to each Purchased Loan, the policy of fire and extended coverage insurance required to be maintained for the related Mortgaged Premises’ improvements (and, if the related Mortgaged Premises are located in a federally- designated special flood area, federal flood insurance issued in accordance with the Flood Disaster Protection Act of 1973, as amended from time to time, or, if repealed, any superseding legislation governing similar insurance coverage, or similar coverage against loss sustained by floods or similar hazards that conforms to the flood insurance requirements prescribed by Fannie Mae guidelines, which may be provided under a separate insurance policy), which insurance may be a blanket mortgage impairment policy. “Hedge Agreement” means an Interest Rate Protection Agreement, a Currency Agreement or a forward sales agreement entered into in the ordinary course of the Seller’s or any of its Subsidiaries’ businesses to protect the Seller against changes in interest rates or the market value of assets. “Housing Authority Loan” means a Mortgage Loan which is covered by an Investor Commitment from a state housing authority under a government bond loan program. “HUD” means the U.S. Department of Housing and Urban Development and any successor. “In Default” means that, as to any Mortgage Loan, any Mortgage Note payment or escrow payment is unpaid for thirty (30) days or more after its due date (whether or not the Seller 17 4857-1543-7856 e ler a l r vide e gent d uyers e ler’s cial e ents d t er ents ired der is gree ent r s ably ested r nder t g rt nciliati n t en l lati ns f h ti r i ent ade fore d t r i i g ct h ge AP, r i ed at it er e gent r y f e uyers a l e li ated mence, ti ue r cl de y h gotiati n r ecute y h l ent r endment t r y vent f efault as u red t er n vent f efault sed y h nge) at as ot en red e e ler r at e gent as ot cl red riti g ve en aived r ance ith cti n 2. i nie ae” eans e overn ent ational ortgage sociation d y ce sor. overnmental uthority” eans e er ent f e nited t tes f merica r y t er ati n, r f y olitical divisi n reof, hether te r al, d y ency, t ority, entality, lat ry dy, urt, ntral k r t er tit ercisi g ecutive, islative, dicial, i g, lat ry r inistrative ers r cti ns f r rt i i g er ent i g it out i it ti n y ranational dies h s e ur pean nion r e ur pean entral ank) d y up r dy r ed ith t g cial unting r latory pital l s r ards ing, it out itati n, e i ancial counting t dards oard, e ank r ati nal t ents r e asel o mitt e anking pervision r y ce sor r ilar t ority y f e oing). ash l e” a l ean, ith ect ote, e ique, per-evident i ital ature f h ote at d e ERS egistry. azard r nce olicy” eans, ith ect h r hased oan, e li y f d t ed erage r ce uired e aintained r e t d ortgaged r ises’ r ve ents d, e t d ortgaged r ises re t d era ly- si ated ecial d a, eral d r ce d r ance ith e l d isaster r tecti n ct f 73, s ended e e, r, ealed, y erseding i l ti n verning ilar r ce erage, r ilar erage ainst ss t i ed y ds r ilar zards at f r s e d r ce i ents r scri ed y nnie ae idelines, hich ay e i ed der arate r ce olicy), hich r ce ay e l ket ortgage pair ent olicy. edge greement” eans t rest ate r tecti n gr ement, u rency gree ent r ard l s ent t r d t e i ary urse f e e ler’s r y f bsidiaries’ si e ses r tect e e ler ainst nges t rest t s r e arket l e f sets. ousing uthority oan” eans ortgage oan hich ered y estor mitment te using t ority der er ent nd n r ra . D” eans e .S. epart ent f ousing d rban evel p ent d y ce sor. efault” eans at, s y ortgage oan, y ortgage ote ent r ent paid r irt ) ys r ore t r e ate hether r ot e e ler has allowed any grace period or extended the due date thereof by any means) or another material default has occurred and is continuing, including the commencement of foreclosure or the commencement of a case in bankruptcy for any Customer in respect of such Mortgage Loan. “Income” means, with respect to any Purchased Loan on any day, all payments of principal, interest and other distributions thereon or proceeds thereof paid to the relevant party. “Income Account” means a demand deposit account established by the Seller with Comerica Bank and described in Schedule 1.2 under the provisions of Section 8, which shall be subject to the control of the Agent. “Indemnified Liabilities” is defined in Section 20.2. “Indemnified Parties” is defined in Section 20.2. “Interest Rate Protection Agreement” means, with respect to any or all of the Purchased Loans, any short sale of any U.S. Treasury securities, futures contract, mortgage related security, Eurodollar futures contract, options related contract, interest rate swap, cap or collar agreement or similar arrangement providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, that is entered into by the Seller and a financial institution and is reasonably acceptable to the Agent. “Internal Revenue Code” means the Internal Revenue Code of 1986 or any subsequent federal income tax law or laws, as amended from time to time. “Investor Commitment” means an unexpired written commitment held by the Seller from an Approved Investor to buy Purchased Loans, and that specifies (a) the type or item(s) of Purchased Loan, (b) a purchase date or purchase deadline date and (c) a purchase price or the criteria by which the purchase price will be determined. “Jumbo Mortgage Loan” means a Mortgage Loan that (a) would be a Conforming Mortgage Loan except that the original principal amount is more than the maximum Agency loan amount, but not more than Two Million Dollars ($2,000,000) unless approved by Agent, and (b) the obligor of such Mortgage Loan has a FICO Score of not less than 680. “Jumbo Loan Sublimit” is defined in Section 4.2(c). “Legal Requirement” means any law, statute, ordinance, decree, ruling, treaty, requirement, order, judgment, rule or regulation (or interpretation of any of them), including any of the foregoing that relate to environmental standards or controls, energy regulations and occupational safety and health standards or controls, of any (domestic or foreign) court or other Governmental Authority, and the terms of any license, permit, consent or approval issued by any Governmental Authority. “Lien” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest). 18 4857-1543-7856 as lo ed y r ce ri d r t ed e e te r of y y eans) r other aterial fault as u red d nti uing, i g e encement f l sure r e encement f se kruptcy r y ust er ect f h ortgage oan. e” eans, ith ect y rchased an y y, l ents f ri cipal, t rest d t er i ti ns n r r ceeds r f aid e ant arty. e ccount” eans and posit unt l ed y e e ler ith omerica ank d scri ed edule . der e r visi ns f cti n , hich a l e ject e ntrol f e gent. nified iabiliti s” fi ed cti n .2. nified arties” fi ed cti n .2. t rest ate rotection greement” eans, ith ect y r l f e r hased oans, y ort le f y .S. r asury urities, t res ntract, ortgage t d urity, urodollar t res ntract, ti ns t d ntract, t rest te ap, p r lar ent r ilar a ent r viding r r t cti n ainst ati ns t rest t s r e ange f inal t rest li ations, i er nera ly r der ecific ti gencies, at t r d t y e e ler d cial t t n d ably eptable e gent. t r al evenue ode” eans e t r al evenue ode f 6 r y s quent eral e r s, s ended e e. estor mitment” eans expired ri t n mitment ld y e e ler pproved estor y rchased oans, d at ecifies ) e e r te (s) f r hased oan, ) rchase ate r rchase adline te d ) rchase ri e r e i ria y hich e rchase ri e i l e t ined. “ bo ortgage an” eans ortgage oan at ) ould e onfor ing ortgage oan cept at e ri i al ri cipal ount ore n e axi u gency n ount, ut ot ore n o i li n ollars , 0, 0) le s r ved y gent, d ) e li or f h ortgage oan as ore f ot s n 0. bo oan bli it” fi ed cti n . (c). egal equire ent” eans y , t te, i ance, cr e, li g, ty, ir ent, r er, ent, le r ulati n r r tati n f y f ), i g y f e i g at l te i ental ards r ntrols, r y lati ns d upational ty d alth ards r ntrols, f y estic r i n) urt r t er overnmental uthority, d e s f y se, er it, sent r roval d y y overnmental uthority. i n” eans y , ortgage, ed f st, l ge, urity t rest, arge r brance f y i d i g y nditi nal le r t er ti n r ent, y se e t re r of d y ent i e y urity t rest).

“Liquidity” means, as of any date of determination, (a) the market value, as reasonably determined by Agent, of all cash or Cash Equivalents (including any amounts held in the Funding Account, Operating Account or Income Account), beneficially owned by Seller as of such date and which are not subject to any pledge, security interest, lien, mortgage, hypothecation or other encumbrance, except (i) in favor of Agent to secure the Obligations, and (i1) in the case of cash deposits held in a deposit account at a financial institution (other than Agent), in favor of such financial institution to secure deposit account-related liabilities arising in the ordinary course so long as Seller has the unrestricted right, at any time, to access, withdraw, assign or transfer such deposits, and such deposits are not subject to any account control agreement or other agreement under which such rights are or can be restricted (other than in favor of the Agent), plus (b) the amount by which the aggregate Purchase Value of all Purchased Loans at such time exceeds the aggregate Purchase Price outstanding for all Open Transactions at such time, provided, however, for purposes of this paragraph (b), the “Purchase Value” of Purchased Loans shall not be reduced by the proviso in subparagraph (i) of paragraph (b) of the definition of “Purchase Value.” “Loan Papers” means the Mortgage Note and all of the other papers related to the establishment of a Purchased Loan and the creation, perfection and maintenance of its lien and lien priority for such Purchased Loan, including its Basic Papers and its Supplemental Papers and including any papers securing, guaranteeing or otherwise related to or delivered in connection with any Purchased Loan, in a form reasonably acceptable to the Agent (including any guaranties, lien priority agreements, security agreements, mortgages, deeds of trust, collateral assignments of the Seller’s interest in underlying obligations or security, subordination agreements, intercreditor agreements, negative pledge agreements, loan agreements, management agreements, development agreements, design professional agreements, payment, performance or completion bonds, mortgage security and insurance contracts, title, mortgage, pool, casualty, flood and earthquake insurance policies, binders and commitments, FHA insurance and VA guaranties, participation certificates and agreements, financing statements and investor or purchase commitments), as any such Loan Paper may be supplemented, amended, restated or replaced from time to time; provided that the “Loan Papers” of an eMortgage Loan include the eMortgage Loan’s related Electronic Records, including the related eNote, rather than their paper equivalents. “Loan Records” means books, records, ledger cards, files, papers, documents, instruments, certificates, appraisal reports, surveys, bonds, journals, reports, correspondence, customer lists, information and data that describes, catalogs or lists such information or data, computer printouts, media (tapes, discs, cards, drives, flash memory or any other kind of physical, electronic or virtual data or information storage media or systems) and related data processing software (subject to any licensing restrictions) and similar items that at any time evidence or contain information relating to any of the Purchased Loans, and other information and data that is used or useful for managing and administering the Purchased Loans, together with the nonexclusive right to use (in common with the Seller and any repurchase agreement counterparty or secured party that has a valid and enforceable interest therein and that agrees that its interest is similarly nonexclusive) the Seller’s operating systems to manage and administer any of the Purchased Loans and any of the related data and information described above, or that otherwise relates to the Purchased Loans, together with the media on which the same are stored to the extent stored with material information or data that relates to property other than the 19 4857-1543-7856 “ i uidity” eans, s f y te f t ination, ) e arket alue, s ably ined y gent, f l sh r ash quivalents n i g y ounts ld e nding count, perating count r e count), neficia ly ned y e ler s f h te d hich re ot ject y l ge, urity t rest, , ortgage, pothecation r t er brance, cept ) or f gent ure e bligations, d i) e se f sh posits ld posit unt t cial t t n t er n gent), or f h cial t t n ure posit unt-related iliti s g e i ary urse g s e ler as e restri t d ht, t y e, ce s, it draw, i n r sfer h posits, d h posits re ot ject y unt ntrol ent r t er ent der hich h ts re r n e t t d t er n or f e gent), l s ) e ount y hich e regate rchase alue f l r hased oans t h e eeds e regate rchase ri e t t ing r l pen r nsactions t h e, r vided, ever, r rposes f is r raph ), e urchase alue” f r hased oans a l t e ced y e r viso aragraph ) f r raph ) f e fi iti n f rchase alue.” an apers” eans e ortgage ote d l f e t er pers t d e s ent f r hased oan d e ati n, rf cti n d aintenance f d ri rity r h r hased oan, i g asic apers d ple ental apers d i g y pers uring, aranteeing r r ise t d r l red nection ith y r hased oan, ably eptable e gent n i g y aranties, ri rity r ents, urity r ents, ortgages, eds f st, ll teral ents f e e ler’s t rest derlying li ati ns r urity, ordination r ents, r ditor r ents, gative l ge r ents, n r ents, anagement r ents, l ent r ents, si n r fessional r ents, ent, ance r pletion nds, ortgage urity d r ce ntracts, , ortgage, ol, sualty, d d ake r ce olicies, i ders d mitments, A r ce d aranties, rti i ati n rti tes d r ents, n ci g e ents d estor r rchase mitments), s y h an aper ay e l ented, ended, t t d r l ed e e; i ed at e oan pers” f ortgage oan l e e ortgage oan’s t d l ctr nic ecords, i g e t d ote, t er n eir per uivalents. an ecords” eans oks, rds, er rds, s, apers, uments, ents, rtifi ates, praisal orts, r eys, nds, rnals, orts, ndence, er ts, ation d ta at scribes, t l gs r ts h ation r ata, puter ri touts, edia es, iscs, rds, ri es, emory r y t er i d f ysical, t nic r irt al ta r ation e edia r t s) d t d ta r ce sing are ject y ic si g t t ns) d ilar te s at t y e i nce r ntain ation t g y f e rchased oans, d t er ation d ta at ed r seful r anaging d inistering e r hased oans, ether ith e nexclusive t se on ith e e ler d y r hase ent nterparty r red arty at as alid d f rceable t rest rein d at rees at t rest ilarly nexclusive) e e ler’s erati g s anage d inister y f e r hased oans d y f e l t d ta d ation scri ed ove, r at r ise l tes e r hased oans, ether ith e edia hich e e re d e tent d ith aterial ation r ta at l tes r perty t er n e

Purchased Loans (tapes, discs, cards, drives, flash memory or any other kind of physical or virtual data or information storage media or systems), and the Seller’s rights to access the same, whether exclusive or nonexclusive, to the extent that such access rights may lawfully be transferred or used by the Seller’s permittees, and any computer programs that are owned by the Seller (or licensed to the Seller under licenses that may lawfully be transferred or used by the Seller’s permittees) and that are used or useful to access, organize, input, read, print or otherwise output and otherwise handle or use such information and data. “Location” means, with respect to an eNote, the location of such eNote which is established by reference to the MERS eRegistry. “Margin Call” is defined in Section 6.1(a). “Margin Deficit” is defined in Section 6.1(a). “Margin Excess” is defined in Section 6.1(b). “Margin Stock” has the meaning assigned to that term in Regulation U as in effect from time to time. “Market Value” means what the Agent determines as the market value of any Purchased Loan, using a commercially reasonable methodology that is, in its sole discretion, in accordance with standards customarily applicable in the financial industry to third party service providers providing values on comparable assets to be used in connection with the financing of such assets, without reference to Hedge Agreements or Investor Commitments. The Agent’s determination of Market Value hereunder shall be conclusive and binding upon the parties, absent manifest error. “Master Servicer” means, with respect to an eNote, the party that is designated in the MERS® eRegistry as the “Master Servicer”, and that in such capacity is authorized by the Controller to perform certain MERS® eRegistry transactions on behalf of the Controller. “Master Servicer Field” means, with respect to an eNote, the field entitled, “Master Servicer” in the MERS eRegistry. “Maximum Aggregate Commitment” means the maximum Aggregate Outstanding Purchase Price that is allowed to be outstanding under this Agreement on any day, being the amount set forth in Schedule BC in effect for that day, as decreased and increased pursuant to Section 2.6 and Schedule BC. If and when some or all of the Buyers then party to this Agreement agree in writing to increase their Committed Sums — or if a new Person joins this Agreement as a Buyer in accordance with Section 2.6, or if there is both such an increase and such a joinder — so that the aggregate amount of Committed Sums exceeds the Maximum Aggregate Commitment then in effect, Schedule BC shall be deemed automatically amended and restated to reflect the new Maximum Aggregate Commitment (as an amount equal to the new aggregate amount of Committed Sums) and the Agent shall deliver same to the Seller and the Buyers. 20 4857-1543-7856 0 r hased oans es, iscs, rds, ri es, emory r y t er i d f ysical r irt al ta r ation e edia r t s), d e e ler’s ts e s e e, hether cl sive r nexclusive, e tent at h e s ts ay fu ly e f rr d r sed y e e ler’s r itt es, d y puter r s at re ned y e e ler r ic d e e ler der ic ses at ay fu ly e f rr d r ed y e e ler’s r itt es) d at re sed r seful ce s, r anize, ut, d, rint r r ise t ut d r ise ndle r se h ation d ata. cation” eans, ith ect ote, e ti n f h ote hich li ed ce e ERS egistry. argin a l” fi ed cti n . (a). argin eficit” fi ed cti n . (a). argin xce s” fi ed cti n . (b). argin t ck” as e eaning ed at egulation s ct e e. arket l e” eans hat e gent t ines s e arket l e f y r hased oan, si g mercially nable ethodology at , le i retion, r ance ith ards st arily li able e cial ustry i arty ice r viders r viding l es parable sets e sed nection ith e n ci g f h sets, it out ce edge gree ents r estor o mitments. he gent’s t ination f arket alue r nder a l e clusive d i i g on e arties, sent anifest ror. aster rvicer” eans, ith ect ote, e arty at si ated e ERS® egistry s e aster rvicer”, d at h acity t ri ed y e ontroller r rt in ERS® egistry cti ns half f e ontroller. “ aster rvicer i l ” eans, ith ect ote, e l titl d, aster r icer” e ERS egistry. axi um ggregate mitment” eans e axi u gregate utst ding rchase rice at o ed e t t ing der is gree ent y ay, i g e ount t rt edule ct r at y, s r ased d sed rsuant cti n . d edule C. d hen e r l f e uyers n arty is gree ent ree riti g r ase eir o mitted s r erson i s is gree ent s uyer r ance ith cti n . , r re th h ase d h i der at e regate ount f o mitted s eeds e axi um gregate mitment n fect, edule C a l e ed t atically ended d t t d fl ct e axi um gregate mitment s ount ual e regate ount f o mitted s) d e gent a l li er e e e ler d e uyers.

“MBS” means a mortgage pass-through security, collateralized mortgage obligation, REMIC or other security that (a) is based on and backed by an underlying pool of Mortgage Loans and (b) provides for payment by its issuer to its holder of specified principal installments and/or a fixed or floating rate of interest on the unpaid balance and for all prepayments to be passed through to the holder, whether issued in certificated or book-entry form and whether or not issued, guaranteed, insured or bonded by Ginnie Mae, Fannie Mae, Freddie Mac, an insurance company, a private issuer or any other investor. “MBS Custodial Agreement” is defined in Section 1.1 of the Custody Agreement. “MBS Sale Proceeds” means proceeds from the sale of Purchased Loans securitized as MBS and the resulting securities. “MERS” means Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or its successors or assigns. “MERS Designated Loan” means a Purchased Loan registered to the Seller on the MERS® System. “MERS eDelivery” means the transmission system operated by the Electronic Agent that is used to deliver eNotes, other Electronic Records and data from one MERS eRegistry member to another using a system-to-system interface and conforming to the standards of the MERS eRegistry. “MERS eRegistry” shall mean the electronic registry operated by the Electronic Agent that acts as the legal system of record that identifies the Controller, Delegatee, Location, Master Servicer and Subservicer of the Authoritative Copy of registered eNotes. “MERS Org ID” means a number assigned by the Electronic Agent that uniquely identifies MERS members. “MERS Procedures Manual” means the MERS Procedures Manual, as it may be amended from time to time. “MERS® System” means the mortgage electronic registry system operated by the Electronic Agent that tracks changes in Mortgage ownership, mortgage servicers and servicing rights ownership. “Mortgage” means a mortgage, deed of trust, deed to secure debt, security deed or other mortgage instrument or similar evidence of lien legally effective in the U.S. jurisdiction where the relevant real property is located to create and constitute a valid and enforceable first priority Lien or, in the case of a Second Mortgage Loan, second priority Lien, in each case subject only to Permitted Encumbrances, on the fee simple estate in improved real property. “Mortgage Assignment” means an assignment of a Mortgage, in form sufficient under the Legal Requirements of the U.S. jurisdiction where the real property covered by such Mortgage is located to give record notice of the assignment of such Mortgage, perfect the assignment and establish its priority relative to other transactions in respect of the Mortgage assigned (no 21 4857-1543-7856 1 BS” eans ortgage ss- gh urity, ll t r li d ortgage li ation, IC r t er urity at ) sed d ed y derlying ol f ortgage oans d ) r vides r ent y er lder f cifi d ri cipal ents d/or d r ti g te f t rest e paid l ce d r l ents e ssed h e lder, hether d rt t d r ok-entry d hether r t ed, arant ed, r d r ded y innie ae, a nie ae, r ddie ac, r ce pany, ri ate er r y t er estor. BS ustodial greement” fi ed cti n . f e ust dy gr ement. BS le roc eds” eans r ceeds e le f r hased oans uriti d s BS d e lti g urities. ERS” eans ortgage l ctr nic egistrati n st s, c., ela are r oration, r ce sors r i ns. ERS esignated oan” eans r hased oan i t r d e e ler e ERS® st . ERS elivery” eans e ra i sion erated y e l ctr nic gent at ed li er otes, t er l ctr nic ecords d ta e ERS egistry ember ther si g -t - st ce d f r ing e ards f e ERS egistry. ERS egistry” a l ean e t nic istry erated y e l ctr nic gent at ts s e al f rd at ntifies e ontroller, elegat e, ocation, aster rvicer d bservicer f e uthoritative opy f i t r d otes. ERS rg ” eans ber ed y e l ctr nic gent at i uely ntifies ERS embers. ERS rocedures anual” eans e ERS r cedures anual, s ay e ended e e. RS® st ” eans e ortgage t nic istry erated y e l ctr nic gent at s nges ortgage nership, ortgage icers d i i g ts nership. ortgage” eans ortgage, ed f st, ed ure bt, urity ed r t er ortgage ru ent r ilar i nce f a ly ti e e .S. ri i ti n here e ant al r perty t d ate d nstitute alid d f rceable t ri rity i n r, e se f nd ortgage oan, nd ri rity ien, h se ject ly er i ted cumbrances, e e ple t te proved al r perty. ortgage ssi ent” eans ent f ortgage, ffi i nt der e egal equire ents f e .S. ri icti n here e al r perty ered h ortgage t d i e rd tice f e ent f h ortgage, erfect e ent d t lish ri rity l ti e t er cti ns ect f e ortgage ed o

Mortgage Assignment is required for any Mortgage that has been originated in the name of MERS and registered under the MERS® System). “Mortgage Loan” shall mean a one-to-four family, residential real estate loan (including an eMortgage Loan) evidenced by a Mortgage Note (including, with respect to any eMortgage Loan, the related eNote) and secured by a Mortgage encumbering a fee simple interest in real property, together with all improvements thereon, located in the United States; including without limitation, the Mortgage Note evidencing the indebtedness of obligors thereon, whether on paper or electronically created, the Mortgage securing, guaranteeing or otherwise relating thereto, all rights to payment thereunder, all rights in the real property, improvements and other tangible and intangible property and rights securing payment of the indebtedness of the obligors thereon, or that are the subject of such Mortgage Loan, all rights under Loan Papers, Loan Records, and other documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, binders and commitments, fire and extended coverage insurance policies (including the right to any return premiums) and, if applicable, flood and earthquake insurance policies, participation certificates or agreements, FHA insurance and VA guaranties, all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof; provided that in no event shall a Mortgage Loan include a loan with respect to a cooperative housing apartment or unit, all Servicing Rights related to such loan, and all other rights, interests, benefits, security, proceeds, remedies and claims (including, without limitation, REO) in favor or for the benefit of the lender or mortgagee arising out of or in connection with such loan. “Mortgage Loan Transmission File” means a file containing all information concerning each Mortgage Loan required by the “Record Layout,” as defined and provided for in (and attached as an exhibit to) the Custody Agreement, one of which shall be delivered by the Seller to the Custodian for each Purchased Loan on its Purchase Date, both by electronic, computer readable transmission in accordance with such Record Layout and, in the event such electronic transmission is not possible, by faxing a hard copy thereof to the Custodian. “Mortgage Note” shall mean a valid and binding note, bond or other evidence of indebtedness (including, with respect to any eMortgage Loan, the related eNote) evidencing a Mortgage Loan and secured by a Mortgage, including, but not limited to, a note, bond or other evidence of indebtedness which is electronically created. “Mortgaged Premises” means the Property securing a Mortgage Loan. “Multiemployer Plan” means any “multiemployer plan,” as defined in Section 4001(a)(3) of ERISA, which is maintained for employees of the Seller or any of the Seller’s Subsidiaries. “Net Income” means for any period, the net income (or loss) of the Seller and the Subsidiaries, determined on a Consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Seller or any Subsidiary, (b) the income (or deficit) of any Person in which any Person (other than the Seller and any Subsidiaries) has a joint interest, except to the extent that any such income is actually received by the Seller or any 22 4857-1543-7856 2 ortgage ssi ent ired r y ortgage at as en i ated e e f ERS d i t r d der e ERS® ste ). ortgage oan” a l ean e-t -four ily, i ential al t te n n i g ortgage oan) i ced y ortgage ote ing, ith ect y ortgage oan, e l t d ote) d red y ortgage bering e ple t rest al r perty, et er ith l r ve ents r on, t d e nited t tes; i g it out i itati n, e ortgage ote i cing e t dne s f li ors r on, hether per r t ica ly ated, e ortgage uring, aranteeing r r ise t g reto, l ts ent nder, l ts e al r perty, r vements d t er ible d gible r perty d ts ri g ent f e t ne s f e li ors r on, r at re e ject f h ortgage oan, l ts der oan apers, oan ecords, d t er ents t d reto, h s aranties d r ce licies s d y er ental encies r t er ise), l ding, it out itati n, ortgage d r ce olicies, i ders d mitments, d t ed erage r ce licies i g e t y t rn iums) d, plicable, d d ake r ce olicies, rti i ati n rti tes r r ents, A r ce d aranties, l ts sh posits nsisti g f pounds, r ce i s r t er ds ld unt reof; i ed at o ent a l ortgage oan l de n ith ect perative using rt ent r nit, l r ici g ights t d h n, d l t er hts, t rests, enefits, urity, r c eds, edies d s ing, it out i itati n, O) or r r e nefit f e er r ortgag e g t f r nection ith h n. ortgage oan s i sion ile” eans tai i g l ation cerning h ortgage oan ired y e ecord ayout,” s fi ed d r i ed r d ed s hibit ) e ust dy gr ement, e f hich a l e l red y e e ler e ustodian r h r hased an rchase ate, th y tr nic, puter able ra i sion r ance ith h ecord ayout d, e ent h t nic ra i si n ot sible, y i g rd y r f e ustodian. ortgage ote” a l ean ali d i i g ote, nd r t er i nce f t ne s ing, ith ect y ortgage oan, e t d ote) i cing ortgage oan d red y ortgage, l ding, ut ot i it d , ote, nd r t er i nce f t ne s hich t nica ly ated. ortgaged re ises” eans e r perty ri g ortgage oan. ulti ployer l n” eans y ulti ployer l n,” s fi ed cti n 01(a)(3) f ISA, hich aintained r ploy es f e e ler r y f e e ler’s bsidiaries. et e” eans r y eriod, e et e r ss) f e e ler d e bsidiaries, t ined onsolidated asis r ance ith AP; r i ed at re a l e l ed ) e e r eficit) f y erson r ed ri r e ate es bsidiary r erged t r soli ated ith e e ler r y bsidiary, ) e n e r eficit) f y erson hich y erson t er n e e ler d y bsidiaries) as int t rest, cept e tent at y h e t a ly i ed y e e ler r y

Subsidiary from such Person in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or by law applicable to such Subsidiary. “Non-excluded Taxes” is defined in Section 7.1. “Non-Defaulting Buyer” means any Buyer that is not, as of the date of relevance, a Defaulting Buyer. “Non-exempt Buyer” is defined in Section 7.5. “Nonfunding Buyer” is defined in Section 2.1. “Non-OM Mortgage Loan” means a Mortgage Loan that (a) with respect to which the original principal amount is not more than One Million Dollars ($1,000,000) unless approved by Agent, (b) the obligor of such Mortgage Loan has a FICO Score of not less than 680, (c) such Mortgage Loan is not a Conforming Loan, a Jumbo Loan or a Super Jumbo Loan and (d) is a closed-end consumer credit transaction secured by a dwelling that is subject to and meets the ability to repay requirements of 12 CFR 1026.43(c) but is not a qualified mortgage under 12 CFR 1026.43(e). “Non-QM Mortgage Loan Sublimit” is defined in Section 4.2(c). “Obligations” means all of the Seller’s present and future obligations, liabilities and indebtedness under this Agreement or any of the other Repurchase Documents, or in respect of any Products, or any Hedge Agreement entered into with the Agent or any Buyer, whether for Repurchase Price, Price Differential, Margin Call, premium, fees, costs, attorneys’ fees or other obligation or liability, and whether absolute or contingent, and all renewals, extensions, modifications and increases of any of them. Notwithstanding the foregoing, the term “Obligations” shall not be deemed to include any Excluded Swap Obligation. “Officer’s Certificate” means a certificate executed on behalf of the Seller or another relevant Person by a Responsible Officer. “Open Transaction” means a Transaction in which the Buyers or the Swing Line Buyer have purchased and paid for the related Purchased Loans but the Seller has not repurchased all of them, such that the remaining Purchased Loans not repurchased by the Seller of the subject Transaction would be an Open Transaction. “Operating Account” means the Seller’s non-interest bearing demand deposit account maintained with Agent and described on Schedule 1.2, from which the Agent is authorized pursuant to Section 3.5 to withdraw funds on any day in an amount equal to the aggregate Repurchase Prices of all Purchased Loans that are Past Due on that day. The Operating Account shall be subject to setoff by the Agent for Pro Rata distribution to the Buyers and, upon the occurrence and during the continuance of an Event of Default, the Agent may also terminate the Seller’s right to withdraw, or direct the payment of funds in the Operating Account until the Obligations have been paid in full. 23 4857-1543-7856 3 bsidiary h ers n e f i nds r ilar i ti ns d ) e distri ted r i gs f y bsidiary e tent at e clarati n r ent f nds r ilar i ti ns y h bsidiary ot t e e r i ted y e s f y ntractual li ati n r y pli able h bsidiary. on-excl ded xes” fi ed cti n . . on-Defaulting uyer” eans y uyer at ot, s f e te f ance, efaulting uyer. on-exe pt uyer” fi ed cti n . . onfunding uyer” fi ed cti n .1. “ Q ortgage an” eans ortgage oan at ) ith ect hich e ri i al ri cipal ount ot ore n ne i li n ollars , 0, 0) le s r ved y gent, ) e li or f h ortgage oan as ore f t s n 0, ) h ortgage oan ot onfor ing oan, bo oan r per bo an d ) - nd er dit cti n red y elling at ject d ets e ilit ay i ents f R 6.43(c) ut ot alifi d ortgage der R 6.43(e). “ ortgage oan bli it” fi ed cti n . (c). bligations” eans l f e e ler’s r sent d t re li ations, iliti s d t ne s der is gree ent r y f e t er epurchase ocuments, r ect f y r ducts, r y edge gree ent t r d t ith e gent r y uyer, hether r epurchase rice, ri e i ferential, argin all, ium, s, sts, eys’ s r t er li ati n r ility, d hether solute r nti gent, d l als, t nsions, odifications d ases f y f . otwithstanding e oing, e bligati ns” a l t e ed l e y xcl ded ap bligation. ficer’s ertifi te” eans rti i ate cuted half f e e ler r ther ant ers n y esponsible ficer. pen nsaction” eans r nsaction hich e uyers r e ing i e uyer ve r ased d aid r e t d r hased oans ut e e ler as ot r ased l f , h at e aining r hased oans ot r ased y e e ler f e ject r nsaction ould e pen ransaction. perating ccount” eans e e ler’s n-interest ari g and posit unt aintai ed ith gent d scri ed edule . , hich e gent t ori ed rsuant cti n . it r ds y y ount ual e regate epurchase ri es f l r hased oans at re ast ue at ay. he perating count a l e ject t f y e gent r ro ata i ti n e uyers d, on e urrence d ri g e ti ance f vent f efault, e gent ay l inate e e ler’s t it draw, r i ct e ent f ds e perating count ntil e bligations ve en aid l.

“Organizational Documents” means as to any Person other than a natural Person, its articles or certificate of incorporation, organization, limited partnership or other document filed with a Governmental Authority evidencing the organization of such entity and any bylaws, operating agreement or other governance document governing the rights of the holders of the ownership interests in such Person. “Other Taxes” is defined in Section 7.2. “Paper Record” means with respect to a Mortgage Loan, the related Mortgage Note and all other documents comprising the Loan Papers that are in paper format, either as a copy or an original document, and are not held electronically or as an Electronic Record. “Parent” means PulteGroup, Inc., a Michigan corporation. “Parent Repurchase Agreement” means the Master Repurchase Agreement dated as of September 30, 2009, between the Seller and Parent, as it may be supplemented, amended or restated from time to time. “Past Due” means that the Seller has not repurchased the subject Purchased Loan on or before its Repurchase Date. “Permitted Encumbrances” means, in respect of the Mortgaged Premises securing a Purchased Loan, (a) tax Liens for real property taxes and government-improvement assessments that are not delinquent; (b) easements and restrictions that do not materially and adversely affect the title to, marketability of or value of such Mortgaged Premises or prohibit or interfere with the use of such Mortgaged Premises as a one-to-four family residential dwelling; (c) reservations as to oil, gas or mineral rights, provided such rights do not include the right to remove buildings or other material improvements on or near the surface of such Mortgaged Premises or to mine or drill on the surface thereof or otherwise enter the surface for purposes of mining, drilling or exploring for, or producing, transporting or otherwise handling oil, gas or other minerals of any kind; (d) agreements for the installation, maintenance or repair of public utilities, provided such agreements do not create or evidence Liens on such Mortgaged Premises or authorize or permit any Person to file or acquire claims of Liens against such Mortgaged Premises; and (e) such other exceptions (if any) as are acceptable under relevant Agency guidelines; provided that any encumbrance that is not permitted pursuant to the standards of any relevant Investor Commitment by which the subject Purchased Loan is covered shall not be a Permitted Encumbrance. “Person” means and includes natural persons, corporations, limited liability companies, limited partnerships, registered limited liability partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions of them. “Plan” means an employee pension benefit plan of a type described in Section 3(2) of ERISA and that is subject to Title IV of ERISA in respect of which the Seller is an “employer” as defined in Section 3(5) of ERISA. 24 4857-1543-7856 4 rganizational ocuments” eans s y rs n t er n atural erson, t l s r rti i ate f rporation, anization, i it d rt ership r t er ent ith overnmental uthority i cing e anizati n f h tit d y l s, erati g ent r t er ernance ent erning e ts f e lders f e nership t rests h erson. ther xes” fi ed cti n . . aper ecord” eans ith ect ortgage oan, e l t d ortgage ote d l t er ents prising e oan apers at re per at, er s y r ri i al ument, d re ot eld t ica ly r s l ctr nic ecord. arent” eans lt roup, c., ichigan r oration. arent epurchase greement” eans e aster epurchase gree ent t d s f t ber 0, 09, t en e e ler d arent, s ay e l ented, ended r t t d e e. ast ue” eans at e e ler as t r ased e ject rchased oan r fore epurchase ate. ermi ted cumbrances” eans, ect f e ortgaged r ises ri g r hased oan, ) i ns r al r perty es d ent-i provement ents at re ot l uent; ) ents d t t s at t ateria ly d ersely ct e , arketab lity f r l e f h ortgaged r ises r r hibit r rf re ith e se f h ortgaged r ises s e-t -four ily i ential elling; ) r ati ns s il, as r ineral hts, i ed h ts ot l e e ht ove il i gs r t er aterial r ve ents r ar e rf ce f h ortgaged r ises r ine r ri l e rf ce r f r r ise ter e rf ce r r oses f ining, ril r lori g r, r r ducing, orti g r r ise dling il, s r t er inerals f y i d; ) ents r e t ll ti n, aintenance r air f blic tiliti s, i ed h ents ot ate r i nce i ns h ortgaged r ises r t orize r r it y erson r uire s f i ns ainst h ortgaged r ises; d ) h t er eptions y) s re eptable der ant gency i elines; i ed at y brance at ot r i ted rsuant e ards f y ant estor mitment y hich e ject rchased an ered a l ot e er i ted cumbrance. erson” eans d l es tural rsons, r orations, i it d ilit panies, i it d rt erships, i t r d i it d ilit rt erships, neral rt erships, int k panies, int ntures, ciations, panies, sts, nks, st panies, d sts, sine s sts r t er anizations, hether r ot al tities, d er ents d encies d olitical divisi ns f . l n” eans ploy e nsion enefit l n f e scri ed cti n ( ) f I A d at ject itle f I ect f hich e e ler ployer” s fi ed cti n ( ) f ISA.

“Plan Party” is defined in Section 32.1. “Price Differential” means, with respect to any Transaction hereunder for any day, the aggregate amount obtained by multiplication of the Pricing Rate for each day by the Purchase Price for such Transaction, based on a three hundred sixty (360) day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the Determination Date, reduced by any such amount previously paid by the Seller to the Agent (for Pro Rata distribution to the Buyers) with respect to such Transaction. “Pricing Rate” means the Daily Adjusting BSBY Rate plus the Applicable Margin (or, if applicable under Section 6.4, the Prime Referenced Rate), or the Default Pricing Rate, as determined under this Agreement. “Prime Rate” means the per annum interest rate established by the Agent as its prime rate for its borrowers, as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by the Agent at any such time. “Prime Referenced Rate” means the per annum rate of interest which is equal to (a) the Applicable Margin, plus (b) the greater of (i) the Prime Rate, or (ii) the Federal Funds Effective Rate plus one percent (1%), but in no event and at no time shall the amount under this clause (b) be less than two and one-half percent (2.50%) per annum. “Prime Referenced Rate Transaction” shall mean any Transaction which bears Price Differential at the Prime Referenced Rate. “Principal Balance” means, for any day, the advanced and unpaid principal balance of a Purchased Loan on that day. “Privacy Requirements” means (a) Title V of the Gramm-Leach-Bliley Act, 15 U.S.C. 6801 et seq., (b) federal regulations implementing such act codified at 12 CFR Parts 40, 216, 332 and 573, (c) the Interagency Guidelines Establishing Standards For Safeguarding Customer Information and codified at 12 CFR Parts 30, 208, 211, 225, 263, 308, 364, 568 and 570 and (d) any other applicable federal, state and local laws, rules, regulations and orders relating to the privacy and security of Seller’s Customer Information, as such statutes, regulations, guidelines, laws, rules and orders may be amended from time to time. “Pro Rata” means in accordance with the Buyers’ respective ownership interests in the Purchased Loans. On any day, the Buyers will each own an undivided fractional ownership interest in and to each Purchased Loan: (a) if the Commitments of the Buyers are outstanding on that day, (i) whose numerator is that Buyer’s Committed Sum for that day and (ii) whose denominator is the Maximum Aggregate Commitment for that day; or (b) if the Commitments have expired or have been terminated and have not been reinstated, (i) whose numerator is the aggregate sum of the portions of the Purchase Prices paid by that Buyer in all Regular Transactions outstanding on that day plus such 25 4857-1543-7856 5 lan arty” fi ed cti n .1. rice i f rential” eans, ith ect y r nsaction r nder r y y, e regate ount t i ed y ultiplicati n f e ri i g ate r h y y e rchase ri e r h ransaction, sed r e ndred t 0) y er ar asis r e t al ber f ys ri g e ri d mencing d ing) e rchase ate r h r nsaction d i g t l ding) e eter ination ate, ced y y h ount r i usly aid y e e ler e gent r ro ata i ti n e uyers) ith ect h ransaction. rici g ate” eans e aily djusting Y ate l s e plicable argin r, pli able der cti n . , e r e eferenced ate), r e efault ri i g ate, s ined der is gr ement. ri e ate” eans e er t rest te li ed y e gent s r e te r rr ers, s h te ay ry e e, hich te ot ce sarily e est te s ade y e gent t y h e. ri e ef r ced ate” eans e er te f t rest hich ual ) e plicable argin, l s ) e r ater f ) e r e ate, r i) e ederal nds ffecti e ate l s e rcent ), ut o ent d t o e a l e ount der is se ) e s n o d e-half rcent ) er um. ri e ef r ced ate nsaction” a l ean y r nsaction hich ears ri e i ferential t e r e efer nced ate. ri cipal alance” eans, r y ay, e anced d paid ri cipal l ce f r hased oan at ay. ri acy equire ents” eans ) itle f e r m-Leach-B iley ct, .S.C. 01 t q., ) eral ulati ns pl enting h t difi d t R arts 0, 6, 2 d 3, ) e cy uidelines st bli i g t dards or f uarding ust er ation d difi d t R arts 0, 8, 1, 5, 3, 8, 4, 8 d 0 d ) y t er pli able eral, te d al s, les, ulati ns d r ers l t g e r cy d urity f e ler’s ust er r ation, s h t tes, ulations, idelines, s, les d r ers ay e ended e e. ro ata” eans r ance ith e uyers’ ective nership rests e r hased oans. n y ay, e uyers i l h n divi ed t nal nership t rest d h r hased oan: ) e o mitments f e uyers re t t ing at ay, ) hose erator at uyer’s o mitted r at y d i) hose inator e axi um gregate mitment r at ay; r ) e o mitments ve ired r ve en i ated d ve ot en i stated, ) hose erator e regate f e rti ns f e rchase ri es aid y at uyer l egular r nsactions t t ing at y l s h

Buyer’s Funding Share of the Purchase Prices paid by the Swing Line Buyer in all Swing Line Transactions outstanding on that date and (ii) whose denominator is the aggregate sum of the Purchase Prices paid by all Buyers in all such Transactions (including all Swing Line Transactions) outstanding on the day; subject to adjustment pursuant to Section 3.10. “Products” means any one or more of the following types of services or facilities extended to the Seller by the Agent or any Buyer or any Affiliate of any Buyer: (i) credit cards, (ii) credit card processing services, (iii) debit cards, (iv) purchase cards, (v) Automated Clearing House (ACH) transactions, (vi) cash management, including controlled disbursement services, and (vii) establishing and maintaining deposit accounts. “Property” means any interest of a Person in any kind of property, whether real, personal or mixed, tangible or intangible, including the Mortgage Loans. “Purchase Date” means, for any Transaction, the date on which the Seller is to convey the subject Purchased Loans to the Buyers. In the case of any Aged Mortgage Loan, the Purchase Date shall be the Purchase Date for the underlying Conforming Mortgage Loan or FHA Low FICO Score Mortgage Loan prior to such Mortgage Loan’s inclusion in the Aged Mortgage Loan Sublimit. “Purchase Price” means (a)on the relevant Purchase Date, the price at which the Purchased Loans in a Transaction are sold by the Seller to the Buyers or to the Swing Line Buyer, such price being the Purchased Loans’ initial Purchase Value, and (b) thereafter, such Purchased Loans’ Purchase Value decreased by the amount of any cash transferred in respect of principal of such Purchased Loans (as determined by the Agent) by the Seller to the Agent pursuant to Sections 3.3 and 6.1 (absent manifest error, the Agent’s determination of for which Transaction(s) cash was transferred by the Seller to the Agent shall be conclusive and binding). “Purchase Price Decrease” means a reduction in the outstanding Purchase Price for Purchased Loans without a termination of a Transaction or portion thereof as described in Section 3.3(d). “Purchase Value” means the lesser of (a) (i) the Buyers’ Margin Percentage for a Purchased Loan multiplied by (ii) the least of: (A) the face principal amount of the related Mortgage Note; (B) the price to be paid for such Purchased Loan under an Investor Commitment or the weighted average price under unused Investor Commitments into which such Purchased Loan is eligible for delivery; and (C) the Seller’s origination or acquisition price for such Purchased Loan. and, (b) at the discretion of the Agent, the Buyer’s Margin Percentage of the Market Value of such Purchased Loan; provided, that (i) the Purchase Value for Purchased Loans in excess of the 26 4857-1543-7856 6 uyer’s nding are f e rchase ri es aid y e ing i e uyer l ing i e r nsactions t t ing at te d i) hose inator e regate f e rchase ri es aid y l uyers l h r nsactions i g l ing i e ransactions) t t ding e ay; ject j t ent rsuant cti n . 0. roducts” eans y e r ore f e o ing es f ices r iliti s t ed e e ler y e gent r y uyer r y filiate f y uyer: ) dit rds, i) dit rd r ce sing r ices, ii) bit rds, ) rchase rds, ) ut ated leari g ouse H) actions, i) sh anagement, i g ntro led ent r ices, d i) li i g d aintaining posit ounts. roperty” eans y t rest f rson y i d f r perty, hether al, rsonal r ixed, ible r gible, i g e ortgage oans. urchase ate” eans, r y ransaction, e ate hich e e ler vey e ject r hased oans e uyers. e se f y ged ortgage oan, e rchase ate a l e e rchase ate r e derlying onfor ing ortgage oan r A ore ortgage oan ri r h ortgage oan’s l si n e ged ortgage oan blimit. urchase rice” eans n e ant rchase ate, e ri e t hich e r hased oans r nsaction re l y e e ler e uyers r e ing i e uyer, h ri e i g e r hased oans’ itial rchase alue, d ) reafter, h r hased oans’ rchase alue r ased y e ount f y sh f rr d ect f ri cipal f h rchased oans s t ined y e gent) y e e ler e gent rsuant cti ns . d . sent anifest ror, e gent’s t ination f r hich r nsaction(s) sh as f rr d y e e ler e gent a l e clusive d i ding). urchase rice ecrease” eans cti n e t t ing rchase ri e r r hased oans it out inati n f r nsaction r rti n f s scri ed cti n . (d). urchase l e” eans e er f ) ) e uyers’ argin r entage r r hased oan ultiplied i) e st f: ) e e ri cipal ount f e t d ortgage ote; ) e ri e e aid r h r hased oan der estor mitment r e eighted rage ri e der used estor mitments t hich h r hased oan i le r li ery; d ) e e ler’s i ati n r uisiti n ri e r h r hased oan. d, ) t e i r ti n f e gent, e uyer’s argin r entage f e arket alue f h r hased oan; r vided, at ) e rchase alue r r hased oans ce s f e sublimits set forth in Section 4.2 shall be zero and, (ii) except for Discretionary Loans, the Purchase Value for any Purchased Loan that is not an Eligible Loan shall be zero. “Purchased Loans” means the Eligible Loans sold by the Seller to the Buyers or the Swing Line Buyer in Transactions, and any Eligible Loans substituted therefor in accordance with Section 11. The term “Purchased Loans” with respect to any Transaction at any time shall also include Additional Purchased Loans delivered pursuant to Section 3.8 and Section 6.1. “Purchased Loan Activity Summary Report” is defined in the Custody Agreement. “Purchased Loans Support” means all property (real or personal) assigned, hypothecated or securing any Purchased Loans, or otherwise pertaining to any Purchased Loans, including without limitation: (1) all Loan Papers, whether now owned or hereafter acquired, related to, and all private mortgage insurance on, any Purchased Loans, and all renewals, extensions, modifications and replacements of any of them; (2) all rights, liens, security interests, guarantees, insurance agreements and assignments accruing or to accrue to the benefit of the Seller in respect of any Purchased Loan; 3) all of the Seller’s rights (including but not limited to rights to payment), powers, privileges, benefits and remedies under each and every paper now or hereafter securing, insuring, guaranteeing or otherwise relating to or delivered in connection with any Purchased Loan, including all Loan Papers and Loan Records; (4) all of the Seller’s rights, to the extent assignable, in, to and under all Investor Commitments and any and all other commitments issued by (i) Ginnie Mae, Fannie Mae, Freddie Mac, another mortgage company or any other investor or any Buyer or securities issuer to guarantee, purchase or invest in any of the Purchased Loans or any MBS based on or backed by any of them or (ii) any broker or investor to purchase any MBS, whether evidenced by book entry or certificate, representing or secured by any interest in any of the Purchased Loans, together with the proceeds arising from or pursuant to any and all such commitments; and all rights to deliver Purchased Loans to investors or purchasers, and all rights to proceeds resulting from the disposition of such Purchased Loans; (5) all rights under every Hazard Insurance Policy relating to real estate securing a Purchased Loan for the benefit of the creditor of such Purchased Loan, the proceeds of all errors and omissions insurance policies and all rights under any blanket hazard insurance policies to the extent they relate to any Purchased Loan or its security and all hazard insurance or condemnation proceeds paid or payable with respect to any of the Purchased Loans and/or any of the property securing payment of any of the Purchased Loans or covered by any related instrument; (6) all present and future claims and rights of the Seller to have, demand, receive, recover, obtain and retain payments from, and all proceeds of any nature paid or 27 4857-1543-7856 7 li its t rt cti n . a l e ro d, i) cept r iscreti ary oans, e rchase alue r y r hased oan at t li ible oan a l e ro. rchased oans” eans e li ible oans l y e e ler e uyers r e ing i e uyer ransactions, d y li ible oans stit t d r for r ance ith cti n . he rchased oans” ith ect y r nsaction t y e a l l l e ditional r hased oans l red rsuant cti n . d cti n . . rchased oan ctivity mary eport” fi ed e ust dy gr ement. rchased oans pport” eans l r perty al r rsonal) i ed, othecated r ri g y r hased oans, r r ise rt i i g y r hased oans, i g it out itati n: ) l oan apers, hether ned r reafter uired, t d , d l ri ate ortgage r ce n, y rchased oans, d l als, t nsions, odifications d ents f y f ; ) l hts, s, urity t rests, arant es, r ce ents d ents r i g r rue e nefit f e e ler ect f y r hased oan; (3) l f e e ler’s ts n i g ut ot i it d ts y ent), ers, ri il ges, nefits d edies der h d ery per r reafter uring, ring, aranteeing r r ise l t g r l red nection ith y r hased oan, i g l oan apers d an ecords; ) l f e e ler’s hts, e tent i able, , d der l estor mitments d y d l t er mitments d y ) innie ae, a nie ae, r ddie ac, other ortgage pany r y t er estor r y uyer r urities er arant e, rchase r est y f e rchased oans r y BS sed r ked y y f r i) y r ker r estor rchase y BS, hether i ced y ok try r rtifi ate, r senti g r red y y t rest y f e r hased oans, ether ith e r ceeds g r rsuant y d l h mitments; d l ts li er r hased oans estors r rchasers, d l ts ceeds lti g e i ositi n f h r hased oans; ) l ts der ery azard r ce li y l t g al t te ri g rchased an r e nefit f e itor f h r hased oan, e ceeds f l rs d i sions r ce licies d l ts der y l ket zard r ce licies e tent y l te y r hased oan r urity d l zard r ce r e nation r ceeds aid r yable ith ect y f e rchased oans d/or y f e r perty ri g ent f y f e rchased oans r ered y y l t d ent; ) l r sent d t re s d ts f e e ler ve, and, eive, ver, tain d t i ents , d l r ceeds f y t re aid r payable by, any governmental, quasi-governmental or private mortgage guarantor or insurer (including VA, FHA or any other Person) with respect to any of the Purchased Loans; (7) all tax, insurance, maintenance fee and other escrow deposits or payments made by the Customers under such Purchased Loans (the Buyers’ Agent and the Buyers acknowledge that the Seller’s rights in such deposits are limited to the rights of an escrow agent and such other rights, if any, in and to such deposits as are accorded by the Purchased Loans and related papers); and (8) all monies, accounts, deposit accounts, payment intangibles and general intangibles, however designated or maintained, constituting or representing so-called “completion escrow” funds or “holdbacks,” and being Purchased Loans’ proceeds recorded as disbursed but that have not been paid over to the seller of the subject Mortgaged Premises (the purchase of which is financed by such Purchased Loan), but that are instead being held by the Seller or by a third party escrow agent pending completion of specified improvements or landscaping requirements for such Mortgaged Premises. “Qualified Subordinated Debt” means unsecured Debt of the Seller to any Person as to which (a) the papers evidencing, securing, governing or otherwise related to such Debt are reasonably satisfactory in form and substance to Agent and Required Buyers and (b) that is subordinated to the Obligations pursuant to a currently effective and irrevocable Subordination Agreement, including standstill and blockage provisions, reasonably approved by the Agent and Required Buyers. “Qualifying Balances” means, with respect to any Buyer, for any day, the lesser of (a) the amount of such Buyer’s outstanding Purchase Price on Open Transactions on such day, and (b) the sum of the collected balances in all identified non-interest bearing accounts of the Seller and/or any of its Affiliates on behalf of the Seller maintained with such Buyer less (i) amounts necessary to satisfy reserve and deposit requirements and (ii) amounts required to compensate such Buyer for services rendered in accordance with such Buyer’s system of charges for services to similar accounts. “Recipient” shall mean (a) the Agent, and (b) any Buyer. “Recourse Servicing” means Servicing Rights under a Servicing Agreement with respect to which the Servicer is obligated to repurchase or indemnify the holder of the related Mortgage Loans in respect of defaults on such Mortgage Loans at any time during the term of such Mortgage Loans. “Register” is defined in Section 22.17(d). “Regular Transaction” means a Transaction funded by all Buyers, rather than by Comerica Bank under the Swing Line. 28 4857-1543-7856 8 yable y, y ernmental, si er ental r ri ate ortgage arantor r rer n i g A, A r y t er erson) ith ect y f e r hased oans; ) l , r nce, aintenance e d t er posits r ents ade y e ust ers der h r hased oans e uyers’ gent d e uyers ledge at e e ler’s ts h posits re i it d e ts f ent d h t er hts, y, d h posits s re r ed y e r hased oans d t d pers); d ) l onies, ounts, posit ounts, ent gibles d neral gibles, ever si ated r aintained, nstit ti g r r senti g - a l d pletion ” ds r l backs,” d i g r hased oans’ ceeds r ed s rsed ut at ve t en aid er e ll r f e ject ortgaged r ises e rchase f hich n ed y h r hased oan), ut at re d i g ld y e e ler r y i arty ent ding pletion f cifi d r ve ents r aping i ents r h ortgaged r ises. ualified ordinated ebt” eans secured ebt f e e ler y ers n s hich ) e pers i encing, ring, verning r r ise t d h ebt re ably t ry d st ce gent d equired uyers d ) at rdinated e bligations rsuant rrently ti e d rre able bordination greement, i g dstill d age r visions, ably r ved y e gent d equired uyers. ualifyi g alances” eans, ith ect y uyer, r y ay, e er f ) e ount f h uyer’s t ing rchase ri e pen r nsactions h y, d ) e f e ll t d l ces l tifi d n-interest ari g unts f e e ler d/or y f filiates half f e e ler aintai ed ith h uyer s ) ounts ce sary ti f r e d posit i ents d i) ounts ired pensate h uyer r ices ered r ance ith h uyer’s f arges r ices ilar ounts. ecipient” a l ean ) e gent, d ) y uyer. ecourse rvi i g” eans r ici g ights der r ici g gree ent ith ect hich e rvicer li ated r hase r nify e lder f e t d ortgage oans ect f faults h ortgage oans t y e ri g e f h ortgage oans. egister” fi ed cti n . 7(d). egular nsaction” eans r nsaction ed y l uyers, t er n y omerica ank der e ing ine.

“Regulation T” means Regulation T promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 220, or any other regulation when promulgated to replace the prior Regulation T and having substantially the same function. “Regulation U” means Regulation U promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, or any other regulation when promulgated to replace the prior Regulation U and having substantially the same function. “Regulation X” means Regulation X promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 224, or any other regulation when promulgated to replace the prior Regulation X and having substantially the same function. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “REO” means real property improved by a one-through four-family residence owned following judicial or nonjudicial foreclosure (or conveyance by deed in lieu of foreclosure) of a Mortgage securing a Single-family Loan. “Repurchase Date” means the date on which the Seller is to repurchase Purchased Loans from the Buyers, being the earlier of (a) the date when the Approved Investor is to purchase such Purchased Loans and (b) any date determined by application of the provisions of Section 3.3 or 18. “Repurchase Documents” means and includes this Agreement, the Custody Agreement, any Subordination Agreement(s), any financing statements or other papers now or hereafter authorized, executed or issued pursuant to this Agreement, the Approved Investor Agreements, the MBS Custodial Agreement, and all other documents, instruments and agreements at any time evidencing, governing, securing or otherwise relating to any of the Obligations, and any renewal, extension, rearrangement, increase, supplement, modification or restatement of any of them. “Repurchase Price” means the price at which Purchased Loans are to be resold by the Buyers to the Seller upon termination of a Transaction (including Transactions terminable upon demand), which will be determined in each case as the sum of (a) the Purchase Price and (b) the Price Differential as of the date of such determination. “Repurchase Settlement Account” means the Seller’s non-interest bearing demand deposit account to be maintained with Comerica Bank and described on Schedule 1.2, to be used for (a) Repurchase Price payments on Purchased Loans as provided in Section 3.4; (b) payments required to be made by Seller to Agent under Section 3.5 or under Section 4.7(b) of the Custody Agreement or otherwise required to be paid to the Repurchase Settlement Account under Section 24.4; (c) payments from Approved Investors for Purchased Loans for the Seller’s account as provided in Section 4.7(a)(i) of the Custody Agreement; (d) payments from the Approved MBS Custodian of MBS Sale Proceeds as provided in the MBS Custodial Agreement and Section 4.7(a)(i1) of the Custody Agreement; (e) payments from the Approved MBS Custodian of proceeds from sales of MBS and of other funds in the Approved MBS Custodian Account regardless of their source; and (f) disbursements or other disposition of funds in the Repurchase 29 4857-1543-7856 9 egulation eans egulation ulgated y e oard f overnors f e ederal eserve st , . .R. art 0, r y t er lati n hen ulgated l ce e ri r egulation d ing stantia ly e e ction. egulation ” eans egulation ulgated y e oard f overnors f e ederal eserve st , . .R. art 1, r y t er ulati n hen ulgated l ce e ri r egulation d ving stantia ly e e ction. egulation ” eans egulation ulgated y e oard f overnors f e ederal eserve st , . .R. art 4, r y t er lati n hen ulgated l ce e ri r egulation d ving stantia ly e e ction. “ el vant overnmental ody” eans e ederal eserve oard r e ederal eserve ank f e ork, r mitt e ffi i ly orsed r ened y e ederal eserve oard r e ederal eserve ank f e ork, r y ce sor reto. ” eans al r perty pr ved y e-t gh r ily ce ned o ing dicial r njudicial l sure r eyance y ed f l sure) f ortgage ri g i l - ily oan. epurchase ate” eans e te hich e e ler r hase rchased oans e uyers, i g e rlier f ) e ate hen e pproved estor rchase h r hased oans d ) y te t ined y pli ati n f e r visi ns f cti n . r . epurchase ocuments” eans d l es is gr ement, e ust dy gr ement, y bordination gr ement(s), y ci g e ents r t er pers r reafter t orized, cuted r d rsuant is gr ement, e pproved estor gr ements, e BS ustodial gr ement, d l t er cuments, ru ents d ents t y e i encing, verning, ri g r r ise t g y f e bligations, d y e al, t nsion, ent, r ase, l ent, odification r ent f y f . epurchase rice” eans e ri e t hich r hased oans re e ld y e uyers e e ler on inati n f r nsaction n i g r nsactions inable on and), hich i l e ined h se s e f ) e rchase ri e d ) e ri e i ferential s f e te f h t ination. epurchase t ent ccount” eans e e ler’s n-interest ari g and posit unt e aintained ith omerica ank d scri ed edule . , e sed r ) epurchase rice ents r hased oans s r i ed cti n . ; ) ents ired e ade y e ler gent der cti n . r der cti n . (b) f e ust dy gree ent r r ise ired e aid e epurchase t ent count der cti n 4.4; ) ents pproved estors r r hased oans r e e ler’s unt s i ed cti n . (a)(i) f e ust dy gr ement; ) ents e pproved BS ustodian f BS ale r ceeds s r i ed e BS ustodial gree ent d cti n . (a)(ii) f e ust dy gr ement; ) ents e pproved BS ustodian f ceeds l s f BS d f t er ds e pproved BS ustodian count ardle s f eir rce; d ) r ents r t er i ositi n f ds e epurchase

Settlement Account as provided in Section 3.7. The Repurchase Settlement Account shall be a blocked account from which the Seller shall have no right to directly withdraw funds, but instead such funds may be withdrawn or paid out only against the order of an authorized officer of the Agent (acting with the requisite consent of the Buyers as provided herein). “Repurchase Settlement Account Disbursement Request” means a certification and request of a Responsible Officer of Seller in the form of Exhibit G. “Request/Confirmation” means letters substantially in the form of Exhibit A, delivered pursuant to Section 3.1 and their related Mortgage Transmission Files. “Required Buyers” means, for any day, Buyers (a) whose Commitments comprise at least sixty-six and two-thirds percent (66-2/3%) of the Maximum Aggregate Commitment under this Agreement, or (b) who own at least sixty-six and two-thirds percent (66-2/3%) of the Purchased Loans owned by the Buyers on that day if on or before that day the Commitments have expired or have been terminated and have not been reinstated; provided however, that so long as there are fewer than three Buyers, considering any Buyer and its Buyer Affiliates as a single Buyer, “Required Buyers” means all Buyers. The Commitments of, and portion of the Obligations attributable to, any Defaulting Buyer shall be excluded for purposes of making a determination of “Required Buyers”; provided that the amount of any participation in any Swing Line Transaction that a Defaulting Buyer has failed to fund that has not been reallocated to and funded by another Buyer shall be deemed to be held by the Buyer that is the Swing Line Buyer in making a determination under this definition. “Responsible Officer” means a duly authorized member, manager or officer of Seller acceptable to Agent. “Second Mortgage Loan” means a second Lien Mortgage Loan, including a home equity line of credit, which meets the following requirements: (a) such second Lien Mortgage is subject only to a first Lien Mortgage and other Permitted Encumbrances, (b) such second Lien Mortgage was originated by Seller at the same time as a first Lien Mortgage by Seller on the same property and with the same obligor, and such first Lien Mortgage is a Purchased Loan, and (c) such second Lien Mortgage Loan is covered by an Investor Commitment, and such Investor Commitment covers both such second Lien Mortgage Loan and the first Lien Mortgage Loan by Seller described in paragraph (b) above. “Second Mortgage Loan Sublimit” is defined in the table set forth in Section 4.2(c). “Seller’s Customer” means any natural person who has applied to the Seller for a financial product or service, has obtained any financial product or service from the Seller or has a Mortgage Loan that is serviced or subserviced by the Seller. “Seller’s Customer Information” means any information or records in any form (written, electronic or otherwise) containing a Seller’s Customer’s personal information or identity, including such Seller’s Customer’s name, address, telephone number, loan number, loan payment history, delinquency status, insurance carrier or payment information, tax amount or payment information and the fact that such Seller’s Customer has a relationship with the Seller. 30 4857-1543-7856 t ent count s i ed cti n . . he epurchase t ent count a l e l ed unt hich e e ler a l ve o t i ctly it r ds, ut d h ds ay e it r n r aid t ly ainst e r er f t ori ed ffi er f e gent ti g ith e uisite sent f e uyers s i ed erein). epurchase t ent ccount is urse ent equest” eans rti ti n d uest f esponsible ficer f e ler e f xhibit . equest/ onfir ation” eans t rs stantia ly e f xhibit , l red rsuant cti n . d eir t d ortgage r s i sion iles. equired uyers” eans, r y ay, uyers ) hose mitments prise t st t -six d o-thirds rcent / ) f e axi um gregate mitment der is greement, r ) ho n t st t -six d o-thirds rcent / ) f e r hased oans ned y e uyers at y r fore at y e mitments ve pired r ve en i ated d ve ot en i stated; i ed ever, at g s re re er n r e uyers, si ering y uyer d uyer filiates s le uyer, equired uyers” eans l uyers. he mitments f, d rti n f e bligations t ble , y efaulting uyer a l e l ed r r oses f aking t ination f equired uyers”; i ed at e ount f y arti i ati n y ing i e r nsaction at efaulting uyer as d at as ot en l ated d ed y ther uyer a l e ed e ld e uyer at e ing i e uyer aking t ination der is finition. esponsible fi er” eans ly t ri ed ember, anager r ffi er f e ler eptable gent. nd ortgage oan” eans nd i n ortgage oan, i g e uity e f dit, hich ets e o ing ir ents: ) h nd i n ortgage ject ly t i n ortgage d t er r i ted cumbrances, ) h nd i n ortgage as i at d y e ler t e e e s st i n ortgage y e ler e e r perty d ith e e li or, d h t i n ortgage r hased oan, d ) h nd i n ortgage oan ered y estor o mitment, d h estor mitment vers th h nd i n ortgage oan d e t ien ortgage oan y e ler scri ed r raph ) ove. nd ortgage oan bli it” fi ed e le t rt cti n . (c). e ler’s ust er” eans y atural rs n ho as pli d e e ler r cial r duct r r ice, as t i ed y cial r duct r ice e e ler r as ortgage oan at i d r serviced e e ler. e ler’s ust er ation” eans y ation r rds y ri ten, t nic r t r ise) tai i g e ler’s ust er’s rsonal ation r ntity, i g h e ler’s ust er’s e, dre s, e ne ber, n ber, n ent i t ry, l ncy t s, r ce rrier r ent ation, ount r ent ation d e ct at h e ler’s ust er as ship ith e e ler.

“Serviced Loans” means all Mortgage Loans serviced or required to be serviced by the Seller under any Servicing Agreement, irrespective of whether the actual servicing is done by another Person (a subservicer) retained by the Seller for that purpose. “Servicer” means, initially the Seller, and upon termination of the Seller’s right to service the Purchased Loans pursuant to the provisions of Section 19.7, the Backup Servicer or such other Person (including the Agent) as the Agent may appoint as Servicer. “Servicing Agreement” means, with respect to any Person, the arrangement, whether or not in writing, pursuant to which that Person acts as servicer of Mortgage Loans, whether owned by that Person or by others. “Servicing Functions” means, with respect to the servicing of Mortgage Loans, the collection of payments for the reduction of principal and application of interest, collection of amounts held or to be held in escrow for payment of taxes, insurance and other escrow items and payment of such taxes and insurance from amounts so collected, foreclosure services, and all other actions required to conform with Accepted Servicing Practices. “Servicing Records” has the meaning given the term in Section 19.5 hereof. “Servicing Rights” means the rights and obligations to administer and service a Mortgage Loan, including, without limitation, the rights and obligations to: ensure the taxes and insurance are paid, provide foreclosure services, provide full escrow administration and perform any other obligations required by any owner of a Mortgage Loan, collect the payments for the reduction of principal and application of interest, and manage and remit collected payments. “Single-family Loan” means a Mortgage Loan that is secured by a Mortgage covering real property improved by a one-, two-, three- or four-family residence. “SIPA” means the Securities Investors Protection Act of 1970, 15 U.S.C. §78a et. seq., as amended. “SOFR” shall mean a rate per annum equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Adjustment” shall mean 0.10% (10.0 basis points) per annum. “Solvent” means, for any Person, that (a) the fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its debts as they mature, and (c) it does not have unreasonably small capital to conduct its business. “Statement Date” means December 31, 2021. “Statement Date Financial Statements” is defined in Section 15.2(f). “Sublimit” means one or more (as the context requires) of the sublimits described in Section 4.2. 31 4857-1543-7856 1 rvi ed ans” eans l ortgage oans i ed r uired e i ed y e e ler der y r ici g gr ement, re cti e f hether e t al i i g ne y ther ers n servicer) d y e e ler r at rpose. rvicer” eans, it ll e e ler, d on inati n f e e ler’s t ice e r hased oans rsuant e r visi ns f cti n .7, e ackup rvicer r h t er ers n n i g e gent) s e gent ay point s ervicer. rvici g greement” eans, ith ect y erson, e ent, hether r ot riting, rsuant hich at ers n ts s icer f ortgage oans, hether ned y at ers n r t ers. rvici g unctions” eans, ith ect e i i g f ortgage oans, e ll ti n f ents r e cti n f ri cipal d pli ati n f t rest, ll ti n f ounts ld r e ld r ent f es, r ce d t er te s d ent f h es d r ce ounts ll cted, l sure ices, d l t er ti ns ired f r ith cepted r ici g ractices. rvici g ecords” as e eaning i en e cti n .5 ereof. rvici g i hts” eans e ts d li ati ns inister d ice ortgage oan, l ding, it out i itati n, e ts d li ati ns : sure e es d r ce re aid, r vide l sure r ices, r vide l inistrati n d r y t er li ati ns ired y y ner f ortgage oan, lect e ents r e cti n f ri cipal d pli ati n f t rest, d anage d it ll t d ents. i le-f ily an” eans ortgage oan at red y ortgage ering al r perty pr ved e-, o-, r e- r r ily nce. A” eans e ecurities estors r tecti n ct f 70, .S.C. 8a t. q., s ended. FR” a l ean te er ual e red ernight n ci g te s inistered y e ederal eserve ank f e ork r ce sor inistrator f e red ernight n ci g te). FR djust ent” a l ean .0 asis ints) er um. lvent” eans, r y erson, at ) e ir arket l e f sets eeds ilities, ) as ffi i nt sh able ay bts s y ature, d ) es ot ve r s nably all pital duct sine s. t ent ate” eans ece ber , 21. t t ent ate i ancial ents” fi ed cti n .2(f). bli it” eans e r ore s e ntext uires) f e li its scri ed cti n .2.

“Subordination Agreement” means a written subordination agreement in form and substance satisfactory to and approved by the Agent that subordinates (a) all present and future debts and obligations owing by the Seller to the Person signing such subordination agreement to (b) the Obligations, in both right of payment and lien priority, including standstill and blockage provisions approved by the Agent and Required Buyers. “Subservicer” means any entity permitted by the Agent to act as a subservicer of the Servicer (which permission shall not be unreasonably withheld) who shall perform Servicing Functions under a Subservicer Instruction Letter. “Subservicer Instruction Letter” means an instruction letter to a Subservicer in form and substance reasonably agreed to by the Seller and the Agent. “Subservicer Field” means, with respect to an eNote, the field entitled, “Subservicer” in the MERS eRegistry. “Subsidiary” means any corporation, association or other business entity (including a trust) in which any Person (directly or through one or more other Subsidiaries or other types of intermediaries), owns or controls: (a) more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of its directors, managers or trustees; or (b) more than ninety percent (90%) of the total assets and more than ninety percent (90%) of the total equity through the ownership of capital stock (which may be non-voting) or a similar device or indicia of equity ownership. “Super Jumbo Mortgage Loan” means a Mortgage Loan that (a) would be a Conforming Mortgage Loan except that the original principal amount is more than the maximum Agency loan amount, more than Two Million Dollars ($2,000,000) and less than Three Million Dollars ($3,000,000), (b) the obligor of such Mortgage Loan has a FICO Score of not less than 680, and (c) is not a Jumbo Mortgage Loan. “Super Jumbo Loan Sublimit” is defined in Section 4.2(c). “Supplemental Papers” means the Loan Papers for a particular Loan other than its Basic Papers. “Swing Line” means the short term revolving discretionary Mortgage Loans purchase facility provided for in Section 2.4 under which Comerica Bank may, in its sole discretion, fund (as “Swing Line Purchases”) purchases of Eligible Loans to bridge the Seller’s daily Transactions. “Swing Line Buyer” means Comerica Bank in its role as Buyer for Swing Line Transactions. “Swing Line Limit” means One Hundred Million and 00/100 Dollars ($100,000,000.00). 32 4857-1543-7856 bordination greement” eans ri t n ordination ent d st ce t ry d r ved y e gent at ordinates ) l r sent d t re bts d li ati ns ing y e e ler e rs n i g h ordination ent ) e bligations, th t f ent d ri rity, i g dstill d l age r visi ns r ved y e gent d equired uyers. bservicer” eans y tit r i ted y e gent t s servicer f e rvicer hich r i sion a l ot e r s nably it held) ho a l r r ici g nctions der bservicer t cti n e ter. bservicer st cti n e ter” eans ti n tt r bservicer d st ce ably r ed y e e ler d e gent. “ bservicer i l ” eans, ith ect ote, e l titl d, ubservicer” e ERS egistry. bsidiary” eans y r oration, ciati n r t er sine s tit n i g st) hich y erson i ctly r h e r ore t er bsidiaries r t er es f ediaries), ns r ntrols: ) ore n rcent ) f e tal ti g er r ares f k titl te e ti n f i ctors, anagers r t es; r ) ore n i ety rcent ) f e tal sets d ore n i ety rcent ) f e tal uity gh e nership f pital k hich ay e n-voting) r ilar vice r icia f uity nership. per bo ortgage an” eans ortgage oan at ) ould e onfor ing ortgage oan cept at e ri i al ri cipal ount ore n e axi u gency n ount, ore n o i li n ollars , 0, 0) d s n hr e i li n ollars , 0, 0), ) e li or f h ortgage oan as ore f ot s n 0, d ) ot bo ortgage oan. per bo oan bli it” fi ed cti n . (c). ple ental apers” eans e oan apers r arti ular oan t er n asic apers. ing i e” eans e ort l i g t ary ortgage oans rchase ilit r i ed r cti n . der hich omerica ank ay, le i retion, d s ing i e urchases”) rchases f li ible oans ri e e e ler’s ily ransactions. ing i e uyer” eans omerica ank le s uyer r ing i e ransactions. ing i e i it” eans ne undred i li n d / 00 ollars 0, 0, 0. 0).

“Swing Line Refunding Due Date” for each Transaction funded under the Swing Line means the Business Day on which the Swing Line Buyer shall elect to have such Swing Line Transaction funded by the Buyers pursuant to Section 2.5, or on the next Business Day thereafter if the Buyers are notified of such request after 3:30 p.m. (Detroit, Michigan time) on such Business Day, provided that the Swing Line Refunding Due Date shall occur not less frequently than once per week. “Swing Line Transaction” means a Transaction funded by the Swing Line Buyer under the Swing Line. “Taxes” 1s defined in Section 7.1. “Termination Date” means (a) the earlier to occur of July 27, 2023 or (b) the date when the Buyer’s Commitments are terminated pursuant to this Agreement, by order of any Governmental Authority or by operation of law. “Term SOFR Administrator” shall mean the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Screen Rate selected by the Agent in its reasonable discretion). “Term SOFR Administrator's Website” means the website of the Term SOFR Administrator, currently at https://www.cmegroup.com/market-data/cme-group-benchmark- administration/term-sofr.html, or any successor source for the secured overnight financing rate identified as such by the Term SOFR Administrator from time to time. “Term SOFR Screen Rate” means the CME Term SOFR Reference Rates, as administered by the Term SOFR Administrator and published on the applicable screen page (or such other commercially available source providing such rate or quotations as may be designated by Agent from time to time) on the Term SOFR Administrator’s Website. “Total Liabilities” means all liabilities of the Seller and its Subsidiaries, including nonrecourse debt and also including all contingent liabilities and obligations (including Recourse Servicing, recourse sale and other recourse obligations, and guaranty, indemnity and mortgage loan repurchase obligations), in each case as are reflected on the Seller’s Consolidated balance sheet as liabilities in accordance with GAAP, but excluding Qualified Subordinated Debt. “Transaction” is defined in the Recitals. “Transfer of Control” means, with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Controller of such eNote. “Transfer of Control and Location” means, with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Controller and Location of such eNote. “Transfer of Location” means, with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Location of such eNote. 33 4857-1543-7856 3 ing i e ef nding ue ate” r h r nsaction ed der e ing i e eans e usine s ay hich e ing i e uyer a l l ct ve h ing i e r nsaction ed e uyers rsuant cti n . , r e xt usine s ay reafter e uyers re tifi d f h uest t r : 0 . . etroit, ichigan e) h usine s ay, r i ed at e ing i e ef nding ue ate a l cur ot s ently n ce er ek. ing i e nsaction” eans r nsaction ed y e ing i e uyer der e ing ine. “ xes” i fi ed cti n . . “ r ination ate” eans ) e rlier cur f ly 7, 23 r ) e ate hen e uyer’s mitments re inated rsuant is gr ement, y r er f y overnmental uthority r y erati n f . r FR dministrator” a l ean e E roup ench ark dm nistration i ited A) r ce sor inistrator f e r FR r en ate t d y e gent nable i retion). r FR dministrator’s ebsite” eans e ebsite f e r FR dm nistrator, rr ntly t tps://w c e r p. /market-dat / e-gr up-benchmark- inistrati n/t r -sofr.html, r y ce sor rce r e red ernight n ci g te tifi d s h y e er FR dm nistrator e e. r FR reen ate” eans e E er FR eference ates, s inistered y e er FR dm nistrator d bli ed e pli able n ge r h t er mercially ail ble rce r viding h te r otati ns s ay e si ated y gent e e) e er FR dm nistrator’s ebsite. otal i biliti s” eans l iliti s f e e ler d bsidiaries, i g nrecourse bt d l i g l ti gent iliti s d li ati ns n i g ecourse rvicing, urse le d t er urse li ations, d aranty, nity d ortgage n rchase li ations), h se s re t d e e ler’s onsolidated l ce eet s iliti s r ance ith AP, ut l ding ualified bordinated ebt. r nsaction” fi ed e ecitals. ransfer f ontrol” eans, ith ect ote, a ERS egistry sfer cti n sed uest ge e rrent ontroller f h ote. ransfer f ontrol d ocation” eans, ith ect ote, a ERS egistry sfer cti n sed uest ge e rrent ontroller d ocation f h ote. ransfer f ocation” eans, ith ect ote, a ERS egistry sfer cti n sed uest nge e rrent ocation f h ote.

“Transferable Record” shall mean a “transferable record” as defined in Section 16 of UETA or Section 201 of E-SIGN, as applicable that (i) would be a “note” under Article 3 of the UCC if the transferable record were in writing, (ii) the issuer of the electronic record has expressly agreed is a “transferable record”, (iii) bears an “electronic signature” as such term is given meaning under E-SIGN and UETA, and (iv) for purposes of E-SIGN relates to a loan secured by real property. “UCC” means the Uniform Commercial Code or similar laws of the applicable jurisdiction, as amended from time to time. “UETA” means the Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999, in the form adopted in the state where the applicable mortgaged property is located, as it may be supplemented, amended or replaced from time to time. “VA” means the Department of Veterans Affairs and any successor. “Wet-Ink Mortgage Loan” means a Mortgage Loan which is not an eMortgage Loan. “Wet Loan” means a Purchased Loan originated and owned by the Seller immediately prior to being purchased by the Buyers: (a) that has been closed on or prior to the Business Day on which the Purchase Price is paid therefor, by a title agency or closing attorney, and that would qualify as an Eligible Loan except that some or all of its Basic Papers are in transit to, but have not yet been received by, the Custodian so as to satisfy all requirements to permit the Seller to sell it pursuant to this Agreement without restriction; (b) that will fully qualify as an Eligible Loan when the original Basic Papers have been received by the Custodian; (©) as to which such full qualification can and will be achieved on or before the Wet Loan Period for such Purchased Loan; and (d) for which the Seller has delivered to the Custodian a Mortgage Loan Transmission File on or before the Purchase Date, submission of which to the Custodian shall constitute the Seller’s certification to the Custodian, the Buyers and the Agent that a complete File as to such Purchased Loan, including the Basic Papers, exists and that such File is in the possession of either the title agent or closing attorney that closed such Purchased Loan, the Seller or that such File has been or will be shipped to the Custodian. Each Wet Loan that satisfies the foregoing requirements shall be an Eligible Loan subject to the condition subsequent of delivery of its Mortgage Note, Mortgage and all other Basic Papers, to the Custodian on or before the expiration of the Wet Loan Period for such Purchased Loan. Each Wet Loan sold by the Seller shall be irrevocably deemed purchased by the Buyers and shall automatically become a Purchased Loan effective on the date of the related Transaction, and the Seller shall take all steps necessary or appropriate to cause the sale to the Buyers and delivery to the Custodian of such Wet Loan and its Basic Papers to be completed, perfected and continued in 34 4857-1543-7856 r nsferable ecord” a l ean sf rable rd” s fi ed cti n f TA r cti n 1 f - I N, s pli able at ) ould e ote” der rticle f e C e f rable rd ere riting, i) e er f e t nic rd as re sly r ed sf rable rd”, ii) ears l tr nic at re” s h i en eaning der - I d ETA, d ) r r oses f - l tes n red y al r perty. C” eans e nif r o mercial ode r ilar s f e pli able ri iction, s ended e e. ETA” eans e ficial ext f e nif r l ctr nic r nsactions ct s r ved y e ational onference f o missioners nif r t te a s t nual onference ly 9, 9, e pted e te here e pli able ortgaged r perty ated, s ay e l ented, ended r l ed e e. ” eans e epart ent f eterans fairs d y ce sor. et-Ink ortgage an” eans ortgage oan hich ot ortgage oan. et an” eans r hased oan i ated d ned y e e ler ediately ri r i g r ased e uyers: ) at as en d r ri r e usine s ay hich e rchase ri e aid refor, y cy r i g ey, d at ould alify s li ible oan cept at e r l f asic apers re sit , ut ve t et en i ed y, e ustodian s ti f l i ents r it e e ler l rsuant is gree ent it out tri ti n; ) at i l ll alify s li ible oan hen e ri i al asic apers ve en i ed y e ustodian; c) s hich h l alifi ati n n d i l e i ed r fore e et oan eri d r h r hased oan; d ) r hich e e ler as l red e ustodian ortgage oan r s i sion ile r fore e rchase ate, i sion f hich e ustodian a l nstitute e e ler’s rt ti n e ustodian, e uyers d e gent at plete ile s h r hased oan, i g e asic apers, ists d at h ile e sse sion f er e ent r i g y at d h r hased oan, e e ler r at h ile as en r i l e ed e ustodian. ach et an at ti fi s e ing i ents a l e li ible oan ject e diti n s quent f li ery f ortgage ote, ortgage d l t er asic apers, e ustodian r fore e pirati n f e et an eri d r h r hased oan. ach et oan l y e e ler a l e rre ably ed r ased y e uyers d a l t atically e r hased oan ti e e ate f e t d ransaction, d e e ler a l e l s ce sary r ropriate se e le e uyers d li ery e ustodian f h et oan d asic apers e pleted, rf cted d ti ed all respects, including causing the original promissory note evidencing such Purchased Loan to be delivered to the Custodian within the Wet Loan Period for such Purchased Loan, and, if requested by the Agent, to give written notice to any title agent, closing attorney or other Person in possession or having Control of the Basic Papers for such Purchased Loan of the Buyers’ purchase of such Purchased Loan. Upon the Custodian’s receipt and review of the Basic Papers relative to a Wet Loan such Purchased Loan shall no longer be considered a Wet Loan. “Wet Loan Period” means, for any applicable Purchased Loan (a) in the case of a Wet- Ink Mortgage Loan, seven (7) Business Days from and after the Purchase Date for such Purchased Loan , and (b) in the case of an eMortgage Loan, one (1) Business Day from and after the Purchase Date for such Purchased Loan. “Wet Loans Sublimit” is defined in Section 4.2(b). “Whole Loan” means a Mortgage Loan sold in the form of a whole loan, as opposed to a Mortgage Loan that has been pooled for the purpose of comprising an MBS or other type of security. “Whole Loan Sale Proceeds” means proceeds from the sale of a Purchased Loan sold as a Whole Loan. Other Definitional Provisions. Accounting terms not otherwise defined shall have the meanings given them under GAAP. (a) Defined terms may be used in the singular or the plural, as the context requires. (b) Except where otherwise specified, all times of day used in the Repurchase Documents are local (U.S. Eastern Time Zone) times in Detroit, Michigan. (©) Unless the context plainly otherwise requires (e.g., if preceded by the word “not”), wherever the word “including” or a similar word is used in the Repurchase Documents, it shall be read as if it were written, “including by way of example but without in any way limiting the generality of the foregoing concept or description”. (d) Unless the context plainly otherwise requires, wherever the term “Agent” is used in this Agreement (excluding Section 22), it shall be read as if it were written “the Agent (as agent and representative of the Buyers).” 1.3. Rates. The Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Daily Adjusting BSBY Rate, or any component definition thereof or any rates referred to in the definition thereof, or any Successor Rate, including whether the composition or characteristics of any such Successor Rate will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Daily Adjusting BSBY Rate, or any other Successor Rate, prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Agent, the Buyers, and their respective affiliates or other 35 4857-1543-7856 5 l ects, i g si g e ri i al i sory te i cing h r hased oan e l red e ustodian ithin e et oan eri d r h r hased oan, d, ested y e gent, i e ri t n tice y ent, i g y r t er rs n sse si n r ing ontrol f e asic apers r h r hased an f e uyers’ rchase f h r hased oan. pon e ustodian’s eipt d i f e asic apers l ti e a et oan h r hased oan a l er e si ered et oan. et oan eri d” eans, r y pli able r hased oan ) e se f et- ortgage oan, en ) usine s ays d t r e rchase ate r h r hased oan d ) e se f ortgage oan, e ) usine s ay d ft r e rchase ate r h r hased oan. et oans bli it” fi ed cti n . (b). hole an” eans ortgage oan l e f hole n, s osed ortgage oan at as en oled r e r ose f prising BS r t er e f urity. hole oan le roc eds” eans r ceeds e le f rchased oan l s hole oan. ther efiniti nal rovisions. counting s ot r ise fi ed a l ve e eanings i en der AP. ) efi ed s ay e sed e ular r e l ral, s e ntext uires. ) xcept here r ise ecified, l i es f y ed e epurchase ocuments re al .S. astern i e one) es etroit, ichigan. c) nle s e ntext l i ly r ise uires . ., ed y e ord ot”), herever e ord l i g” r ilar ord sed e epurchase ocuments, a l e d s ere ri ten, l i g y ay f ple ut it out y ay i iti g e nerality f e ing cept r scription”. ) nle s e ntext l i ly r ise uires, herever e gent” d is gree ent l ing cti n 2), a l e d s ere ri t n e gent s ent d r sentative f e uyers).” . . ates. he gent es t a rant r ept onsibility r, d a l t ve y ilit ith ect ) e ti uati n f, inistrati n f, i sion f, l lati n f r y t er atter t d e aily djusting Y ate, r y ponent fi iti n f r y t s rr d e fi iti n reof, r y cce sor ate, i g hether e position r aracteristics f y h cce sor ate i l e ilar , r uce e e l e r ic i alence f, r ve e e l e r i ity s, e aily djusting Y ate, r y t er cce sor ate, ri r t ance r availab lity, r ) e fect, pl entation r position f y onfor ing hanges. he gent, e uyers, d eir ective fil t s r t er related entities may engage in transactions that affect the calculation of the Daily Adjusting BSBY Rate, any Successor Rate or any relevant adjustments thereto, in each case, in a manner adverse to any Seller. The Agent may select information sources or services in its reasonable discretion to ascertain the Daily Adjusting BSBY Rate or any Successor Rate, in each case pursuant to the terms of this Agreement, and shall have no liability to any Seller, any Buyer or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 2. The Buyers’ Commitments. 2.1. The Buyers’ Commitments to Purchase. Subject to the terms and conditions of this Agreement (including without limitation the terms and conditions set forth in Section 4 and Section 14) and provided no Default or Event of Default has occurred and is continuing that has not been waived by the Buyers or the Required Buyers, as applicable (or, if one has occurred and not been so cured or declared waived, if all of the Buyers, in their sole discretion and with or without waiving such Default or Event of Default, have elected in writing that Transactions under this Agreement shall continue nonetheless), the Buyers agree to make revolving purchases of Eligible Loans on a servicing released basis through but not including the Termination Date, so long as the Aggregate Outstanding Purchase Price does not exceed the Maximum Aggregate Commitment and so long as each Buyer’s Committed Sum is not exceeded. The Buyers’ respective Committed Sums and the Maximum Aggregate Commitment are set forth on Schedule BC in effect at the relevant time, as it may have been amended or restated pursuant to this Agreement. Upon the joinder of additional Buyer(s), if any, the parties agree to approve in writing revised and updated versions of Schedule BC. The fractions to be applied to determine the respective Funding Shares of the Buyers for any day are their respective Committed Sums divided by the Maximum Aggregate Commitment for that day. Each Buyer shall be obligated to fund only that Buyer’s own Funding Share of any Transaction requested, and no Buyer shall be obligated to the Seller or any other Buyer to fund a greater share of any Transaction. No Buyer shall be excused from funding its applicable Funding Share of any Transaction merely because any other Buyer has failed or refused to fund its relevant Funding Share of that or any other Transaction. If any Buyer fails to fund its Funding Share of any Transaction (a ‘“Nonfunding Buyer”), the Agent (in its sole and absolute discretion) may choose to fund the amount that such Nonfunding Buyer failed or refused to fund, or the Agent as a Buyer and the other Buyers who are willing to do so may (in each of their sole and absolute discretion) do so in the proportion that the Committed Sum of each bears to the total Committed Sums of all Buyers that have funded (or are funding) their own Funding Shares of that Transaction and that are willing to fund part of the Funding Share of such Nonfunding Buyer. Should the Agent and/or any other Buyer(s) fund any or all of the Nonfunding Buyer’s Funding Share of any Transaction, then the Nonfunding Buyer shall have the obligation to deliver such amount to the Agent (for its own account and/or for distribution to the Buyer(s) who funded it, as the case may be) in immediately available funds on the next Business Day. Regardless of whether the other Buyers fund the Funding Share of the Nonfunding Buyer, the respective ownership interests of the Buyers in the Transaction shall be adjusted as provided in Section 3.10. The obligations of the Buyers hereunder are several and not joint. 36 4857-1543-7856 t d titi s ay age cti ns at ct e l lati n f e aily djusting Y ate, y cce sor ate r y ant j t ents reto, h se, a ner erse y e ler. he gent ay l ct ation rces r ices nable i r ti n ertain e aily djusting Y ate r y cce sor ate, h se rsuant e s f is greement, d a l ve o ilit y e ler, y uyer r y t er rs n r tit r ages f y i d, i g i ct r irect, ecial, nitive, i ental r sequential ages, sts, ses r enses hether rt, ntract r r ise d hether t r uity), r y r r l lati n f y h te r ponent reof) i ed y y h ation rce r r ice. cti n . he uyers’ o mitments. . . e uyers’ mitments urchase. bject e s d nditi ns f is gree ent n i g it out i it ti n e s d diti ns t rt cti n d cti n ) d i ed o efault r vent f efault as u red d ti i g at as ot en aived y e uyers r e equired uyers, s pli able r, e as u red d ot en red r cl red aived, l f e uyers, eir le i r ti n d ith r it out aiving h efault r vent f efault, ve t d riti g at r nsactions der is gree ent a l ti ue netheless), e uyers ree ake l i g rchases f li ible oans i i g d asis h ut t i g e er ination ate, g s e gregate utst ding rchase ri e es ot eed e axi um gregate mitment d g s h uyer’s o mitted ot eeded. he uyers’ ective o mitted s d e axi um gregate mitment re t rt edule C ct t e ant e, s ay ve en ended r t t d rsuant is gr ement. pon e i der f diti nal uyer(s), y, e arties ree r ve riti g i d d dated rsi ns f edule C. he t ns e pli d t ine e ective nding ares f e uyers r y y re eir ective o mitted s i ed y e axi um gregate mitment r at ay. ach uyer a l e li ated d ly at uyer’s n nding are f y r nsaction uested, d o uyer a l e li ated e e ler r y t er uyer d r ater are f y ransaction. o uyer a l e used ing pli able nding are f y r nsaction erely cause y t er uyer as i r ed d ant nding are f at r y t er ransaction. y uyer ils d nding are f y r nsaction “N f ding uyer”), e gent le d solute i reti n) ay ose d e ount at h onfunding uyer i r sed d, r e gent s uyer d e t er uyers ho re i li g ay h f eir le d solute i reti n) e r porti n at e o mitted f h ars e tal o mitted s f l uyers at ve ed r re ding) eir n nding ares f at r nsaction d at re i li g d art f e nding are f h onfunding uyer. ould e gent d/or y t er uyer(s) d y r l f e onfunding uyer’s nding are f y ransaction, n e onfunding uyer a l ve e li ati n li er h ount e gent r n unt d/or r i ti n e uyer(s) ho ed , s e se ay e) ediately ail ble ds e ext usine s ay. egardle s f hether e t er uyers d e nding are f e onfunding uyer, e ective nership t rests f e uyers e r nsaction a l e j sted s r i ed cti n . 0. he li ati ns f e uyers r nder re eral d ot int.

2.2. Expiration or Termination of the Commitments. Unless extended in writing or terminated earlier in accordance with this Agreement, the Buyers’ Commitments (including Comerica Bank’s Swing Line Commitment) shall automatically expire at the close of business on the Termination Date, without any requirement for notice or any other action by the Agent, any of the Buyers or any other Person. 2.3. Disbursement of Purchase Prices Subject to the terms and conditions of this Agreement, Agent shall deposit the Purchase Prices for the Purchased Loans funded with a Transaction under this Agreement into the Funding Account. Seller is authorized to disburse funds from the Funding Account to fund Transactions and for Seller’s general working capital purposes so long as, in either case, no Event of Default exists or will result from such disbursement. After the occurrence and during the continuance of an Event of Default, Seller shall have no further access to the Funding Account, and the Funding Account shall be subject to setoff by the Agent for Pro Rata distribution to the Buyers. 2.4. Swing Line Facility. In addition to its Commitment under Section 2.1, the Swing Line Buyer may, in its discretion, fund revolving Swing Line Transactions for aggregate Purchase Prices which do not on any day exceed the Swing Line Limit for the purpose of initially funding requested Transactions. 2.5. Swing Line Transactions. (a) The Seller shall have the right to request a Swing Line Transaction and Swing Line Buyer may, in its discretion, agree to fund such Swing Line Transaction: (1) only if such Swing Line Transaction fully qualifies in all respects for funding as Regular Transaction under this Agreement; (11) provided that no Default has occurred that has not been cured before it has become an Event of Default, and no Event of Default has occurred and is continuing that has not been waived by the Buyers or the Required Buyers, as applicable and all conditions precedent in Section 14.1 (with respect to the initial purchase hereunder) and Section 14.2 have been satisfied; (iii) so long as (A) the Swing Line Limit is not exceeded and (B) such Swing Line Transaction will not cause the sum of Comerica Bank’s Funding Share of the Swing Line Transactions plus Comerica Bank’s Funding Share of all Open Transactions to exceed Comerica Bank’s Commitment; (iv) so long as, after giving effect to the proposed Swing Line Transaction, the Aggregate Outstanding Purchase Price would not exceed the Maximum Aggregate Commitment; (v) provided that a Request/Confirmation has been received by the Agent and the Swing Line Buyer by no later than 3:30 p.m. (Detroit, Michigan time) on the Business Day such Transaction is to be funded; 37 4857-1543-7856 . . xpiration r ination f e mitments. nle s t ed riti g r i ated rlier r ance ith is gr ement, e uyers’ o mitments i g omerica ank’s ing i e o mitment) a l t atically pire t e se f sine s e er ination ate, it out y i ent r tice r y t er t n y e gent, y f e uyers r y t er erson. . . is urse ent f urchase rices bject e s d diti ns f is greement, gent a l posit e rchase ri es r e r hased oans ed ith r nsaction der is gree ent t e nding count. e ler t ri ed i urse ds e nding count d r nsactions d r e ler’s neral orking pital r oses g s, er se, o vent f efault ists r i l sult h r ent. fter e urrence d ri g e ti ance f vent f efault, e ler a l ve o rt er e s e nding count, d e nding count a l e ject t f y e gent r ro ata i ti n e uyers. . . ing i e ac lity. diti n mitment der cti n . , e ing i e uyer ay, i reti n, d l i g ing i e r nsactions r regate rchase ri es hich t y y eed e ing i e i it r e r ose f it ll ing ested ransactions. . . ing i e nsactions. ) he e ler a l ve e ht uest ing i e r nsaction d ing i e uyer ay, i retion, ree d h ing i e ransaction: i) ly h ing i e r nsaction ll alifies l ects r i g s egular r nsaction der is gr ement; ii) i ed at o efault as u red at as ot en r d fore as e vent f efault, d vent f efault as u red d ti ing at as ot en aived y e uyers r e equired uyers, s pli able d l diti ns r edent cti n .1 ith ect e itial rchase r nder) d cti n .2 ve en ti fi d; ii) g s ) e ing i e i it ot eded d ) h ing i e r nsaction i l ot se e f omerica ank’s nding are f e ing i e r nsactions l s omerica ank’s nding are f l pen r nsactions eed omerica ank’s o mitment; ) g s, t r i i g ct e osed ing i e ransaction, e gregate utst ding rchase ri e ould ot eed e axi um gregate o mitment; ) i ed at equest/ onfir ation as en i ed y e gent d e ing i e uyer y o t r n : 0 . . etroit, ichigan e) e usine s ay h r nsaction e ded;

(vi) provided that the Agent has received a satisfactory Purchased Loan Activity Summary Report and, if requested by Agent, Eligible Loans Report, from the Custodian on such date; and (vil) provided that the Seller is not aware of any reason why the requested Transaction cannot or will not be fully funded by the Buyers on the first Swing Line Refunding Due Date following the Business Day on which the Swing Line Transaction is to be funded. (b) All Swing Line Transactions shall have a Price Differential from the date funded until the date repaid and the Repurchase Price therefor shall be due and payable to Comerica Bank at the same rate(s) as would be applicable if such Swing Line Transactions had been funded as Regular Transactions by all Buyers, instead of having been funded by the Swing Line Buyer alone as Swing Line Transactions. (©) On each Swing Line Refunding Due Date, each Swing Line Transaction shall terminate and the Seller shall repurchase all Purchased Loans subject to such Swing Line Transaction to the extent such Transaction is not converted to a Regular Transaction pursuant to this Section 2.5. (d) The Swing Line Buyer may at any time in its sole discretion with respect to any outstanding Swing Line Transaction, require each Buyer (including the Swing Line Buyer) to fund such Swing Line Transaction, by delivering notice to each Buyer. Unless an Event of Default under Section 18.1(b) shall have occurred and be continuing on such Swing Line Refunding Due Date (in which event the procedures under clause (e) shall apply), no later than 4:00 p.m. (Detroit, Michigan time) on such Swing Line Refunding Due Date, each Buyer shall transfer its Funding Share in immediately available funds to Agent, at the office of Agent located at 411 W. Lafayette Blvd. Detroit, MI 48226, which shall be paid by Agent to the Swing Line Buyer for application against the Swing Line Transaction, whereupon the Swing Line Transaction shall be deemed a Regular Transaction. (e) If, on any Swing Line Refunding Due Date, an Event of Default under Section 18.1(b) shall have occurred and be continuing, each Buyer shall, no later than 4:00 p.m. (Detroit, Michigan time) on such Swing Line Refunding Due Date, purchase a participation in the Swing Line Transaction by immediately transferring to the Agent, for the benefit of the Swing Line Buyer, in immediately available funds, an amount equal to its Funding Share of the Purchase Price of such Swing Line Transaction, and upon its receipt thereof, the Agent shall deliver to such Buyer a certificate evidencing such participation. (f) Unless a Buyer shall have notified the Swing Line Buyer, prior to any Swing Line Transaction, that any applicable condition precedent set forth in Sections 14.1 or 14.2 had not then been satisfied, such Buyer’s obligation to convert the Swing Line Transaction to a Regular Transaction pursuant to clause (d) of this Section 2.5 or to purchase a participation in respect of such Swing Line Transaction pursuant to clause (e) of this Section 2.5 shall be unconditional, continuing, irrevocable and absolute and shall 38 4857-1543-7856 i) i ed at e gent as i ed t ry r hased oan ctivity mary eport d, ested y gent, li ible oans eport, e ustodian h ate; d ii) i ed at e e ler t are f y n hy e ested r nsaction not r i l ot e ll ed y e uyers e t ing i e efunding ue ate o ing e usine s ay hich e ing i e r nsaction e ded. ) ll ing i e r nsactions a l ve ri e i ferential e te ed ntil e te aid d e epurchase ri e r for a l e e d yable omerica ank t e e t (s) s ould e pli able h ing i e r nsactions d en ed s egular r nsactions y l uyers, d f ing en ed y e ing i e uyer e s ing i e ransactions. c) n h ing i e ef nding ue ate, h ing i e r nsaction a l inate d e e ler a l r hase l r hased oans ject h ing i e r nsaction e tent h r nsaction ot verted egular r nsaction rsuant is cti n . . ) he ing i e uyer ay t y e le i r ti n ith ect y t i g ing i e ransaction, uire h uyer n i g e ing i e uyer) d h ing i e ransaction, y l ri g tice h uyer. nle s vent f efault der cti n . (b) a l ve u red d e ti ing h ing i e ef nding ue ate hich ent e r cedures der se ) a l ply), o t r n : 0 . . etroit, ichigan e) h ing i e efunding ue ate, h uyer a l sfer nding are ediately ail ble ds gent, t e ffi e f gent t d t 1 . afayette lvd. etroit, I 26, hich a l e aid gent e ing i e uyer r pli ati n ainst e ing i e ransaction, hereupon e ing i e r nsaction a l e ed egular ransaction. ) , y ing i e efunding ue ate, vent f efault der cti n . (b) a l ve u red d e ti uing, h uyer all, o t r n : 0 . . etroit, ichigan e) h ing i e efunding ue ate, rchase rti i ati n e ing i e r nsaction y ediately f rri g e gent, r e nefit f e ing i e uyer, ediately ail ble ds, ount ual nding are f e rchase ri e f h ing i e ransaction, d on eipt reof, e gent a l li er h uyer rti i ate i cing h arti i ation. ) nle s uyer a l ve tifi d e ing i e uyer, ri r y ing i e ransaction, at y pli able nditi n r edent t rt cti ns .1 r .2 d ot n en ti fi d, h uyer’s li ati n nvert e ing i e r nsaction egular r nsaction rsuant se ) f is cti n . r rchase arti i ati n ect f h ing i e r nsaction rsuant se ) f is cti n . a l e conditional, nti uing, rre able d solute d a l not be affected by any circumstances, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Buyer may have against the Agent, the Swing Line Buyer or any other Person, (ii) the occurrence or continuance of a Default or Event of Default, (iii) any adverse change in the condition (financial or otherwise) of the Seller, (iv) the expiration, cancellation or termination, with or without cause of some or all of such Buyers’ Commitments or if such Commitment has been waived, released or excused for any reason whatsoever or (v) any other circumstances, happening or event whatsoever. In the event that any Buyer fails to make payment to the Agent of any amount due under this Section 2.5, the Agent shall be entitled to receive, retain and apply against such obligation the Repurchase Prices (including Price Differential) otherwise payable to such Buyer hereunder until the Agent receives such payment from such Buyer or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Buyer fails to make payment to the Agent of any amount due under this Section 2.5, such Buyer shall be deemed, at the option of the Agent, to have unconditionally and irrevocably purchased from the Swing Line Buyer, without recourse or warranty, an undivided interest and participation in the applicable Swing Line Transaction in the amount of such Buyer’s Funding Share of that Transaction, and such interest and participation may be recovered from such Buyer together with interest thereon at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation (plus any administrative, processing or similar fees assessed by Agent in connection with the foregoing) for each day during the period commencing on the date of demand and ending on the date such amount is received. On the Termination Date, the Seller shall repurchase all Purchased Loans then subject to a Swing Line Transaction. (2) The Agent shall disburse to the Swing Line Buyer an amount equal to the sum of the Funding Shares funded by all of the other Buyers in respect of the refunding of any Swing Line Transaction; provided that if a Buyer other than the Swing Line Buyer advises the Agent by telephone and confirms the advice by fax that such Buyer has placed all of its Funding Share on the federal funds wire to the Agent, the Agent shall continue to keep the Swing Line Transaction outstanding to the extent of that Buyer’s Funding Share so wired until such Buyer’s Funding Share is received by Agent, and the Agent shall then repay the Swing Line Buyer that still-outstanding portion of the Swing Line Transaction from such funds wired to and received by the Agent, and the Price Differential accrued at the Pricing Rate(s) applicable to the Transaction on that Funding Share for the period from (and including) the relevant Swing Line Refunding Due Date to (but excluding) the date such Buyer’s Funding Share is received by the Agent shall belong to the Swing Line Buyer. If any Buyer fails to fund its Funding Share to fund a Swing Line Transaction in accordance with clause (d) of this Section 2.5, or fails to fund its Funding Share to purchase a participation in a Swing Line Transaction in accordance with clause (e) of this Section 2.5, then that Buyer shall also be obligated to pay to the Swing Line Buyer interest on the Funding Share so due from such Buyer to the Swing Line Buyer at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation (plus any administrative, processing or similar fees assessed by Agent in connection with the foregoing) from (and including) such Swing Line Refunding Due Date to (but excluding) the date of payment of such required amount. 39 4857-1543-7856 ot e t d y y stances, l ing, it out i itati n, ) y t- f, nterclai , ent, f nse r t er t hich h uyer ay ve ainst e gent, e ing i e uyer r y t er erson, i) e urrence r ti ance f efault r vent f efault, ii) y erse ge e diti n cial r r ise) f e e ler, ) e piration, ce lati n r ination, ith r it out se f e r l f h uyers’ mitments r h mitment as en aived, ed r sed r y n hatsoever r ) y t er stances, pening r ent hatsoever. e ent at y uyer ils ake ent e gent f y ount e der is cti n . , e gent a l e titl d eive, t i d ply ainst h li ati n e epurchase ri es i g rice i ferential) r ise yable h uyer r nder ntil e gent i es h ent h uyer r h li ati n r ise ll ti fi d. diti n e oing, r y n y uyer ils ake ent e gent f y ount e der is cti n . , h uyer a l e ed, t e ti n f e gent, ve conditionally d rre ably r ased e ing i e uyer, it out urse r a ranty, divi ed t rest d rti i ati n e pli able ing i e r nsaction e ount f h uyer’s nding are f at ransaction, d h t rest d rti i ati n ay e ered h uyer et er ith t rest n t e r ater f e ederal nds ffective ate d te ined y e gent r ance ith king ustry les k pensation l s y inistrative, r ce sing r ilar s ssed y gent nection ith e oing) r h y ri g e ri d mencing e ate f and d i g e ate h ount i ed. n e er ination ate, e e ler a l r hase l rchased oans n ject ing i e ransaction. g) he gent a l i urse e ing i e uyer ount ual e f e nding ares ed y l f e t er uyers ect f e ding f y ing i e ransaction; i ed at uyer t er n e ing i e uyer vises e gent y e ne d fi s e vice y at h uyer as l ed l f nding are e eral ds ire e gent, e gent a l ti ue ep e ing i e r nsaction t ing e tent f at uyer’s nding are ired ntil h uyer’s nding are i ed y gent, d e gent a l n ay e ing i e uyer at ll-ou sta i g rti n f e ing i e r nsaction h ds ired d i ed y e gent, d e ri e i ferential r ed t e ri i g ate(s) pli able e r nsaction at nding are r e ri d d ing) e ant ing i e efunding ue ate ut cl ding) e te h uyer’s nding are i ed y e gent a l l ng e ing i e uyer. y uyer ils d nding are d ing i e r nsaction r ance ith se ) f is cti n . , r ils d nding are rchase arti i ati n ing i e r nsaction r ance ith se ) f is cti n . , n at uyer a l l e li ated ay e ing i e uyer t rest e nding are e h uyer e ing i e uyer t e r ater f e ederal nds ffective ate d te ined y e gent r ance ith king ustry les k pensation l s y inistrative, r ce sing r ilar s ssed y gent nection ith e oing) d l ing) h ing i e efunding ue ate t cl ding) e ate f ent f h ired ount.

(h) All accrued Price Differential on Swing Line Transactions shall be due and payable by the Seller to the Agent (for distribution to the Swing Line Buyer) on the Price Differential payment due date (determined under Section 5) next following the date of the Swing Line Transaction. All Price Differential accrued on Swing Line Transactions through the applicable Swing Line Refunding Due Date shall be due and payable by the Seller to the Agent (for distribution to the Swing Line Buyer) no later than two (2) Business Days after the applicable Swing Line Refunding Due Date, but in no than event later the Termination Date. 2.6. Optional Termination, Reduction and Increase of Buyers’ Commitments. (a) The Seller may, at any time, without premium or penalty, upon not less than five (5) Business Days prior written notice to the Agent, terminate the Maximum Aggregate Commitment. Upon termination in full of the Buyers’ Commitments pursuant to this Section 2.6, the Seller shall pay to the Agent for the ratable benefit of the Buyers the full amount of all outstanding Obligations under the Repurchase Documents. (b) If the Seller shall request in writing to the Agent a temporary increase in the Maximum Aggregate Commitment, the Agent, at its discretion, shall endeavor to obtain increased Committed Sums from existing Buyers, new Commitments from prospective new Buyers or such combination thereof as the Agent shall elect, to achieve such requested increase; provided that (i) after giving effect to such increases, the Maximum Aggregate Commitment shall not exceed $850,000,000, (ii) no Buyer shall have an obligation to increase its Committed Sum, (iii) such written request by the Seller is delivered to the Agent at least thirty (30) days (or such shorter period of time as agreed to by Agent) before the requested effective date of the increase, (iv) no Default and no Event of Default has occurred and is continuing and (v) such increase shall only be in effect from the date of such increase until the first date thereafter that the Maximum Aggregate Commitment increases or decreases in accordance with Schedule BC (each, a “Temporary Increase Period”). Neither the Agent nor any Buyer shall be liable to the Seller or to any other Person in the event that the Agent determines not to endeavor to obtain, or endeavors to obtain but fails to obtain, increased Committed Sums from existing Buyers, new Commitments from prospective new Buyers, or any combination thereof. In connection with any increase in the Maximum Aggregate Commitment under this paragraph, Agent may require that this Agreement be amended to effectuate such increase. (c) If an increase in the Maximum Aggregate Commitment is achieved pursuant to clause (b) above, then (i) the Pro Rata ownership interest in the Purchased Loans of each Buyer shall, following funding by the new or increasing Buyers and for the duration of the applicable Temporary Increase Period, be appropriately adjusted following the funding of new and increasing Buyers and application of such amounts received to the other Buyers who did not increase their Committed Sums, (ii) each new Buyer shall execute and deliver to the Agent a joinder to this Agreement in a form acceptable to the Agent, and if requested by the Agent, an administrative questionnaire in a form acceptable to the Agent, (iii) Schedule BC shall be updated and the updates executed and delivered by the Agent to the Seller and each of the Buyers and, effective as 40 4857-1543-7856 0 ) l r ed ri e i ferential ing i e r nsactions a l e e d yable y e e ler e gent r i ti n e ing i e uyer) e ri e i ferential ent e ate i ed der cti n ) ext o ing e te f e ing i e ransaction. l rice i ferential r ed ing i e r nsactions h e pli able ing i e efunding ue ate a l e e d yable y e e ler e gent r i ti n e ing i e uyer) o t r n o ) usine s ays ft r e pli able ing i e efunding ue ate, ut o n ent t r e er ination ate. . . pti nal r ination, eduction d rease f uyers’ o mitments. ) he e ler ay, t y e, it out i r enalty, on ot s n e ) usine s ays ri r ri t n tice e gent, inate e axi um gregate o mitment. pon inati n l f e uyers’ o mitments rsuant is cti n . , e e ler a l ay e gent r e t le nefit f e uyers e l ount f l t t ding bligations der e epurchase ocuments. ) e e ler a l uest riti g e gent e porary r ase e axi um gregate o mitment, e gent, t i retion, a l eavor tain sed o mitted s isti g uyers, o mitments r spective uyers r h bination r f s e gent a l l ct, i ve h ested r ase; r i ed at ) t r i i g ct h r ases, e axi um gregate mitment a l t eed 0,0 0, 0, i) o uyer a l ve li ati n r ase o mitted , i) h ri t n uest y e e ler l red e gent t st irt ) ys r h rter ri d f e s r ed y gent) fore e ested ti e ate f e r ase, ) o efault d o vent f efault as u red d ti i g d ) h r ase a l ly e ct e te f h r ase ntil e st ate reafter at e axi um gregate mitment ases r creases r ance ith edule ch, porary r ase eri d”). either e gent r y uyer a l e le e e ler r y t er ers n e ent at e gent t ines t eavor tain, r eavors tain ut ils tain, sed o mitted s isti g uyers, mitments r spective uyers, r y bination reof. nection ith y r ase e axi um gregate mitment der is r graph, gent ay uire at is gree ent e ended t ate h r ase. ) r ase e axi um gregate mitment i ed rsuant se ) ove, n ) e ro ata nership t rest e r hased oans f h uyer all, o ing ing y e r si g uyers d r e rati n f e pli able porary r ase eriod, e ropriately j sted o ing e ing f d si g uyers d pli ati n f h ounts i ed e t er uyers ho i ot ase eir o mitted s, i) h uyer a l ecute d li er e gent i der is gree ent eptable e gent, d ested y e gent, inistrative esti nnaire eptable e gent, ii) edule a l e dated d e dates cuted d l red e gent e e ler d h f e uyers d, cti e s of the date specified on such updates, shall each automatically supersede and replace the then-existing corresponding schedule for all purposes and (iv) such amendments, acknowledgments, consents, instruments and other documents shall have been executed and delivered and/or obtained by Seller and/or the Buyers providing the applicable increase as required by the Agent, in its discretion. Section 3. Initiation; Termination. 3.1. Seller Request; Agent Confirmation. (a) Subject to the terms and conditions of this Agreement (including, without limitation, the terms and conditions set forth in Section 2.1 and Section 14), the Seller may request a Regular Transaction and the Buyers shall fund such Regular Transaction, subject to the following: (1) Agent and Custodian shall have received a Request/Confirmation in accordance with Section 3.2 hereof by no later than 1:00 p.m. on the proposed Purchase Date; and (11) Agent shall have received a satisfactory Purchased Loan Activity Summary Report and, if requested by Agent, an Eligible Loans Report, from the Custodian on the proposed Purchase Date; Provided that if such items are received by the applicable parties on any Business Day, but are not received by the times specified above, the Transaction may be funded on the same day, at the Swing Line Buyer’s option, as a Swing Line Transaction (subject to the conditions set forth in Section 2.5 above), or on the next Business Day as a Regular Transaction, subject in each case to the other terms and conditions of this Agreement. (b) Upon receiving any Request/Confirmation for any Regular Transaction under Section 3.1 hereof, Agent shall promptly notify each Buyer by wire, telex or telephone (confirmed by wire, telecopy or telex). Unless such Buyer’s commitment to make purchases hereunder shall have been suspended or terminated in accordance with this Agreement, each such Buyer shall make available the amount of its respective Funding Share of each requested Transaction in immediately available funds to the Agent, at the office of the Agent specified in Section 2.5(d), no later than 4:00 p.m. on the date of such Transaction. Any Buyer that fails to fund its Funding Share of any Transaction shall be deemed to be a Nonfunding Buyer and a Defaulting Buyer under the terms of this Agreement. 3.2. Request/Confirmation. Each Request/Confirmation shall identify the Agent and the Seller and set forth: (a) the Purchase Date applicable to the relevant Transaction; (b) for each of the Eligible Loans to be sold, the Purchase Price; and 41 4857-1543-7856 1 f e ate cifi d h dates, a l h t atically ersede d l ce e -existi g nding dule r l r oses d ) h endments, ledgments, nsents, ru ents d t er ents a l ve en cuted d l red d/or t i ed y e ler d/or e uyers r viding e pli able r ase s ired y e gent, i retion. cti n . iti ti n; er ination. . . e ler equest; gent onfir ation. ) bject e s d diti ns f is gree ent ing, it out i itati n, e s d diti ns t rt cti n .1 d cti n ), e e ler ay uest egular r nsaction d e uyers a l d h egular ransaction, ject e ing: i) gent d ustodian a l ve i ed equest/ onfir ation r ance ith cti n . r of y o t r n 0 . . e osed rchase ate; d ii) gent a l ve i ed t ry r hased oan ctivity mary eport d, ested y gent, li ible oans eport, e ustodian e osed rchase ate; r vi ed at h te s re i ed y e pli able arties y usine s ay, ut re ot i ed e es cifi d ove, e r nsaction ay e ed e e ay, t e ing i e uyer’s tion, s ing i e r nsaction ject e diti ns t rt cti n . ove), r e ext usine s ay s egular ransaction, ject h se e t er s d nditi ns f is gr ement. ) pon i i g y equest/ onfir ation r y egular r nsaction der cti n . reof, gent a l ptly tify h uyer y ire, r e ne f ed y ire, y r l x). nle s h uyer’s mitment ake rchases r nder a l ve en ded r i ated r ance ith is gr ement, h h uyer a l ake ail ble e ount f ective nding are f h ested r nsaction ediately ail ble ds e gent, t e ffi e f e gent cifi d cti n . (d), o t r n : 0 . . e te f h ransaction. ny uyer at ils d nding are f y r nsaction a l e ed e onfunding uyer d efaulting uyer der e s f is gr ement. . . equest/ onfirmation. ach equest/ onfir ation a l tify e gent d e e ler d t rth: ) e rchase ate pli able e ant ransaction; ) r h f e li ible oans e ld, e rchase rice; d

(©) such other information set forth on the form Request/Confirmation attached as Exhibit A hereto. Each Request/Confirmation shall be binding on the parties, unless written notice of objection is received by the Agent prior to the funding of any related Transaction by any Buyer. In the event of any conflict between the terms of a Request/Confirmation and this Agreement, this Agreement shall prevail. 3.3. Transaction Termination; Purchase Price Decrease. (a) Automatic Termination. Each Transaction, or applicable portion thereof, will automatically terminate on the earlier of (i) the date or dates when the subject Purchased Loans are purchased by Approved Investor(s) and (ii) the Termination Date. Upon any such automatic termination, the Seller shall repurchase all applicable Purchased Loans in accordance with Section 3.3(c). (b) Termination Upon Occurrence of Disqualifier. If any Disqualifier occurs in respect of a Purchased Loan, (i) the Buyers shall reconvey to the Seller or its designee the applicable Purchased Loan, servicing released, and (ii) if and only to the extent of any Margin Deficit that exists as determined in accordance with Section 6.1, the Seller shall immediately pay the Repurchase Price with respect to the applicable Purchased Loan (but only to the extent of the Margin Deficit) in immediately available funds to the account referred to in Section 3.4. (c) How Terminations will be Effected. Termination of a Transaction (or the applicable portion thereof) will be effected by (i) the Buyers’ reconveyance to the Seller or its designee of applicable Purchased Loans, servicing released, and payment of any Income in respect thereof received by the Agent and not previously either paid to the Seller or applied as a credit to the Seller’s Obligations, and (ii) payment of the Repurchase Price with respect to the applicable Purchased Loans in immediately available funds to the account referred to in Section 3.4 on the Repurchase Date, so that the Agent receives the Repurchase Price (for Pro Rata distribution to the Buyers) in immediately available funds on that same Business Day; provided that the portion of the Repurchase Price attributable to accrued and unpaid Price Differential for the Repurchased Loan shall be due on the next Price Differential payment date in accordance with Section 5.3; provided further that all accrued and unpaid Price Differential shall be due and payable on the Termination Date. Whenever under the Repurchase Documents Buyers are required transfer or release Purchased Loans back to Seller or its designee or to deliver (including delivering physical possession or Control of) any Loan Papers or any Loan Records to Seller in connection with a transfer of Purchased Loans back to Seller or its designee, such Loan Papers or Loan Records, as and to the extent applicable, shall be returned by Custodian to Seller or its designee in accordance with the terms of the Custody Agreement. (d) Purchase Price Decrease. The Seller may effectuate a Purchase Price Decrease on any Business Day by delivery to the Agent in immediately available funds of an amount specified by the Seller as a Purchase Price Decrease on that Business Day. No 42 4857-1543-7856 2 c) h t er ation t rt e equest/ onfir ation ed s xhibit ereto. ach equest/ onfir ation a l e i i g e arties, le s ri t n tice f j cti n i ed y e gent ri r e i g f y t d r nsaction y y uyer. e ent f y nflict t en e s f equest/ onfir ation d is gr ement, is gree ent a l revail. . . nsaction ination; urchase rice ecrease. ) utomatic r ination. ach ransaction, r pli able rti n reof, i l t atically inate e rlier f ) e te r tes hen e ject r hased oans re r ased y pproved estor(s) d i) e er ination ate. pon y h t atic ination, e e ler a l r hase l pli able r hased oans r ance ith cti n . (c). ) ination pon ccu rence f isqual fier. y isqualifier curs ect f rchased oan, ) e uyers a l vey e e ler r si e e pli able r hased oan, i i g sed, d i) d ly e tent f y argin eficit at ists s t ined r ance ith cti n . , e e ler a l ediately ay e epurchase ri e ith ect e pli able r hased an t ly e tent f e argin eficit) ediately ail ble ds e unt rr d cti n . . ) ow inations i l e f cted. er ination f r nsaction r e pli able rti n reof) i l e t d y ) e uyers’ eyance e e ler r si e f pli able r hased oans, i i g sed, d ent f y e ect f i ed y e gent d ot r i usly er aid e e ler r pli d s dit e e ler’s bligations, d i) ent f e epurchase ri e ith ect e pli able r hased oans ediately ail ble ds e unt rr d cti n . e epurchase ate, at e gent i es e epurchase ri e r ro ata i ti n e uyers) ediately ail ble ds at e usine s ay; r i ed at e rti n f e epurchase ri e t ble r ed d paid ri e i ferential r e epurchased an a l e e e xt rice i ferential ent ate r ance ith cti n . ; i ed rt er at l r ed d paid ri e i ferential a l e e d yable e er ination ate. henever der e epurchase ocuments uyers re uired sfer r se r hased oans ck e ler r si n e r li er n i g li eri g ysical sse sion r ontrol f) y oan apers r y oan ecords e ler nection ith sfer f r hased oans ck e ler r si n e, h oan apers r oan ecords, s d e tent plicable, a l e ed y ustodian e ler r si e r ance ith e s f e ust dy gr ement. ) urchase rice ecrease. he e ler ay t ate rchase ri e ecrease y usine s ay y li ery e gent ediately ail ble ds f ount cifi d e e ler s rchase ri e ecrease at usine s ay. o

Purchased Loans shall be, or be deemed to be, repurchased in connection with a Purchase Price Decrease. 3.4. Place for Payments of Repurchase Prices. All Repurchase Price payments shall be paid to the Repurchase Settlement Account. 3.5. Withdrawals from and Credits to Operating Account. If the Seller fails for any reason to repurchase any one or more Purchased Loans on the relevant Repurchase Date, to pay any Price Differential or fees when due or to satisfy any Margin Call in the manner and by the time specified in Sections 3.3 and 3.4, the Agent is hereby specifically and irrevocably authorized to withdraw funds from the Operating Account or any other account of the Seller in an amount equal to the sum of the Repurchase Prices of all Purchased Loans that are Past Due, plus accrued, unpaid Price Differential or fees, plus Margin Deficit (if applicable), on that day and cause application of such funds withdrawn to the payment of the Repurchase Prices of such Purchased Loans, Price Differential or fees, and Margin Deficit (if applicable) in such order and manner as the Agent may elect and, if funds in the Operating Account or any other account of the Seller are insufficient to pay the such amounts, the Seller shall pay the amount due hereunder on demand by wire to the Repurchase Settlement Account. 3.6. [Reserved]. 3.7. Disbursements from Repurchase Settlement Account. Seller shall furnish to Agent by 3:00 p.m. Eastern time on each Business Day, a Repurchase Settlement Account Disbursement Request which details the amounts and sources of all funds in the Repurchase Settlement Account, and requests disbursement of such funds. With respect to any Repurchase Settlement Account Disbursement Request furnished by Seller to Agent, if, and only if, (i) no Default has occurred unless it has been either cured by the Seller or waived in writing by the Agent (acting with the requisite consent of the Buyers as provided in this Agreement), (ii) no Event of Default has occurred unless it has been either cured by the Seller or waived in writing by the Agent (acting with the requisite consent of the Buyers as provided in this Agreement), (iii) no Margin Deficit exists that would not be eliminated by disbursements in accordance with such Repurchase Settlement Account Disbursement Request, and (iv) no Default or Event of Default or Margin Deficit will result from the making of the disbursements requested in such Repurchase Settlement Account Disbursement Request, then Agent shall disburse the funds in the Repurchase Settlement Account in accordance with the Repurchase Settlement Account Disbursement Request. After the occurrence and during the continuance of an Event of Default, Seller shall have no further right to request disbursements of funds in the Repurchase Settlement Account, and Agent may at any time and from time to time apply funds in the Repurchase Settlement Account to pay Seller’s Obligations whether or not then due. 3.8. Delivery of Additional Mortgage Loans. The Seller may from time to time deliver to the Custodian for and on behalf of Agent Mortgage Loans that are also Eligible Loans without entering into a new Transaction by providing to the Custodian the documents required under Section 3.1(a) with respect to such Mortgage Loans. The Seller and the Buyers agree that such Mortgage Loans delivered pursuant to this Section 3.8 shall be treated as Purchased Loans subject to the existing Transactions hereunder from the date of such delivery. 43 4857-1543-7856 3 r hased oans a l e, r e ed e, r ased nection ith rchase ri e ecrease. . . l ce f r ayments f epurchase rices. l epurchase ri e ents a l e aid e epurchase t ent count. . . it rawals f d redits perating count. e e ler ils r y n r hase y e r ore r hased oans e ant epurchase ate, ay y ri e i ferential r s hen e r ti f y argin all e a ner d y e e cifi d cti ns . d .4, e gent r y ecifica ly d rre ably t ri ed it r ds e perating count r y t er unt f e e ler ount ual e f e epurchase ri es f l r hased oans at re ast ue, l s rued, paid ri e i ferential r es, l s argin eficit plicable), at y d se pli ati n f h ds it r n e ent f e epurchase ri es f h r hased oans, ri e i ferential r es, d argin eficit pli able) h r er d a ner s e gent ay l ct d, ds e perating count r y t er unt f e e ler re fi ient y e h ounts, e e ler a l ay e ount e r nder and y ire e epurchase t ent count. . . eserved]. . . is ursements f epurchase t ent count. e ler a l ish gent y : 0 . . astern e h usine s ay, epurchase t ent count is urs ent equest hich etails e ounts d rces f l ds e epurchase t ent count, d uests ent f h ds. ith ect y epurchase t ent count i rs ent equest i ed y e ler gent, , d ly , ) o efault as u red le s as en er red y e e ler r aived riti g y e gent ti g ith e uisite sent f e uyers s r i ed is gr ement), i) o vent f efault as u red le s as en i er red y e e ler r aived riti g y e gent ti g ith e uisite sent f e uyers s i ed is gr ement), ii) o argin eficit ists at ould ot e i ated y ents r ance ith h epurchase t ent count i rs ent equest, d ) o efault r vent f efault r argin eficit i l sult e aking f e r ents ested h epurchase t ent count i rs ent equest, n gent a l i urse e ds e epurchase t ent count r ance ith e epurchase t ent count is urs ent equest. fter e urrence d ri g e ti ance f vent f efault, e ler a l ve o rt er ht uest r ents f ds e epurchase t ent count, d gent ay t y e d e e ply ds e epurchase t ent count y e ler’s bligations hether r ot n e. . . elivery f diti nal ortgage oans. he e ler ay e e li er e ustodian r d half f gent ortgage oans at re l li ible oans it out t ri g t r nsaction y r viding e ustodian e ents ired der cti n . (a) ith ect h ortgage oans. he e ler d e uyers ree at h ortgage oans l red rsuant is cti n . a l e t d s rchased oans ject e isti g r nsactions r nder e te f h li ery.

3.9. Application of Purchase Price Decreases . Upon receipt by the Agent of amounts paid or prepaid as Purchase Price Decreases (except upon the exercise of remedies provided in Section 18) the Agent shall apply amounts so received to outstanding Purchase Price. 3.10. Defaulting Buyers. (a) Notwithstanding any provision of this Agreement to the contrary, if any Buyer becomes a Defaulting Buyer, then the following provisions shall apply for so long as such Buyer is a Defaulting Buyer: (1) The applicable fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Buyer pursuant to Section 9.1; (ii) The Commitment of and the outstanding Purchase Prices paid by such Defaulting Buyer shall not be included in determining whether all Buyers or the Required Buyers have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 22), provided that (a) the Committed Sum of any Defaulting Buyer may not be increased or extended without the consent of such Buyer, and (b) any amendment, waiver, consent or other action or inaction requiring the consent of all Buyers or each affected Buyer that by its terms affects any Defaulting Buyer more adversely than the other affected Buyers shall require the consent of such Defaulting Buyer; (ii1)) If any Swing Line Transactions shall exist at the time a Buyer becomes a Defaulting Buyer, then the Seller shall within one Business Day following notice by the Agent repurchase the Purchased Loans subject to such Swing Line Transaction. (b) Notwithstanding any provision of this Agreement to the contrary, if the Defaulting Buyer is a Nonfunding Buyer, and the Agent or the other Buyer(s) (electively, in accordance with Section 2.1) fund or pay any other amounts required to be paid by it hereunder which the Nonfunding Buyer failed to fund or pay (the “Unfunded Amount”), then (1) the respective ownership interests of both (A) the Nonfunding Buyer and (B) Agent or the Buyer (or Buyers) that funded or paid the Unfunded Amount, shall be proportionately decreased and increased, respectively, to the same extent as if their respective Committed Sums were changed in direct proportion to the unreimbursed balance outstanding from time to time thereafter of the amount so funded or paid, (ii) the Nonfunding Buyer’s share of all subsequent distributions of Repurchase Prices and other realizations on the Purchased Loans received shall be paid to the Agent and/or other Buyer(s) that so funded the Unfunded Amount until the Agent and/or such other Buyer(s) have been fully repaid the amount so funded or paid; and 44 4857-1543-7856 4 . . plication f urchase rice ecreases pon eipt y e gent f ounts aid r r aid s rchase rice ecreases ept on e ercise f edies i ed cti n ) e gent a l ply ounts i ed t t ding rchase rice. . 0. efaulti g uyers. ) otwithstanding y r visi n f is gree ent e ntrary, y uyer es efaulting uyer, n e o i g r visi ns a l ply r g s h uyer efaulting uyer: i) he pli able s a l ase rue e f ded rti n f e mitment f h efaulting uyer rsuant cti n . ; i) he mitment f d e t t ing rchase ri es aid y h efaulti g uyer a l ot e ed t ining hether l uyers r e equired uyers ve n r ay e y ti n r nder n i g y sent y endment r aiver rsuant cti n 2), i ed at ) e o mitted f y efaulting uyer ay ot e sed r t ed it out e sent f h uyer, d ) y endment, aiver, sent r t er ti n r ti n uiri g e sent f l uyers r h t d uyer at y s cts y efaulting uyer ore ersely n e t er t d uyers a l uire e sent f h efaulting uyer; ii) y ing i e r nsactions a l ist t e e uyer es efaulting uyer, n e e ler a l ithin e usine s ay o ing tice y e gent r hase e r hased oans ject h ing i e ransaction. ) otwithstanding y r visi n f is gree ent e ntrary, e efaulting uyer onfunding uyer, d e gent r e t er uyer(s) ti ely, r ance ith cti n . ) d r y y t er ounts uired e aid y r nder hich e onfunding uyer i d r ay e nfunded mount”), n i) e ective nership rests f th ) e onfunding uyer d ) gent r e uyer r uyers) at ed r aid e nfunded mount, a l e r porti nately r ased d ased, ectively, e e tent s eir ective o mitted s ere ged i ct r porti n e r bursed l ce t ing e e reafter f e ount ed r aid; i) e onfunding uyer’s are f l s quent i ti ns f epurchase ri es d t er l ti ns e r hased oans i ed a l e aid e gent d/or t er uyer(s) at ed e nfunded ount ntil e gent d/or h t er uyer(s) ve en ll aid e ount ed r aid; d

(ii1)) such adjustment shall remain in effect until such time as the Agent and/or other Buyer(s) that funded or paid the Unfunded Amount have been so fully repaid. (c) If no other Buyer funds or pays any of the Unfunded Amount, then the Pro Rata ownership interests of the Buyers in the Purchased Loans shall be changed, so that each Buyer’s Pro Rata ownership interest in the Purchased Loans is equal to the ratio of (1) the sum of the portions of the Purchase Prices paid by that Buyer in all Open Transactions on that day, together with all other unreimbursed amounts paid by that Buyer under this Agreement or the other Repurchase Documents (including, without limitation, in respect of Swing Line Transactions and under Sections 22.10(d) hereof) as of such day to (ii) the total of the Purchase Prices paid by all Buyers in all Open Transactions on that day, together with all other unreimbursed amounts paid by all Buyers under this Agreement or the other Repurchase Documents (including, without limitation, in respect of Swing Line Transactions and under Section 22.10(d) hereof) as of such day. The Nonfunding Buyer’s share of all subsequent distributions of any Repurchase Price, Margin Deficit payments and other realizations on the Purchased Loans received shall be paid to the other Buyers, pro rata among them in the ratio that the Pro Rata ownership interest in the Purchased Loans owned by each bears to the aggregate Pro Rata ownership interests in the Purchased Loans of all such other Buyers, and the Buyers’ respective Pro Rata ownership interests in the Purchased Loans shall be readjusted after each such payment, until their Pro Rata ownership interests are restored to what they were before any Nonfunding Buyer failed to fund or pay the Unfunded Amount. Notwithstanding any such changes in the Buyers’ Pro Rata ownership interests in any Purchased Loan due to Nonfunding Buyer’s failure to fund or pay an Unfunded Amount, such failure to fund shall not diminish any Buyer’s Funding Share(s) for subsequent Transactions. (d) Without limiting the foregoing, in the event that a Buyer becomes a Nonfunding Buyer, such Nonfunding Buyer shall have no right to receive any amounts owing to such Nonfunding Buyer under this Agreement or the other Repurchase Documents until such Buyer ceases to be a Nonfunding Buyer, which shall occur: (i) in the event that the Agent or any other Buyer(s) fund or pay the Unfunded Amount (as described in Section 3.10(c)), at the time the Agent and/or such other Buyer(s) have been fully repaid the amount so funded or paid; and (ii) in the event that neither the Agent nor any other Buyer funds or pays any of the Unfunded Amount (as described in Section 3.10(c), at the time the Buyers’ Pro Rata ownership interests are restored to what they were before such Nonfunding Buyer failed to fund or pay the Unfunded Amount. (e) For so long as such Buyer is a Nonfunding Buyer, all of the following shall apply: (1) The amounts owing by such Nonfunding Buyer under this Agreement and the other Repurchase Documents shall be deducted from and set off against the amounts otherwise owing to such Nonfunding Buyer under this Agreement and the other Repurchase Documents. 45 4857-1543-7856 5 ii) h j t ent a l ain ct ntil h e s e gent d/or t er uyer(s) at ed r aid e nfunded ount ve en ll aid. ) o t er uyer ds r ays y f e nfunded mount, n e ro ata nership t rests f e uyers e r hased oans a l e nged, at h uyer’s ro ata nership t rest e r hased oans ual e ti f i) e f e rti ns f e rchase ri es aid y at uyer l pen r nsactions at y, et er ith l t er r bursed ounts aid y at uyer der is gree ent r e t er epurchase ocuments ing, it out i itati n, ect f ing i e r nsactions d der cti ns . 0(d) reof) s f h y i) e tal f e rchase ri es aid y l uyers l pen r nsactions at y, ether ith l t er r bursed ounts aid y l uyers der is gree ent r e t er epurchase ocuments ing, it out i itati n, ect f ing i e r nsactions d der cti n . 0(d) reof) s f h ay. he onfunding uyer’s are f l s quent i ti ns f y epurchase rice, argin eficit ents d t er l ti ns e r hased oans i ed a l e aid e t er uyers, ro ta ong e ti at e ro ata nership t rest e rchased oans ned y h ears e regate ro ata nership rests e r hased oans f l h t er uyers, d e uyers’ ective ro ata nership rests e r hased oans a l e j sted ft r h h ent, ntil eir ro ata nership t rests re r d hat y ere fore y onfunding uyer i d r y e nfunded mount. otwithstanding y h ges e uyers’ ro ata nership rests y r hased an e onfunding uyer’s i re d r y nfunded mount, h i re d a l ot inish y uyer’s nding are(s) r s quent ransactions. ) ithout i iti g e oing, e ent at uyer es onfunding uyer, h onfunding uyer a l ve o t i e y ounts ing h onfunding uyer der is gree ent r e t er epurchase ocuments ntil h uyer ses e onfunding uyer, hich a l cur: ) e ent at e gent r y t er uyer(s) d r ay e nfunded ount s scri ed cti n . 0(c)), t e e e gent d/or h t er uyer(s) ve en ll aid e ount ed r aid; d i) e ent at eit er e gent r y t er uyer ds r ays y f e nfunded ount s scri ed cti n . 0(c), t e e e uyers’ ro ata nership rests re t r d hat y ere fore h onfunding uyer i d r y e nfunded mount. ) or g s h uyer onfunding uyer, l f e o ing a l ply: i) he ounts ing h onfunding uyer der is gree ent d e t er epurchase ocuments a l e ucted d t ff ainst e ounts r ise ing h onfunding uyer der is gree ent d e t er epurchase ocuments.

(11) Such Nonfunding Buyer shall immediately pay to the Agent all sums of any kind paid to or received by such Nonfunding Buyer from the Seller or otherwise with respect to the Facility, whether pursuant to the terms of this Agreement or the other Repurchase Documents or in connection with the realization of the security therefor. Notwithstanding the fact that such Nonfunding Buyer may temporarily hold such sums, such Nonfunding Buyer shall be deemed to hold the same as a trustee and for the benefit of the Agent, it being the express intention of the Buyers that the Agent shall distribute such sums in accordance with the terms of this Agreement. 63) Notwithstanding anything contained herein to the contrary, if a Buyer becomes a Defaulting Buyer hereunder, then until such Buyer ceases to be a Defaulting Buyer, the Agent shall have the right, in its sole and absolute discretion and at such time or times that the Agent shall determine, to apply amounts which otherwise would be owing to such Defaulting Buyer under this Agreement and the other Repurchase Documents to a deposit account, to be held in such account and released as appropriate to satisfy such Defaulting Buyer’s potential future funding obligations with respect to Transactions (including Swing Line Transactions) under this Agreement. (2) If any Buyer becomes a Defaulting Buyer hereunder, then the Seller may, at its sole expense and effort, upon notice to such Buyer and the Agent, require such Buyer to assign and delegate, without recourse (in accordance with and subject to the restrictions set forth in Section 22.17) all its interests, rights and obligations under this Agreement to an assignee (which assignee may be another Buyer) that shall assume such obligations, all in accordance with the procedures and conditions set forth in Section 26.4 hereof. (h) In the event that the Agent, the Seller and the Swing Line Buyer each agrees that a Defaulting Buyer has adequately remedied all matters that caused such Buyer to be a Defaulting Buyer (“Redeemed Buyer”), then the Swing Line Exposure of the other Buyers shall be readjusted to reflect the inclusion of such Redeemed Buyer’s Commitment and on such date such Redeemed Buyer shall purchase from the other Buyers at par a portion of the Open Transactions and take such other actions as the Agent shall determine may be necessary in order for such Redeemed Buyer to participate in such Open Transactions in accordance with its Pro Rata share, at which point the Redeemed Buyer shall cease to be a Defaulting Buyer. For purposes of this Section 3.10, “Swing Line Exposure” means, with respect to any Buyer at any time, such Buyer’s Pro Rata share of the aggregate Purchase Prices of all Swing Line Transactions outstanding at such time. (1) Nothing contained in the foregoing shall be deemed to constitute a waiver by the Seller of any of its rights or remedies (whether in equity or law) against any Buyer which fails to fund any Transaction hereunder at the time or in the amount required to be funded under the terms of this Agreement. 3.11. eMortgage Loan Transactions. Notwithstanding anything in this Agreement to the contrary, (a) Seller expressly acknowledges that Custodian is not prepared to accept or 46 4857-1543-7856 6 ii) ch onfunding uyer a l ediately ay e gent l s f y i d aid r i ed y h onfunding uyer e e ler r r ise ith ect e acility, hether rsuant e s f is gree ent r e t er epurchase ocuments r nection ith e li ti n f e urity refor. otwithstanding e ct at h onfunding uyer ay porarily ld h s, h onfunding uyer a l e ed ld e e s t e d r e enefit f e gent, i g e pre s ti n f e uyers at e gent a l i t te h s r ance ith e s f is gr ement. (f) otwithstanding t i g t i ed rein e ntrary, uyer es efaulti g uyer r under, n ntil h uyer ases e efaulting uyer, e gent a l ve e ht, le d solute i r ti n d t h e r i es at e gent a l t ine, ply ounts hich r ise ould e ing h efaulting uyer der is gree ent d e t er epurchase ocuments posit ount, e eld h unt d ed s ropriate ti f h efaulting uyer’s tential t re i g li ati ns ith ect r nsactions n i g ing i e r nsactions) der is gr ement. g) y uyer es efaulting uyer r under, n e e ler ay, t le ense d fort, on tice h uyer d e gent, uire h uyer i n d l gate, it out urse r ance ith d ject e t t ns t rt cti n . 7) l t rests, ts d li ati ns der is gree ent e hich e ay e ther uyer) at a l e h li ations, l r ance ith e r cedures d nditi ns t rt cti n .4 reof. ) e ent at e gent, e e ler d e ing i e uyer h rees at efaulting uyer as quately edied l atters at sed h uyer e efaulting uyer “ ed uyer”), n e ing i e xposure f e t er uyers a l e j sted fl ct e l si n f h e ee ed uyer’s mitment d h ate h e ee ed uyer a l rchase e t er uyers t ar rti n f e pen r nsactions d e h t er t ns s e gent a l t ine ay e ce sary r er r h e ee ed uyer arti i ate h pen r nsactions r ance ith ro ata are, t hich int e e ee ed uyer a l ase e efaulting uyer. or r oses f is cti n . 0, ing i e xposure” eans, ith ect y uyer t y e, h uyer’s ro ata are f e regate rchase ri es f l ing i e r nsactions t t ing t h e. i) othing t i ed e ing a l e ed nstitute aiver y e e ler f y f ts r edies hether uity r ) ainst y uyer hich ils d y r nsaction r nder t e e r e ount ired e ed der e s f is gr ement. . 1. ortgage oan nsactions. otwithstanding t i g is gree ent e ntrary, ) e ler re sly ledges at ustodian ot r ared ept r

Control eNotes or related Loan Papers evidencing eMortgage Loans for and on behalf of the Buyers and the Custody Agreement does not contemplate such acceptance or Control, and (b) in no event shall an eMortgage Loan constitute an Eligible Loan under this Agreement and Seller shall not sell to Buyers and Buyers shall not purchase from Seller any eMortgage Loan, unless and until, provided no Event of Default or Default is continuing, either: (1) (ii) 4857-1543-7856 if Custodian in its sole discretion (without being under any obligation to do so) agrees to accept and Control eNotes and related Loan Papers evidencing eMortgage Loans for and on behalf of the Buyers, (A) Agent, Custodian and Seller shall have entered in to an amended and restated Custody Agreement in form and substance satisfactory to Agent (and in such event any reference to Custody Agreement in this Agreement shall mean and refer to such amended and restated Custody Agreement, as it may be further supplemented, amended or restated from time to time), which amended and restated Custody Agreement shall, without limitation, provide for the Custodian’s acceptance and Control of eNotes and related Loan Papers evidencing eMortgage Loans which are Purchased Loans for and on behalf of Buyers, (B) if required by Agent in its sole discretion after Agent reviews the amended and restated Custody Agreement, Agent, Seller and Buyers shall have entered in to an amendment to this Agreement in form and substance satisfactory to Agent to address, without limitation, any conflicts or other issues pertaining to the provisions of the amended and restated Custody Agreement and this Agreement pertaining to eMortgage Loans, and (C) Agent shall have received all other information and documents which the Agent may reasonably have requested in connection with the transactions contemplated by this paragraph; or if Custodian elects in its sole discretion not to accept and Control eNotes and related Loan Papers evidencing eMortgage Loans for and on behalf of the Buyers, and Agent and Seller agree to use another custodian to serve as co-Custodian under this Agreement to accept and Control eNotes and related Loan Papers evidencing eMortgage Loans for and on behalf of the Buyers (the “eNote Custodian”), which eNote Custodian must be acceptable to Agent, and which eNote Custodian may be Comerica Bank if Comerica Bank in its sole discretion agrees to serve as eNote Custodian, although nothing in this Agreement shall obligate Comerica Bank to agree to serve as the eNote Custodian, (A) if the eNote Custodian is not Comerica Bank, Agent, eNote Custodian and Seller shall have entered in to a custody agreement in form and substance satisfactory to Agent (the “eNote Custody Agreement”), which eNote Custody Agreement shall, without limitation, provide for the eNote Custodian’s acceptance and Control of eNotes and related Loan Papers evidencing eMortgage Loans which are Purchased Loans for and on behalf of Buyers, (B) Agent, Seller and Buyers shall have entered in to an amendment to this Agreement in form and substance satisfactory to Agent which shall, without limitation, (i) if Comerica Bank is the eNote Custodian, provide for acceptance and Control by Comerica Bank, as Agent, of eNotes and related Loan Papers evidencing eMortgage Loans which are Purchased Loans for and on behalf of the Buyers, and (ii) if Comerica Bank is not the eNote Custodian, address any conflicts or other issues pertaining to the provisions of the eNote 47 - 43-7856 ontrol otes r l t d an apers i cing ortgage oans r d half f e uyers d e ust dy gree ent es ot t plate h ptance r ontrol, d ) o ent a l ortgage oan nstitute li ible oan der is gree ent d e ler a l t l uyers d uyers a l t rchase e ler y ortgage oan, le s d ntil, r i ed o vent f efault r efault nti uing, i er: (i) ustodian le i r ti n it out i g der y li ati n ) rees ept d ontrol otes d t d an apers i cing ortgage oans r d half f e uyers, ) gent, ustodian d e ler a l ve t red ended d t t d ust dy gree ent d st nce t t ry gent d h ent y ce ust dy gree ent is gree ent a l ean d fer h ended d t t d ust dy gr ement, s ay e rt er l ented, ended r t t d e e), hich ended d t t d ust dy gree ent all, it out i itati n, r vide r e ustodian’s ptance d ontrol f otes d l t d oan apers i cing ortgage oans hich re r hased oans r d half f uyers, ) ired y gent le i r ti n ft r gent i s e ended d t t d ust dy gr ement, gent, e ler d uyers a l ve t red endment is gree ent d st nce t ry gent dre s, it out i itati n, y nflicts r t er es rt i i g e r visi ns f e ended d t t d ust dy gree ent d is gree ent rt i i g ortgage oans, d ) gent a l ve i ed l t er ation d ents hich e gent ay ably ve ested nection ith e cti ns t plated y is r graph; r (ii) ustodian l cts le i r ti n ot ept d ontrol otes d t oan apers i cing ortgage oans r d half f e uyers, d gent d e ler ree se other st dian e s ustodian der is gree ent ept d ontrol otes d t d oan apers i cing ortgage oans r d half f e uyers e ote ustodian”), hich ote ustodian ust e eptable gent, d hich ote ustodian ay e omerica ank omerica ank le i r ti n rees r e s ote ustodian, h h t i g is gree ent a l li ate omerica ank ree e s e ote ustodian, ) e ote ustodian ot omerica ank, gent, ote ustodian d e ler a l ve t red st y ent d st ce t ry gent e ote ust dy gr ement”), hich ote ust dy gree ent all, it out i itati n, r vide r e ote ustodian’s ptance d ontrol f otes d t d an apers i cing ortgage oans hich re rchased oans r d half f uyers, ) gent, e ler d uyers a l ve t red endment is gree ent d st ce t ry gent hich all, it out i itati n, ) omerica ank e ote ustodian, r vide r ptance d ontrol y omerica ank, s gent, f otes d l t d oan apers i cing ortgage oans hich re r hased oans r d half f e uyers, d i) omerica ank ot e ote ustodian, dre s y nflicts r t er es rt i i g e r visi ns f e ote

Custody Agreement and this Agreement pertaining to eMortgage Loans, and (C) receipt by the Agent of all other information and documents which the Agent may reasonably have requested in connection with the transactions contemplated by this paragraph. Section 4. Transaction Limits and Sublimits. 4.1. Transaction Limits. Each Transaction shall be subject to the limitation that no purchase will be made if at the time of or after such purchase, the Aggregate Outstanding Purchase Price exceeds or would exceed the lesser of: (a) the Maximum Aggregate Commitment; or (b) the sum of the following, without duplication: (1) For Purchased Loans which are Conforming Mortgage Loans (other than Aged Mortgage Loans), the lesser of (A) the Purchase Value all such Conforming Mortgage Loans, or (B) the Conforming Loan Sublimit, plus (ii) For Purchased Loans which are Jumbo Mortgage Loans, the lesser of (A) the Purchase Value of all such Jumbo Mortgage Loans, or (B) the Jumbo Loan Sublimit, plus (111) ~~ For Purchased Loans which are Super Jumbo Mortgage Loans, the lesser of (A) the Purchase Value of all such Super Jumbo Mortgage Loans, or (B) the Super Jumbo Loan Sublimit, plus (iv) For Purchased Loans which are Aged Mortgage Loans, the lesser of (A) the Purchase Value of all such Aged Mortgage Loans, or (B) the Aged Mortgage Loan Sublimit, plus (v) For Purchased Loans which are Second Mortgage Loans, the lesser of (A) the Purchase Value of all such Second Mortgage Loans, or (B) the Second Mortgage Loan Sublimit, plus (vi) For Purchased Loans which are FHA Low FICO Score Mortgage Loans (other than Aged Mortgage Loans), the lesser of (A) the Purchase Value of all such FHA Low FICO Score Mortgage Loans, or (B) the FHA Low FICO Score Loan Sublimit, plus (vii) For Purchased Loans which are Discretionary Loans, the lesser of (A) the Purchase Value of all such Discretionary Loans, or (B) the Discretionary Loan Sublimit, plus (viii) For Purchased Loans which are Non-QM Mortgage Loans, the lesser of (A) the Purchase Value of all such Non-QM Mortgage Loans, or (B) the Non- QM Mortgage Loan Sublimit. 48 4857-1543-7856 8 ust dy gree ent d is gree ent rt i i g ortgage oans, d ) eipt y e gent f l t er ation d ents hich e gent ay ably ve ested nection ith e cti ns t plated y is r graph. cti n . ransaction i its d bli its. .1. nsaction i its. ach r nsaction a l e ject e i it ti n at rchase i l e ade t e e f r ft r h rchase, e gregate utst ding rchase ri e eeds r ould eed e er f: ) e axi um gregate o mitment; r ) e f e ing, it out plication: i) or r hased oans hich re onfor ing ortgage oans t er n ged ortgage oans), e er f ) e rchase alue l h onfor ing ortgage oans, r ) e onfor ing oan bli it, l s i) or rchased oans hich re bo ortgage oans, e er f ) e rchase alue f l h bo ortgage oans, r ) e bo an blimit, l s iii) or r hased oans hich re per bo ortgage oans, e er f ) e rchase alue f l h per bo ortgage oans, r ) e per bo an bli it, l s ) or rchased oans hich re ged ortgage oans, e er f ) e rchase alue f l h ged ortgage oans, r ) e ged ortgage oan bli it, l s ) or rchased oans hich re nd ortgage oans, e er f ) e rchase alue f l h nd ortgage oans, r ) e nd ortgage oan bli it, l s i) or rchased oans hich re A ore ortgage oans t er n ged ortgage oans), e er f ) e rchase alue f l h A ore ortgage oans, r ) e A ore oan blimit, l s i) or r hased oans hich re iscreti nary oans, e er f ) e rchase alue f l h iscreti ary oans, r ) e iscreti ary oan blimit, l s i) or r hased oans hich re on- ortgage oans, e er f ) e rchase alue f l h on- ortgage oans, r ) e on- ortgage oan blimit.

4.2. Transaction Sublimits. The following sublimits shall be applicable to the Transactions hereunder such that after giving effect to any proposed Transaction and after giving effect to any repurchase, addition or substitution of any Mortgage Loan hereunder, the following shall be true: (a) The Aggregate Outstanding Purchase Price of Conforming Mortgage Loans (other than Aged Mortgage Loans) may be as much as one hundred percent (100%) of the Maximum Aggregate Commitment (the “Conforming Loan Sublimit”). (b) The Aggregate Outstanding Purchase Price of all Purchased Loans that are Wet Loans shall not exceed (x) sixty percent (60%) of the Maximum Aggregate Commitment on any of the first five (5) and last five (5) Business Days of any calendar quarter, (y) fifty percent (50%) of the Maximum Aggregate Commitment on any of the first five (5) and last five (5) Business Days of any other month, or (z) thirty-five percent (35%) of the Maximum Aggregate Commitment on any other day (the “Wet Loans Sublimit™). (©) The Aggregate Outstanding Purchase Price of all Purchased Loans that are of the type listed in the first column of the following table shall not exceed the percentage of the Maximum Aggregate Commitment or amount listed in the second column of the table (the name of that Sublimit is set forth in the third column). 49 4857-1543-7856 9 .2. nsaction blimits. he o ing li its a l e pli able e r nsactions r nder h at t r i i g ct y osed r nsaction d t r i i g ct y rchase, diti n r stit ti n f y ortgage oan r under, e o ing a l e e: ) he gregate utst ding rchase ri e f onfor ing ortgage oans t er n ged ortgage oans) ay e s uch s e dred rcent ) f e axi um gregate mitment e onf r ing oan blimit”). ) he gregate utst ding rchase ri e f l r hased oans at re et oans a l ot eed ) t ercent ) f e axi um gregate mitment y f e t e ) d st e ) usine s ays f y l dar arter, ) rcent ) f e axi um gregate mitment y f e t e ) d st e ) usine s ays f y t er onth, r ) i -fi e rcent ) f e axi um gregate mitment y t er y e et oans blimit”). c) he gregate utst ding rchase ri e f l r hased oans at re f e e e t n f e o i g le a l ot eed e r entage f e axi um gregate mitment r ount e nd n f e le e e f at bli it t rt e ir l n).

Type of | Maximum Name of Sublimit Purchased Loan | percentage/amount of Maximum Aggregate Commitment FHA Low FICO | 5% “FHA Low FICO Score Loan Score Mortgage Sublimit” Loans (other than Aged Mortgage Loans) Jumbo Mortgage | 30% “Jumbo Loan Sublimit” Loans Super Jumbo | 5% “Super Jumbo Loan Sublimit Loans Jumbo Mortgage | 30% “Aggregate Jumbo Loan Loans and Super Sublimit” Jumbo Loans in the aggregate Aged Mortgage | $5,000,000.00 “Aged Mortgage Loan Loans Sublimit” Second 35,000,000.00 “Second Mortgage Loan Mortgage Loans Sublimit” Discretionary 310,000,000.00 “Discretionary Loan Sublimit” Loans Non-OM 10% “Non-OM Mortgage Loan Mortgage Loans Sublimit” 4.3. Compliance. Seller shall immediately repurchase Purchased Loans necessary to comply with all of the requirements of Section 4.1 and Section 4.2 of this Agreement. Section 5. Price Differential. 5.1. Pricing Rate. Except as otherwise provided herein with respect to the Default Pricing Rate, the Pricing Rate to be applied to the Purchase Prices of Purchased Loans to determine the Price Differential in all Open Transactions shall be the Daily Adjusting BSBY Rate plus the Applicable Margin (or, if applicable under Section 6.4, the Prime Referenced Rate). 5.2. Pricing Rate for Default Pricing Rate Purchased Loans. Notwithstanding any contrary or inconsistent provision of this Section 5, the Pricing Rate to be multiplied by the 50 4857-1543-7856 pe f urchased oan axi um er t / ount f axi um gregate mitment ame f bli it A I ore ortgage oans er n ged ortgage oans) “ A I ore oan bli it” bo ortgage oans “ bo oan bli it” per bo oans “ per bo oan bli it bo ortgage oans d per bo oans gregate “ gregate bo oan bli it” ged ortgage oans , , 00.00 “ ed ortgage oan bli it” nd ortgage oans $ , , 00.00 “ nd ortgage oan bli it” iscreti ary oans $ , 0, 00.00 “ iscreti ary oan bli it” -Q ortgage oans “ Q ortgage oan bli it” .3. ompliance. e ler a l ediately r hase r hased oans ce sary ply ith l f e i ents f cti n .1 d cti n . f is gr ement. cti n . rice i ferential. . . rici g ate. xcept s r ise i ed rein ith ect e efault ri i g ate, e ri i g ate e pli d e rchase ri es f r hased oans t ine e ri e i ferential l pen r nsactions a l e e aily djusting Y ate l s e plicable argin r, pli able der cti n . , e r e efer nced ate). . . rici g ate f r efault rici g ate urchased oans. otwithstanding y ntrary r nsistent r visi n f is cti n , e ri i g ate e ultiplied y e

Purchase Prices of all Purchased Loans shall be the Default Pricing Rate from (and including) (a) the day immediately following the Repurchase Date for any Past Due Purchased Loan and until (but excluding) the date on which such Past Due Purchased Loan is repurchased by transfer to the Agent (for Pro Rata distribution to the Buyers) of its full Repurchase Price in immediately available funds; and (b) the date designated by the Agent to the Seller after the occurrence and during the continuance of an Event of Default under Section 18.1. 5.3. Price Differential Payment Due Dates. Seller shall pay to Agent for Pro Rata distribution to the Buyers and Swing Line Buyer, as applicable, on the fifth (5) Business Day of each month before the Termination Date, Price Differential on each Open Transaction accrued and unpaid to the end of the preceding month, whether or not such Transaction is still an Open Transaction on such payment due date; provided that (a) all accrued and unpaid Price Differential on all Transactions shall be due on the Termination Date, and (b) all Pricing Differential calculated at the Default Pricing Rate shall be due on demand by Agent in its individual capacity or at the direction of the Required Buyers. 5.4. Adjustments to Buyer's Price Differential based on Qualifying Balances A particular Buyer and the Seller may, from time to time, agree by separate agreement to adjustments to such Buyer’s Price Differential based on Qualifying Balances (“Price Differential Adjustment Agreement”), provided, however, that no such adjustments shall result in a Buyer receiving more than it would have been entitled to receive with respect to any Transaction under the terms of this Agreement. Prior to or concurrently with the execution of any Price Differential Adjustment Agreement, any such Buyer shall inform the Agent of the terms of any such adjustments (such terms to be administratively acceptable to Agent). Such Buyer shall notify Agent of any adjustments to the Price Differential made pursuant to a Price Differential Adjustment Agreement in accordance with this Section 5.4. The adjustments identified in such notice shall become effective on a date determined by Agent (but in any event shall not become effective prior to the date such notice is received). Section 6. Margin Maintenance. 6.1. Margin Deficit. (a) If at any time the aggregate Purchase Value of all Purchased Loans subject to all Transactions hereunder is less than the aggregate Repurchase Price (excluding Price Differential), minus, without duplication, cash transfers previously made from the Seller to the Agent in response to previous Margin Calls, if any, for all such Transactions (a “Margin Deficit”), then by notice to the Seller (a “Margin Call”), the Agent shall require the Seller to transfer (for the account of the Buyers) to the Agent (in the case of cash) or the Custodian (in the case of Additional Purchased Loans, as defined below), as appropriate, either (at the Seller’s option) cash, additional Eligible Loans reasonably acceptable to the Agent (“Additional Purchased Loans’), or a combination of cash and Additional Purchased Loans, so that the cash and the aggregate Purchase Value of the Purchased Loans, including any such Additional Purchased Loans, will thereupon at least equal the then aggregate Repurchase Price (excluding Price Differential). 51 4857-1543-7856 1 rchase ri es f l r hased oans a l e e efault ri i g ate d ing) ) e y ediately o ing e epurchase ate r y ast ue r hased oan d ntil t cl ding) e ate hich h ast ue r hased oan r ased y sfer e gent r ro ata i ti n e uyers) f l epurchase ri e ediately ail ble ds; d ) e te si ated y e gent e e ler t r e urrence d ri g e ti ance f vent f efault der cti n .1. . . rice i f rential ayment ue ates. e ler a l ay gent r ro ata i ti n e uyers d ing i e uyer, s plicable, e th) usine s ay f h onth fore e er ination ate, ri e i ferential h pen r nsaction r ed d paid e d f e ding onth, hether r ot h r nsaction ti l pen r nsaction h ent e ate; r i ed at ) l r ed d paid ri e i ferential l r nsactions a l e e e er ination ate, d ) l ri i g i ferential l lated t e efault ri i g ate a l e e and y gent i i ual acity r t e i ti n f e equired uyers. . . djust ents uyer’s rice i f rential sed n ualifyi g alances arti ular uyer d e e ler ay, e e, ree y arate ent j t ents h uyer’s ri e i ferential sed ualifying alances rice i ferential djust ent gr ement”), r vided, ever, at o h j t ents a l ult uyer i i g ore n ould ve en titl d i e ith ect y r nsaction der e s f is gr ement. ri r r cu rently ith e cuti n f y rice i ferential djust ent gr ement, y h uyer a l e gent f e s f y h j t ents h s e inistratively eptable gent). ch uyer a l tify gent f y j t ents e ri e i ferential ade rsuant ri e i ferential djust ent gree ent r ance ith is cti n . . he j t ents tifi d h tice a l e ti e te t ined y gent ut y ent a l ot e ti e ri r e ate h tice i ed). cti n . argin aintenance. . . argin eficit. ) t y e e regate rchase alue f l rchased oans ject l r nsactions r nder s n e regate epurchase ri e l ing ri e i ferential), inus, it out plication, sh sfers r i usly ade e e ler e gent nse r i us argin alls, y, r l h r nsactions argin eficit”), n y tice e e ler argin all”), e gent a l uire e e ler sfer r e unt f e uyers) e gent e se f sh) r e ustodian e se f ditional r hased oans, s fi ed l ), s propriate, er t e e ler’s ti n) sh, diti nal li ible oans ably eptable e gent dditi nal urchased oans”), r bination f sh d ditional r hased oans, at e sh d e regate rchase alue f e r hased oans, i g y h ditional r hased oans, i l on t st ual e n regate epurchase rice l i g ri e i ferential).

(b) On any Business Day on which the Purchase Value of the Purchased Loans subject to Transactions exceeds the then outstanding aggregate Repurchase Price (excluding Price Differential) of all Transactions (a “Margin Excess”), so long as no Default or Event of Default has occurred and is continuing or will result therefrom, the Agent shall, upon receipt of a written request from the Seller, remit cash or authorize Custodian to release Purchased Loans, as requested by the Seller, in either case in an amount equal to the lesser of (i) the amount requested by the Seller and (ii) such Margin Excess, subject always to the other limitations of this Agreement. If cash is to be remitted the Agent shall treat the receipt of the written request of the Seller under this Section 6.1(b) as if it were a request for a Transaction. To the extent the Agent remits cash to the Seller, such cash shall be (A) additional Purchase Price with respect to the Transactions, and (B) subject in all respects to the provisions and limitations of this Agreement. Each Buyer shall fund its Pro Rata share of such additional Purchase Price as if the remission of such Margin Excess were the initiation of a Transaction hereunder. 6.2. Margin Call Deadline. If the Agent delivers a Margin Call to the Seller at or before 11:00 a.m. (Detroit, Michigan time) on any Business Day, then the Seller shall transfer cash and/or Additional Purchased Loans as provided in Section 6.1 on the same Business Day. If the Agent delivers a Margin Call to the Seller after 11:00 a.m. (Detroit, Michigan time) on any Business Day, then the Seller shall transfer cash and/or Additional Purchased Loans by no later than 11:00 a.m. (Detroit, Michigan time) on the next following Business Day. 6.3. Application of Cash. Any cash transferred to the Agent (for Pro Rata distribution to the Buyers) pursuant to this Section 6 shall be applied by the Buyers on receipt from the Agent which shall occur on the date received from the Seller or the next Business Day if received after 1:00 p.m. (Detroit, Michigan time). 6.4. Inability to Determine Rates. Subject to Section 6.5, below, if, on or prior to the first day of any applicable tenor for any Transaction, the Agent shall determine (which determination shall be conclusive and binding absent manifest error) or, in the case of clause (b) below, the Required Buyers shall determine (which determinations shall be conclusive and binding absent manifest error) and notify Agent, that: (a) the Benchmark (or any component thereof) cannot be determined pursuant to the definition thereof, or (b) the Benchmark for any applicable interest period or tenor (collectively, the “Affected Tenor”) does not adequately and fairly reflect the cost to such Buyers of funding or maintaining such Transaction, or (©) the making or funding of any Transaction that accrues Price Differential at or by reference to the Benchmark has become impracticable or not administratively feasible, the Agent will promptly so notify the Seller and each Buyer. Upon notice thereof by the Agent to the Seller, (i) any obligation of the Buyers to make or fund any Transactions that accrue Price Differential at or by reference to such Benchmark, and any right of the Seller to continue 52 4857-1543-7856 ) n y usine s ay hich e rchase alue f e r hased oans ject r nsactions eeds e n t t ing regate epurchase ri e l i g ri e i ferential) f l r nsactions argin xce s”), g s o efault r vent f efault as u red d ti i g r i l sult f , e gent all, on eipt f ri t n uest e e ler, it sh r t orize ustodian se r hased oans, s ested y e e ler, i er se ount ual e er f ) e ount ested y e e ler d i) h argin xcess, ject ays e t er i it ti ns f is gr ement. sh e i ted e gent a l at e eipt f e ri t n uest f e e ler der is cti n . (b) s ere uest r ransaction. o e tent e gent its sh e e ler, h sh a l e ) diti nal rchase ri e ith ect e ransactions, d ) ject l ects e r visi ns d i it ti ns f is gr ement. ach uyer a l d ro ata are f h diti nal rchase ri e s e i sion f h argin xce s ere e i f r nsaction r under. . . argin all eadline. e gent li ers argin all e e ler t r fore : 0 . . etroit, ichigan e) y usine s ay, n e e ler a l sfer sh d/or ditional r hased oans s i ed cti n .1 e e usine s ay. e gent li ers argin all e e ler ft r : 0 . . etroit, ichigan e) y usine s ay, n e e ler a l sfer sh d/or ditional r hased oans y o t r n : 0 . etroit, ichigan e) e xt o ing usine s ay. . . plication f ash. ny sh f rr d e gent r ro ata i ti n e uyers) rsuant is cti n a l e plied y e uyers eipt e gent hich a l cur e ate i ed e e ler r e ext usine s ay i ed t r 0 . . etroit, ichigan e). . . ability eter ine ates. bject cti n . , l , , r ri r e t y f y pli able or r y ransaction, e gent a l t ine hich t ination a l e clusive d i i g sent anifest r r) r, e se f se ) l , e equired uyers a l t ine hich t inations a l e clusive d i i g sent anifest r r) d tify gent, at: ) e ench ark r y ponent reof) not e t ined rsuant e fi iti n reof, r ) e ench ark r y pli able rest ri d r or ll cti ely, e fected enor”) es ot quately d i l fl ct e st h uyers f i g r aintaining h ransaction, r c) e aking r i g f y r nsaction at rues ri e i ferential t r y ce e ench ark as e practicable r ot inistratively sible, e gent i l ptly tify e e ler d h uyer. pon tice f e gent e e ler, ) y li ati n f e uyers ake r d y r nsactions at rue ri e i ferential t r ce h enchmark, d y t f e e ler ti ue

Transactions that accrue Price Differential at or by reference to such Benchmark, or to convert Prime Referenced Rate Transactions to Transactions that accrue Price Differential at or by reference to such Benchmark, shall be suspended (in each case, to the extent of the affected Transactions or Affected Tenors) until the Agent (with respect to clause (b) of this Section 6.4, at the instruction of the Required Buyers) revokes such notice, (ii) the Seller may revoke any pending request for a borrowing of, conversion to or continuation of any Transactions that accrue Price Differential at or by reference to such Benchmark or, failing that, the Seller will automatically be deemed to have converted any such request into a request for a borrowing of or conversion to Prime Referenced Rate Transactions in the amount specified therein and (iii) any outstanding affected Transactions will automatically be deemed to have been converted into Prime Referenced Rate Transactions. Upon any such conversion, the Seller shall also pay accrued Price Differential on the amount so converted. 6.5. BSBY Unavailability; Successor Rate Determination. (a) Notwithstanding anything to the contrary in this Agreement or any other Repurchase Documents, but without limiting Section 6.4 above, if: (1) adequate and reasonable means do not exist for ascertaining the Daily Adjusting BSBY Rate (or any component thereof, and including, without limitation, because the BSBY Screen Rate is not available or published on a current basis), and such circumstances are unlikely to be temporary, as determined by the Agent (which determination shall be conclusive and binding absent manifest error), or Required Buyers pursuant to, in the case of the Required Buyers, delivery of notice to the Agent with a copy to the Seller that Required Buyers have so determined (which determination likewise shall be conclusive and binding absent manifest error); or (ii) the BSBY Administrator or a Governmental Authority having or purporting to have jurisdiction over the Agent or the BSBY Administrator with respect to its publication of BSBY, in each case acting in such capacity, has made a public statement (A) identifying a specific date after which the BSBY Screen Rate shall or will no longer be representative or made available, or used or permitted to be used for determining the interest rate of Dollar-denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Agent, that will continue to provide the BSBY Screen Rate (or any component thereof) after the latest date on which the BSBY Screen Rate (or any component thereof) is no longer representative or available permanently or indefinitely, or (B) that the BSBY Screen Rate (or any component thereof) fails to comply with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; then, on a date and time determined by the Agent (any such date, a “Replacement Date”), which date shall be on the relevant Price Differential payment date, as applicable, for Price Differential calculated and, solely with respect to clause (ii) above, no later than the latest date determined under clause (ii), the Daily Adjusting BSBY Rate will be replaced 53 4857-1543-7856 3 r nsactions at rue ri e i ferential t r y ce h enchmark, r nvert ri e efer nced ate r nsactions r nsactions at rue ri e i ferential t r y ce h enchmark, a l e ded h se, e tent f e t d r nsactions r fected enors) ntil e gent ith ect se ) f is cti n . , t e ti n f e equired uyers) kes h tice, i) e e ler ay ke y ding uest r r ing f, version r ti uati n f y r nsactions at rue ri e i ferential t r y ce h ench ark r, i at, e e ler i l t atically e ed ve verted y h uest t uest r r ing f r version r e efer nced ate r nsactions e ount cifi d rein d i) y t i g t d r nsactions i l t atically e ed ve en verted t r e efer nced ate ransactions. pon y h version, e e ler a l l y r ed ri e i ferential e ount verted. . . BS navailab lity; cce sor ate etermination. ) otwithstanding t i g e ntrary is gree ent r y t er epurchase ocuments, ut it out i iti g cti n . ove, : i) quate d nable eans ot ist r rt i i g e aily djusting Y ate r y ponent reof, d l ding, it out i itati n, cause e Y r en ate ot ail ble r bli ed rrent asis), d h rc stances re li ely e porary, s t ined y e gent hich t ination a l e clusive d i i g sent anifest r r), r equired uyers rsuant , e se f e equired uyers, li ery f tice e gent ith y e e ler at equired uyers ve ined hich t ination ik ise a l e clusive d i i g sent anifest r r); r i) e Y dm nistrator r overnmental uthority ing r rporti g ve ri i ti n er e gent r e Y dm nistrator ith ect blicati n f BY, h se ti g h acity, as ade blic e ent ) ti i g ecific te ft r hich e Y r en ate a l r i l o er e r sentative r ade ailable, r sed r r i ted e sed r t ining e t rest te f o l inated dicated ns, r a l r i l r ise ase, i ed at, t e e f h ent, re o ce sor inistrator at t ry e gent, at i l ti ue r vide e Y r en ate r y ponent reof) t r e t st te hich e Y r en ate r y ponent reof) o er r sentative r ail ble r anently r efinitely, r ) at e Y r en ate r y ponent reof) ils ply ith e ati nal rganization f curities o missions IO O) ri ciples r i ancial enchmarks; n, te d e t ined e gent y h ate, epl e ent ate”), hich te a l e e ant ri e i ferential ent ate, s plicable, r ri e i ferential l lated d, l ly ith ect se i) ove, o t r n e t st te t ined der se i), e aily djusting Y ate i l e l ed hereunder and under any Repurchase Document with the first available alternative set forth in the order below for any payment period for Price Differential calculated that can be determined by the Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Repurchase Document (such rate, and any subsequent successor rate so determined, the “Successor Rate”): (x) Daily Adjusting Term SOFR Rate, plus the SOFR Adjustment; and (y) Daily Simple SOFR, plus the SOFR Adjustment. In the event that the Successor Rate is Daily Simple SOFR (plus the SOFR Adjustment), all Price Differential payments will be payable on a monthly basis. (b) Notwithstanding anything to the contrary herein, (i) if the Agent determines that neither of the alternatives set forth in clauses (x) and (y) above are available on or prior to the Replacement Date or (ii) if events or circumstances comparable to those described in Section 6.5(a)(i) or Section 6.5(a)(ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Agent and the Seller may amend this Agreement solely for purpose of replacing the Daily Adjusting BSBY Rate or any then current Successor Rate in accordance with this Section 6.5 at the end of any relevant Price Differential payment date or payment period for Price Differential calculated, as applicable, with another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmark rate and, in each case, including any mathematical or other adjustments to such benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such benchmark rate, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Agent shall have posted such proposed amendment to all Buyers and the Seller unless, prior to such time, Buyers comprising the Required Buyers have delivered to the Agent written notice that such Required Buyers object to such amendment. The Agent will promptly (in one or more notices) notify the Seller and each Buyer of the implementation of any Successor Rate. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Agent. In connection with the implementation of any Successor Rate, the Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Repurchase Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Agent shall post each such amendment implementing such Conforming Changes to the Seller and the Buyers reasonably promptly after such amendment becomes effective. 54 4857-1543-7856 r nder d der y epurchase ocument ith e t ail ble ati e t rt e r er l r y ent ri d r ri e i ferential l lated at n e t ined y e gent, h se, it out y endment , r rt er ti n r sent f y t er arty , is gree ent r y t er epurchase ocument h te, d y s quent e sor te t ined, e ce sor ate”): ) aily djusting er FR ate, l s e FR djust ent; d ) aily i ple FR, l s e FR djust ent. e ent at e cce sor ate aily i ple FR l s e FR djustment), l ri e i ferential ents i l e yable onthly asis. ) otwithstanding t i g e ntrary rein, ) e gent t ines at it er f e ti es t rt ses ) d ) ve re ail ble r ri r e epl e ent ate r i) ents r c stances parable se scri ed cti n . (a)(i) r cti n . (a)(ii) ve u red ith ect e cce sor ate n fect, n h se, e gent d e e ler ay end is gree ent l ly r r ose f l i g e aily djusting Y ate r y n rrent cce sor ate r ance ith is cti n . t e d f y ant ri e i ferential ent ate r ent ri d r ri e i ferential l ulated, s plicable, ith ther ate ark te i i g e si erati n y l ing r n isti g vention r ilar .S. lar inated dicated dit iliti s r h ati e ark te d, h se, i g y athematical r t er j t ents h ark te i i g e siderati n y l ing r n isti g vention r ilar .S. lar inated dicated dit iliti s r h ark te, hich j t ent r ethod r l lati g h j t ent a l e bli ed ation ice s t d y e gent e e nable i r ti n d ay e ri dica ly dated. or e i ance f ubt, y h osed te d j t ents a l nstitute ce sor ate”. ny h endment a l e cti e t : 0 . . e usine s ay t r e gent a l ve sted h osed endment l uyers d e e ler le s, ri r h e, uyers prising e equired uyers ve l red e gent ri t n tice at h equired uyers ject h endment. he gent i l ptly e r ore tices) tify e e ler d h uyer f e pl entation f y cce sor ate. ny cce sor ate a l e plied a ner nsistent ith arket ractice; i ed at e tent h arket r ctice ot inistratively si le r e gent, h cce sor ate a l e pli d a ner s r ise ably t ined y e gent. nection ith e pl entation f y cce sor ate, e gent i l ve e t ake onfor ing hanges e e d, t it st ding t i g e ntrary rein r y t er epurchase ocument, y endments pl enting h onfor ing hanges i l e ti e it out y rt er ti n r sent f y t er arty is gr ement; r i ed at, ith ect y h endment cted, e gent a l ost h h endment pl enting h onfor ing hanges e e ler d e uyers ably ptly t r h endment es ctive.

Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than the Applicable Floor, the Successor Rate will be deemed to be the Applicable Floor for the purposes of this Agreement and the other Repurchase Documents. 6.6. Illegality. If any Buyer determines (which determination shall be conclusive and binding absent manifest error) that any applicable law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, it would create safety and soundness risks, or it would not be consistent with sound banking practices, for any Buyer or its applicable lending office to make, maintain or fund Transactions whose Price Differential is determined by reference to the BSBY Screen Rate, or to determine or charge interest rates based upon the Daily Adjusting BSBY Rate, then, upon notice thereof by such Buyer to the Seller (through the Agent), any obligation of the Buyers to make Daily Adjusting BSBY Rate Transactions, and any right of the Seller to continue Daily Adjusting BSBY Rate Transactions or to convert Prime Referenced Rate Transactions to Daily Adjusting BSBY Rate Transactions, shall be suspended, and (b) the Seller shall, if necessary to avoid such illegality, upon demand from any Buyer (with a copy to the Agent), prepay or, if applicable, convert all Daily Adjusting BSBY Rate Transactions to Prime Referenced Rate Transactions, if all affected Buyers may lawfully continue to maintain such Daily Adjusting BSBY Rate Transactions to such day, or immediately, if any Buyer may not lawfully continue to maintain such Daily Adjusting BSBY Rate Transactions to such day. 6.7. Increased Costs. If any Change in Law shall: (a) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirements (including any emergency, special, supplemental or other marginal reserve requirement), special deposit, compulsory loan, insurance charge or any similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Buyer; (b) subject any Buyer to any tax, duty or other charge with respect to any Transaction or shall change the basis of taxation of payments to any of the Buyers on any Transaction or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Buyers); or (©) impose on any Buyer any other condition, cost or expense (other than Taxes) affecting this Agreement or Transactions made by such Buyer; and the result of any of the foregoing shall be to increase the cost to such Buyer of making, converting to, continuing or maintaining any Transaction or of maintaining its obligation to make any such Transaction, or to increase the cost to such Buyer, or to reduce the amount of any sum received or receivable by such Buyer hereunder, then, upon request of such Buyer or other Recipient, the Seller will pay to such Buyer, as the case may be, such additional amount or amounts as will compensate such Buyer, as the case may be, for such additional costs incurred or reduction suffered. 55 4857-1543-7856 5 otwithstanding t ing l e erein, t y e y cce sor ate s t ined ould r ise e s n e plicable l or, e cce sor ate i l e ed e e plicable l or r e r oses f is gree ent d e t er epurchase ocuments. . . Il e lity. y uyer t ines hich t ination a l e clusive d i i g sent anifest r r) at y pli able as ade l ful, r at y overnmental uthority as rt d at l ful, ould ate f ty d dne s s, r ould ot e nsistent ith nd king ractices, r y uyer r pli able i g ffi e ake, aintain r d r nsactions hose ri e i ferential t ined y ce e Y r en ate, r t ine r arge t rest t s sed on e aily djusting Y ate, n, on tice f y h uyer e e ler h h e gent), y li ati n f e uyers ake aily djusting Y ate ransactions, d y t f e e ler ti ue aily djusting Y ate r nsactions r vert r e efer nced ate r nsactions aily djusting Y ate ransactions, a l e ended, d ) e e ler all, ce sary oid h ality, on and y uyer ith y e gent), r ay r, plicable, vert l aily djusting Y ate r nsactions r e efer nced ate ransactions, l t d uyers ay fu ly ti ue aintain h aily djusting Y ate r nsactions h y, r ediately, y uyer ay ot fu ly ti ue aintain h aily djusting Y ate r nsactions h ay. . . sed osts. y hange a all: ) pose, odify r pli able y r e i g rsuant lati ns d e e y e ederal eserve oard r t ining e axi u r e i ents i g y ergency, ecial, l ental r t er arginal r e ir ent), ecial posit, pulsory n, r ce arge r y ilar i ent ainst sets f, posits ith r r e unt f, r dit t ed r rti i t d y, y uyer; ) ject y uyer y , ty r t er arge ith ect y r nsaction r a l nge e asis f ti n f ents y f e uyers y r nsaction r y t er ounts e der is gree ent ect r f ept r nges e te f e erall et e f y f e uyers); r c) pose y uyer y t er ndition, st r ense t er n axes) ti g is gree ent r r nsactions ade y h uyer; d e sult f y f e i g a l e r ase e st h uyer f aking, verting , ti ing r aintaining y r nsaction r f aintaining li ati n ake y h ransaction, r ase e st h uyer, r ce e ount f y i ed r i able y h uyer r under, n, on uest f h uyer r t er ecipient, e e ler i l ay h uyer, s e se ay e, h diti nal ount r ounts s i l pensate h uyer, s e se ay e, r h diti nal sts rred r cti n ffered.

6.8. Capital Requirements. If any Buyer determines that any Change in Law affecting such Buyer or any lending office of such Buyer or such Buyer’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Buyer’s capital or on the capital of such Buyer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Buyer its obligations hereunder or the maintaining of any Transactions made by such Buyer to a level below that which such Buyer or such Buyer’s holding company could have achieved but for such Change in Law (taking into consideration such Buyer’s policies and the policies of such Buyer’s holding company with respect to capital adequacy and liquidity), then from time to time the Seller will pay to such Buyer such additional amount or amounts as will compensate such Buyer or such Buyer’s holding company for any such reduction suffered. 6.9. Certificates for Reimbursement. (a) A certificate of a Buyer, prepared in good faith and in reasonable detail, setting forth the amount or amounts necessary to compensate such Buyer or its holding company, as the case may be, as specified in Section 6.7 or 6.8 of this Section, as well as the basis for determining such amounts, and delivered to the Seller, shall be conclusive absent manifest error. The Seller shall pay such Buyer the amount shown as due on any such certificate within fifteen (15) Business Days after receipt thereof. (b) Notwithstanding the foregoing, however, Seller shall not be required to pay any increased costs under Sections 6.7 or 6.8 for any period ending prior to the date that is 180 days prior to the making of a Buyer’s initial request for such additional amounts unless the applicable Change in Law or other event resulting in such increased costs is effective retroactively to a date more than 180 days prior to the date of such request, in which case a Buyer’s request for such additional amounts relating to the period more than 180 days prior to the making of the request must be given not more than 180 days after such Buyer becomes aware of the applicable Change in Law or other event resulting in such increased costs. 6.10. Market Valuations for Purchase Values. In the discretion of the Agent or Required Buyers if it or they reasonably determine that market conditions warrant (except that the Agent shall have no obligation to make such determination more frequently than once per day), the Agent may (a) notify Custodian that Agent desires to re-calculate the Purchase Values of all or a portion of the Purchased Loans using the Market Values of such Purchased Loans, which notice shall include the Market Values determined by Agent for such Purchased Loans, and (b) obtain from Custodian an updated Purchased Loan Collateral Activity Summary Report taking into account such Market Values. Section 7. Taxes. 7.1. Payments to be Free of Taxes; Withholding. Any and all payments by the Seller under or in respect of this Agreement or any other Repurchase Documents to which the Seller is a party shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest and additions to tax) with respect 56 4857-1543-7856 . . apital equirements. y uyer t ines at y hange ti g h uyer r y i g ffi e f h uyer r h uyer’s l i g pany, y, r i g pital r i ity ir ents, as r ould ve e ct f cing e te f rn h uyer’s pital r e pital f h uyer’s l i g pany, y, s s uence f is greement, e mitments f h uyer li ati ns r nder r e aintaining f y r nsactions ade y h uyer el l at hich h uyer r h uyer’s l i g pany uld ve i ed ut r h hange a i g t si erati n h uyer’s olicies d e olicies f h uyer’s l i g pany ith ect pital uacy d idity), n e e e e ler i l y h uyer h diti nal ount r ounts s i l pensate h uyer r h uyer’s l i g pany r y h cti n ffered. . . ertifi ates f r ei bursement. ) rti i ate f uyer, r ared od it d nable etail, t rt e ount r ounts ce sary pensate h uyer r l i g pany, s e se ay e, s cifi d cti n . r . f is ection, s ell s e asis r t ining h ounts, d l red e e ler, a l e clusive sent anifest rror. he e ler a l ay h uyer e ount n s e y h rti i ate ithin ) usine s ays ft r eipt reof. ) otwithstanding e oing, ever, e ler a l ot e ired y y sed sts der cti ns . r . r y ri d i g ri r e te at 0 ys ri r e aking f uyer’s itial uest r h diti nal ounts le s e pli able hange r t er ent lti g h sed sts ti e cti ely te ore n 0 ys ri r e ate f h uest, hich se uyer’s uest r h diti nal ounts t g e ri d ore n 0 ys ri r e aking f e uest ust e i en ot ore n 0 ys ft r h uyer es are f e pli able hange r t er ent lti g h sed sts. . 0. arket l ati ns f r urchase lues. e i r ti n f e gent r equired uyers r y ably t ine at arket nditi ns a rant cept at e gent a l ve li ati n ake h t ination ore ently n ce er y), e gent ay ) tify ustodian at gent sires l ulate e rchase alues f l r rti n f e r hased oans si g e arket alues f h r hased oans, hich tice a l l de e arket alues t ined y gent r h r hased oans, d ) tain ustodian dated rchased an o lateral ctivity mary eport i g t unt h arket alues. cti n . axes. . . ayments e r e f xes; it holding. ny d l ents y e e ler der r ect f is gree ent r y t er epurchase ocuments hich e e ler arty a l e ade e d l ar f, d it out uction r it holding r r unt f, y d l r sent r t re es, ies, posts, uctions, arges r it holdings, d l iliti s n i g enalties, t rest d diti ns ) ith ect thereto, whether now or hereafter imposed, levied, collected, withheld or assessed by any taxation authority or other Governmental Authority (collectively, “Taxes”), unless required by any Legal Requirement. If the Seller shall be required under any applicable Legal Requirement to deduct or withhold any Taxes from or in respect of any sum payable under or in respect of this Agreement or any of the other Repurchase Documents to the Agent (for the account of the Buyers), (a) the Seller shall make all such deductions and withholdings in respect of Taxes, (b) the Seller shall pay the full amount deducted or withheld in respect of Taxes to the relevant taxation authority or other Governmental Authority in accordance with any applicable Legal Requirement and (c) the sum payable by the Seller shall be increased as may be necessary so that after the Seller has made all required deductions and withholdings (including deductions and withholdings applicable to additional amounts payable under this Section 7) each Buyer receives an amount equal to the sum it would have received had no such deductions or withholdings been made in respect of Non-excluded Taxes. For purposes of this Agreement the term “Non- excluded Taxes” means Taxes other than, in the case of any Person, Taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the jurisdiction under the laws of which such Person is organized or of its applicable lending office, or any political subdivision thereof. 7.2. Other Taxes. In addition, the Seller hereby agrees to pay any present or future stamp, recording, documentary, excise, property or value-added taxes, or similar taxes, charges or levies (including any interest or penalties arising in connection therewith) that arise from any payment made under or in respect of this Agreement or any other Repurchase Document or from the execution, delivery or registration of, any performance under, or otherwise with respect to, this Agreement or any other Repurchase Documents (collectively, “Other Taxes”). 7.3. Taxes Indemnity. The Seller hereby agrees to indemnify the Buyers and the Agent for, and to hold each of them harmless against, the full amount of Non-excluded Taxes and Other Taxes, and the full amount of Taxes (other than Taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the jurisdiction under the laws of which such Person is organized or of its applicable lending office, or any political subdivision thereof) of any kind imposed by any jurisdiction on amounts payable under this Section 7 imposed on or paid by the Buyers or the Agent and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. The indemnity by the Seller provided for in this Section 7.3 shall apply and be made whether or not the Non-excluded Taxes or Other Taxes for which indemnification hereunder is sought have been correctly or legally asserted. Amounts payable by the Seller under the indemnity set forth in this Section 7.3 shall be paid within fifteen (15) days from the date on which the Agent or any Buyer makes written demand therefor. 7.4. Receipt. Within thirty (30) days after the date of any payment of Taxes, the Seller (or any Person making such payment on behalf of the Seller) shall furnish to the Agent for each Buyer’s account a certified copy of the original official receipt evidencing payment thereof. 7.5. Non-Exempt Buyer. For purposes of this Section 7.5, the terms “United States” and “United States person” shall have the meanings specified in Section 7701 of the Internal Revenue Code. Each Buyer (including, for avoidance of doubt, any assignee, successor or participant) that either (x) is not incorporated under the laws of the United States, any State 57 4857-1543-7856 reto, hether r reafter posed, ied, ll cted, it held r ssed y y ti n t ority r t er overnmental uthority ll cti ely, axes”), le s ired y y egal equirement. e e ler a l e ired der y pli able egal equir ent uct r it hold y axes r ect f y yable der r ect f is gree ent r y f e t er epurchase ocuments e gent r e unt f e uyers), ) e e ler a l ake l h uctions d it holdings ect f axes, ) e e ler a l ay e l ount ucted r it held ect f axes e ant ti n t ority r t er overnmental uthority r ance ith y li able egal equir ent d ) e yable y e e ler a l e sed s ay e ce sary at t r e e ler as ade l ired uctions d it holdings n i g uctions d it holdings pli able diti nal ounts yable der is cti n ) h uyer i es ount ual e ould ve i ed d h uctions r it holdings en ade ect f on-excluded axes. or r oses f is gree ent e on- l ed xes” eans axes t er n, e se f y erson, axes at re posed erall et e d hise es posed reof) y e ri i ti n der e s f hich h ers n nized r f pli able i g ffice, r y olitical divisi n reof. . . ther xes. dition, e e ler r y rees y y r sent r t re p, rding, u entary, cise, r perty r l - ded es, r ilar es, arges r ies i g y t rest r nalties g nection ith) at i e y ent ade der r ect f is gree ent r y t er epurchase ocument r e ecution, li ery r istr ti n f, y r ance der, r r ise ith ect , is gree ent r y t er epurchase ocuments ll cti ely, ther xes”). . . xes emnity. he e ler r y rees nify e uyers d e gent r, d ld h f r le s ainst, e l ount f on-excluded axes d ther axes, d e l ount f axes t er n axes at re posed erall et e d hise es posed reof) y e ri i ti n der e s f hich h ers n nized r f pli able i g ffice, r y olitical divisi n reof) f y i d posed y y ri icti n ounts yable der is cti n posed r aid y e uyers r e gent d y ilit n i g enalties, diti ns , t rest d enses) g r ith ect reto. he nity y e e ler i ed r is cti n . a l ply d e ade hether r ot e on-excluded axes r ther axes r hich nification r nder ght ve en rrectly r a ly erted. mounts yable y e e ler der e nity t rt is cti n . a l e aid ithin ) ys e te hich e gent r y uyer akes ri t n and refor. . . eceipt. ithin irt ) ys t r e te f y ent f axes, e e ler r y rs n aking h ent half f e e ler) a l ish e gent r h uyer’s unt rti i y f e ri i al fficial eipt i cing ent reof. . . N pt uyer. or r oses f is cti n . , e s nited t t s” d nited t tes r n” a l ve e eanings cifi d cti n 01 f e t r al evenue ode. ach uyer ing, r i ance f ubt, y i n e, ce sor r arti i ant) at er ) ot r orated der e s f e nited t tes, y t te thereof or the District of Columbia or (y) whose name does not include “Incorporated”, “Inc.”, “Corporation”, “Corp.”, “P.C.”, “insurance company” or “assurance company’ (a “Non-Exempt Buyer”) shall deliver or cause to be delivered to the Agent two originals of each of the following properly completed and duly executed documents: (a) in the case of a Non-Exempt Buyer that is not a United States person, (i) a complete and executed (A) U.S. Internal Revenue Form W-8BEN with Part II completed in which the Buyer claims the benefits of a tax treaty with the United States providing for a zero or reduced rate of withholding (or any successor forms thereto), including all appropriate attachments or (B) U.S. Internal Revenue Service Form W-8ECI (or any successor forms thereto) and (ii) if such Non-Exempt Buyer is treated as a corporation for United States federal tax purposes, a certificate substantially in the form of Exhibit D (a “Corporation Tax Treatment Certificate”); or (b) in the case of an individual, (i) a complete and executed U.S. Internal Revenue Service Form W-8BEN (or any successor forms thereto) and a Corporation Tax Treatment Certificate or (ii) a complete and executed U.S. Internal Revenue Service Form W-9 (or any successor forms thereto); or (©) in the case of a Non-Exempt Buyer that is organized under the laws of the United States, any State thereof, or the District of Columbia, (i) a complete and executed U.S. Internal Revenue Service Form W-9 (or any successor forms thereto), including all appropriate attachments, and (ii) if such Non-Exempt Buyer is treated as a corporation for United States federal tax purposes, a Corporation Tax Treatment Certificate; or (d) in the case of a Non-Exempt Buyer that (i) is not organized under the laws of the United States, any State thereof, or the District of Columbia and (ii) is treated as a corporation for U. S. federal income tax purposes, a complete and executed U.S. Internal Revenue Service Form W-8BEN claiming a zero rate of withholding (or any successor forms thereto) and a Corporation Tax Treatment Certificate; or (e) in the case of a Non-Exempt Buyer that (i) is treated for U.S. federal income tax purposes as a partnership or other non-corporate entity, and (ii) is not organized under the laws of the United States, any State thereof, or the District of Columbia, (A)(1) a complete and executed U.S. Internal Revenue Service Form W-8IMY (or any successor forms thereto) (including all required documents and attachments) and (2) a Corporation Tax Treatment Certificate, and (ii) without duplication, with respect to each of its beneficial owners and the beneficial owners of such beneficial owners looking through chains of owners to individuals or entities that are treated as corporations for U.S. federal income tax purposes (all such owners, “Beneficial Owners’), the documents that would be required by this Section 7.5 with respect to each such Beneficial Owner if such Beneficial Owner were a Buyer, provided that no such documents will be required with respect to a Beneficial Owner to the extent the actual Buyer is determined to be in compliance with the requirements for certification on behalf of its Beneficial Owner as may be provided in applicable U.S. Treasury regulations, or the requirements of this Section 7.5 are otherwise determined to be unnecessary, all such determinations under 58 4857-1543-7856 f r e istrict f ol bia r ) hose e es ot l e rporated”, c.”, orporation”, orp.”, . .”, r nce pany” r r nce pany” n- xempt uyer”) a l li er r se e l red e gent o ri i als f h f e o ing r perly pleted d ly cuted cuments: ) e se f on- xempt uyer at ot nited t tes rson, ) plete d cuted ) .S. t r al evenue r -8 EN ith art pleted hich e uyer s e enefits f t ith e nited t tes viding r ro r ced te f it holding r y ce sor s reto), i g l ropriate tac ents r ) .S. t r al evenue rvice r -8ECI r y ce sor s reto) d i) h on- xempt uyer t d s r orati n r nited t tes eral rposes, rti i ate stantia ly e f xhibit orporation x t ent ertifi ate”); r ) e se f i idual, ) plete d cuted .S. t r al evenue rvice r -8 EN r y ce sor s reto) d orporation ax r t ent ertificate r i) plete d cuted .S. t r al evenue rvice r -9 r y ce sor s reto); r c) e se f on- xempt uyer at nized der e s f e nited t tes, y t te reof, r e istrict f olumbia, ) plete d cuted .S. t r al evenue rvice r -9 r y e sor s reto), i g l ropriate a ents, d i) h on- xempt uyer t d s r orati n r nited t tes eral rposes, orporation ax r t ent ertificate; r ) e se f on- xempt uyer at ) ot nized der e s f e nited t tes, y t te reof, r e istrict f ol bia d i) t d s r orati n r . . eral e rposes, plete d cuted .S. t r al evenue rvice r -8 EN ing ro te f it holding r y ce sor s reto) d orporation ax r t ent ertificate; r ) e se f on- xempt uyer at ) t d r .S. eral n e rposes s rt ership r t er n-corporate tity, d i) t nized der e s f e nited t tes, y t te reof, r e istrict f olumbia, )(1) plete d cuted .S. t r al evenue rvice For -8I Y r y ce sor s reto) n i g l uired ents d a ents) d ) orporation ax r t ent ertificate, d i) it out plication, ith ect h f neficial ners d e eneficial ners f h eneficial ners i g h ains f ners i i uals r titi s at re t d s r orati ns r .S. eral e rposes l h ners, eneficial wners”), e ents at ould e ired y is cti n . ith ect h h eneficial ner h eneficial ner ere uyer, r i ed at o h ents i l e uired ith ect eneficial wner e tent e t al uyer t ined e pliance ith e i ents r rti ti n half f eneficial wner s ay e i ed pli able .S. r asury ulations, r e i ents f is cti n . re r ise t ined e nece sary, l h t inations der this Section 7.5 to be made in the sole discretion of the Seller, provided that each such Buyer shall be provided an opportunity to establish such compliance as reasonable; or ® in the case of a Non-Exempt Buyer that is disregarded for U.S. federal income tax purposes, the document that would be required by this Section 7.5 with respect to its Beneficial Owner if such Beneficial Owner were a Buyer; or (2) in the case of a Non-Exempt Buyer that (i) is not a United States person and (ii) is acting in the capacity as an “intermediary” (as defined in U.S. Treasury regulations), (A)(1) a U.S. Internal Revenue Service Form W-8IMY (or any successor form thereto) (including all required documents and attachments) and (2) a Corporation Tax Treatment Certificate, and (B) if the intermediary is a “non-qualified intermediary” (as defined in U.S. Treasury regulations), from each person upon whose behalf the “non- qualified intermediary” is acting the documents that would be required by this Section 7.5 with respect to each such person if each such person were a Buyer. If the forms referred to in this Section 7.5 that are provided by a Buyer at the time such Buyer first becomes a party to this Agreement, a successor to a Buyer or, with respect to a permitted assignment of or a grant of a participation in the interests of a Buyer hereunder, the effective date thereof, indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be treated as Taxes other than Non-excluded Taxes (“Excluded Taxes”) and shall not qualify as Non-Excluded Taxes unless and until such Buyer provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate shall be considered Excluded Taxes solely for the periods governed by such form. If, however, on the date a Person becomes an assignee, successor or participant to this Agreement, the Buyer transferor was entitled to indemnification or additional amounts under this Section 7, then the Buyer assignee, successor or participant shall be entitled to indemnification or additional amounts to the extent (and only to the extent), that the Buyer transferor was entitled to such indemnification or additional amounts for Non-excluded Taxes, and the Buyer assignee, successor or participant shall be entitled to additional indemnification or additional amounts for any other or additional Non-excluded Taxes. 7.6. If Buyer Fails to Provide Form. For any period with respect to which a Buyer required to do so has failed to provide the Seller with the appropriate form, certificate or other document described in Section 7.5 (other than (a) if such failure is due to a change in any applicable Legal Requirement, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided, (b) if such form, certificate or other document otherwise is not required under Section 7.5 or (¢) if it is legally inadvisable or otherwise commercially disadvantageous for such Buyer to deliver such form, certificate or other document), such Buyer shall not be entitled to indemnification or additional amounts under Section 7.2 or Section 7.3 with respect to Non-excluded Taxes imposed by the United States by reason of such failure; provided that should a Buyer become subject to Non-excluded Taxes because of its failure to deliver a form, certificate or other document required hereunder, the Seller shall take such steps as such Buyer shall reasonably request, to assist such Buyer in recovering such Non-excluded Taxes. 59 4857-1543-7856 is cti n . e ade e le i r ti n f e e ler, i ed at h h uyer a l e i ed portunity t lish h pliance s nable; r (f) e se f on- xempt uyer at r ed r .S. eral n e rposes, e ent at ould e ired y is cti n . ith ect eneficial ner h eneficial wner ere uyer; r g) e se f on- xempt uyer at ) ot nited t tes rs n d i) ti g e acity s ediary” s fi ed .S. r asury ulations), )(1) .S. t r al evenue rvice r -8I Y r y ce sor reto) n i g l ired ents d a ents) d ) orporation ax r t ent ertificate, d ) e ediary n-qualified ediary” s fi ed .S. r asury ulations), h rs n on hose half e on- alifi d e ediary” ti g e ents at ould e ired is cti n . ith ect h h rs n h h rs n ere uyer. e s rr d is cti n . at re i ed y uyer t e e h uyer t es arty is greement, ce sor uyer r, ith ect r i ted ent f r r nt f rti i ati n e rests f uyer r under, e ti e ate reof, i ate nited t tes t rest it holding te ce s f ro, it holding t h te a l e t d s axes t er n on-excluded axes cl ed xes”) d a l ot alify s on-Excluded axes le s d ntil h uyer r vides e ropriate rt i g at er te plies, hereupon it olding t h er te a l e si ered cl ded axes l ly r e ri ds erned y h . , ever, e te ers n es i n e, ce sor r arti i ant is gr ement, e uyer f ror as titl nification r diti nal ounts der is cti n , n e uyer i n e, ce sor r arti i ant a l e titl nification r diti nal ounts e tent d ly e tent), at e uyer feror as titl d h nification r diti nal ounts r on-excluded axes, d e uyer i n e, ce sor r rti i ant a l e titl diti nal nification r diti nal ounts r y t er r diti nal on-excluded axes. . . uyer ails rovide orm. or y ri d ith ect hich uyer ired as i r vide e e ler ith e ropriate , rti i ate r t er ent scri ed cti n . t er n ) h i re e ge y pli able egal equirement, r e r tati n r pli ati n reof, cu ri g ft r e te hich , rti i ate r t er ent ri i a ly as ired e r vided, ) h , rti i ate r t er ent r ise ot ired der cti n . r c) a ly visable r r ise mercially t eous r h uyer li er h , rti i ate r t er cument), h uyer a l ot e titl nification r diti nal ounts der cti n . r cti n . ith ect on-excluded axes posed y e nited t tes y n f h il re; r i ed at uld uyer e ject on-excluded axes cause f i re li er , rti i ate r t er ent ired r under, e e ler a l e h s s h uyer a l ably uest, sist h uyer vering h on-excluded axes.

7.7. Refunds. If the Agent or any Buyer, in its sole opinion, determines that it has finally and irrevocably received or been granted a refund in respect of any Taxes paid as to which indemnification has been paid by the Seller pursuant to this Section, it shall promptly remit such refund, net of all reasonable out of pocket costs and expenses, to the Seller; provided, that the Seller agrees to promptly return any such refund to the Agent or such Buyer, as applicable, if such person is required to repay such refund to the relevant taxing authority. Nothing contained herein shall impose an obligation on the Agent or any Buyer to apply for any such refund. 7.8. Survival. Without prejudice to the survival of any other agreement of the Seller hereunder, the agreements and obligations of the Seller contained in this Section 7 shall survive the termination of this Agreement. Nothing contained in this Section 7 shall require the Buyer to make available any of its tax returns or any other information that it deems to be confidential or proprietary. Section 8. Income and Escrow Payments; Control. 8.1. Income and Escrow Payments. Notwithstanding that the Buyers, the Agent and the Seller intend that the Transactions be sales to the Buyers of the Purchased Loans, where a particular Transaction’s term extends over an Income payment date on the Purchased Loans subject to that Transaction, all payments and distributions, whether in cash or in kind, made on or with respect to the Purchased Loans shall be paid directly to the Seller or its designee by the relevant Customer, and the Agent (and the Buyers) shall have no obligation to collect or apply any Income to prevent or reduce any Margin Deficit, unless the Seller (a) arranges for such Income to be paid to the Agent (for Pro Rata distribution to the Buyers), (b) requests that the Agent apply such Income when received against the Seller’s Margin Deficit(s) and (c) concurrently transfers to the Agent either (i) cash or (ii) at the Agent’s option and with the Agent’s written approval, Additional Purchased Loans, sufficient to eliminate such Margin Deficit. Amounts paid to the Seller by the relevant Customer shall be deposited by the Seller into the Income Account within two (2) Business Days of receipt by the Seller and, as to amounts so paid to the Seller for escrow payments, into the Escrow Account. The Income Account and the Escrow Account shall be maintained by the Seller with Comerica Bank and shall be subject to the control of the Agent. The Income Account and Escrow Account may be interest bearing accounts if allowed or required by applicable law. At all times, other than during the existence of an Event of Default, the Seller may have full use of all Income and amounts on deposit in the Income Account, subject to the provisions of Section 8.2. 8.2. Income and Escrow Accounts. Other than during the existence of an Event of Default and so long as the Seller is also the Servicer, the Seller shall make payments from the Escrow Account of all appropriate amounts payable with respect to each Purchased Loan for taxes, insurance and other purposes for which the funds are paid into the Escrow Account. Subject to Section 8.3, amounts on deposit in the Income Account shall be used by the Seller to pay its fees as Servicer while it serves in such capacity, and may be used to pay to the Agent amounts due under this Agreement for Margin Deficit or Price Differential and for any other lawful purpose. 60 4857-1543-7856 . . efunds. e gent r y uyer, le inion, t ines at as l d rre ably i ed r en ted d ect f y axes aid s hich nification as en aid y e e ler rsuant is ction, a l ptly it h nd, et f l nable t f cket sts d enses, e e ler; r vided, at e e ler rees ptly t rn y h d e gent r h uyer, s plicable, h rs n ired ay h d e ant i g t ority. othing t i ed rein a l pose li ati n e gent r y uyer ply r y h nd. . . rvival. ithout r j dice e r ival f y t er ent f e e ler r under, e ents d li ati ns f e e ler t i ed is cti n a l r i e e inati n f is gr ement. othing t i ed is cti n a l uire e uyer ake ail ble y f rns r y t er ation at s e nfidential r r prietary. cti n . e d s y ents; ontrol. . . e d scr ayments. otwithstanding at e uyers, e gent d e e ler d at e r nsactions e l s e uyers f e r hased oans, here arti ular r nsaction’s t ds er e ent te e r hased oans ject at ransaction, l ents d i t ti ns, hether sh r i d, ade r ith ect e r hased oans a l e aid i ctly e e ler r si e y e ant ustomer, d e gent d e uyers) a l ve o li ati n lect r ply y e r ent r ce y argin eficit, le s e e ler ) ges r h e e aid e gent r ro ata i ti n e uyers), ) uests at e gent ply h e hen i ed ainst e e ler’s argin eficit(s) d ) cu rently sfers e gent er ) sh r i) t e gent’s ti n d ith e gent’s ri t n proval, ditional r hased oans, ffi i nt inate h argin eficit. mounts aid e e ler y e ant ust er a l e osited y e e ler t e e count ithin o ) usine s ays f eipt y e e ler d, s ounts aid e e ler r ents, t e s r count. he e count d e s r count a l e aintai ed y e e ler ith omerica ank d a l e ject e ntrol f e gent. he e count d s r count ay e t rest ari g unts o ed r ired y pli able . t l es, t er n ri g e i t ce f vent f efault, e e ler ay ve l se f l e d ounts posit e e count, ject e r visi ns f cti n . . . . e d scr counts. ther n ri g e i t ce f vent f efault d g s e e ler l e rvicer, e e ler a l ake ents e s r count f l ropriate ounts yable ith ect h r hased oan r es, r ce d t er r oses r hich e ds re aid t e s r count. bject cti n . , ounts posit e e count a l e sed y e e ler y s s rvicer hile es h acity, d ay e ed ay e gent ounts e der is gree ent r argin eficit r ri e i ferential d r y t er ful rpose.

8.3. Income and Escrow Accounts after Default. Upon the occurrence and during the continuation of an Event of Default, the Seller shall have no right to direct withdrawal or application of funds in the Income Account and the Escrow Account unless authorized to do so in writing by the Agent. The Agent may cause all amounts on deposit in the Income Account to be paid to it or its designee for application as provided in Section 18.4. The Agent or its designee shall direct payments from the Escrow Account for the purposes for which such funds are deposited into the Escrow Account and shall comply with all Legal Requirements applicable to the operation of the Income Account and the Escrow Account, including any Agency guidelines with respect thereto. Section 9. Facility Fee; Agent’s Fee. 9.1. Facility Fee. The Seller agrees to pay to the Agent (for Pro Rata distribution to the Buyers) a facility fee (the “Facility Fee”) on the Maximum Aggregate Commitment at a rate of ten hundredths of one percent (0.10%) per annum, computed on the actual number of days elapsed using a year of 360 days. The Facility Fee shall be payable in arrears within ten (10) days after the end of each calendar quarter, commencing with the quarter ending September 30, 2022, and on the Termination Date. The calculation by Agent of the Amount of the Facility Fee shall be conclusive and binding absent manifest error. Such fee shall be deemed fully earned upon receipt by Agent and shall not be refundable for any reason. 9.2. Agent’s Fees. The Seller agrees to pay to the Agent the fees set forth in the Fee Letter. Section 10. Security Interest; License. 10.1. Intent of the Parties. The parties intend that all Transactions hereunder be sales and purchases (other than for accounting and tax purposes) and not loans; nonetheless, as a security agreement under the UCC and as a security agreement or other arrangement or other credit enhancement related to this Agreement and transactions hereunder as provided for in Section 101(47) (A)(v) of the Bankruptcy Code, the Seller hereby pledges to the Agent for the benefit of the Buyers as security for the performance by the Seller of the Obligations and hereby grants, assigns and pledges to the Agent for the benefit of the Buyers a fully perfected first priority security interest in all of the following, whether now owned or hereafter acquired, wherever located (the “Collateral ”): (a) Purchased Loans: All of the Purchased Loans and all Income and proceeds from the Purchased Loans, including all of the property, rights and other items described in the definition of “Mortgage Loan” in Section 1.2 for each such Purchased Loan and all rights to have, receive and retain the return or refund of funds transferred from any account with the Agent to any title company, title agent, escrow agent or other Person for the purpose of originating or funding a Mortgage Loan that did not close (for any reason) and that would have been a Purchased Loan if it had closed (all funds so transferred continuously remain the property of the Agent and the Buyers until disbursed by such agent to or for the account of the related Customer upon the closing of his or her Mortgage Loan); 61 4857-1543-7856 1 . . e d scr ccounts ft r efault. pon e urrence d ri g e ti uati n f vent f efault, e e ler a l ve o t i ct it ra al r pli ati n f ds e e count d e s r count le s t ori ed riti g y e gent. he gent ay se l ounts posit e e count e aid r si n e r pli ati n s i ed cti n .4. he gent r si e a l i ct ents e s r count r e r oses r hich h ds re osited t e s r count d a l ply ith l egal equire ents pli able e erati n f e e count d e s r count, i g y gency i elines ith ect reto. cti n . acility e; gent’s e. . . acility e. he e ler rees y e gent r ro ata i ti n e uyers) ilit e e acility e”) e axi um gregate mitment t te f ndredths f e rcent ) er um, puted e t al ber f ys sed si g ar f 0 ays. he acility ee a l e yable ars ithin ) ys ft r e d f h l dar arter, mencing ith e arter i g t ber , 2, d e er ination ate. he l lati n y gent f e ount f e acility ee a l e clusive d i i g sent anifest rror. ch e a l e ed ll ed on eipt y gent d a l ot e dable r y son. . . gent’s es. he e ler rees ay e gent e s t rt e ee e ter. cti n . curity terest; icense. .1. t nt f e arties. he arties d at l r nsactions r nder e l s d rchases t er n r unting d rposes) d ot ns; netheless, s urity ent der e C d s urity ent r t er a ent r t er dit ce ent l t d is gree ent d cti ns r nder s i ed r cti n (47) )(v) f e ankruptcy ode, e e ler r y l ges e gent r e enefit f e uyers s urity r e r ance y e e ler f e bligations d r y r nts, i ns d l ges e gent r e nefit f e uyers ll rf cted t ri rity urity t rest l f e ing, hether ned r reafter uired, herever t d e “ o lateral”): ) urchased oans: l f e r hased oans d l e d ceeds e r hased oans, i g l f e r perty, ts d t er te s scri ed e fi iti n f ortgage an” cti n . r h h r hased oan d l ts ve, i e d t i e rn r d f ds f rr d y unt ith e gent y pany, ent, ent r t er erson r e r ose f i ati g r ing ortgage oan at i ot se r y s n) d at ould ve en r hased oan d d l ds f rr d ti ously ain e r perty f e gent d e uyers ntil rsed y h ent r r e unt f e t d ust er on e i g f is r er ortgage oan);

(b) With respect to the Purchased Loans: (1) all Purchased Loans Support; (11) all of the Seller’s right, title and interest in all Mortgaged Premises related to the Purchased Loans; (111) all rights to deliver Purchased Loans to investors and other purchasers and all proceeds resulting from the disposition of Purchased Loans pursuant thereto, including the Seller’s right and entitlement to receive the entire purchase price paid for Purchased Loans sold; (iv) all Hedge Agreements relating to or constituting any and all of the foregoing or relating to the Obligations, including all rights to payment arising under such Hedge Agreements; (v) all Servicing Rights and Servicing Records in respect of any of the Purchased Loans; and (vi) all of the Seller’s rights now or hereafter existing in, to or under any MBS secured by, created from or representing any interest in any of the Purchased Loans, whether now owned or hereafter acquired by the Seller, and whether such MBS are evidenced by book entry or certificate (the Agent’s ownership interest and security interest in each MBS created from, based on or backed by Purchased Loans shall automatically exist in, attach to, cover and affect all of the Seller’s right, title and interest in that MBS when issued and its proceeds and the Agent’s ownership interest and security interest in the Purchased Loans from which such MBS was so created shall automatically terminate and be released when such MBS is issued, subject to automatic reinstatement if such issuance is voided or set aside by any court of competent jurisdiction), all right to the payment of monies and non-cash distributions on account of any of such MBS and all new, substituted and additional securities at any time issued with respect thereto; (©) Related Accounts, Payment Intangibles, General Intangibles: (1) all accounts, payment intangibles, general intangibles, documents (including documents of title), chattel paper (including without limit electronic chattel paper and tangible chattel paper), contract rights and proceeds, whether now or hereafter existing (including all of the Seller’s present and future rights to have and receive interest and other compensation, whether or not yet accrued, earned, due or payable, and all other rights to payment), under or arising out of or relating to any of the Purchased Loans or any of the MBS described in Section 10.1(b)(vi) above; (11) all instruments, documents or writings evidencing any such accounts, payment intangibles, general intangibles, instruments, chattel paper, contract rights or proceeds or evidencing any monetary obligation under, or security interest in, any of the Purchased Loans, all other papers delivered to the Agent or the Custodian, and all other rights transferred to the Agent, in respect of any of the Purchased Loans or any of the 62 4857-1543-7856 ) ith ect e urchased oans: i) l rchased oans port; ii) l f e e ler’s ht, d t rest l ortgaged r ises t d e r hased oans; iii) l ts li er rchased oans estors d t er rchasers d l r ceeds lti g e i ositi n f rchased oans rsuant reto, i g e e ler’s t d t le ent i e e tire rchase ri e aid r r hased oans ld; ) l edge gree ents l t g r nstit ti g y d l f e ing r l t g e bligations, i g l ts ent g der h edge gr ements; ) l r ici g ights d r ici g ecords ect f y f e r hased oans; d i) l f e e ler’s ts r reafter isti g , r der y BS red y, t d r r senti g y t rest y f e r hased oans, hether ned r reafter uired y e e ler, d hether h BS re i ced y ok try r rti i ate e gent’s nership t rest d urity t rest h BS t d , sed r ed y rchased oans a l t atically ist , h , ver d ct l f e e ler’s ht, d t rest at BS hen d d r ceeds d e gent’s nership t rest d urity t rest e r hased oans hich h BS as t d a l t atically inate d e d hen h BS ed, ject t atic ent h ce i ed r t i e y y urt f petent ri iction), l t e ent f onies d n-cash i ti ns unt f y f h BS d l , stit t d d diti nal urities t y e d ith ect reto; c) elated counts, ay ent t ngibles, eneral t gibles: i) l ounts, ent gibles, neral gibles, ents i g ents f ), a tel per n i g it out it t nic a tel per d ible a tel aper), ntract ts d r c eds, hether r reafter isti g n i g l f e e ler’s r sent d t re ts ve d i e t rest d t er pensation, hether r t et rued, r ed, e r yable, d l t er ts y ent), der r g t f r l t g y f e r hased oans r y f e BS scri ed cti n . (b)(vi) ove; ii) l ents, ents r riti gs i cing y h ounts, ent gibles, neral gibles, ents, a tel aper, ntract ts r ceeds r i cing y onetary li ati n der, r urity t rest , y f e r hased oans, l t er pers l red e gent r e ustodian, d l t er ts f rr d e gent, ect f y f e r hased ans r y f e

MBS described in Section 10.1(b)(vi) above, including, without limitation, the right to collect, have and receive all insurance proceeds (including, but not limited to, casualty insurance, mortgage insurance, pool insurance and title insurance proceeds) and condemnation awards or payments in lieu of condemnation that may be or become payable in respect of the Mortgaged Premises securing or intended to secure any Purchased Loan, and other personal property of whatever kind relating to any of the Purchased Loans or any of the MBS described in Section 10.1(b)(vi) above, in each case whether now existing or hereafter arising, accruing or acquired; (111) all security for or claims against others in respect of any of the Purchased Loans or any of the MBS described in Section 10.1(b)(vi) above; and (iv) all proceeds and rights to proceeds of any sale or other disposition of any of the Purchased Loans or any of the MBS described in Section 10.1(b)(vi) above; (d) Repurchase Settlement Account, Operating Account, Funding Account and other accounts: the Repurchase Settlement Account, the Operating Account, the Funding Account, the Income Account, the Escrow Account, the Approved MBS Custodian Account and all cash and all securities and other property from time to time on deposit in each such account; (e) Loan Records: all Loan Records; 63) Other Rights: all rights to have and receive any of the Purchased Loans or MBS described above, all accessions or additions to and substitutions for any of such Purchased Loans or MBS, together with all renewals and replacements of any of such Purchased Loans or MBS, all other rights and interests now owned or hereafter acquired by the Seller in, under or relating to any of such Purchased Loans or MBS or referred to above and all proceeds of any of such Purchased Loans or MBS; (2) Other Property in Possession of Agent: all goods, instruments (including, without limit, promissory notes), documents (including, without limit, negotiable instruments), policies and certificates of insurance, deposit accounts, and money or other property which are now or later in possession of Agent, or as to which Agent now or later controls possession by documents or otherwise; and (h) Proceeds: all replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind, products, proceeds and rights to proceeds with respect to any and all the foregoing. The Seller agrees to do such things as applicable law requires to maintain the security interest of the Agent in all of the Purchased Loans with respect to all such Transactions and all Income and proceeds from the Purchased Loans that are the subject matter of such Transactions and all of the other Collateral as a perfected first priority Lien at all times. The Seller hereby authorizes the Agent to file any financing or continuation statements under the applicable UCC to perfect or continue such security interest in any and all applicable filing offices. The Seller shall pay all customary fees and expenses associated with perfecting such security interest including the costs of filing financing and continuation statements under the UCC and recording assignments of Mortgages as and when required by the Agent in its reasonable discretion. 63 4857-1543-7856 3 BS scri ed cti n . (b)(vi) ove, l ding, it out itati n, e t lect, ve d i e l r ce r ceeds ing, ut t i it d , s alty r nce, ortgage r nce, ol r ce d r ce r c eds) d e nation ards r ents f e nation at ay e r e yable ect f e ortgaged r ises ri g r ed ure y r hased oan, d t er rsonal r perty f hatever i d t g y f e r hased oans r y f e BS scri ed cti n . (b)(vi) ove, h se hether isti g r reafter i i g, r i g r uired; iii) l urity r r s ainst t ers ect f y f e r hased oans r y f e BS scri ed cti n . (b)(vi) ove; d ) l r ceeds d ts ceeds f y le r t er i ositi n f y f e r hased oans r y f e BS scri ed cti n . (b)(vi) ove; ) epurchase t ent count, perating count, unding ccount d t er counts: e epurchase t ent count, e perating count, e nding count, e e count, e s r count, e pproved BS ustodian count d l sh d l urities d t er r perty e e posit h h ount; ) oan ecords: l an ecords; (f) ther ights: l ts ve d i e y f e r hased oans r BS scri ed ove, l essi ns r diti ns d stit ti ns r y f h r hased oans r BS, ether ith l als d ents f y f h rchased oans r BS, l t er ts d rests ned r reafter uired y e e ler , der r l t g y f h rchased oans r BS r rr d ve d l ceeds f y f h rchased oans r BS; g) ther roperty o se sion f gent: l ods, ru ents ing, it out it, i sory tes), ents ing, it out it, gotiable ents), olicies d rti tes f r nce, posit ounts, d oney r t er r perty hich re r t r sse sion f gent, r s hich gent r t r ntrols sse sion y ents r r ise; d ) roc eds: l l ents, stit ti ns, e als, t rest, i i ends, i t ti ns, ts f y i d, r ducts, r ceeds d ts r ceeds ith ect y d l e oing. he e ler rees h gs s pli able uires aintain e urity t rest f e gent l f e r hased oans ith ect l h r nsactions d l e d r ceeds e r hased oans at re e ject atter f h r nsactions d l f e t er o lateral s rf cted t ri rity i n t l es. he e ler r y t orizes e gent y ci g r ti uati n e ents der e pli able C erfect r ti ue h urity t rest y d l pli able ffi es. he e ler a l ay l ary s d enses ciated ith rf cti g h urity t rest i g e sts f ci g d ti uati n e ents der e C d r i g ents f ortgages s d hen ired y e gent nable i retion.

10.2. Remedies. If an Event of Default shall have occurred and be continuing, the Agent shall have the following rights and remedies (in addition to the other rights and remedies under in this Agreement or any other Repurchase Document or applicable law): (a) all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and the Agent may also, without previous demand or notice except as specified herein or required by applicable law, sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may, in its reasonable discretion, deem commercially reasonable or otherwise as may be permitted by law; collect, receive or take possession of the Collateral or any part thereof, and the Agent and, subject to the terms of this Agreement, each of the Buyers shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right of redemption on the part of the Seller, which right of redemption is hereby expressly waived and released by the Seller to the extent permitted by applicable law. The Seller agrees that, in the event that applicable law requires such notice, the Agent shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if, in the exercise of its reasonable discretion, it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary (based on a reasoned opinion of the Agent’s counsel) in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority. The Agent shall apply the proceeds from the sale of the Collateral hereunder against the Obligations as set forth in Section 18.4; (b) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent’s nominee or nominees. (©) The Agent may exercise any and all rights and remedies of the Seller under or in respect of the Collateral, including, without limitation, any and all rights of the Seller to demand or otherwise require payment of any amount under, or performance of any provision of any of the Collateral. (d) The Agent may direct any parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct. 64 4857-1543-7856 .2. emedies. vent f efault a l ve u red d e nti uing, e gent a l ve e o ing ts d edies diti n e t er ts d edies der is gree ent r y t er epurchase ocument r pli able ): ) l f e ts d edies f red arty der e C hether r ot e C plies e t d o lateral) d e gent ay l o, it out r i us and r tice cept s cifi d rein r ired y li able , l, se r r ise i ose f e ollateral, r y art reof, e r ore arcels t blic r ri ate le r les, t e gent’s ffi es r here, r sh, dit r r t re li ery, d on h t er s s e gent ay, nable i retion, mercially able r r ise s ay e r i ted y ; lect, i e r e sse sion f e o lateral r y art reof, d e gent d, ject e s f is gr ement, h f e uyers a l ve e ht t y blic le r les, d, e tent r i ted y li able , t y ri ate le r les, i hich i ay e, hole r art, e f ce lati n f t dne s) d e rchaser f e o lateral r y art f e f y t f ption e art f e e ler, hich t f ption r y re sly aived d ed y e e ler e tent r i ted y pli able . he e ler rees at, e ent at pli able uires h tice, e gent a l ot e li ated i e ore n ) ys ri r ri t n tice f e e d l ce f y blic le r f e e t r hich y ri ate le ay e l ce d at h tice a l nstitute nable tice f h atters. he gent a l ot e li ated ake y le f o lateral , e ercise f nable i reti n, a l t ine ot , ardle s f e ct at tice f le f o lateral ay ve en i en. n y le f e ollateral, e gent r y t ori ed ply ith y i it ti n r t t n ith hich pliance ce sary ed ed i i n f e gent’s unsel) r er oid y i l ti n f pli able r r er tain y uired roval f e rchaser r rchasers y y pli able overnmental uthority. he gent a l ply e r ceeds e le f e o lateral r nder ainst e bligations s t rt cti n .4; ) he gent ay se y r l f e o lateral ld y e f rr d t e e f e gent r e e r es f e gent’s in e r in es. c) he gent ay ercise y d l ts d edies f e e ler der r ect f e ollateral, l ding, it out itati n, y d l ts f e e ler and r r ise uire ent f y ount der, r ance f y r visi n f y f e ollateral. ) he gent ay i ct y arties le r y ent der y f e o lateral ake ent f y d l onies e d e e der i ctly e gent r s e gent a l irect.

Section 11. Substitution. 11.1. Seller May Substitute Other Mortgage Loans with Notice to and Approval of Agent. So long as no Event of Default has occurred and is continuing and no Margin Deficit exists or occurs as a consequence thereof, the Seller may request to substitute Mortgage Loans for any substantially similar Purchased Loans by giving notice to the Agent and Custodian on or before 12:00 noon (Detroit, Michigan time) on a Business Day, and delivering to the Custodian the Mortgage Loan Transmission File with respect to the Mortgage Loans to be substituted and other documents required to be delivered in connection with any new Transaction. Upon receipt of such request, and an updated Eligible Loans Report from the Custodian that takes into account the requested substitution of Mortgage Loans, the Agent may elect in its sole discretion, by 5:00 p.m. (Detroit, Michigan time) on the Business Day notice is received or by 5:00 p.m. (Detroit, Michigan time) on the next Business Day if notice is given after 12:00 noon (Detroit, Michigan time), to accept such substitution. If such substitution is accepted by the Agent, such substitution shall be made by the Seller’s transfer to the Agent of such other Mortgage Loans on a servicing released basis and the Agent’s transfer to the Seller of the Purchased Loans to be replaced, and after such substitution, the substituted Mortgage Loans shall be deemed to be Purchased Loans. If the Agent elects not to accept such substitution, the Seller shall offer the Agent and the Buyers the right to terminate the related Transaction. If Agent, in its sole discretion, accepts such offer, then the Transaction shall be terminated as if a Disqualifier had occurred with respect to such Transaction in accordance with Section 3.3(b). 11.2. Payment to Accompany Substitution. If a substitution of Mortgage Loans or termination of a Transaction occur under this Section 11, the Seller shall be obligated to pay to the Agent (for Pro Rata distribution to the Buyers) by the close of the Business Day on the date of such substitution or termination, as the case may be, an amount equal to the sum of (a) actual cost (including all customary fees, expenses and commissions) to the Agent and the Buyers of (i) entering into replacement Transactions; (ii) entering into or terminating hedge transactions and/or (iii) terminating Transactions or substituting securities in like transactions with third parties in connection with or as a result of such substitution or termination, and (b) to the extent the Agent determines not to enter into replacement Transactions, the loss incurred by the Agent and the Buyers directly arising or resulting from such substitution or termination. The foregoing amounts shall be solely determined and calculated by the Agent and the applicable Buyers in good faith. Section 12. Payment and Transfer. 12.1. Immediately Available Funds; Notice to Custodian. All transfers of funds hereunder shall be in immediately available funds. All Mortgage Loans transferred by one party hereto to any other party shall be transferred by notice to the Custodian to the effect that the Custodian is then holding for the benefit of the transferee the related documents and assignment forms delivered to it under the Custody Agreement. 12.2. Payments to the Agent. Except as otherwise specifically provided in this Agreement, all payments required by this Agreement or the other Repurchase Documents to be made to the Agent shall be paid to the Agent by no later than 1:00 p.m. (Detroit, Michigan time) on the day when due (funds received after 1:00 p.m. (Detroit, Michigan time) shall be 65 4857-1543-7856 5 cti n . bstitution. .1. e ler ay bstitute ther ortgage oans ith otice d pproval f gent. o g s o vent f efault as u red d ti ing d o argin eficit ists r curs s s uence reof, e e ler ay uest stitute ortgage oans r y stantia ly ilar r hased oans y i i g tice e gent d ustodian r fore : 0 on etroit, ichigan e) usine s ay, d li eri g e ustodian e ortgage oan r s i sion ile ith ect e ortgage oans e stit t d d t er ents ired e l red nection ith y ransaction. pon eipt f h uest, d dated li ible oans eport e ustodian at es t unt e ested stit ti n f ortgage oans, e gent ay l ct le i retion, y : 0 . . etroit, ichigan e) e usine s ay tice i ed r y : 0 . . etroit, ichigan e) e ext usine s ay tice i en t r : 0 on etroit, ichigan e), ept h stitution. h stit ti n pted y e gent, h stit ti n a l e ade y e e ler’s sfer e gent f h t er ortgage oans i i g ed asis d e gent’s sfer e e ler f e r hased oans e l ced, d t r h stit tion, e stit t d ortgage oans a l e ed e rchased oans. e gent cts ot ept h stit tion, e e ler a l ffer e gent d e uyers e t inate e t d ransaction. gent, le i reti n, epts h ffer, n e r nsaction a l e i ated s isqualifier d u red ith ect h r nsaction r ance ith cti n . (b). .2. ayment cc pany bstitution. stit ti n f ortgage ans r inati n f r nsaction cur der is cti n , e e ler a l e li ated ay e gent r ro ata i ti n e uyers) y e se f e usine s ay e te f h stit ti n r ination, s e se ay e, ount ual e f ) t al st i g l ary s, enses d missions) e gent d e uyers f ) t ri g t ent ransactions; i) t ri g t r inati g ge cti ns d/or i) inati g r nsactions r stit ti g urities e cti ns ith i arties nection ith r s ult f h stit ti n r ination, d ) e tent e gent t ines ot ter t ent ransactions, e ss rred y e gent d e uyers i ctly g r lti g h stit ti n r ination. he ing ounts a l e l ly t ined d l lated y e gent d e pli able uyers od ith. cti n . ent d ransfer. .1. mediately vailable unds; otice ustodian. l sfers f ds r nder a l e ediately ail ble ds. l ortgage oans f rr d y e arty reto y t er arty a l e f rr d y tice e ustodian e ct at e ustodian n l i g r e enefit f e f ree e t d ents d ent s l red der e ust dy gr ement. .2. ayments gent. xcept s r ise cifica ly i ed is gr ement, l ents ired y is gree ent r e t er epurchase ocuments e ade e gent a l e aid e gent y o t r n 0 . . etroit, ichigan e) e y hen e ds i ed t r 0 . . etroit, ichigan e) a l e conclusively deemed to have been paid by the Seller on the next following Business Day unless the Agent shall agree otherwise) and without set-off, counterclaim or deduction, in lawful money of the United States of America in immediately available funds as provided in Section 24.4, or at such other place as the Agent shall designate from time to time. Whenever any payment to be made under this Agreement or any of the other Repurchase Documents shall be stated to be due on a day that is not a Business Day, the due date for that payment shall be automatically extended to the next day that is a Business Day, and (if applicable) Price Differential at the applicable rate (determined in accordance with this Agreement) shall continue to accrue during the period of such extension. 12.3. If Payment Not Made When Due. If and to the extent any payment is not made when due under this Agreement or any of the other Repurchase Documents, the Seller authorizes the Agent and each Buyer (for the Pro Rata account and benefit of all of the Buyers) then or at any time thereafter to charge any amounts so due and unpaid against any or all of the Seller’s accounts with the Agent or any of the Buyers; provided that such right to charge the Seller’s accounts shall not apply to any escrow, trust or other deposit accounts designated as being held by the Seller on behalf of third party owners of the escrowed funds other than Affiliates of the Seller. The Agent and each Buyer agrees to use reasonable efforts to promptly advise the Seller of any charge made pursuant to this Section 12.3, but the failure to do so will not affect the validity or collectability of such charge. Neither the Agent nor any Buyer shall have any obligation to charge any Seller account, merely the right to do so. 12.4. Payments Valid and Effective. Each payment received by the Agent in accordance with this Agreement is valid and effective to satisfy and discharge the Seller’s liability under the Repurchase Documents to the extent of the payment. 12.5. Pro Rata Distribution of Payments. The Agent shall distribute all payments of Repurchase Price (whether voluntary or involuntary and from whatever source) received to the Buyers Pro Rata with their respective ownership interests in the Purchased Loans on the next Swing Line Refunding Due Date. The distribution from the Agent to each Buyer shall be made by the Agent’s initiating a federal funds wire transfer by 3:00 p.m. (Detroit, Michigan time) on such Swing Line Refunding Due Date, in immediately available funds directly to such Buyer or to such account at another financial institution as is designated from time to time by such Buyer in writing. Section 13. Segregation of Documents Relating to Purchased Loans. All documents relating to Purchased Loans in the possession of the Seller or its designee (including its agent, or any subservicer) shall be segregated from other documents and securities in its or its designee’s possession and shall be identified as being owned by the Buyers and held by the Agent on behalf of the Buyers (which shall be referenced in the relevant books and records as “Comerica Bank, Agent”) and subject to this Agreement. Segregation may be accomplished by appropriate identification of ownership on the books and records of the holder of such documents, including MERS, a documents custodian, a financial or securities intermediary, or a clearing corporation. All of the Seller’s interest in the Purchased Loans shall pass to the Buyers on the Purchase Date and nothing in this Agreement shall preclude the Agent and the Buyers, in each case with the Buyers’ consent, from engaging with others in repurchase 66 4857-1543-7856 clusively ed ve en aid y e e ler e ext o i g usine s ay le s e gent a l ree t r ise) d it out t- f, ntercl i r duction, ful oney f e nited t tes f merica ediately ail ble ds s i ed cti n .4, r t h t er l ce s e gent a l si nate e e. henever y ent e ade der is gree ent r y f e t er epurchase ocuments a l e t e e y at ot usine s ay, e e te r at ent a l e t atically t ed e xt y at usine s ay, d pli able) ri e i ferential t e pli able te i ed r ance ith is greement) a l ti ue rue ri g e ri d f h t nsion. .3. ayment ot ade hen ue. d e tent y ent ot ade hen e der is gree ent r y f e t er epurchase ocuments, e e ler t orizes e gent d h uyer r e ro ata unt d enefit f l f e uyers) n r t y e reafter arge y ounts e d paid ainst y r l f e e ler’s unts ith e gent r y f e uyers; r i ed at h t arge e e ler’s unts a l ot ply y r , st r t er posit unts si ated s i g eld y e e ler half f i arty ners f e ed ds t er n filiates f e e ler. he gent d h uyer rees se nable rts ptly vise e e ler f y arge ade rsuant is cti n .3, ut e i re i l ot ct e ali ity r ll ctability f h arge. either e gent r y uyer a l ve y li ati n arge y e ler ount, erely e t . .4. ayments li d fective. ach ent i ed y e gent r ance ith is gree ent ali d cti e ti f d arge e e ler’s ilit der e epurchase ocuments e tent f e ent. .5. ro ata istri uti n f ayments. he gent a l i t te l ents f epurchase ri e hether l ntary r l ntary d hatever rce) i ed e uyers ro ata ith eir ective nership t rests e r hased oans e xt ing i e efunding ue ate. he i ti n e gent h uyer a l e ade y e gent’s g eral ds ire sfer y : 0 . . etroit, ichigan e) h ing i e ef nding ue ate, ediately ail ble ds i ctly h uyer r h unt t other cial t t n s si ated e e y h uyer riting. cti n . regation f ocuments elati g rchased oans. l ents l t g r hased oans e sse sion f e e ler r si e i g ent, r y servicer) a l e r ated t er ents d urities r si n e’s sse sion d a l e tifi d s i g ned y e uyers d eld y e gent half f e uyers hich a l e ced e ant oks d rds s omerica ank, gent”) d ject is gr ement. regation ay e plished y ropriate tifi ti n f nership e oks d rds f e lder f h uments, i g ERS, ents st dian, cial r urities ediary, r ri g r oration. l f e e ler’s t rest e r hased oans a l a s e uyers e rchase ate d t i g is gree ent a l r l de e gent d e uyers, h se ith e uyers’ nsent, aging ith t ers r hase transactions with the Purchased Loans or otherwise selling, transferring, pledging, or hypothecating the Purchased Loans, but no such transaction shall relieve the Buyers of their obligations to transfer Purchased Loans to the Seller pursuant to Section 2.6 or 18, or of the Agent’s obligation to credit or pay Income to, or apply Income to the obligations of, the Seller pursuant to Section 8. Section 14. Conditions Precedent. 14.1. Initial Purchase. The obligations of the Buyers (and the Agent on the Buyers’ behalf) to make the initial purchase under this Agreement are subject to the Seller’s fulfillment of the following conditions precedent: (a) the Agent shall have received (or be satisfied that it will receive by such deadline as the Agent shall specify) the following, all of which must be satisfactory in form and content to the Agent: (1) this Agreement duly executed by the parties; (ii) a UCC financing statement with respect to the Collateral; (111) a current UCC search report of a UCC filings search in the office of the Secretary of State of the State of Delaware; (iv) (A) the completed Beneficial Ownership Certification from the Seller and (B) all other documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including USA Patriot Act, and a properly completed and signed IRS Form W-8 or W-9, as applicable, for the Seller and any Person who provides guaranty or collateral support for all or any of the Obligations; (Vv) a copy of the member resolution (or equivalent thereof) of the Seller authorizing the execution, delivery and performance of the Repurchase Documents, certified as of the date of this Agreement by a Responsible Officer of the Seller; (vi) an incumbency certificate showing the names and titles and bearing the signatures of the Responsible Officer(s) of the Seller authorized to execute the Repurchase Documents, certified as of the date of this Agreement by a Responsible Officer of Seller; (vil) a copy of the Operating Agreement of the Seller, certified as of the date of this Agreement by the Secretary or an Assistant Secretary of the Seller; (viii) a copy of the Articles of Organization of the Seller with all amendments thereto, certified by the appropriate governmental official of the jurisdiction of its incorporation as of a date acceptable to the Agent in its sole discretion; 67 4857-1543-7856 cti ns ith e r hased oans r r ise lli g, sfe ring, l ging, r pothecating e r hased oans, ut h cti n a l e e uyers f eir li ati ns sfer r hased oans e e ler rsuant cti n . r 8, r f e gent’s li ati n dit r y e , r ply e e li ati ns f, e e ler rsuant cti n . cti n . onditions recedent. .1. iti l urchase. he li ati ns f e uyers d e gent e uyers’ ehalf) ake e iti l rchase der is gree ent re ject e e ler’s l l ent f e o ing nditi ns r cedent: ) e gent a l ve i ed r e t at i l i e y h adline s e gent a l ecify) e ing, l f hich ust e t ry d ntent e gent: i) is gree ent ly cuted y e arties; i) C n ci g e ent ith ect e ollateral; iii) rrent C r h ort f C s r h e ffi e f e cretary f t te f e t te f elaware; ) ) e pleted eneficial wnership ertifi ati n e e ler d ) l t er entation d t er ation ired y k lat ry t orities der pli able ur er” d - ney eri g les d ulations, i g SA atriot ct, d r perly pleted d ed S r -8 r -9, s plicable, r e e ler d y ers n ho r vides aranty r l teral port r l r y f e bligations; ) y f e ember l ti n r ivalent reof) f e e ler t orizi g e ecution, li ery d r ance f e epurchase ocuments, rti i s f e te f is gree ent y esponsible ficer f e e ler; i) n bency rti i ate ing e es d s d ari g e atures f e esponsible ficer(s) f e e ler t ori ed ecute e epurchase ocuments, rti i s f e te f is gree ent y esponsible ficer f e ler; ii) y f e perating gree ent f e e ler, rti i s f e te f is gree ent e cretary r sistant cretary f e e ler; i) y f e rticles f rganization f e e ler ith l endments reto, rti i y e ropriate er ental fficial f e ri i ti n f r orati n s f te eptable e gent le i reti n;

(ix) a certificate of good standing (or the equivalent thereof) for the Seller in the jurisdiction of its incorporation, certified by the appropriate governmental officials as of a date acceptable to the Agent in its sole discretion; (x) evidence reasonably satisfactory to the Agent (i) as to the due filing and recording in all appropriate offices of all financing statements, (ii) if there are any Purchased Loans that require the Buyers’ interest to be noted by book entry, that such book entry has been duly made and (iii) if there is any “investment property” under the UCC of the State of Michigan or other applicable law, that such instruments as are necessary to give the Agent “control” of such investment property have been duly executed by the Seller and the relevant securities intermediary; (xi) copies of an errors and omissions insurance policy or mortgage impairment insurance policy and blanket bond coverage policy, or certificates in lieu of policies, providing such insurance coverage as is customary for members of the Seller’s industry; and (xii) payment to the Agent or the Custodian, as applicable, of the Facility Fee, the Agent’s Fee, the Custodian’s Fee and all other fees and expenses (including the disbursements and reasonable fees of the Agent’s attorneys) of the Agent and the Buyers payable by the Seller pursuant to Section 9 accrued and billed for to the date of the Seller’s execution and delivery of this Agreement. (b) Except with respect to (i) any mortgage warehouse loans from or repurchase transactions with Parent permitted pursuant to Section 17.2(c) and (ii) obligations to remit loan proceeds to Parent or its Affiliates arising out of a sale of homes by Parent or such Affiliate financed by the Seller, all members and managers of the Seller and all Affiliates of the Seller, to whom or which the Seller is indebted as of the date of this Agreement in excess of One Million Dollars ($1,000,000), either for borrowed money or for any other obligation, excluding salary, bonus or other compensation obligations, shall have caused such Debt to be Qualified Subordinated Debt, by executing and causing to be delivered to the Agent a Subordination Agreement and taking all other steps, if any, required to cause such Debt to be Qualified Subordinated Debt, and a Responsible Officer of the Seller shall have certified each such Subordination Agreement executed to satisfy the requirements of this Section 14.1(b) to be true, complete and in full force and effect as of the date of the initial purchase. 14.2. Each Purchase. The obligations of the Buyers (and the Agent on the Buyers’ behalf) to make any purchase (including the initial purchase) under this Agreement are also subject to the satisfaction, as of each Purchase Date, of the following additional conditions precedent: (a) The Seller shall have delivered to the Agent and the Custodian the related Mortgage Loan Transmission Files for the new Mortgage Loans to be purchased. 68 4857-1543-7856 ) rti i ate f od i g r e ivalent reof) r e e ler e ri i ti n f rporation, rti i y e ropriate er ental ffi ials s f ate eptable e gent le i retion; ) i nce ably t ry e gent ) s e e d r i g l ropriate ffi es f l n ci g ents, i) re re y rchased oans at uire e uyers’ t rest e ted y ok try, at h ok try as en ly ade d i) re y st ent r perty” der e C f e t te f ichigan r t er pli able , at h ru ents s re ce sary i e e gent ntrol” f h t ent r perty ve en ly cuted y e e ler d e ant urities ediary; i) pies f rs d i sions r ce li y r ortgage pair ent r ce li y d l ket nd erage olicy, r rti tes f olicies, r viding h r ce erage s ary r embers f e e ler’s ustry; d i) ent e gent r e ustodian, s plicable, f e acility e, e gent’s e, e ustodian’s ee d l t er s d enses i g e r ents d nable s f e gent’s eys) f e gent d e uyers yable y e e ler rsuant cti n r ed d il r e te f e e ler’s cuti n d li ery f is gr ement. ) xcept ith ect ) y ortgage arehouse s r r hase cti ns ith arent r i ted rsuant cti n . (c) d i) li ati ns it n r ceeds arent r filiates g t f le f es y arent r h filiate n ed e e ler, l embers d anagers f e e ler d l filiates f e e ler, ho r hich e e ler bted s f e te f is gree ent ce s f ne i li n ollars , 0, 0), er r r ed oney r r y t er li ation, l ding l ry, nus r t er pensation li ations, a l ve sed h ebt e ualified bordinated ebt, y ecuting d si g e l red e gent bordination gree ent d i g l t er s, y, ired se h ebt e ualified bordinated ebt, d esponsible ficer f e e ler a l ve rti i d h h bordination gree ent cuted ti f e i ents f is cti n . (b) e e, plete d l r e d ct s f e te f e itial rchase. .2. ach urchase. he li ati ns f e uyers d e gent e uyers’ ehalf) ake y rchase n i g e itial rchase) der is gree ent re l ject e t cti n, s f h rchase ate, f e o i g diti nal nditi ns r cedent: ) he e ler a l ve l red e gent d e ustodian e t d ortgage oan r s i sion iles r e ortgage oans e rchased.

(b) Unless the requested Transaction is for the purchase of only Wet Loans, the Custodian shall have issued its Exception Report relating to the Purchased Loans then owned by the Buyers.

(c) The representations and warranties of the Seller contained in this Agreement and the other Repurchase Documents shall be true and correct in all material respects as if made on and as of each Purchase Date unless specifically stated to relate to an earlier date.

(d) The Seller shall have performed all agreements to be performed by it under this Agreement, the Custody Agreement and all other Repurchase Documents, as well as under all Investor Commitments that the Seller has represented to the Agent and the Buyers cover any of the Purchased Loans, and after the requested Transaction shall have been executed, no Default or Event of Default has occurred and is continuing that has not been waived by the Buyers or the Required Buyers, as applicable, nor will any default exist under any such Investor Commitments.

(e) The Seller shall not have incurred any liabilities (whether or not in the ordinary course of business) that adversely and materially affect any of the Central Elements in respect of the Seller or any of its Subsidiaries since the dates of the Seller's Financial Statements most recently theretofore delivered to the Buyers.

(f) The Seller shall have paid the Agent's Fee then due and payable in accordance with Section 9.2.

(g) Prior to the execution of the requested Transaction, no Default or Event of Default shall have occurred and be continuing, or will occur after giving effect to such Transaction, that has not been waived by the Buyers or the Required Buyers, as applicable.

(h) The requested Transaction will not result in the violation of any applicable Legal Requirement.

(i) The Agent and each Buyer shall have received such other documents, if any, as shall be specified by the Agent or any Buyer.

(j) No Margin Deficit exists or will exist after giving effect to such Transaction.

(k) The Termination Date shall not have occurred.

(l) After giving effect to such Transaction, none of the sublimits set forth in Section 4.2 shall be exceeded.

69

4857-1543-7856

Section 15. Representations, Warranties and Covenants. 15.1. Buyers, Agent and Seller Representations. The Buyers, the Agent and the Seller each represents and warrants, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, to the others that: (a) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (b) it will engage in such Transactions as principal (or, in the case of the Agent, and in respect of any other party if agreed in writing in advance of any Transaction by the other parties hereto, as agent for a disclosed principal); (©) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal); (d) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions and such authorizations are in full force and effect; and (e) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. 15.2. Additional Seller Representations. With regard to: (1) Purchased Loans, on and as of the Purchase Date of any Transaction; (ii) Eligible Loans substituted pursuant to Section 11, on and as of the date of their substitution; and (iii) ~~ Additional Purchased Loans submitted pursuant to Section 6.1, on and as of the date of their transfer to the Custodian, the Seller hereby represents and warrants to the Buyers and the Agent as follows: (a) Documents Genuine. The documents delivered or disclosed by the Seller to the Agent or the Buyers pursuant to this Agreement or the Custody Agreement are (i) in the case of Wet-Ink Mortgage Loans, either original documents or genuine and true copies thereof or (ii) in the case of an eMortgage Loan the copy of the related eNote transmitted to the eVault is the single Authoritative Copy thereof . (b) No Securities to be Acquired with Purchased Loan Sale Proceeds. None of the Purchase Price for any Eligible Loan will be used either directly or indirectly to acquire any security, as that term is defined in Regulation T, and the Seller has not taken 70 4857-1543-7856 cti n . epresentations, arranties d ovenants. .1. uyers, gent d e ler epresentations. he uyers, e gent d e e ler h r sents d a rants, d a l d s f e rchase ate f y r nsaction e ed r sent d a rant, e t ers at: ) ly t ri ed ecute d li er is gr ement, ter t e r nsactions d r li ati ns r nder d as n l ce sary ti n t orize h ecution, li ery d r ance; ) i l age h r nsactions s ri cipal r, e se f e gent, d ect f y t er arty r ed riti g ance f y r nsaction y e t er arties reto, s ent r i l sed ri cipal); c) e rs n i g is gree ent half ly t ri ed half r half f y h l sed ri cipal); ) as t i ed l t orizati ns f y er ental dy ired nection ith is gree ent d e r nsactions d h t orizati ns re l r e d fect; d ) e ecution, li ery d r ance f is gree ent d e r nsactions r nder i l ot i late y , i ance, arter, -l r le pli able r y ent y hich nd r y hich y f sets re cted. .2. diti nal e l r epresentations. ith ard : i) r hased oans, d s f e rchase ate f y ransaction; i) li ible oans stit t d rsuant cti n , d s f e ate f eir stit ti n; d ii) ditional r hased oans i ted rsuant cti n . , d s f e ate f eir sfer e ustodian, e e ler r y r sents d a rants e uyers d e gent s l s: ) ocuments enuine. he ents l red r i l sed y e e ler e gent r e uyers rsuant is gree ent r e ust dy gree ent re ) e se f et-Ink ortgage oans, er ri i al ents r uine d e pies r f r i) e se f ortgage an e y f e t d ote ra i ted e ault e le uthoritative opy r f ) o curities e cquired ith urchased oan le roc eds. one f e rchase ri e r y li ible oan i l e sed i er i ctly r ir ctly uire y urity, s at fi ed egulation , d e e ler as t n any action that might cause any Transaction to violate Regulation of T, Regulation U or Regulation X. (©) Organization; Good Standing; Subsidiaries. The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of the Seller’s Subsidiaries is a corporation or limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. The Seller has furnished to the Agent a true and complete copy of its Organizational Documents as in effect as of the date of this Agreement, including all amendments thereto, and agrees to furnish to the Agent a true and complete copy of any amendment adopted after the Effective Date promptly after it is adopted. The Seller and its Subsidiaries each has the requisite limited liability company or corporate power and authority to own its properties and to carry on its business as currently conducted and each is duly qualified to do business as a foreign corporation or a limited liability company and in good standing in each jurisdiction in which the ownership of its property or the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be qualified, licensed or in good standing could not reasonably be expected to have a material adverse effect on any of the Central Elements in respect of the Seller. The Seller does not have any Subsidiaries as of the Effective Date except as set forth on Exhibit C or as have been disclosed by the Seller to the Agent in writing after the Effective Date. Exhibit C states the name of each such Subsidiary as of the Effective Date, place of organization, each state in which it is qualified as a foreign entity and the percentage ownership of the capital stock or other indicia of equity of each such Subsidiary by the Seller. (d) Authorization and Enforceability. The Seller has the requisite limited liability company power and authority to execute, deliver and perform this Agreement, the Custody Agreement and all other Repurchase Documents to which it is a party or in which it joins or has joined. The execution, delivery and performance by the Seller of this Agreement, the Custody Agreement and all other Repurchase Documents to which it is a party have each been duly and validly authorized by all necessary limited liability company action on the part of the Seller (none of which has been modified or rescinded, and all of which are in full force and effect) and do not and will not (i) conflict with or violate any Legal Requirement, (ii) conflict with or violate the Organizational Documents of the Seller, (iii) conflict with or result in a breach of or constitute a default under any agreement, instrument or indenture binding on the Seller or (iv) require any consent under any such agreement, instrument or indenture, where the conflict, violation, breach, default or nonconsent could reasonably be expected to have a material adverse effect on any of the Central Elements in respect of the Seller, or result in the creation of any Lien upon any property or assets of the Seller, or result in or permit the acceleration of any debt of the Seller pursuant to any agreement, instrument or indenture to which the Seller is a party or by which the Seller or its property may be bound or affected. This Agreement, the Custody Agreement and all other Repurchase Documents constitute the legal, valid, and binding obligations of the Seller enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors’ rights generally, and subject to the general principles of equity. 71 4857-1543-7856 1 y ti n at ight se y r nsaction i late egulation f , egulation r egulation . c) rganization; ood t ding; bsidiaries. he e ler i it d ilit pany ly anized, li ly isti g d od i g der e s f e t te f elaware, d h f e e ler’s bsidiaries r orati n r i it d ilit pany ly ed, li ly isti g d od i g der e s f e ri i ti n f r orati n r anization. he e ler as i ed e gent e d plete y f rganizational ocuments s ct s f e te f is greement, i g l endments reto, d rees ish e gent e d plete y f y endment pted t r e ffecti e ate ptly t r opted. he e ler d bsidiaries h as e uisite i it d ilit pany r r orate er d t ority n r perties d rry sine s s rr ntly ducted d h ly alifi d sine s s i n r orati n r i it d ilit pany d od i g h ri i ti n hich e nership f r perty r e cti n f sine s akes h alifi ati n ce sary, cept ri icti ns, y, here i re e alified, ic d r od i g uld ot ably e ected ve aterial erse ct y f e entral l ents ect f e e ler. he e ler es ot ve y bsidiaries s f e ffective ate cept s t rt xhibit r s ve en l sed y e e ler e gent riti g t r e ffective ate. xhibit t s e e f h h bsidiary s f e ffective ate, l ce f anization, h te hich alifi d s i n tit d e r entage nership f e pital k r t er icia f uity f h h bsidiary y e e ler. ) uthorization d nforceability. he e ler as e uisite i it d ilit pany er d t ority ecute, li er d r is gr ement, e ust dy gree ent d l t er epurchase ocuments hich arty r hich i s r as i ed. he ecution, li ery d ance y e e ler f is gr ement, e ust dy gree ent d l t er epurchase ocuments hich arty ve h en ly d ali ly t ri ed y l ce sary i it d ilit pany ti n e art f e e ler ne f hich as en odified r i ded, d l f hich re l r e d ct) d ot d i l ot ) nflict ith r i late y egal equirement, i) nflict ith r i late e rganizational ocuments f e e ler, i) nflict ith r sult r ch f r nstitute fault der y r ent, ru ent r nture i i g e e ler r ) uire y sent der y h r ent, ru ent r enture, here e nflict, i lation, r ach, fault r consent uld ably e ected ve aterial erse ct y f e entral l ents ect f e e ler, r sult e ti n f y i n on y r perty r sets f e e ler, r ult r r it e elerati n f y bt f e e ler rsuant y r ent, ru ent r nture hich e e ler arty r y hich e e ler r r perty ay e und r cted. his greement, e ust dy gree ent d l t er epurchase ocuments nstitute e al, alid, d i i g li ati ns f e e ler f rceable r ance ith eir ective s, cept s i it d nkruptcy, cy r t er h s ti g e ent f ditors’ ts nerally, d ject e neral ri ciples f uity.

(e) Approvals. Neither the execution and delivery of this Agreement, the Custody Agreement and all other Repurchase Documents nor the performance of the Seller’s obligations under such Repurchase Documents requires any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority other than (i) those that have been obtained or will be obtained by the time required and that remain in full force and effect, (ii) those for which the Seller’s failure to obtain them could not reasonably be expected to have a material adverse effect on any of the Central Elements in respect of the Seller and (iii) the filing of any financing statements. 63) Financial Condition. The Consolidated balance sheet of the Seller (and, to the extent applicable, the Seller’s Consolidated Subsidiaries) and the related statements of income, changes in stockholders’ equity, cash flows and Mortgage Loan production (“Financial Statements”) for the fiscal year ended on the Statement Date (the “Statement Date Financial Statements”), heretofore furnished to the Agent and the Buyers, fairly present the financial condition of the Seller (and the Seller’s Consolidated Subsidiaries) as of the Statement Date and the results of their operations for the fiscal period ended on the Statement Date. On the Statement Date, the Seller did not have either any known material liabilities, direct or indirect, fixed or contingent, matured or unmatured, other than the contingent liabilities (if any) set forth on Schedule 15.2(f) and contingent liability on endorsements of negotiable instruments for deposit or collection in the ordinary course of business, or any known material liabilities for sales, long-term leases or unusual forward or long-term commitments, which are not disclosed by the Statement Date Financial Statements or reserved against in them or that have not been otherwise disclosed to the Buyers in writing. Each of the Seller and each of its Subsidiaries is Solvent, and since the Statement Date, (i) there has been no material adverse change in any of the Central Elements in respect of the Seller, nor is the Seller aware of any state of facts which (with or without notice, the lapse of time or both) would or could reasonably be expected to result in any such material adverse change, and (ii) there have been no unrealized or anticipated losses from any loans, advances or other commitments of the Seller that have resulted in a material adverse change in the Central Elements in respect of the Seller, except for the material adverse changes and losses (if any) that are summarized in Schedule 15.2(f). (2) Litigation. Except as disclosed on Schedule 15.2(g) or except as disclosed in the Statement Date Financial Statements or the most recent Financial Statements furnished to the Agent and the Buyers (whichever is more current), there are no actions, claims, suits or proceedings pending, or to the knowledge of the Seller, threatened in writing against the Seller or any of its Subsidiaries in any court, before any other Governmental Authority or before any arbitrator or in any other dispute resolution forum that could reasonably be expected to result in a material adverse effect on any of the Central Elements in respect of the Seller. (h) Licensing. The Seller and any subservicer of its Mortgage Loans are duly registered as mortgage lenders, bankers or servicers in each state in which Mortgage Loans have been or are from time to time originated, to the extent such registration is required by any applicable Legal Requirement, except where the failure to register could 72 4857-1543-7856 ) provals. either e cution d li ery f is gr ement, e ust dy gree ent d l t er epurchase ocuments r e ance f e e ler’s li ati ns der h epurchase ocuments uires y se, nsent, roval r t er ti n f y te r eral cy r er ental r latory t ority t er n ) se at ve en t i ed r i l e t i ed y e e ired d at ain l r e d fect, i) se r hich e e ler’s i re tain uld ot ably e ected ve aterial erse ct y f e entral l ents ect f e e ler d i) e f y n ci g ents. (f) i ancial ondition. he onsolidated l ce eet f e e ler d, e tent plicable, e e ler’s onsolidated bsidiaries) d e l t d e ents f e, nges holders’ uity, sh s d ortgage oan uction i ancial t t ents”) r e al ar ed e t ent ate e t t ent ate i ancial t t ents”), r t fore i ed e gent d e uyers, i l r sent e cial diti n f e e ler d e e ler’s onsolidated bsidiaries) s f e t ent ate d e ults f eir erati ns r e al ri d ed e t ent ate. n e t ent ate, e e ler i ot ve er y n aterial ilities, i ct r irect, d r nti gent, atured r atured, t er n e ti gent iliti s y) t rt edule . (f) d ti gent ilit rs ents f gotiable ru ents r posit r ll ti n e i ary urse f sine s, r y n aterial iliti s r les, -t ses r usual ard r -t mitments, hich re ot i l sed y e t ent ate i ancial t ents r ed ainst r at ve ot en r ise l sed e uyers riting. ach f e e ler d h f bsidiaries lvent, d e e t ent ate, ) re as en o aterial erse ge y f e entral l ents ect f e e ler, r e e ler are f y te f ts hich ith r it out tice, e se f e r th) ould r uld ably e ected sult y h aterial erse ange, d i) re ve en o reali ed r ti i at d ses y ns, ances r t er mitments f e e ler at ve lt d aterial erse ge e entral l ents ect f e e ler, cept r e aterial erse ges d ses y) at re marized edule .2(f). g) iti ation. xcept s i l sed edule . (g) r cept s i l sed e t ent ate i ancial t ents r e ost ent i ancial t ents i ed e gent d e uyers hichever ore rent), re re o ti ns, s, its r eedings nding, r e ledge f e e ler, t ed riti g ainst e e ler r y f bsidiaries y urt, fore y t er overnmental uthority r fore y itr tor r y t er i ute l ti n at uld ably e ected sult aterial erse ct y f e entral l ents ect f e e ler. ) i ensing. he e ler d y servicer f ortgage oans re ly i t r d s ortgage ders, nkers r icers h te hich ortgage oans ve en r re e e ri i ated, e tent h istr ti n ired y y li able egal equirement, cept here e i re ister uld not reasonably be expected to result in a material adverse effect on any of the Central Elements in respect of the Seller or such subservicer. (1) Compliance with Applicable Laws. Neither the Seller nor any of its Subsidiaries is in violation of any Legal Requirement, or any judgment, award, rule, regulation, order, decree, writ or injunction of any court, other Governmental Authority or public regulatory body that could reasonably be expected to have a material adverse effect on any of the Central Elements in respect of the Seller. G) Regulation U. The Seller is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Transactions directly or indirectly made available to or received by the Seller or for its account will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or for the purpose of reducing or retiring any debt that was originally incurred to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or that would constitute this transaction a “purpose credit” within the meaning of Regulation U, as now or hereafter in effect. (k) Investment Company Act. The Seller is not required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended. )) Payment of Taxes. All material tax returns required to be filed by the Seller and each Subsidiary in any jurisdiction have been filed or extended and all taxes, assessments, fees and other governmental charges upon the Seller and each Subsidiary or upon any of its properties, income or franchises shown to be due thereon have been paid prior to the time that such taxes could give rise to a Lien thereon, unless protested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been established on the books of the Seller or such Subsidiary. Neither the Seller nor any Subsidiary has any knowledge of any proposed tax assessment against the Seller or any Subsidiary. (m) Agreements. Neither the Seller nor any of its Subsidiaries is a party to any agreement, instrument or indenture or subject to any restriction, in each case materially and adversely affecting any of the Central Elements in respect of the Seller except as disclosed in (i) the Statement Date Financial Statements, or (ii) Schedule 15.2(f). Neither the Seller nor any Subsidiary is in default in the performance, observance or fulfillment of any of its obligations, covenants or conditions contained in any agreement, instrument or indenture that could reasonably be expected to have a material adverse effect on any of the Central Elements in respect of the Seller. No holder of the Seller’s or any such Subsidiary’s debt or other obligations has given written notice of any default that could reasonably be expected to have a material adverse effect on any of the Central Elements in respect of the Seller. No liquidation or dissolution of the Seller is pending or, to the Seller’s knowledge, threatened and no liquidation or dissolution of any Subsidiary is pending or threatened that could reasonably be expected to have a material adverse effect 73 4857-1543-7856 3 ot ably e ected sult aterial erse ct y f e entral l ents ect f e e ler r h servicer. i) ompliance ith plicable aws. either e e ler r y f bsidiaries i l ti n f y egal equirement, r y ent, ard, le, ulation, r er, cr e, rit r cti n f y urt, t er overnmental uthority r blic latory dy at uld ably e ected ve aterial erse ct y f e entral l ents ect f e e ler. (j) egulation . he e ler t aged ri cipally, r s e f portant ti ities, e sine s f t ding dit r e r ose f rchasing r r i g argin t ck, d o art f e ceeds f y r nsactions i ctly r ir ctly ade ail ble r i ed y e e ler r r unt i l e sed, i ctly r irectly, r e r ose f r hasing r r i g y argin t ck r t d dit t ers r e r ose f r hasing r r i g y argin t ck r r e r ose f cing r t y bt at as ri i a ly rred rchase r rry y argin t ck r t d dit t ers r e r ose f r hasing r r i g y argin t ck r at ould nstitute is cti n r ose dit” ithin e eaning f egulation , s r reafter fect. ) st ent pany ct. he e ler t ired e i t r d s st ent pany” ithin e eaning f e st ent pany ct f 40, s ended. (l) ayment f xes. l aterial rns ired e y e e ler d h bsidiary y ri i ti n ve en r t ed d l es, ents, s d t er er ental arges on e e ler d h bsidiary r on y f r perties, e r hises n e e n ve en aid ri r e e at h es uld i e e i n r on, le s r tested od it y ropriate eedings d ith ect hich r es f r ity ith AP ve en li ed e oks f e e ler r h bsidiary. either e e ler r y bsidiary as y ledge f y osed ent ainst e e ler r y bsidiary. ) gr ements. either e e ler r y f bsidiaries arty y r ent, ru ent r nture r ject y tri ti n, h se ateria ly d ersely ti g y f e entral l ents ect f e e ler cept s i l sed ) e t ent ate i ancial t ents, r i) edule .2(f). either e e ler r y bsidiary fault e r ance, ser ance r l ent f y f li ations, enants r nditi ns tai ed y r ent, ru ent r nture at uld ably e ected ve aterial erse ct y f e entral l ents ect f e e ler. o lder f e e ler’s r y h bsidiary’s bt r t er li ati ns as i en ri t n tice f y fault at uld ably e ected ve aterial erse ct y f e entral l ents ect f e e ler. o iq ti n r i l ti n f e e ler ding r, e e ler’s ledge, t ed d o iq i ati n r i l ti n f y bsidiary ding r t ed at uld ably e ected ve aterial erse ct on any of the Central Elements in respect of the Seller. No receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Seller or any of its properties is pending, or to the Seller’s knowledge, threatened. No receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to any Subsidiary of the Seller or any of its properties is pending, or to the Seller’s knowledge, threatened that could reasonably be expected to have a material adverse effect on any of the Central Elements in respect of the Seller. (n) Title to Properties. The Seller and each of its Subsidiaries has good, valid, insurable (in the case of real property) and marketable title to all of its material Properties and assets (whether real or personal, tangible or intangible) that are reflected on or referred to in the Statement Date Financial Statements or in the more current Financial Statements (if any) most recently furnished to the Buyer after the Effective Date, except for such properties and assets as have been disposed of since the date of such current Financial Statements either in the ordinary course of business or because they were no longer used or useful in the conduct of its business, and all such Properties and assets are free and clear of all Liens except for (i) the lien of current (nondelinquent) real and personal property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters to which like properties are commonly subject that do not materially interfere with the use of the property as it is currently being used and (iii) such other Liens, if any, that are permitted pursuant to Section 17.8. (0) The Seller’s Address. The Seller’s chief executive office and principal place of business are at 7390 South Iola, Englewood, CO 80112, or at such other address as shall have been set forth in a written notice to the Agent given subsequent to the Effective Date and at least ten (10) Business Days before such notice’s effective date. (p) ERISA. The Seller does not maintain any ERISA Plans and shall not adopt or agree to maintain or contribute to an ERISA Plan. The Seller shall promptly notify the Agent and each Buyer in writing in the event an ERISA Affiliate adopts an ERISA Plan. The Seller is not an employer under any Multiemployer Plan or any other Plan subject to Title IV of ERISA. (q) Commissions. Neither the Seller nor any of its Affiliates have dealt with any broker, investment banker, agent or other person, except for the Agent and the Buyers, who may be entitled to any commissions or compensation in connection with the sale of Purchased Loans pursuant to this Agreement. (r) Full Disclosure. All information previously furnished by the Seller and its Subsidiaries to the Agent in connection with the Repurchase Documents was and all information furnished in the future by the Seller and its Subsidiaries to the Agent or the Buyers will be true and accurate in all material respects or based on reasonable estimates on the date the information is stated or certified. To the best knowledge of the Seller, neither the financial statements referred to in Section 15.2(f), nor any Request/Confirmation, officer’s certificate or any other report or statement delivered by the Seller and its Subsidiaries to the Agent in connection with this Agreement, contains any untrue statement of material fact. 74 4857-1543-7856 y f e entral l ents ect f e e ler. o i ership, l ency, kruptcy, anizati n r t er ilar eedings l ti e e e ler r y f r perties nding, r e e ler’s ledge, t ned. o i ership, l ency, kruptcy, r anizati n r t er ilar eedings l ti e y bsidiary f e e ler r y f r perties nding, r e e ler’s ledge, ed at uld ably e ected ve aterial erse ct y f e entral l ents ect f e e ler. ) itle roperties. he e ler d h f bsidiaries as od, alid, rable e se f al r perty) d arketable l f aterial r perties d sets hether al r ersonal, ible r gible) at re t d r rr d e t ent ate i ancial t ents r e ore rrent i ancial t ents y) ost ntly i ed e uyer ft r e ffecti e ate, cept r h r perties d sets s ve en sed f e e te f h rrent i ancial t ents er e i ary urse f sine s r cause y ere o er sed r seful e duct f sine s, d l h r perties d sets re e d l ar f l i ns cept r ) e f rrent deli quent) al d rsonal r perty es d ents, i) enants, diti ns d tri ti ns, ts f ay, ents d t er atters hich e r perties re monly ject at ot ateria ly rf re ith e se f e r perty s rr ntly i g sed d ii) h t er iens, y, at re r i ted rsuant cti n .8. o) e e ler’s dress. he e ler’s ief ecutive ffi e d ri cipal l ce f sine s re t 90 uth la, gl od, 112, r t h t er dre s s a l ve en t rt ri t n tice e gent i en s quent e ffective ate d t st ) usine s ays fore h tice’s ti e ate. ) RISA. he e ler es ot aintain y I A l ns d a l ot opt r ree aintain r ntri ute I A lan. he e ler a l ptly tify e gent d h uyer riti g e ent I A filiate opts I A lan. he e ler ot ployer der y ulti ployer l n r y t er l n ject itle f ISA. ) o missions. either e e ler r y f filiates ve alt ith y r ker, t ent nker, ent r t er erson, cept r e gent d e uyers, ho ay e titl y missions r pensation nection ith e le f rchased oans rsuant is gr ement. ) ull isclosure. l ation r i usly i ed y e e ler d bsidiaries e gent nection ith e epurchase ocuments as d l ation i ed e t re y e e ler d bsidiaries e gent r e uyers i l e e d urate l aterial ects r sed nable ates e te e ation r rtified. o e est ledge f e e ler, eit er e cial e ents rr d cti n .2(f), r y equest/ onfirmation, ffi er’s rti i ate r y t er ort r e ent l red y e e ler d bsidiaries e gent nection ith is gr ement, ntains y true e ent f aterial ct.

(s) Corporate Documents and Corporate Existence. As to the Seller and each Subsidiary of Seller, (i) it is an organization as described on Schedule 15.2(s) hereto and has provided the Agent and the Buyers with complete and correct copies of its articles of organization, operating agreements, and all other applicable charter and other organizational documents, and, if applicable, a good standing certificate and (ii) as of the Effective Date, its correct legal name, business address, type of organization and jurisdiction of organization, tax identification number and other relevant identification numbers are set forth on Schedule 15.2(s) hereto. The Agent and the Buyers acknowledge that the Seller has dissolved and liquidated its wholly-owned subsidiary, Joliet Mortgage Reinsurance Corporation, and have previously consented to such actions. (1) Beneficial Ownership. As of the Effective Date, to the best knowledge of the Seller, the information included in the Beneficial Ownership Certification provided on or prior to the Effective Date to Agent or any Buyer in connection with this Agreement is true and correct in all respects. 15.3. Special Representations Relating to the Purchased Loans. The representations and warranties concerning each Purchased Loan, as set forth on Schedule 15.3 hereto, are incorporated herein. 15.4. Representations and Warranties Relating to Specific Transactions. At the time each Request/Confirmation is provided to the Agent, the Buyers and/or the Custodian, the following are true with respect to each of the Mortgage Loans listed on the Mortgage Loan Transmission Files attached to such Request/Confirmation or submitted in connection with such Request/Confirmation: (a) the Basic Papers have been or will be executed and delivered by all appropriate Persons; (b) the Seller is electronically communicating to the Custodian a complete Mortgage Loan Transmission File, and the information stated for such Mortgage Loan in such standard Mortgage Loan Transmission File is correct and complete in accordance with the Record Layout; (©) such Mortgage Loan has been, or will be concurrent with funding of the Purchase Price for such Mortgage Loan, originated, closed, funded and (if applicable) negotiated and assigned to the Seller; (d) for each such Mortgage Loan being offered as a Dry Loan, the Basic Papers are being concurrently delivered to the Custodian; (e) for each Mortgage Loan being offered as a Wet Loan, the complete File for such Mortgage Loan, including all Basic Papers and all Supplemental Papers, is or will be in the possession of either that Mortgage Loan’s closer, or the Seller, its Basic Papers are in the process of being delivered to the Custodian and such Basic Papers will be delivered to the Custodian on or before the expiration of the Wet Loan Period for such Mortgage Loan specified above and without limitation of the foregoing, the Seller will promptly deliver (or cause to be delivered) to the Custodian either the original 75 4857-1543-7856 5 ) orporate ocuments d orporate xistence. s e e ler d h bsidiary f e ler, ) anizati n s scri ed edule . (s) reto d as r i ed e gent d e uyers ith plete d rrect pies f t l s f anization, erati g r ents, d l t er pli able arter d t er anizational uments, d, plicable, od i g rti i ate d i) s f e ffective ate, rrect al e, sine s dre s, e f anizati n d ri icti n f anization, tifi ti n ber d t er ant tifi ti n bers re t rt edule . (s) ereto. he gent d e uyers ledge at e e ler as i l ed d iq t d ho l ned sidiary, liet ortgage ei surance orporation, d ve r i usly sented h ti ns. t) eneficial wnership. s f e ffective ate, e est ledge f e e ler, e ation ed e eneficial wnership ertifi ati n i ed r ri r e ffecti e ate gent r y uyer nection ith is gree ent e d rrect l ects. .3. ecial epresentations elati g urchased oans. he r sentati ns d a ranties cerning h rchased oan, s t rt edule .3 ereto, re r orated erein. .4. epresentations d a ranties elati g ecific nsactions. t e e h equest/ onfir ation r i ed e gent, e uyers d/or e ustodian, e o ing re e ith ect h f e ortgage oans e ortgage oan r s i sion il s ed h equest/ onfir ation r i ted nection ith h equest/ onfirmation: ) e asic apers ve en r i l e cuted d l red y l ropriate ersons; ) e e ler t ica ly municating e ustodian plete ortgage an r s i sion ile, d e ation r h ortgage oan h ard ortgage oan r s i sion ile rrect d plete r ance ith e ecord ayout; c) h ortgage oan as en, r i l e cu rent ith i g f e rchase ri e r h ortgage oan, i ated, sed, ed d plicable) gotiated d ed e e ler; ) r h h ortgage an i g f r d s ry oan, e asic apers re i g cu rently l red e ustodian; ) r h ortgage an i g r d s et oan, e plete ile r h ortgage oan, i g l asic apers d l ple ental apers, r i l e e sse sion f er at ortgage oan’s ser, r e e ler, asic apers re e r ce s f i g l red e ustodian d h asic apers i l e l red e ustodian r fore e pirati n f e et oan eri d r h ortgage oan cifi d ve d it out i it ti n f e oing, e e ler i l ptly li er r se e li ered) e ustodian er e ri i al recordation receipts or the original recorded Mortgage or Mortgage Assignment included in the Purchased Loans showing the recordation data thereon; ® no Default or Event of Default has occurred and is continuing and there has been no material adverse change in any of the Central Elements in respect of the Seller since the date of the Seller’s most recent annual audited Financial Statements that have been delivered to the Agent and the Buyers; (2) all items that the Seller is required to furnish to the Buyers, the Agent or the Custodian in connection with the requested Transaction and otherwise have been delivered, or will be delivered before the Purchase Date specified in the applicable Request/Confirmation, in all respects as required by this Agreement and the other Repurchase Documents. All documentation described or referred to in the Mortgage Loan Transmission File submitted to the Agent and the Custodian in connection with the applicable Request/Confirmation conforms in all respects with all applicable requirements of this Agreement and the other Repurchase Documents; and (h) none of the Purchased Loans (including, but not limited to, the Purchased Loans identified in the applicable Request/Confirmation) has been sold to any Person other than the Buyers (except for Purchased Loans previously sold to the Parent under the Parent Repurchase Agreement, provided that the Parent Custodian has released all Liens and other right, title and interest in and to said Purchased Loans in connection with such Repurchase), is pledged to any Person other than the Agent, for the benefit of itself and the Buyers, or supports any borrowing or repurchase agreement funding other than purchases under this Agreement. 15.5. BSBY Licensure. (a) Each Buyer represents and warrants that (i) the Repurchase Documents set forth the terms of a commercial repurchase facility and (ii) it is engaged in providing facilities of the type set forth herein in the ordinary course and is entering into this Agreement as a Buyer for the purpose of providing such facilities as set forth herein as may be applicable to such Buyer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Buyer agrees not to assert a claim in contravention of the foregoing. (b) Each Buyer represents and warrants that it is sophisticated with respect to decisions to provide facilities of the type set forth herein, as may be applicable to such Buyer, and either it, or the Person exercising discretion in providing such facilities, is experienced in providing such facilities. (©) Each Buyer severally agrees to pay to the Agent and its Affiliates any and all costs, expenses, losses and other damages suffered or incurred by the Agent and its Affiliates as a result of such Buyer’s failure to obtain, maintain and/or hold any license required in connection with the use of BSBY. 15.6. Survival. All representations and warranties by the Seller shall survive delivery of the Repurchase Documents and the sales of the Purchased Loans, and any 76 4857-1543-7856 r ati n eipts r e ri i al r ed ortgage r ortgage ssi ent ed e r hased oans ing e r ati n ta r on; (f) o efault r vent f efault as u red d ti i g d re as en o aterial erse ge y f e entral l ents ect f e e ler e e ate f e e ler’s ost ent ual dit d i ancial t ents at ve en l red e gent d e uyers; g) l te s at e e ler ired ish e uyers, e gent r e ustodian nection ith e ested r nsaction d r ise ve en li ered, r i l e l red fore e rchase ate cifi d e pli able equest/ onfirmation, l ects s ired y is gree ent d e t er epurchase ocuments. l entation scri ed r rr d e ortgage oan r s i sion ile i ted e gent d e ustodian nection ith e pli able equest/ onfir ation f r s l ects ith l pli able i ents f is gree ent d e t er epurchase ocuments; d ) ne f e r hased oans ing, ut ot i it d , e r hased oans tifi d e pli able equest/ onfirmation) as en l y ers n t er n e uyers cept r r hased oans r i usly l e arent der e arent epurchase gr ement, r i ed at e arent ustodian as d l i ns d t er ht, d t rest d i r hased oans nection ith h epurchase), l ed y erson t er n e gent, r e nefit f lf d e uyers, r ports y r ing r rchase ent i g t er n rchases der is gr ement. .5. SBY i ensure. ) ach uyer r sents d a rants at ) e epurchase ocuments t rt e s f mercial rchase ilit d i) aged r viding iliti s f e e t rt rein e i ary urse d t ri g t is gree ent s uyer r e r ose f r viding h iliti s s t rt rein s ay e pli able h uyer, d t r e r ose f rchasing, uiri g r l i g y t er e f cial ent, d h uyer rees ot sert tr ention f e oing. ) ach uyer r sents d a rants at histi ated ith ect cisi ns r vide iliti s f e e t rt erein, s ay e pli able h uyer, d er , r e erson ercisi g i r ti n r viding h ilities, eri ced r viding h cilities. c) ach uyer era ly rees ay e gent d filiates y d l sts, enses, ses d t er ages f r d r rred y e gent d filiates s sult f h uyer’s i re tain, aintain d/or ld y c se ired nection ith e se f SBY. .6. rvival. l r sentati ns d a ranties y e e ler a l r i e li ery f e epurchase ocuments d e l s f e rchased oans, d y investigation at any time made by or on behalf of the Buyers or the Agent shall not diminish any Buyer’s or the Agent’s right to rely on them. Section 16. Affirmative Covenants. The Seller agrees that, until all of Seller’s Obligations (other than contingent reimbursement and indemnification obligations as to which no claim has been asserted) have been paid or performed in full, all Purchased Loans have been repurchased and the Agent and the Buyers have no further Commitments or other obligations under this Agreement or the other Repurchase Documents: 16.1. Office of Foreign Assets Control and USA Patriot Act. (a) The Seller will not knowingly directly or indirectly use any of the proceeds from the sale of the Purchased Loans, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person or entity that is subject to sanctions under any program administered by the Office of Foreign Assets Control of the United States Department of the Treasury, including those implemented by regulations codified in Subtitle B, Chapter V, of Title 31, Code of Federal Regulations. (b) The Seller will not (i) be or become subject at any time to any law, regulation or list of any government agency (including the U.S. Office of Foreign Asset Control list) that prohibits or limits the Buyers or the Agent from entering into any Transaction with the Seller or from otherwise conducting business with the Seller, or (11) fail to provide documentary and other evidence of the Seller’s identity as may be requested by the Agent or any Buyer at any time to enable the Agent and the Buyers to verify the Seller’s identity or to comply with any applicable law or regulation, including Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318. 16.2. Financial Statements. The Seller will deliver to the Agent, and Agent shall promptly after receipt thereof make available to Buyers by electronic communication (including email and Internet or intranet websites) pursuant to procedures determined by Agent: (a) As soon as available and in any event within thirty (30) days after the end of each month (including each quarter end month), other than each year end month, and within forty-five (45) days after the end of each year end month, Financial Statements for the Seller and its Subsidiaries for the month just ended, all in reasonable detail, and certified by a Responsible Officer of the Seller that such Financial Statements were prepared in accordance with GAAP and present fairly in all material respects the Seller’s and its Consolidated Subsidiaries’ financial condition as of the date thereof and the results of their operations for the period covered, subject, however, to normal year-end audit adjustments and the omission of notes and schedules to the Financial Statements. (b) As soon as available and in any event within one hundred (120) days after the close of each of the Seller’s fiscal years, audited Consolidated Financial Statements for the Seller and its Consolidated Subsidiaries, for such year, and the related balance sheet as at the end of such year (setting forth in comparative form the corresponding 77 4857-1543-7856 sti ati n t y e ade y r half f e uyers r e gent a l ot inish y uyer’s r e gent’s t l . cti n . ffi ative ovenants. he e ler rees at, ntil l f e ler’s bligations t er n ti gent urs ent d nification li ati ns s hich o as en erted) ve en aid r r ed l, l rchased oans ve en r ased d e gent d e uyers ve o rt er o mitments r t er li ati ns der is gree ent r e t er epurchase ocuments: .1. fi e f oreign sets ontrol d SA atriot ct. ) he e ler i l ot ingly i ctly r ir ctly se y f e ceeds e le f e r hased oans, r d, ntri ute r r ise ake ail ble y h r ceeds y sidiary, int nture rt er r t er rs n r tity, r e r ose f ci g e ti ities f y rs n r tit at ject cti ns der y r inistered y e fice f reign sets ontrol f e nited t tes epart ent f e reasury, i g se l ented y ulati ns difi d btitle , hapter , f itle 1, ode f ederal egulations. ) he e ler i l ot ) e r e ject t y e y , lati n r t f y er ent cy n i g e .S. fice f rei n set ontrol t) at r hibits r its e uyers r e gent t ri g t y r nsaction ith e e ler r r ise ducting sine s ith e e ler, r ii) il r vide entary d t er i nce f e e ler’s ntity s ay e ested y e gent r y uyer t y e able e gent d e uyers erify e e ler’s ntity r ply ith y pli able r ulation, i g cti n 6 f e SA atriot ct f 01, 1 .S.C. cti n 18. .2. i ancial t t ents. he e ler i l li er e gent, d gent a l ptly t r eipt r f ake ail ble uyers y t nic munication n i g ail d t r et r et ebsites) rsuant edures t ined y gent: ) s n s ail ble d y ent ithin irt ) ys t r e d f h onth i g h arter d onth), t er n h ar d onth, d ithin rt -fi e 5) ys t r e d f ch ear d onth, i ancial t ents r e e ler d bsidiaries r e onth st ded, l nable etail, d rti i y esponsible ficer f e e ler at h i ancial t ents ere r ared r ance ith AP d r sent i l l aterial ects e e ler’s d onsolidated bsidiaries’ cial diti n s f e te r f d e sults f eir erati ns r e ri d vered, bject, ever, r al r- d dit j t ents d e i sion f tes d dules e i ancial t ents. ) s n s ail ble d y ent ithin e ndred 0) ys ft r e se f h f e e ler’s al ars, dited onsolidated i ancial t ents r e e ler d onsolidated bsidiaries, r h ear, d e l t d l ce eet s t e d f h ar tt g rt parative e nding figures as of the end of and for the preceding fiscal year), all in reasonable detail, prepared in accordance with GAAP and with all notes, and accompanied by: (1) a report and unqualified opinion of a firm of independent certified public accountants of recognized standing selected by the Seller and reasonably acceptable to the Agent (as of the Effective Date, Ernst & Young is acceptable to the Agent), stating that such accountants have audited such Financial Statements in accordance with generally accepted auditing standards and that, in their opinion, such Financial Statements present fairly, in all material respects, the Consolidated financial condition of the Seller and its Consolidated Subsidiaries, as of the date thereof and the Consolidated results of its operations and cash flows for the periods covered thereby in conformity with GAAP; and (ii) a certificate signed by a Responsible Officer of the Seller stating that said Financial Statements fairly present the Consolidated financial condition and results of operations (for the Seller and its Consolidated Subsidiaries) as at the end of, and for, such year. The Seller also agrees to provide to the Agent and the Buyers such other information related to such annual reports or concerning the Seller’s finances or operations as the Agent or any Buyer may from time to time reasonably request. (©) Responsible Officer’s Certificate. Together with each of the monthly and annual Financial Statements required by Sections 16.2(a) , and (b) above, a certificate of a Responsible Officer of Seller in the form of Exhibit B, among other things, (i) setting forth in reasonable detail all calculations necessary to show whether the Seller is in compliance with the requirements of Sections 16.18 of this Agreement or, if the Seller is not in compliance, showing the extent of noncompliance and specifying the period of noncompliance and what actions the Seller proposes to take with respect thereto and (ii) stating that the terms of this Agreement have been reviewed by such Responsible Officer or under his or her supervision, and that he or she has made or caused to be made under his or her supervision, a review in reasonable detail of the transactions and the condition of the Seller during the accounting period covered by such Financial Statements and that such review does not disclose the existence during or at the end of such accounting period and that such Responsible Officer does not have knowledge of the existence as of the date of the Officer’s Certificate of any Event of Default or Default or, if any Event of Default or Default existed or exists, specifying the nature and period of its existence and what action the Seller has taken, is taking and proposes to take with respect to it. 16.3. Financial Statements Will Be Accurate. The Seller agrees that all Financial Statements and reports of auditors furnished to the Agent and the Buyers will be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the Statement Date Financial Statements as at the date thereof and for the period then ended, subject, however for Financial Statements other than year-end statements to year-end audit adjustments and the omission of footnotes and schedules. 78 4857-1543-7856 res s f e d f d r e r eding al ear), l nable etail, r ared r ance ith AP d ith l tes, d panied y: i) ort d qualified i i n f f endent rti i blic untants f nized i g t d y e e ler d ably eptable e gent s f e ffecti e ate, rnst oung eptable e gent), g at h untants ve dited h i ancial t ents r ance ith nera ly pted diti g ards d at, eir i ion, h i ancial t ents r sent irly, l aterial ects, e onsolidated cial nditi n f e e ler d onsolidated bsidiaries, s f e te r of d e onsolidated sults f erati ns d sh s r e ri ds ered y f r ity ith AP; d i) rti i ate ed y esponsible ficer f e e ler t g at i i ancial t ents i l r sent e onsolidated cial nditi n d ults f erati ns r e e ler d onsolidated bsidiaries) s t e d f, d r, h ear. he e ler l rees r vide e gent d e uyers h t er ation l t d h nual orts r cerning e e ler’s ces r erati ns s e gent r y uyer ay e e ably uest. c) esponsible fi er’s ertificate. ogether ith h f e onthly d ual i ancial t ents ired y cti ns . (a) d ) ove, rti i ate f esponsible ficer f e ler e f xhibit , ong t er i gs, ) t g rt nable etail l l lati ns ce sary hether e e ler pliance ith e i ents f cti ns . 8 f is gree ent r, e e ler t pliance, ing e tent f compliance d cif i g e ri d f compliance d hat t ns e e ler oses e ith ect reto d i) at e s f is gree ent ve en ed y h esponsible ficer r der is r er ervision, d at e r e as ade r sed e ade der is r er ervision, i nable etail f e cti ns d e diti n f e e ler ri g e unting ri d ered y h i ancial t ents d at h i es ot i l se e i t ce ri g r t e d f h unting ri d d at h esponsible ficer es ot ve ledge f e i t ce s f e te f e ficer’s ertificate f y vent f efault r efault r, y vent f efault r efault ist d r ists, cif i g e t re d ri d f i t ce d hat ti n e e ler as en, i g d oses e ith ect . .3. i ancial ents i l e curate. he e ler rees at l i ancial t ents d orts f ditors i ed e gent d e uyers i l e r ared r ance ith AP, pli d asis nsistent ith at plied r aring e t ent ate i ancial t ents s t e ate r of d r e ri d n ded, bject, ever r i ancial t ents t er n ar- d e ents r- d dit j t ents d e i sion f t otes d edules.

16.4. Other Reports. The Seller will promptly furnish to the Agent from time to time information regarding the business and affairs of the Seller (and, upon the written request of any Buyer, such information reasonably requested by such Buyer), including the following and such other information as the Agent may from time to time reasonably request (each report required must be signed by a Responsible Officer of the Seller, and the Agent and the Buyers will have no responsibility to verify or track any of the items referenced or conclusions stated in such reports or to verify the authority of its signer): (a) Such reports by the Seller in respect of the Purchased Loans, in such detail and at such times as the Agent or any Buyer in its reasonable discretion may request at any time or from time to time. (b) Within thirty (30) days after request by the Agent, but no sooner than ninety (90) days after the beginning of each fiscal year of the Seller, projected financial information for such fiscal year consisting of income statements and loan production estimates for each month in such fiscal year and a projected balance sheet of the Seller as at the end of each month, together with supporting assumptions, all in reasonable detail and reasonably satisfactory in scope to the Agent. (©) Promptly provide Agent and the Buyers with any information and documentation reasonably requested by the Agent or any Buyer for purposes of compliance with applicable “know your customer” anti-money laundering rules and regulations, including under the USA Patriot Act and any the Beneficial Ownership Regulation. (d) As soon as available and in any event within thirty (30) days after the end of each month, other than each year end month, and within forty-five (45) days after the end of each year end month, a monthly report detailing compliance with the transaction limits and transaction sublimits set forth in Section 4.1 and Section 4.2, in form and detail reasonably satisfactory to Agent. (e) Within 15 days after request by the Agent, a copy of each agency audit, including audits of HUD, any Agency and any other Approved Investors, and copies of Seller’s responses within 15 days of filing or submission. 63) As soon as available and in any event within thirty (30) days after and as of the end of each calendar quarter, other than each year end month, and within forty-five (45) days after the end of each year end month, commencing with the quarter ending June 30, 2022, a repurchase, settlement and indemnification report in the form attached as Exhibit F; (2) As soon as available, and in any event within thirty (30) days after and as of the end of each month, other than each year end month, and within forty-five (45) days after the end of each year end month, a secondary marketing report (including a monthly pipeline position report) in form and detail reasonably satisfactory to Agent; (h) as soon as available, and in any event within thirty (30) days after and as of the end of each month, other than each year end month, and within forty-five (45) days 79 4857-1543-7856 .4. ther eports. he e ler i l ptly ish e gent e e ation r i g e sine s d f irs f e e ler d, on e ri t n uest f y uyer, h ation ably ested y h uyer), i g e o ing d h t er ation s e gent ay e e ably uest h ort ired ust e ed esponsible ficer f e e ler, d e gent d e uyers i l ve o onsibility rify r y f e te s ed r clusions h orts r erify e t ority f er): ) ch orts y e e ler ect f e r hased oans, h etail d t h es s e gent r y uyer nable i r ti n ay uest t y e r e e. ) ithin irt ) ys t r uest y e gent, ut o ner n i ety ) ys ft r e i ning f h al ear f e e ler, r j cted cial ation r h al ear nsisti g f e e ents d n uction ates r h onth h al ar d r j cted l ce eet f e e ler s t e d f h onth, et er ith porti g ptions, l nable etail d ably t ry pe e gent. c) r ptly r vide gent d e uyers ith y ation d entation ably ested y e gent r y uyer r r oses f pliance ith pli able ur er” -m ney ering les d ulations, i g der e SA atriot ct d y e eneficial wnership egulation. ) s n s ail ble d y ent ithin irt ) ys t r e d f ch onth, t er n h ar d onth, d ithin rt -fi e ) ys ft r e d f h ar d onth, onthly ort taili g pliance ith e cti n its d cti n li its t rt cti n .1 d cti n . , d etail ably t ry gent. ) ithin ys ft r uest y e gent, y f h cy dit, i g dits f UD, y gency d y t er pproved estors, d pies f e ler’s nses ithin ys f r i sion. (f) s n s ail ble d y ent ithin irt ) ys t r d s f e d f h l dar arter, t er n h ar d onth, d ithin t -fi e ) ys ft r e d f h ar d onth, mencing ith e arter i g e 0, 2, rchase, le ent d nification ort e ed s xhibit ; g) s n s ailable, d y ent ithin irt ) ys ft r d s f e d f h onth, t er n h ar d onth, d ithin rt -fi e ) ys t r e d f h ear d onth, dary arketing ort n i g onthly i eli e siti n ort) d etail ably t ry gent; ) s n s ailable, d y ent ithin irt ) ys ft r d s f e d f h onth, t er n h ar d onth, d ithin rt -fi e ) ys after the end of each year end month, a loan production report in form and detail reasonably satisfactory to Agent. 16.5. Maintain Existence and Statuses, Conduct of Business. The Seller agrees to preserve and maintain its existence in good standing and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business except where the failure to maintain such rights, privileges, licenses or franchises could not reasonably be expected to have a material adverse effect on any of the Central Elements in respect of the Seller, and the Seller will continue in the residential mortgage lending business as its principal and core business. 16.6. Compliance with Applicable Laws. The Seller and its Subsidiaries will comply with all applicable Legal Requirements, the breach of which could reasonably be expected to materially adversely affect any of the Central Elements with respect to the Seller and its Subsidiaries, taken as a whole, except where contested in good faith. 16.7. Inspection of Properties and Books; Protection of Seller’s Proprietary Information, Buyers’ Due Diligence of Seller. (a) The Seller agrees to permit the Agent and the Buyers, subject to the provisions of Section 24.6, to perform continuing loan level due diligence reviews with respect to the Purchased Loans, for purposes of verifying compliance with the representations, warranties and specifications made in this Agreement or otherwise, and the Seller agrees that upon three (3) Business Days prior notice to the Seller, the Agent or their authorized representatives will be permitted timely and reasonable access to examine, inspect, and make copies and extracts of the related mortgage loan files and any and all documents, records, agreements, instruments or information relating to such Purchased Loans in the possession or under the control of the Seller, any Servicer or the Custodian. The Seller also shall make available to the Agent a knowledgeable financial or accounting officer for the purpose of answering questions respecting the mortgage loan files and the Purchased Loans. Without limiting the generality of the foregoing, the Seller acknowledges that the Buyers may purchase Eligible Loans from the Seller based solely upon the information provided by the Seller to the Agent in the Mortgage Loan Transmission File and the representations, warranties and covenants contained in this Agreement, and that the Agent and the Buyers, at their option, have the right at any time upon three (3) Business Days prior notice to the Seller to conduct a partial or complete due diligence review on some or all of the Purchased Loans prior to or following their purchase in a Transaction, including ordering new credit reports and new appraisals on any property securing any Purchased Loan and otherwise re-generating the information used to originate such Purchased Loan. Notwithstanding any provision to the contrary herein regarding three (3) Business Days prior notice to the Seller, if an Event of Default shall have occurred and be continuing, then the Agent, upon notice to the Seller, shall have the right to immediate access and review of the Seller and the loan information contemplated in this Section 16.7(a), provided that to the extent that the Seller does not have possession of such loan information, the Seller shall cause the applicable Servicer or subservicer to provide the Agent and the Buyers with access and review of such loan information within a reasonable period of time, but not to exceed any prior notification time provided under the related Servicing Agreement with such Servicer or subservicer. 80 4857-1543-7856 t r e d f h ear d onth, n uction ort d etail ably t ry gent. .5. aintain xist ce d t t ses; onduct f usiness. he e ler rees r serve d aintain i t ce od i g d l f ts, ri il ges, ic ses d hises ce sary r sir ble e r al duct f sine s cept here e i re aintain h hts, ri il ges, ic ses r hises uld ot ably e ected ve aterial erse ct y f e entral l ents ect f e e ler, d e e ler i l ti ue e i ential ortgage i g sine s s ri cipal d re sine s. .6. pliance ith plicable aws. he e ler d bsidiaries i l ply ith l pli able egal equirements, e r ch f hich uld ably e ected ateria ly ersely ct y f e entral l ents ith ect e e ler d bsidiaries, n s hole, cept here tested od it . .7. ection f roperties d oks; rotection f e l r’s roprietary ation; uyers’ ue ili nce f e ler. ) he e ler rees r it e gent d e uyers, ject e r visi ns f cti n .6, r ti ing n el e i ce i s ith ect e r hased oans, r r oses f ri i g pliance ith e r sentations, a ranties d cifi ati ns ade is gree ent r t r ise, d e e ler rees at on r e ) usine s ays ri r tice e e ler, e gent r eir t ri ed r sentatives i l e r i ted i ely d able e s ine, ect, d ake pies d tracts f e l t d ortgage n s d y d l uments, ords, r ents, ru ents r ation t g h r hased oans e sse sion r der e ntrol f e e ler, y rvicer r e ustodian. he e ler l a l ake ail ble e gent ledgeable cial r unting ffi er r e r ose f ering esti ns ecti g e ortgage n s d e r hased oans. ithout i iti g e nerality f e oing, e e ler ledges at e uyers ay rchase li ible oans e e ler sed l ly on e ation r i ed y e e ler e gent e ortgage oan r s i sion ile d e r sentations, a ranties d enants tai ed is gr ement, d at e gent d e uyers, t eir tion, ve e t t y e on e ) usine s ays ri r tice e e ler duct artial r plete e i ce i e r l f e r hased oans ri r r o i g eir rchase ransaction, i g eri g dit orts d praisals y r perty ri g y rchased an d r ise erati g e ation sed ri i ate h r hased oan. otwithstanding y r visi n e ntrary rein r i g e ) usine s ays ri r tice e e ler, vent f efault a l ve u red d e ti uing, n e gent, on tice e e ler, a l ve e t ediate e s d i f e e ler d e n ation t plated is cti n . (a), i ed at e tent at e e ler es ot ve sse sion f h n ation, e e ler a l se e pli able rvicer r servicer r vide e gent d e uyers ith e s d i f h n ation ithin nable ri d f e, ut ot eed y ri r tifi ti n e r i ed der e l t d r ici g gree ent ith h rvicer r servicer.

The Agent may conduct the due diligence review of such Purchased Loans itself or engage a third party underwriter selected by the Agent to perform such review. The Seller agrees to, and to cause any relevant Servicer and its subservicer to, reasonably cooperate with the Agent and any third party underwriter in connection with such due diligence review, including providing the Agent and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Loans in the possession, or under the control, of the Seller, such Servicer and such subservicer. The Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Agent in connection with up to two (2) inspections, visits and reviews under this Section 16.7(a) per calendar year, unless a Default or Event of Default has occurred and is continuing, in which case all such costs and expenses of the Agent and any Buyer incurred in the exercise of their rights pursuant to this Section 16.7(a) shall be paid by the Seller. Such visits shall be coordinated by the Agent. (b) The Seller agrees to permit authorized representatives of the Agent and each Buyer to discuss onsite the business, operations, assets and financial condition of the Seller and its Subsidiaries with their respective officers, employees and independent accountants and to examine their books of account and make copies or extracts of them, all at such reasonable times, and upon three (3) Business Days prior notice (or, if an Event of Default shall have occurred and be continuing, immediately following notice to the Seller) as the Agent or any Buyer may request, for any or all of the purposes of ordinary diligence, performing the Buyers’ duties (and any of the Seller’s duties that the Seller has not performed) and enforcing the Buyers’ and the Agent’s rights under this Agreement. The Agent or the Buyer acting will notify the Seller before contacting the Seller’s accountants and the Seller may have its representatives in attendance at any meetings between the officers or other representatives of the Agent or any Buyer and such accountants held in accordance with this authorization. The Agent and each Buyer agrees that it will prevent disclosure by itself or its authorized representatives to third parties of any proprietary information it has received pursuant to this Agreement and will maintain the confidential nature of such material; provided that this restriction shall not apply to information that (i) at the time in question has already entered the public domain, (i1) is required to be disclosed by any Legal Requirement (including pursuant to any examination, inspection or investigation by any Governmental Authority having regulatory jurisdiction over any Buyer or the Agent), (iii) that is furnished by the Agent or any Buyer to purchasers or prospective purchasers of participations or interests in the Purchased Loans so long as such purchasers and prospective purchasers have agreed to be subject to restrictions substantially identical to those contained in this sentence, (iv) the disclosure of which the Agent and the Buyers deem necessary to market or sell Purchased Mortgage Loans or to enforce or exercise their rights under any Repurchase Document as long as any recipients have agreed to be subject to restrictions substantially similar to those in this sentence, or (v) is disclosed by any Buyer to its attorneys, employees, agents and auditors during the performance of their respective duties, subject to the restrictions set forth in this sentence. 81 4857-1543-7856 1 he gent ay duct e e i ce i f h r hased oans lf r age i arty derwriter t d y e gent r h i . he e ler rees , d se y ant rvicer d servicer , ably perate ith e gent d y i arty derwriter nection ith h e i ce i , i g r viding e gent d y i arty derwriter ith e s y d l cuments, rds, r ents, ru ents r ation l t g h r hased oans e se sion, r der e ntrol, f e e ler, h rvicer d h servicer. he e ler rees ay l nable t f cket sts d enses f e gent nection ith p o ) ections, isits d i s der is cti n . (a) er l dar ear, le s efault r vent f efault as u red d nti uing, hich se l h sts d enses f e gent d y uyer rred e ercise f eir ts rsuant is cti n . (a) a l e aid e e ler. ch isits a l e rdinated e gent. ) he e ler rees r it t ri ed r sentatives f e gent d h uyer i s site e sine s, erations, sets d cial diti n f e e ler d bsidiaries ith eir ective ffi ers, ploy es d endent untants d ine eir oks f unt d ake pies r tracts f , l t h able es, d on e ) usine s ays ri r tice r, vent f efault a l ve u red d e ti uing, ediately o ing tice e e ler) s e gent r y uyer ay uest, r y r l f e rposes f i ary i ce, r ing e uyers’ ties d y f e e ler’s ties at e e ler as t r ed) d f rci g e uyers’ d e gent’s ts der is gr ement. he gent r e uyer ti g i l tify e e ler fore tacti g e e ler’s untants d e e ler ay ve r sentatives e ce t y etings t en e ffi ers r t er r sentatives f e gent r y uyer d h untants eld r ance ith is t orization. he gent d h uyer rees at i l r ent i l sure y lf r t ori ed r sentatives i arties f y r prietary ation as i ed rsuant is gree ent d i l aintain e nfidential t re f h aterial; i ed at is t t n a l ot ply ation at ) t e e esti n as y t r d e blic ain, i) ired e l sed y y egal equir ent n i g rsuant y ination, ecti n r sti ati n y y overnmental uthority ing lat ry ri i ti n er y uyer r e gent), ii) at i ed y e gent r y uyer rchasers r r spective rchasers f arti i ati ns r rests e r hased oans g s h rchasers d r spective rchasers ve r ed e ject t t s stantia ly ntical se t i ed is t nce, ) e i l sure f hich e gent d e uyers ce sary arket r l r hased ortgage oans r f rce r ercise eir ts der y epurchase ocument s g s y i ients ve r ed e ject t t s stantia ly ilar se is t nce, r ) i l sed y y uyer eys, ploy es, ents d ditors ri g e r ance f eir ective ties, ject e t t s t rt is t nce.

16.8. Notice of Suits, Etc.. The Seller will, as soon as reasonably practical and in any case no later than three (3) Business Days next following the day when the Seller first learns of it, give written notice to the Agent and the Buyers of: (a) any material action, suit or proceeding instituted by or against the Seller or any of its Subsidiaries in any federal or state court or before any commission, regulatory body or Governmental Authority, or if any such proceedings are threatened against the Seller or any of its Subsidiaries, in a writing containing the applicable details; (b) the filing, recording or assessment of any material federal, state or local tax lien against the Seller or any of its Subsidiaries or any assets of any of them; (©) the occurrence of any Event of Default; (d) the occurrence of any Default; (e) the termination of, or the occurrence of any event that, with or without notice or lapse of time or both, would constitute a default under the Custody Agreement or MBS Custodial Agreement; ® any material adverse finding under any agency audit, including audits of HUD, any Agency and any other Approved Investors, conducted with respect to the Seller and/or any of its assets; (2) the occurrence of: (1) any event that, with or without notice or lapse of time or both, would constitute a default under, or permit the acceleration or termination of, any other agreement, instrument or indenture to which the Seller or any of its Subsidiaries is a party or to which any of them or any of their properties or assets may be subject if either (A) the effect of any such default is or if uncured and unwaived after notice, the lapse of time or both, would be to cause, or to permit any other party to such agreement, instrument or indenture (or a trustee on behalf of such a party) to cause, Debt for borrowed money (including, but not limited to, Debt under a repurchase agreement, reverse repurchase agreement, mortgage warehouse line of credit, sale/buy-back agreement or like arrangement) of the Seller or any of its Subsidiaries in excess of $1,000,000 in the aggregate, and/or other Debt of the Seller or any of its Subsidiaries in excess of $2,000,000 in the aggregate to become or be declared due before its stated maturity or (B) such default, if uncured and unwaived after any relevant notice, the lapse of time or both, could reasonably be expected to result in a material adverse effect on any of the Central Elements in respect of the Seller; (11) any other action, event or condition of any nature (excluding general economic conditions) that, if unremedied after any relevant notice, lapse of time or both, could reasonably be expected to result in either (A) the Seller’s being in breach of or out of compliance with any provision of Section 16.18 82 4857-1543-7856 .8. otice f uits, tc.. he e ler ill, s n s ably r ctical d y se o t r n r e ) usine s ays xt o ing e y hen e e ler t r s f , i e ri t n tice e gent d e uyers f: ) y aterial ti n, it r eeding t t d r ainst e e ler r y f bsidiaries y eral r te urt r fore y mission, lat ry dy r overnmental uthority, r y h eedings re t ed ainst e e ler r y f bsidiaries, riti g tai i g e pli able etails; ) e g, r i g r ent f y aterial eral, te r al ainst e e ler r y f bsidiaries r y sets f y f ; c) e u rence f y vent f efault; ) e u rence f y efault; ) e inati n f, r e urrence f y ent at, ith r it out tice r se f e r oth, ould nstitute fault der e ust dy gree ent r BS ustodial gr ement; (f) y aterial erse i g der y cy dit, i g dits f D, y gency d y t er pproved estors, ducted ith ect e e ler d/or y f sets; g) e u rence f: i) y ent at, ith r it out tice r se f e r th, ould nstitute fault der, r r it e elerati n r inati n f, y t er r ent, ru ent r nture hich e e ler r y f bsidiaries arty r hich y f r y f eir r perties r sets ay e ject er ) e ct f y h fault r cured d aived ft r tice, e se f e r oth, ould e use, r r it y t er arty h r ent, ru ent r nture r t e half f h arty) use, ebt r r ed oney ing, ut ot i it d , ebt der r hase r ent, erse r hase r ent, ortgage arehouse e f dit, b - ack ent r e ent) f e e ler r y f bsidiaries ce s f , 0, 0 e gregate, d/or t er ebt f e e ler r y f bsidiaries ce s f , 0, 0 e regate e r e cl red e fore aturity r ) h fault, cured d aived ft r y ant tice, e se f e r oth, uld ably e ected sult aterial erse ct y f e entral l ents ect f e e ler; ii) y t er ti n, ent r nditi n f y t re l ing neral ic nditi ns) at, r edied t r y ant tice, se f e r th, uld ably e ected sult i er ) e e ler’s i g r ch f r t f pliance ith y r visi n f cti n . 8

(Financial Covenants) or (B) a material adverse effect on any of the Central Elements in respect of the Seller; or (ii1)) any Prohibited Transaction with respect to any Plan, specifying the nature of the Prohibited Transaction and what action the Seller proposes to take with respect to it. 16.9. Payment of Taxes, Etc. The Seller will, and will cause each of its Subsidiaries to, pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon it or its Subsidiaries or upon their respective income, receipts or properties before they become past due, as well as all lawful claims for labor, materials and supplies or other things that, if unpaid, could reasonably be expected to become (or result in the placement of) a Lien or charge upon any part of such properties; provided that it and its affected Subsidiaries shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies that are being contested in good faith and by proper proceedings being reasonably and diligently pursued, execution or enforcement of which has been effectively stayed (by the posting of a bond or other security sufficient to achieve that result, or by any other fully effective means), and for which reserves determined to be adequate (in accordance with GAAP in all material respects) have been set aside on its books. 16.10. Insurance; Fidelity Bond. The Seller will, and will cause each of its Subsidiaries to: (a) maintain liability insurance protecting the Seller and its Subsidiaries against fire and other hazard insurance on its respective properties from which it conducts its business, with responsible insurance companies, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity. Copies of such policies shall be furnished to the Agent without charge upon the Agent’s request made from time to time; and (b) obtain and maintain at its own expense and keep in full force and effect a blanket fidelity bond and an errors and omissions insurance policy covering the Seller's officers and employees and other persons acting on behalf of the Seller. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Seller if the Seller were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Seller shall obtain a comparable replacement bond or policy, as the case may be, meeting the requirements of this Section 16.10(b). Coverage of the Seller under any policy or bond obtained by an Affiliate of the Seller and providing the coverage required by this Section 16.10(b) shall satisfy the requirements of this Section 16.10(b). Such bond and insurance policies shall name Agent as an additional insured and loss payee. Upon the request of the Agent, the Seller shall cause to be delivered to the Buyer evidence of such fidelity bond and insurance policies. 16.11. eMortgage Loans. Seller shall (i) at all times, maintain its status as a member of and participant in the MERS eRegistry in good standing, (ii) at all times remain in compliance 83 4857-1543-7856 i ancial ovenants) r ) aterial erse ct y f e entral l ents ect f e e ler; r ii) y r hibited r nsaction ith ect y lan, cif i g e t re f e r hibited r nsaction d hat ti n e e ler r poses e ith ect . .9. ayment f xes, tc. he e ler ill, d i l se h f bsidiaries , ay d i arge r se e aid d r ed ptly l es, ents d er ental arges r ies posed on r bsidiaries r on eir ective e, eipts r r perties fore y e ast e, s ell s l ful s r or, aterials d plies r t er gs at, paid, uld ably e ected e r sult e l ent f) ien r arge on y art f h r perties; r i ed at d t d bsidiaries a l t e ired ay es, ents r er ental arges r ies r s r or, aterials r plies at re i g ntested od it d y r per eedings i g ably d i ntly rsued, cuti n r ent f hich as en ti ely d e sti g f nd r t er urity ffi i nt i ve at sult, r y y t er ll cti e eans), d r hich r es t ined e quate r ance ith AP l aterial ects) ve en t i e oks. . 0. rance; idelity ond. he e ler ill, d i l se h f bsidiaries : ) aintain ilit r ce r t cti g e e ler d bsidiaries ainst d t er zard r ce ective r perties hich ducts sine s, ith nsible r ce panies, h ounts d ainst h s s st arily rri d y ilar si e ses erati g e e i inity. opies f h olicies a l e i ed e gent it out arge on e gent’s uest ade e e; d ) tain d aintain t n ense d ep l r e d ct l ket lit nd d rs d i sions r ce li y ering e e ler's ffi ers d ploy es d t er rs ns ti g half f e e ler. he ount f erage a l e t st ual e erage at ould e ired y nnie ae r r ddie ac, hichever r ater, ith ect e e ler e e ler ere i i g d inistering e ortgage oans r a nie ae r r ddie ac. e ent at y h nd r li y ses e fect, e e ler a l tain parable ent nd r olicy, s e se ay e, eting e i ents f is cti n . 0(b). overage f e e ler der y li y r nd t i ed y filiate f e e ler d r viding e erage ired y is cti n . (b) a l ti f e i ents f is cti n . 0(b). ch nd d r ce licies a l e gent s diti nal r d d ss y e. pon e uest f e gent, e e ler a l se e l red e uyer i nce f h lit nd d r ce olicies. . 1. ortgage oans. e ler a l ) t l es, aintain t s s ember f d rti i ant e ERS egistry od ing, i) t l es ain pliance in all material respects with all terms and conditions of membership in MERS eRegistry including, but not limited to, the MERS Procedures Manual and the MERS eRegistry procedures, (111) not cause or permit the Location status, Controller status, Secured Party status, Secured Party Delegatee status, Delegatee status, Master Servicer Field or Subservicer Field on the MERS eRegistry of any eNote pledged or sold to Agent or any Buyer to be other than as required by paragraphs (16) and (24) of the definition of Eligible Loan, or cause or permit a Control Failure to occur with respect to any such eNote, or paper-out any such eNote. 16.12. Subordination of Certain Indebtedness. The Seller will cause any and all debt and obligations of the Seller to any Affiliate or any member, manager, stockholder, director or officer of the Seller or any Affiliate in excess of One Million Dollars ($1,000,000) (excluding (x) debt for directors’ or officers’ salary, bonuses, directors’ fees or other compensation for service, (y) any mortgage warehouse loans from or repurchase transactions with Parent permitted pursuant to Section 17.2(c) and (z) obligations to remit loan proceeds to Parent or its Affiliates arising out of a sale of homes by Parent or such Affiliate financed by the Seller) to be Qualified Subordinated Debt by the execution and delivery by such Affiliate or member, manager, stockholder, director or officer, as applicable, to the Agent of a Subordination Agreement and the taking of all other steps (if any) required to cause such Debt to be Qualified Subordinated Debt and deliver to the Agent an executed copy of that Subordination Agreement, certified by the corporate secretary or assistant secretary of the Seller to be true and complete and in full force and effect, as to all such present and future debts and obligations of the Seller. 16.13. Certain Debt to Remain Unsecured. Except for obligations of Seller to Parent under the Parent Repurchase Agreement with respect to Mortgage Loans (other than Purchased Loans) purchased by Parent from Seller, the Seller will cause any and all obligations of the Seller to any shareholder, officer or Affiliate of the Seller, whether such debt exists as of the Effective Date or is incurred in the future, to remain at all times unsecured. 16.14. Promptly Correct Escrow Imbalances. By no later than seven (7) Business Days after learning (from any source) of any material imbalance in any escrow account(s) maintained by the Seller (or any subservicer for it), the Seller will fully and completely correct and eliminate such imbalance. 16.15. MERS Covenants. The Seller will: (a) be a “Member” (as defined in the MERS Agreements) of MERSCORP; (b) maintain the Electronic Tracking Agreement in full force and effect and timely perform in all material respects all of its obligations thereunder; (c) provide the Agent with copies of any new MERS Agreement or any amendment, supplement or other modification of any MERS Agreement (other than the Electronic Tracking Agreement); (d) not amend, terminate or revoke, or enter into any agreement that is inconsistent with or contradicts any provision of the Electronic Tracking Agreement; 84 4857-1543-7856 l aterial ects ith l s d nditi ns f embership ERS egistry l ding, ut ot i it d , e ERS r cedures anual d e ERS egistry r cedures, iii) ot se r r it e ocation t s, ontroller t s, cured arty t s, ured arty elegat e t s, elegat e t s, aster rvicer i ld r bservicer i ld e ERS egistry f y ote l ed r l gent r y uyer e t er n s uired y r raphs ) d ) f e fi iti n f li ible oan, r se r r it ontrol ail re cur ith ect y h ote, r per-out y h ote. . 2. bordination f ertain ebtedness. he e ler i l se y d l bt d li ati ns f e e ler y filiate r y ember, anager, holder, i ctor r ffi er f e e ler r y filiate ce s f ne i li n ollars , 0,0 0) l ing ) bt r i ctors’ r ffi ers’ l ry, nuses, i ctors’ s r t er pensation r r ice, ) y ortgage arehouse ns r r hase cti ns ith arent r i ted rsuant cti n . (c) d ) li ati ns it n ceeds arent r filiates g t f le f es y arent r h filiate n ed y e e ler) e ualified bordinated ebt y e cuti n d li ery y h filiate r ember, anager, holder, i ctor r fficer, s plicable, e gent f bordination gree ent d e i g f l t er s y) ired se h ebt e ualified bordinated ebt d li er e gent cuted y f at bordination gr ement, rti y e r orate retary r sist nt r tary f e e ler e e d plete d l r e d fect, s l h r sent d t re bts d li ati ns f e e ler. . 3. ertain ebt e ain nsecured. xcept r li ati ns f e ler arent der e arent epurchase gree ent ith ect ortgage oans t er n r hased oans) r ased y arent e ler, e e ler i l se y d l li ati ns f e e ler y r holder, ffi er r filiate f e e ler, hether h bt ists s f e ffecti e ate r rred e t re, ain t l es secured. . 4. romptly o rect scr balances. y o t r n en ) usine s ays ft r i g r y rce) f y aterial balance y ount(s) aintai ed y e e ler r y servicer r , e e ler i l ll d pletely rrect d inate h balance. . 5. ERS ovenants. he e ler ill: ) e ember” s fi ed e ERS greements) f ERSCORP; ) aintain e l ctr nic r cking gree ent l r e d ct d i ely r l aterial ects l f li ati ns nder; ) r vide e gent ith pies f y ERS gree ent r y endment, l ent r t er odification f y ERS gree ent t er n e l ctr nic r cking gr ement); ) ot end, inate r oke, r ter t y ent at nsistent ith r ntradicts y r visi n f e l ctr nic r cking gr ement;

(e) identify to the Agent each Purchased Loan that is registered in the MERS System, at the earlier of the time it is so registered or the time it is purchased or deemed purchased hereunder, as so registered;

(f) at the request of the Agent, take such actions as may be requested by the Agent to:

(i) transfer beneficial ownership of any Purchased Loan to the Agent on behalf of the Buyers on the MERS System; or

(ii) de-register or re-register any Purchased Loan on, or withdraw any Purchased Loan from, the MERS System;

(g) provide the Agent with copies of any or all of the following reports with respect to the Purchased Loans registered on the MERS System at the request of the Agent:

(i) Change Notification Report (VB);

(ii) MIN Milestones Report (VA); and

(iii) such other reports as the Agent may reasonably request to verify the status of any Purchased Loan on the MERS System;

(h) notify the Agent of any withdrawal or deemed withdrawal of the Seller's membership in the MERS System or any deregistration of any Purchased Loan previously registered on the MERS System; and

(i) obtain the prior written consent of the Agent before entering into an electronic tracking agreement (other than the Electronic Tracking Agreement) with any other Person.

16.16. *Special Affirmative Covenants Concerning Purchased Loans*.

(a) Until both (i) all of the Purchased Loans shall have been repurchased by the Seller and (ii) the Buyers have no obligation to purchase any additional Mortgage Loans hereunder or provide any other financial accommodations to the Seller under or otherwise in respect of this Agreement, the Seller warrants and will defend the right, title and interest of the Buyers and the Agent in and to the Purchased Loans against the claims and demands of all persons whomsoever.

(b) The Seller shall maintain, at its principal office or in a regional office reasonably approved by the Agent, or in the office of a computer service bureau engaged by the Seller and reasonably approved by the Agent, and upon request shall make available to the Agent and the Custodian the originals of all Loan Papers and related instruments (except that with respect to eMortgage Loans, the single Authoritative Copy of the related eNote shall be maintained in the eVault), and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records

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and other information and data relating to the Purchased Loans that are held by or under the direction or control of the Seller or any of its Affiliates and that have not already been provided to the Agent or the Custodian. (c) The Seller shall ensure that, if a Mortgage Loan that is to be funded and sold to the Buyers as a Wet Loan does not close on the proposed Purchase Date, all amounts remitted by the Agent for the payment of the Purchase Price shall be returned promptly within two (2) Business Days to the Agent for the benefit of the Buyers and if such funds are not so returned, the Seller shall pay promptly within two (2) Business Days a like amount to the Agent for the benefit of the Buyers plus any accrued Price Differential. The Seller acknowledges that until such time as the Mortgage Loan is deemed to have been sold to the Buyers, the Seller has no interest in, nor any claim to such amounts and shall, if it receives such amounts, hold such amounts in trust for the Buyers and shall promptly remit such funds to the Agent for disbursement to the Buyers. 16.17. Coordination with Other Lenders/Repo Purchasers and Their Custodians. The Seller will provide to the Agent the current name, address and contact information concerning each of the Seller’s other mortgage warehouse credit and repurchase facilities, will update such information provided to the Agent as changes to the facilities or such name, address or contact information occurs, and will cooperate and assist the Agent in exchanging information with such others (and their document custodians or trustees) to prevent conflicting claims to and interests in Purchased Loans between or among repurchase facilities counterparties or lenders, and promptly correct such conflicting claims as may arise from time to time. The Seller will execute and deliver to the Agent any intercreditor agreement the Agent may require pursuant to Section 17.8. 16.18. Financial Covenants. Seller shall: (a) Adjusted Tangible Net Worth. Maintain at all times, Seller’s Adjusted Tangible Net Worth in an amount no less than $70,000,000. (b) Adjusted Tangible Net Worth Ratio. Maintain at all times, the ratio of (i) Total Liabilities plus, to the extent not otherwise included in Total Liabilities, off balance sheet liabilities (including but not limited to recourse servicing, recourse sale and other recourse obligations, guaranty, indemnity and mortgage loan repurchase obligations) to (ii) the Adjusted Tangible Net Worth of not less than 8.0 to 1.0. (©) Liquidity. Maintain at all times, Liquidity of not less than $40,000,000. (d) Net Income. Maintain as of the last day of each month, commencing with the month ending June 30, 2022, the Seller’s Net Income for the 12 month period then ending, of not less than $1. (e) Seller Cure Right. If the Seller fails to comply with Section 16.18(d) of this Agreement for any calendar month, then, until the expiration of the period (the “Cure Period”) commencing on the last day of any month and ending on the date occurring on the thirtieth (30th) day (the “Cure Date”) subsequent to the earlier of (x) the date that the compliance certificate for such calendar month is required to be delivered pursuant to Section 16.2(¢c) hereof and (y) the date that such compliance certificate for such calendar 86 4857-1543-7856 d t er ation d ta l t g e r hased oans at re ld y r der e i ti n r ntrol f e e ler r y f filiates d at ve t y en i ed e gent r e ustodian. ) he e ler a l sure at, a ortgage oan at e ed d l e uyers s et oan es ot se e osed rchase ate, l ounts i ted y e gent r e ent f e rchase ri e a l e ed ptly ithin o ) usine s ays e gent r e nefit f e uyers d h ds re t r ed, e e ler a l ay ptly ithin o ) usine s ays e ount e gent r e enefit f e uyers l s y r ed ri e i ferential. he e ler ledges at ntil h e s e ortgage an ed ve en l e uyers, e e ler as o t rest , r y h ounts d all, i es h ounts, ld h ounts st r e uyers d a l ptly it h ds e gent r ent e uyers. . 7. oordination ith ther enders/ epo urchasers d eir ustodians. he e ler i l r vide e gent e rrent e, dre s d ntact ation cerning h f e e ler’s t er ortgage arehouse dit d r hase ilities, i l date h ation r i ed e gent s nges e iliti s r h e, dre s r ntact ation curs, d i l perate d sist e gent anging ation ith h t ers d eir ent st dians r t es) r ent nflicti g s d t rests r hased oans t en r ong r hase iliti s nterparties r ders, d ptly rrect h nflicti g s s ay i e e e. he e ler i l ecute d li er e gent y r ditor ent e gent ay uire rsuant cti n .8. . 8. i ancial ovenants. e ler all: ) djusted ngible et orth. aintain t l es, e ler’s djusted angible et orth ount o s n , 0, 0. ) djusted ngible et orth atio. aintain t l es, e ti f ) otal iabilities l s, e tent ot r ise ed otal iabilities, ff l ce eet iliti s i g ut t i it d urse icing, urse le d t er urse li ations, aranty, nity d ortgage n rchase li ati ns) i) e djusted angible et orth f ot s n . . . c) iquidity. aintain t l es, i uidity f ot s n , 0, 0. ) et e. aintain s f e st y f h onth, mencing ith e onth i g e , 2, e e ler’s et e r e onth ri d n ding, f ot s n 1. ) e ler ure ight. e e ler ils ply ith cti n . (d) f is gree ent r y l dar onth, n, ntil e pirati n f e ri d e ure eri d”) mencing e st y f y onth d i g e ate cu ri g e i t t th) y e ure ate”) s quent e rlier f ) e ate at e pliance rti i ate r h l dar onth ired e l red rsuant cti n .2( ) r of d ) e te at h pliance rti i ate r h l dar month is actually delivered to the Agent, it shall not be deemed to be a Default or Event of Default hereunder if the Seller provides notice (the “Cure Notice”) to the Agent on a date (the “Cure Notification Date”) occurring within three (3) Business Days of the earlier of the dates described in clauses (x) and (y) above (the “Cure Notification Period”) that it intends to exercise the cure right under this Section 16.18(e) (the “Cure Right) and the Seller receives from Parent an amount not less than the difference between the actual amount of the Seller’s Net Income for such month and the amount of Net Income the Seller was required to have for such month under Section 16.18(d), plus $1.00 (the “Contribution Amount”) on or prior to the Cure Date; provided that the Seller may exercise the Cure Right only one (1) time during the then-current term of this Agreement. For purposes of any month as to which the Seller exercised a cure right under this Section 16.18(e), the Contribution Amount shall be reflected in the determination of the Seller’s Net Income for such month. Notwithstanding anything in this Agreement to the contrary, any noncompliance with Section 16.18(d) of this Agreement shall not constitute a Default or an Event of Default until the earlier of (A) the day after the Cure Notification Date, if no Cure Notification has been delivered within the Cure Notification Period, and (B) the Cure Date, if the Contribution Amount has not been applied on or prior to the Cure Date as described above; provided further that, during the Cure Notification Period, and during the Cure Period if a Cure Notice has been delivered within the Cure Notification Period, the Seller shall not be permitted to request any Transactions. Section 17. Negative Covenants. The Seller agrees that, until all of Seller’s Obligations (other than contingent reimbursement or indemnification obligations as to which no claim has been asserted) have been paid or performed in full, all Purchased Loans have been repurchased and the Agent and the Buyers have no further Commitments or other obligations under this Agreement or the other Repurchase Documents, the Seller shall not, and shall not permit any Subsidiary to, either directly or indirectly, do any of the following, without the prior written consent of the Required Buyers: 17.1. No Merger. Merge or consolidate with or into any Person. 17.2. Limitation on Debt and Contingent Indebtedness. At no time shall the Seller or any Subsidiary incur, create, contract, assume, have outstanding, guarantee or otherwise be or become, directly or indirectly, liable in respect of any Debt or Contingent Indebtedness except: (a) the Obligations; (b) trade debt (including, without limitation, trade debt for services provided by an Affiliate), equipment leases, loans for the purchase of equipment used in the ordinary course of the Seller’s business and other accounts payable and accruals arising in the ordinary course of the Seller’s business and indebtedness for taxes and assessments not yet due and payable owed in the ordinary course of business; (c) Debt under the Parent Repurchase Agreement; 87 4857-1543-7856 onth t a ly l red e gent, a l ot e ed e efault r vent f efault r nder e e ler r vides tice e ure otice”) e gent te e ure otificati n ate”) cu ri g ithin r e ) usine s ays f e rlier f e tes scri ed ses ) d ) ve e ure otificati n eri d”) at ds ercise e re t der is cti n . 8(e) e ure ight) d e e ler i es arent ount t s n e i ce t en e t al ount f e e ler’s et e r h onth d e ount f et e e e ler as ired ve r h onth der cti n . 8(d), l s . 0 e ontribution mount”) r ri r e ure ate; r i ed at e e ler ay ercise e ure ight ly e ) e ri g e -cu rent f is gr ement. or r oses f y onth s hich e e ler ercised re t der is cti n . 8(e), e ontribution ount a l e t d e t ination f e e ler’s et e r h onth. otwithstanding t i g is gree ent e ntrary, y co pliance ith cti n . (d) f is gree ent a l ot nstitute efault r vent f efault ntil e rlier f ) e y ft r e ure otificati n ate, o ure otificati n as en l red ithin e ure otificati n eriod, d ) e ure ate, e ontribution ount as ot en plied r ri r e ure ate s scri ed ove; i ed rt er at, ri g e ure otificati n eriod, d ri g e ure eri d ure otice as en l red ithin e ure otificati n eriod, e e ler a l ot e r i ted uest y ransactions. cti n . egative ovenants. he e ler rees at, ntil l f e ler’s bligations t er n ti gent urs ent r nification li ati ns s hich o as en rted) ve en aid r r ed l, l r hased oans ve en r ased d e gent d e uyers ve o rt er o mitments r t er li ati ns der is gree ent r e t er epurchase ocuments, e e ler a l ot, d a l ot r it y bsidiary , er i ctly r irectly, y f e ing, it out e ri r ri t n sent f e equired uyers: .1. o erger. erge r nsolidate ith r t y erson. .2. i itation ebt d onti gent ebtedness. t o e a l e e ler r y bsidiary ur, ate, ntract, e, ve tst ding, arant e r r ise e r e, i ctly r irectly, le ect f y ebt r ontingent tedne s cept: ) e bligations; ) e bt ing, it out i itati n, e bt r ices i ed y filiate), i ent ses, ns r e rchase f i ent ed e i ary urse f e e ler’s sine s d t er unts yable d ruals g e i ary urse f e e ler’s sine s d t ne s r es d ents ot et e d yable ed e i ary urse f sine s; ) ebt der e arent epurchase gr ement;

(d) Debt under mortgage warehousing facilities, mortgage repurchase facilities or off-balance sheet indebtedness under other financing arrangements, other than under the Parent Repurchase Agreement or this Agreement, in an aggregate amount at any one time not to exceed One Hundred Fifty Million Dollars ($150,000,000); (e) liabilities to its Affiliates (including without limitation obligations to remit loan proceeds to the Parent or its Affiliates arising out of a sale of homes by Parent or such Affiliate financed by the Seller) incurred in the ordinary course of business as currently conducted; ® Debt in respect of any exchange traded or over the counter derivative transaction or any Hedge Agreement entered into in the ordinary course of business and not for speculative purposes; and (2) contingent repurchase obligations arising out of loan sale representations and warranties. 17.3. Business. The Seller shall not, directly or indirectly, engage in any businesses that differ materially from those currently engaged in by the Seller or any other businesses customarily engaged in by other Persons in the mortgage banking business. 17.4. Liquidations, Dispositions of Substantial Assets. Except as expressly provided below in this Section 17.4, neither the Seller nor any Subsidiary shall dissolve or liquidate or sell, transfer, lease or otherwise dispose of any material portion of its property or assets or business. Except as provided herein for the Purchased Loans, the Seller and the Subsidiaries may sell other Mortgage Loans and the right to service such other Mortgage Loans in the ordinary course of their business pursuant, if applicable, to other repurchase facilities or mortgage warehousing facilities allowed hereunder, any Subsidiary may sell its property, assets or business to the Seller or another Subsidiary, and any Subsidiary may liquidate or dissolve if at the time thereof and immediately thereafter, the Seller and the Subsidiaries are in compliance with all covenants set forth in the Repurchase Documents and no Default or Event of Default shall have occurred and be continuing. 17.5. Loans, Advances, and Investments. Neither the Seller nor any Subsidiary shall make any loan (other than Mortgage Loans), advance, or capital contribution to, or investment in (including any investment in any Subsidiary, joint venture or partnership), or purchase or otherwise acquire any of the capital stock, securities, ownership interests, or evidences of indebtedness of, any Person (collectively, “Investment’), or otherwise acquire any interest in, or control of, another Person, except for the following: (a) Cash Equivalents; (b) Any acquisition of securities or evidences of indebtedness of others when acquired by the Seller in settlement of accounts receivable or other debts arising in the ordinary course of its business, so long as the aggregate amount of any such securities or evidences of indebtedness is not material to the business or condition (financial or otherwise) of the Seller; 88 4857-1543-7856 ) ebt der ortgage arehousing ilities, ortgage r hase iliti s r l ce eet t ne s der t er n ci g ents, t er n der e arent epurchase gree ent r is gr ement, regate ount t y e e ot eed ne undred ift i li n ollars 0, 0, 0); ) iliti s filiates n i g it out i it ti n li ati ns it n r ceeds e arent r filiates g t f le f es y arent r h filiate n ed y e e ler) rred e i ary urse f sine s s rr ntly ducted; (f) ebt ect f y ange d r er e unter ri ati e cti n r y edge gree ent t r d t e i ary urse f sine s d ot r culative rposes; d g) ti gent r hase li ati ns g t f n le r sentati ns d a ranties. .3. usiness. he e ler a l ot, i ctly r irectly, age y si e ses at iffer ateria ly se rr ntly aged y e e ler r y t er si e ses t arily aged y t er ersons e ortgage king sine s. .4. i uidations, ispositions f bstantial sets. xcept s re sly r i ed l is cti n .4, it er e e ler r y bsidiary a l i l e r iq i ate r l, sfer, se r r ise i se f y aterial rti n f r perty r sets r sine s. xcept s i ed rein r e r hased oans, e e ler d e bsidiaries ay l t er ortgage oans d e ht ice h t er ortgage oans e i ary urse f eir sine s rsuant, plicable, t er r hase iliti s r ortgage arehousing iliti s o ed r under, y bsidiary ay l r perty, sets r sine s e e ler r other bsidiary, d y bsidiary ay i i ate r i l e t e e f d ediately reafter, e e ler d e bsidiaries re pliance ith l enants t rt e epurchase ocuments d o efault r vent f efault a l ve cu red d e nti uing. .5. oans, dvances, d est ents. either e e ler r y bsidiary a l ake y n t er n ortgage oans), ance, r pital ntri uti n , r t ent i g y t ent y bsidiary, int nture r art ership), r rchase r r ise uire y f e pital ck, urities, nership t rests, r i nces f t ne s f, y ers n ll cti ely, est ent”), r r ise uire y t rest , r ntrol f, ther erson, cept r e ing: ) ash quivalents; ) ny uisiti n f urities r i nces f t ne s f t ers hen uired y e e ler le ent f unts i able r t er bts g e i ary urse f sine s, g s e regate ount f y h urities r i nces f t ne s t aterial e sine s r diti n cial r r ise) f e e ler;

(©) Mortgage Loans acquired in the ordinary course of the Seller’s business; (d) Investment in any existing Subsidiary; provided that at the time any such investment is made and immediately thereafter, the Seller and the Subsidiaries are in compliance with all covenants set forth in the Repurchase Documents and no Default or Event of Default shall have occurred and be continuing; (e) Investments in Affiliates incurred in the ordinary course of business as currently conducted; (f) Investments in Subsidiaries acquired by Parent or the Seller as a result of the Parent’s merger with Centex Corporation, provided that at the time any such investment is made and immediately thereafter, the Seller and such Subsidiaries are in compliance with all covenants set forth in the Repurchase Documents and no Default or Event of Default exists or would result therefrom; and (2) Investments arising in connection with the Hedge Agreements entered into in the ordinary course of business and not for speculative purposes. 17.6. Use of Proceeds. The Seller shall not, directly or indirectly, use any of the proceeds of the Transactions for the purpose, whether immediate, incidental or ultimate, of buying any “margin stock” or of maintaining, reducing or retiring any Debt or Contingent Indebtedness originally incurred to purchase a stock that is currently any “margin stock”, or for any other purpose that might constitute this transaction a “purpose credit”, in each case within the meaning of Regulation U or otherwise take or permit to be taken any action that would involve a violation of Regulation U, Regulation T or Regulation X. 17.7. Transactions with Affiliates. The Seller shall not enter into any transactions including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transactions are otherwise permitted under this Agreement (including, without limitation, the transactions permitted under Section 17.2 or Section 17.5) and are in the ordinary course of the Seller’s business. 17.8. Liens. The Seller shall not grant, create, incur, assume, permit or suffer to exist any Lien upon any of its Mortgage Loans or any other property related thereto, including but not limited to the related Mortgage Notes and the Mortgages securing such Mortgage Notes and the proceeds of such Mortgage Notes, including without limitation, any of the Collateral under Section 10, other than (a) Liens granted to the Agent for the benefit of the Buyers under this Agreement and (b) except with respect to any Collateral, Liens under warehouse or repurchase facilities permitted under Section 17.2(c) or Section 17.2(d). 17.9. ERISA Plans. Neither the Seller nor any Subsidiary shall adopt or agree to maintain or contribute to an ERISA Plan. The Seller shall promptly notify the Agent and each Buyer in writing in the event an ERISA Affiliate adopts an ERISA Plan. 17.10. Change of Principal Office. The Seller shall not change its jurisdiction of organization. The Seller shall not change its legal name or move its principal office, executive 89 4857-1543-7856 c) ortgage oans uired e i ary urse f e e ler’s sine s; ) st ent y isti g bsidiary; r i ed at t e e y h t ent ade d ediately reafter, e e ler d e bsidiaries re pliance ith l enants t rt e epurchase ocuments d o efault r vent f efault a l ve u red d e nti uing; ) st ents filiates rred e i ary urse f sine s s rr ntly ducted; ) st ents bsidiaries uired y arent r e e ler s ult f e arent’s erger ith entex orporation, r i ed at t e e y h t ent ade d ediately reafter, e e ler d h bsidiaries re pliance ith l enants t rt e epurchase ocuments d o efault r vent f efault ists r ould sult ; d g) st ents g nection ith e edge gree ents t red t e i ary urse f sine s d ot r culative rposes. .6. se f roc eds. he e ler a l ot, i ctly r irectly, se y f e ceeds f e r nsactions r e rpose, hether ediate, i ental r l ate, f ying y argin ” r f aintaining, cing r t g y ebt r ontingent tedne s ri i a ly rred rchase k at rr ntly y argin k”, r r y t er r ose at ight nstitute is cti n r ose dit”, h se ithin e eaning f egulation r r ise e r r it e n y ti n at ould lve i l ti n f egulation , egulation r egulation . .7. nsactions ith fili tes. he e ler a l ot ter t y cti ns l ing, it out i itati n, y rchase, le, se r ange f r perty r e eri g f y r ice, ith y filiate le s h cti ns re r ise r i ted der is gree ent l ing, it out itati n, e cti ns r i ted der cti n .2 r cti n . ) d re e i ary urse f e e ler’s sine s. .8. iens. he e ler a l ot rant, ate, ur, e, r it r ffer ist y i n on y f ortgage oans r y t er r perty t d reto, i g ut ot i it d e l t d ortgage otes d e ortgages ri g h ortgage otes d e ceeds f h ortgage otes, i g it out itati n, y f e o lateral der cti n , t er n ) i ns ted e gent r e enefit f e uyers der is gree ent d ) cept ith ect y ollateral, i ns der arehouse r r hase iliti s r i ted der cti n . (c) r cti n . (d). .9. ISA lans. either e e ler r y bsidiary a l opt r ree aintain r ntri ute I A lan. he e ler a l ptly tify e gent d h uyer riti g e ent I filiate opts I lan. . 0. ange f ri cipal fice. he e ler a l ot ge ri i ti n f anization. he e ler a l t ge al e r ove ri cipal ffice, ecutive office or principal place of business from any address set forth in this Agreement, without prior written notice to the Agent and each Buyer. 17.11. Distributions. The Seller shall make no payment of dividends or distributions to its shareholders if either before or after giving effect thereto a Default or an Event of Default exists or shall be caused thereby. 17.12. Limitations on Payments of Certain Debt. Make any prepayment, repurchase, redemption, defeasance or any other payment in respect of any Debt of the Seller owing to any members and managers of the Seller and all Affiliates of the Seller, including Parent (except with respect to (i) any mortgage warehouse loans from or repurchase transactions with Parent permitted pursuant to Section 17.2(c) and (ii) obligations to remit loan proceeds to Parent or its Affiliates arising out of a sale of homes by Parent or such Affiliate financed by the Seller), to whom or which the Seller is indebted as of the date of this Agreement in excess of One Million Dollars ($1,000,000), either for borrowed money or for any other obligation, excluding salary, bonus or other compensation obligations, if, at the time of such prepayment, repurchase, redemption, defeasance or any other payment a Default or Event of Default exists or would result from such payment, except to the extent permitted under the terms of any applicable Subordination Agreement, or, if no Subordination Agreement exists, if permitted by the Required Buyers. 17.13. No Changes in Accounting Practices or Fiscal Year. The Seller shall not make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP, or change its fiscal year. Section 18. Events of Default; Event of Termination. 18.1. Events of Default. The following events shall constitute events of default (each an “Event of Default’) hereunder: (a) The Seller shall default in the payment of (i) the Repurchase Price for any Purchased Loans on the applicable Repurchase Date, (ii) any Price Differential, Facility Fees or Agent’s Fees when due and fail to cure such default within one (1) Business Day, (iii) any amount required to be paid or transferred or paid to eliminate any Margin Deficit within the time period specified in Section 6.2 or (iv) any other Obligation, when the same shall become due and payable, whether at the due date thereof, or by acceleration or otherwise, and the Seller fails to pay any such other Obligation within three (3) Business Days of the due date therefor. (b) An Event of Insolvency occurs with respect to (i) the Parent, (ii) the Seller or (iii) a Subsidiary, but only if the Event of Insolvency as to such Subsidiary causes a material adverse effect on the Central Elements of the Seller. (c) Any representation or warranty made by the Seller under any Repurchase Document shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, provided that, notwithstanding the foregoing, solely with respect to a breach of the representations or warranties in Section 15.3 hereunder which was not willful or fraudulent, such breach shall not constitute a 90 4857-1543-7856 ffi e r ri cipal l ce f sine s y dre s t rt is greement, it out ri r ri t n tice e gent d h uyer. . 1. istri utions. he e ler a l ake o ent f i nds r i ti ns r olders i er fore r ft r i i g ct reto efault r vent f efault ists r a l e sed r by. . 2. i itati ns ayments f ertain ebt. ake y ayment, rchase, ption, f sance r y t er ent ect f y ebt f e e ler ing y embers d anagers f e e ler d l filiates f e e ler, i g arent ept ith ect ) y ortgage arehouse ns r r hase cti ns ith arent r i ted rsuant cti n . (c) d i) li ati ns it n ceeds arent r filiates g t f le f es y arent r h filiate n ed y e e ler), ho r hich e e ler bted s f e te f is gree ent ce s f ne i li n ollars , 0, 0), i er r r ed oney r r y t er li ation, l ding l ry, nus r t er pensation li ations, , t e e f h y ent, rchase, ption, f sance r y t er ent efault r vent f efault ists r ould sult h ent, cept e tent r i ted der e s f y pli able bordination gr ement, r, o bordination gree ent ists, r i ted y e equired uyers. . 3. o hanges ccounting ractices r iscal ar. he e ler a l ot ake y ifi ant ge unting e ent r orti g ractices, cept s ired r r i ted AP, r nge al ear. cti n . vents f efault; vent f er ination. .1. vents f efault. he o ing ents a l nstitute ents f fault h vent f efault”) r under: ) he e ler a l fault e ent f ) e epurchase ri e r y r hased oans e pli able epurchase ate, i) y ri e i ferential, acility ees r gent’s ees hen e d il re h fault ithin e ) usine s ay, ii) y ount ired e aid r f rr d r aid inate y argin eficit ithin e e ri d cifi d cti n . r ) y t er bligation, hen e e a l e e d yable, hether t e e te reof, r y elerati n r r ise, d e e ler ils ay y h t er bligation ithin r e ) usine s ays f e e te refor. ) n vent f l cy curs ith ect ) e arent, i) e e ler r ii) bsidiary, ut ly e vent f l cy s h bsidiary ses aterial erse ct e entral l ents f e e ler. ) ny r sentati n r a ranty ade y e e ler der y epurchase ocument a l ve en rect r tr e y aterial ect hen ade r ated r ed ve en ade r eated, i ed at, t it st ding e oing, l ly ith ect r ch f e r sentati ns r a ranties cti n .3 r nder hich as t i lful r ulent, h r ch a l ot nstitute

Default or Event of Default hereunder if such breach does not result in a Margin Deficit under Section 6 hereof, or if such breach does result in a Margin Deficit under Section 6 hereof, Seller performs its obligations under Section 6 hereof with respect to the resulting Margin Call in accordance with the provisions thereof. (d) Any covenant contained in Sections 16.1, 16.2, 16.3, 16.4, 16.8, 16.9 16.11, 16.14, 16.15, 16.16, 16.18 or 17 (except for the covenants contained in Sections 17.10 and 17.13) shall have been breached and, solely in the case of breach of the covenant contained in Section 16.18(d), expiration of the Cure Right under Section 16.18(e) to the extent applicable under the terms thereof without cure by Seller. (e) Any covenant contained in Sections 16, 17.10 or 17.13 (except for the covenants contained in Sections 16.1, 16.2, 16.3, 16.4, 16.8, 16.9, 16.11, 16.14, 16.15 16.16, and 16.18) shall have been breached or any other covenant or agreement contained in any Repurchase Document is breached, and in each case, such breach is not cured within thirty (30) calendar days of the earlier of the Seller’s knowledge of such breach or the Seller’s receipt of notice of such breach from any source. 63) Failure of the Seller or any of its Subsidiaries to pay any other Debt when due, or any default in the payment when due of any principal or interest on any other Debt or in the payment when due of any contingent obligation (other than nonrecourse MBS Debt of any Affiliate formed for the purpose of issuing such Debt), or any breach or default with respect to any other material term of any other debt or of any promissory note, bond, loan agreement, reimbursement agreement, mortgage, indenture, repurchase agreement or financing agreement or other agreement relating thereto, if the effect of any such failure, default, breach or event referred to in this Section 18.1(f) is to cause, or to permit, with or without the giving of notice or lapse of time or both, the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, (i) Debt for borrowed money (including, but not limited to, Debt under a repurchase agreement, reverse repurchase agreement, mortgage warehouse line of credit, sale/buy-back agreement or like arrangement) of the Seller or any of its Subsidiaries in the aggregate amount of One Million Dollars ($1,000,000) or more to become or be declared due before its stated maturity or (ii) any other Debt of the Seller or any of its Subsidiaries in the aggregate amount of Two Million Dollars ($2,000,000) or more to become or be declared due before its stated maturity. (2) A Change of Control shall occur. (h) A material adverse change shall occur in any of the Central Elements relative to the Seller. (1) The Seller shall repudiate or purport to disavow its obligations under any of the Repurchase Documents or shall contest their validity or enforceability. G) This Agreement shall cease to be in full force and effect or its enforceability is disputed or challenged by the Seller. 91 4857-1543-7856 1 efault r vent f efault r nder h r ch es ot sult argin eficit der cti n ereof, r h ch es sult argin eficit der cti n reof, e ler r r s li ati ns der cti n r of ith ect e lti g argin all r ance ith e r visi ns reof. ) ny enant tai ed cti ns .1, .2, .3, .4, .8, .9, . 1, .14, .15, .16, . 8 r ept r e enants tai ed cti ns . 0 d . 3) a l ve en ed d, l ly e se f r ch f e enant t i ed cti n . 8(d), pirati n f e ure ight der cti n . 8(e) e tent pli able der e s r of it out re y e ler. ) ny enant t i ed cti ns , . 0 r . 3 ept r e enants t i ed cti ns .1, .2, .3, .4, .8, .9, . 1, .14, . 5, .16, d . 8) a l ve en ed r y t er enant r ent t i ed y epurchase ocument ched, d h se, h r ch ot red ithin irt ) l dar ys f e rlier f e e ler’s ledge f h r ch r e e ler’s eipt f tice f h r ch y rce. (f) ail re f e e ler r y f bsidiaries ay y t er ebt hen e, r y fault e ent hen e f y ri cipal r t rest y t er ebt r e ent hen e f y ti gent li ati n t er n nrecourse BS ebt f y filiate ed r e r ose f i g h ebt), r y r ch r fault ith ect y t er aterial f y t er bt r f y i sory ote, nd, n r ent, urs ent r ent, ortgage, enture, rchase ent r n ci g ent r t er ent t g reto, e ct f y h il re, fault, r ch r ent rr d is cti n . (f) use, r r it, ith r it out e i i g f tice r se f e r oth, e lder r lders f h li ati n r t e half f h lder r lders) use, ) ebt r r ed oney ing, ut t i it d , ebt der r hase r ent, erse rchase r ent, ortgage arehouse e f dit, b - ack ent r e ent) f e e ler r y f bsidiaries e regate ount f ne i li n ollars , 0, 0) r ore e r e clared e fore aturity r i) y t er ebt f e e ler r y f bsidiaries e regate ount f o i li n ollars , 0, 0) r ore e r e cl red e fore aturity. g) hange f ontrol a l cur. ) aterial erse nge a l cur y f e entral l ents l ti e e e ler. i) he e ler a l diate r rport li ati ns der y f e epurchase ocuments r a l ntest eir ali ity r forceab lity. (j) his gree ent a l se e l r e d ct r f rceability i ted r l ed y e e ler.

(k) The Seller shall take or omit to take any action (i) that would result in the suspension or loss of any of its statuses, once achieved or any of such statuses of any of its subservicers, if any, of any Ginnie Mae, Fannie Mae or Freddie Mac Mortgage Loans pools for which the Seller is Servicer as an FHA- and VA-approved lender and mortgagee and a Ginnie Mae-, Fannie Mae- and Freddie Mac-approved issuer and servicer, or (ii) after which the Seller or any such relevant subservicer would no longer be in good standing as such, or (iii) after which the Seller or any such relevant subservicer would no longer currently satisfy all applicable Ginnie Mae, Fannie Mae and Freddie Mac net worth requirements, if both (A) all of the material effects of such act or omission shall have not been cured by the Seller or waived by the relevant Person (Ginnie Mae, Fannie Mae or Freddie Mac) before termination of such status and (B) it could reasonably be expected to have a material adverse effect on any of the Central Elements in respect of the Seller. MD Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of One Million Dollars ($1,000,000) (in excess of relevant insurance coverage reasonably satisfactory to the Agent in its discretion) shall be entered or filed against the Seller or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days before the date of any proposed sale thereunder (unless, in respect of any such case, the judgment debtor or the subject of the writ or warrant of attachment or similar process is one of the Seller’s Subsidiaries or such Subsidiary’s property, and such order, case commencement, consent, assignment, inability or failure or admission could not reasonably be expected to have a material adverse effect on any of the Central Elements in respect of the Seller or any of its Subsidiaries). (m) The Seller shall have failed to comply in any material respect with its obligations under the Custody Agreement or MBS Custodial Agreement; provided, that in the case of any such failure affecting particular Purchased Loans, such failure shall not constitute an Event of Default if, after determining the Purchase Value of the Purchased Loans without taking into account the Purchased Loans with respect to which the failure occurred, no other Event of Default shall have occurred and be continuing. (n) The Seller, as Servicer, shall fail to service the Purchased Loans in conformance in all material respects with Accepted Servicing Practices. (0) Any audited financial statement of the Parent or the Seller is issued subject to any “going concern” or like qualification or exception. 18.2. Transaction Termination. If an Event of Default shall have occurred and be continuing, then, at the option of the Agent (which option shall be deemed to have been exercised, even if no notice has been given, upon the occurrence of an Event of Default under Section 18.1(b)), the Agent may, or at the direction of the Required Buyers shall, declare the Repurchase Date for any or all Transactions hereunder to be deemed immediately to occur. 92 4857-1543-7856 ) he e ler a l e r it e y ti n ) at ould sult e ension r ss f y f t ses, ce i ed r y f h ses f y f servicers, y, f y innie ae, annie ae r r ddie ac ortgage oans ols r hich e e ler rvicer s A- d A-a proved er d ortgag e d innie ae-, annie ae- d r ddie ac-a proved er d r icer, r i) t r hich e e ler r y h ant servicer ould o ger e od i g s ch, r i) t r hich e e ler r y h ant servicer ould o er rrently ti f l pli able innie ae, a nie ae d r ddie ac et orth ir ents, th ) l f e aterial cts f h t r i sion a l ve t en red y e e ler r aived y e ant ers n innie ae, annie ae r r ddie ac) fore ination f h t s d ) uld ably e ected ve aterial erse ct y f e entral l ents ect f e e ler. (l) ny oney ent, rit r a rant f a ent, r ilar r ce s l i g y se ount ce s f ne i li n ollars , 0, 0) ce s f ant r ce erage ably t ry e gent i reti n) a l e t r d r ainst e e ler r y f bsidiaries r y f eir ective sets d a l ain discharged, vacated, onded r st ed r ri d f irt ) ys r y ent t r n e ) ys fore e te f y osed le der le s, ect f y h se, e ent btor r e ject f e rit r a rant f tac ent r ilar r ce s e f e e ler’s bsidiaries r h bsidiary’s r perty, d h r er, se mencement, nsent, ent, bility r i re r i sion uld ot ably e ected ve aterial erse ct y f e entral l ents ect f e e ler r y f bsidiaries). ) he e ler a l ve i ply y aterial ect ith li ati ns der e ust dy gree ent r BS ustodial gr ement; r vided, at e se f y h i re ti g arti ular r hased oans, h i re a l ot nstitute vent f efault , ft r t ining e rchase alue f e r hased oans it out i g t unt e r hased oans ith ect hich e i re cu red, o t er vent f efault a l ve u red d e nti uing. ) he e ler, s rvicer, a l il ice e rchased oans f ance l aterial ects ith cepted r ici g ractices. o) ny dited cial e ent f e arent r e e ler d ject y i g cern” r e alifi ati n r ception. .2. nsaction r ination. vent f efault a l ve u red d e ti uing, n, t e ti n f e gent hich ti n a l e ed ve en ercised, en o tice as en i en, on e urrence f vent f efault der cti n . (b)), e gent ay, r t e i ti n f e equired uyers all, clare e epurchase ate r y r l r nsactions r nder e ed ediately cur.

18.3. Termination by the Agent. If the Agent has exercised or is deemed to have exercised the option to terminate any Transactions pursuant to Section 18.2, (a) the Seller’s obligations hereunder to repurchase all Purchased Loans in such Transactions shall thereupon become immediately due and payable, (b)to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily multiplication of (i) the Default Pricing Rate by (ii) the Purchase Price for such Transaction as of the Repurchase Date as declared by Agent pursuant to Section 18.2 (decreased as of any day by (A) any amounts retained by the Buyers with respect to such Purchase Price pursuant to clause (c) of this Section 18.3, (B) any proceeds from the sale of Purchased Loans pursuant to clause (a) of Section 18.4, and (C) any amounts credited to the account of the Seller pursuant to clause (b) of Section 18.4) on a three hundred sixty (360) day per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased, (c) all Income paid after such exercise or deemed exercise shall be payable to and retained by the Agent and applied to the aggregate unpaid Repurchase Prices owed by the Seller and (d) the Seller shall immediately deliver or cause the Custodian to deliver to the Agent any documents relating to Purchased Loans subject to such Transactions then in the Custodian’s, the Seller’s, its Servicer’s or its subservicer’s possession. 18.4. Remedies. Upon the occurrence and during the continuance of an Event of Default, the Agent, without prior notice to the Seller, may (and, at the direction of the Required Buyers, shall) (a) immediately sell, in a recognized market at such price or prices as the Agent may deem satisfactory, any or all Purchased Loans subject to such Transactions on a servicing released or servicing retained basis and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the Seller hereunder, (b) in lieu of selling all or a portion of such Purchased Loans, give the Seller credit for such Purchased Loans in an amount equal to the Market Value therefor on such date against the aggregate unpaid Repurchase Prices and any other amounts owing by the Seller hereunder, (c) terminate and replace the Seller as Servicer (or any other Servicer or Subservicer) at the cost and expense of the Seller, (d) exercise its rights under Section 8 regarding the Income Account and Escrow Account, (e) by notice to the Seller, declare the Termination Date to have occurred, except that in the case of any event described in Section 18.1(b), the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event, and (f) deliver a “Notice of Default” (as defined in the Electronic Tracking Agreement) to MERS and the Electronic Agent and exercise any rights as a result thereof. The proceeds of any disposition in clause (a) or (b) above shall be applied first to the reasonable out-of-pocket costs and expenses incurred by the Agent to the extent reimbursable by the Seller hereunder; second to the reasonable out-of-pocket costs and expenses incurred by the Buyers in connection with or as a result of an Event of Default (including legal fees, consulting fees, accounting fees, file transfer fees, inventory fees and costs and expenses incurred in respect of a transfer of the servicing of the Purchased Loans and costs and expenses of disposition of such Purchased Loans); third to the aggregate Price Differential owed hereunder (after taking into account any adjustments to the Price Differential made in accordance with Section 5.4); fourth to the remaining aggregate Repurchase Prices owed hereunder; fifth to any other accrued and unpaid Obligations (other than in respect of any Hedge Agreements or Products of the Buyers or Affiliates of the Buyers) of the Seller hereunder and under the other Repurchase Documents (after taking into account any waiver or reduction in any fees or other amount owing by Seller made in accordance with Section 36); sixth to any Servicer 93 4857-1543-7856 3 .3. ination y e gent. e gent as ercised r ed ve ercised e ti n inate y r nsactions rsuant cti n .2, ) e e ler’s li ati ns r nder rchase l r hased oans h r nsactions a l on e ediately e d yable, to e tent r i ted y pli able , e epurchase ri e ith ect h h r nsaction a l e sed y e regate ount t i ed y il ultiplicati n f ) e efault ri i g ate y i) e rchase ri e r h r nsaction s f e epurchase ate s cl red y gent rsuant cti n .2 r sed s f y y y ) y ounts d y e uyers ith ect h rchase ri e rsuant se ) f is cti n .3, ) y r ceeds e le f r hased oans rsuant se ) f cti n .4, d ) y ounts it d e unt f e e ler rsuant se ) f cti n . ) e dred t 0) y er ar asis r e t al ber f ys ri g e ri d d i g e te f e vent f efault i i g h ti n ut l ding e te f ent f e epurchase ri e s r ased, ) l e aid ft r h ercise r ed ercise a l e yable d d y e gent d pli d e regate paid epurchase ri es ed y e e ler d ) e e ler a l ediately li er r se e ustodian li er e gent y ents l t g r hased oans ject h r nsactions n e ustodian’s, e e ler’s, rvicer’s r servicer’s se sion. .4. emedies. pon e urrence d ri g e t ance f vent f efault, e gent, it out ri r tice e e ler, ay d, t e i ti n f e equired uyers, a l) ) ediately l, nized arket t h ri e r ri es s e gent ay t ctory, y r l r hased oans ject h r nsactions i i g ed r i i g d asis d ply e r ceeds r f e regate paid epurchase ri es d y t er ounts ing y e e ler r under, ) f l g l r rti n f h r hased oans, i e e e ler dit r h r hased oans ount ual e arket alue r for h te ainst e regate paid epurchase ri es d y t er ounts ing y e e ler r under, ) inate d l ce e e ler s rvicer r y t er rvicer r bservicer) t e st d ense f e e ler, ) ercise ts der cti n r i g e e count d s r count, ) y tice e e ler, clare e er ination ate ve cu red, cept at e se f y ent scri ed cti n . (b), e er ination ate a l e ed ve u red t atically on e u rence f h ent, d ) li er otice f efault” s fi ed e l ctr nic r cking greement) ERS d e l ctr nic gent d ercise y ts s sult reof. he r ceeds f y i ositi n se ) r ) ve a l e pli d st e nable t f cket sts d enses rred y e gent e tent bursable y e e ler r under; nd e nable t f cket sts d enses rred y e uyers nection ith r s sult f vent f efault i g al es, sulti g es, unting es, sfer es, ntory s d sts d enses rred ect f sfer f e i i g f e r hased oans d sts d enses f i ositi n f h r hased oans); ir e regate ri e i ferential ed r nder ft r i g t unt y j t ents e ri e i ferential ade r ance ith cti n . ); rth e aining regate epurchase ri es ed r under; y t er r ed d paid bligations t er n ect f y edge greements r r ducts f e uyers r filiates f e uyers) f e e ler r nder d der e t er epurchase ocuments ft r i g t unt y aiver r cti n y s r t er ount ing y e ler ade r ance ith cti n ); t y rvicer or Subservicer (other than the Seller) for payment of any servicing fees due and payable as of such date; seventh to the net obligations of the Seller under any Hedge Agreements related to the Purchased Loans; eighth to the obligations of the Seller under any Products; and ninth any remaining proceeds to the Seller. 18.5. Liability for Expenses and Damages. The Seller shall be liable to the Buyers for (a) the amount of all reasonable out-of-pocket legal or other expenses incurred by the Buyers in connection with or as a result of an Event of Default, including such legal and other expenses of in-house or outside counsel, (b) damages in an amount equal to the reasonable out-of-pocket cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default and (c) any other reasonable loss, damage, out-of-pocket cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a defaulting party. 18.6. Liability for Interest. To the extent permitted by applicable law, the Seller shall be liable to the Buyers for interest on any amounts owing by the Seller hereunder, from the date the Seller becomes liable for such amounts hereunder until such amounts are (a) paid in full by the Seller or (b) satisfied in full by the exercise of the Buyers’ rights hereunder. Interest on any sum payable by the Seller under this Section 18.6 shall be at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Referenced Rate. 18.7. Other Rights. In addition to its rights hereunder, the Buyers shall have any rights otherwise available to them under any other agreement or applicable law. 18.8. Seller’s Repurchase Rights. For avoidance of doubt, subject to the terms and conditions of this Agreement, the Seller may repurchase Purchased Loans, on a servicing released basis, and resell such Purchased Loans; provided that upon the occurrence and during the continuance of an Event of Default, the Seller may repurchase Purchased Loans by payment of the Repurchase Price therefor only upon approval of the Agent in its discretion exercised in accordance with the provisions of Section 22. 18.9. Sale of Purchased Loans. The parties acknowledge and agree that (a) the Purchased Loans subject to any Transaction hereunder are instruments traded in a recognized market, (b) in the absence of a generally recognized source for prices or bid or offer quotations for any Purchased Loans, the Agent may establish the source therefor, (c) all prices, bids and offers shall be determined together with accrued Income (except to the extent contrary to market practice with respect to the relevant Purchased Loans) and (d) in soliciting price, bid and offer quotations for any Purchased Loan, it is reasonable for the Agent to use only the information provided by the Seller pursuant to Section 16.4(d). The parties further recognize that it may not be possible to purchase or sell all of the Purchased Loans on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Purchased Loans may not be liquid at such time. In view of the nature of the Purchased Loans, the parties agree that liquidation of a Transaction or the underlying Purchased Loans does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, the Agent may elect the time and manner of liquidating any Purchased Loan and nothing contained herein shall obligate the Agent to liquidate any Purchased Loan on the occurrence of an Event of Default or to 94 4857-1543-7856 r bservicer t er n e e ler) r ent f y i i g s e d yable s f h ate; enth e et li ati ns f e e ler der y edge greements t d e r hased oans; th e li ati ns f e e ler der y r ducts; d i th y aining ceeds e e ler. .5. iability f r xpenses d amages. he e ler a l e le e uyers r ) e ount f l nable t f cket al r t er enses rred y e uyers nection ith r s sult f vent f efault, i g h al d t er enses f use r tsi e unsel, ) ages ount ual e nable t f cket st i g l es, enses d missions) f t ri g t ent cti ns d t ri g t r inati g ge cti ns nection ith r s ult f vent f efault d ) y t er nable s, age, t f cket st r ense i ctly g r lti g e urrence f vent f efault ect f faulti g arty. .6. iability f r terest. o e tent r i ted pli able , e e ler a l e le e uyers r t rest y ounts ing y e e ler r under, e te e e ler es le r h ounts r nder ntil h ounts re ) aid l y e e ler r ) t i l y e ercise f e uyers’ ts r under. t rest y yable y e e ler der is cti n .6 a l e t te ual e r ater f e ri i g ate r e ant r nsaction r e r e efer nced ate. .7. ther ights. diti n ts r under, e uyers a l ve y ts r ise ail ble der y t er ent r pli able . .8. e l r’s epurchase ights. or i ance f ubt, ject e s d diti ns f is gr ement, e e ler ay rchase r hased oans, i i g ed asis, d se l h r hased oans; i ed at on e urrence d ri g e ti ance f vent f efault, e e ler ay r hase rchased oans y ent f e epurchase ri e r for ly on roval f e gent i r ti n ercised r ance ith e r visi ns f cti n 2. .9. le f urchased oans. he arties ledge d ree at ) e r hased oans ject y r nsaction r nder re ru ents d nized arket, ) e s nce f nera ly nized rce r ri es r i r ffer otati ns r y r hased oans, e gent ay t lish e rce refor, ) l ri es, i s d ffers a l e t ined et er ith r ed e ept e tent ntrary arket r ctice ith ect e ant r hased oans) d ) li it g rice, i d ffer otati ns r y rchased oan, nable r e gent se ly e ation i ed y e e ler rsuant cti n . (d). he arties rt er gnize at ay t e sible rchase r l l f e r hased oans arti ular usine s ay, r cti n ith e e rchaser, r e e a ner cause e arket r h r hased oans ay ot e i t h e. i f e t re f e r hased oans, e arties ree at iq ati n f r nsaction r e derlying rchased oans es t uire blic rchase r le d at od it ri ate rchase r le a l e ed ve en ade mercially nable a ner. cordingly, e gent ay l ct e e d a ner f iq ati g y r hased oan d t i g tai ed rein a l li ate e gent i i ate y r hased an e urrence f vent f efault r liquidate all Purchased Loans in the same manner or on the same Business Day and no such exercise of any right or remedy shall constitute a waiver of any other right or remedy of the Agent or the Buyers. 18.10. Setoff. Each of the Agent and any Buyer may set off against the Obligations any funds or debts owing to the Seller by the Agent or such Buyer, as applicable, including, but not limited to, any funds in any deposit account, savings certificate or other instrument now or hereafter maintained by, and for the sole benefit of, the Seller with the Agent or such Buyer, or any of the Agent’s or such Buyer’s Affiliates. The Seller hereby confirms the Agent’s and each Buyer’s right of lien and setoff and nothing in this Agreement shall be deemed to constitute any waiver or prohibition thereof. Notwithstanding the foregoing, in the event that a Defaulting Buyer shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Agent for further application in accordance with the provisions of Section 3.10 and, pending such payment, shall be segregated by such Defaulting Buyer from its other funds and deemed held in trust for the benefit of the Agent, the Swing Line Buyer and the other Buyers, and (b) such Defaulting Buyer shall provide promptly to the Agent a statement describing in reasonable detail the obligations owing to such Defaulting Buyer as to which it exercised such right of setoff. Section 19. Servicing of the Purchased Loans. 19.1. Servicing Released Basis. Consistent with the Buyers’ purchase of the Purchased Loans on a servicing-released basis, the Seller shall have no ownership right whatsoever as to any of the Purchased Loans or the servicing rights related thereto, unless and until such Purchased Loans are repurchased by the Seller. Rather, the Seller shall have only servicing responsibilities with respect to the Purchased Loans that are subject to termination in accordance with Section 19.7. The Seller and the Buyers hereby acknowledge and agree that the provisions contained in this Section 19 are intended to be for the benefit of the Buyers and are an essential part of this Agreement, and that the nature and purpose of the purchase and sale obligations and the servicing obligations hereunder are interrelated. The Seller acknowledges that if an Event of Default has occurred and is continuing, the Agent for the benefit of the Buyers may, upon written notice to the Seller, without payment of any termination fee or other amount to the Seller, sell any or all of the Purchased Loans on a servicing released basis at the cost and expense of the Seller. 19.2. Servicing and Subservicing. The Seller hereby agrees, for the benefit of the Buyers, to service or contract with Subservicers to service the Purchased Loans in accordance with this Agreement and Accepted Servicing Practices. The Seller’s fees for its duties as Servicer, until terminated under Section 19.7, shall be twenty-five (25) basis points per annum on the unpaid principal balance of each Purchased Loan, payable from Income in accordance with the provisions of Section 8.2. The Servicer shall, and shall cause each Subservicer to, (a) comply with all applicable Federal, State and local laws and regulations in all material respects, (b) maintain all state and federal licenses necessary for it to perform its servicing responsibilities hereunder and (c) not impair the rights of the Buyers in any Purchased Loans or any payment thereunder. The Agent may terminate the servicing of any Purchased Loan with the then existing Servicer in accordance with Section 19.7. The Seller shall not be entitled to any servicing fee or other compensation in connection with its performance of the servicing 95 4857-1543-7856 5 iq i ate l r hased oans e e a ner r e e usine s ay d o h ercise f y t r edy a l nstitute aiver f y t er t r edy f e gent r e uyers. . 0. etoff. ach f e gent d y uyer ay t ff ainst e bligations y ds r bts ing e e ler y e gent r h uyer, s plicable, l ing, ut t i it d , y ds y posit ount, i gs rti i ate r t er ru ent r reafter aintained y, d r e le enefit f, e e ler ith e gent r h uyer, r y f e gent’s r h uyer’s filiates. he e ler r y fi s e gent’s d h uyer’s t f d t f d t i g is gree ent a l e ed nstitute y aiver r r hibiti n reof. otwithstanding e oing, e ent at efaulting uyer a l ercise y h t f t f, ) l ounts t ff a l e aid er ediately e gent r rt er pli ati n r ance ith e r visi ns f cti n . 0 d, ding h ent, a l e r ated y h efaulting uyer t er ds d ed ld st r e enefit f e gent, e ing i e uyer d e t er uyers, d ) h efaulting uyer a l r vide ptly e gent e ent scri i g able etail e li ati ns ing h efaulting uyer s hich ercised h t f t f. cti n . rvici g f e rchased oans. .1. rvici g el sed asis. onsistent ith e uyers’ rchase f e r hased oans i -r l sed asis, e e ler a l ve o nership t hatsoever s y f e r hased oans r e i i g ts t d reto, le s d ntil h rchased oans re r ased y e e ler. ather, e e ler a l ve ly i i g onsib lities ith ect e r hased oans at re ject inati n r ance ith cti n .7. he e ler d e uyers r y ledge d ree at e r visi ns tai ed is cti n re ed e r e enefit f e uyers d re ential art f is gr ement, d at e t re d r ose f e rchase d le li ati ns d e i i g li ati ns r nder re rr lated. he e ler ledges at vent f efault as u red d ti uing, e gent r e enefit f e uyers ay, on ri t n tice e e ler, it out ent f y inati n e r t er ount e e ler, l y r l f e r hased oans i i g ed asis t e st d ense f e e ler. .2. rvici g d bservicing. he e ler r y r es, r e nefit f e uyers, ice r ntract ith bservicers ice e r hased oans r ance ith is gree ent d cepted r ici g ractices. he e ler’s s r ties s rvicer, ntil i ated der cti n .7, a l e enty-five ) asis ints er e paid ri cipal l ce f h r hased oan, yable e r ance ith e r visi ns f cti n . . he rvicer all, d a l se h bservicer , ) ply ith l pli able ederal, t te d al s d lati ns l aterial ects, ) aintain l te d eral ic ses ce sary r r r i i g onsib lities r nder d ) t pair e ts f e uyers y rchased oans r y ent nder. he gent ay inate e i i g f y r hased oan ith e n isti g rvicer r ance ith cti n .7. he e ler a l t e titl y i i g e r t er pensation nection ith r ance f e i i g responsibilities with respect to the Purchased Loans except to the extent that the Seller is Servicer. Nothing in this Section 19.2 shall be deemed to impair the rights of any Subservicer to fees and other compensation to which it is entitled under the applicable Servicing Agreement. 19.3. Escrow Payments. The Seller shall cause Servicer and any Subservicers to hold or cause to be held all escrow payments collected by the Seller with respect to any Purchased Loans in trust accounts and shall apply the same for the purposes for which such funds were collected. 19.4. Escrow and Income after Event of Default. After the occurrence and during the continuance of an Event of Default, (a) all funds received on or in connection with a Purchased Loan shall be received and held by the Seller, Servicer and each Subservicer in trust for the benefit of the Agent on behalf of the Buyers as owner of the Purchased Loans, and (b) neither the Seller nor Servicer shall be deemed to have any rights or ownership interest in such funds prior to their being remitted to the Agent on behalf of the Buyers. 19.5. Servicing Records. The Seller agrees that the Agent, on behalf of the Buyers, is the owner of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance or guaranty coverage, insurance or guaranty policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Purchased Loans (the “Servicing Records). The Servicing Records of an eMortgage Loan specifically include, without limitation, such eMortgage Loan’s related Electronic Records. The Servicing Records are and shall be held in trust by the Seller, Servicer and each Subservicer for the benefit of the Agent as the owner thereof on behalf of the Buyers. Upon notice from the Agent after the occurrence and during the continuance of an Event of Default, the Seller will cause Servicer and each Subservicer to (a) designate the Buyers as the owner of each Purchased Loan in its collateral tracking system, (b) segregate such Servicing Records from any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of assets that are not Purchased Loans, (c) safeguard such Servicing Records and (d) deliver them promptly to the Agent or its designee (including the Custodian) at the Agent’s request. 19.6. Subservicer Instruction Letter. The Seller shall, prior to the initial Purchase Date of Purchased Loans serviced by any Subservicer, provide to the Buyers a Subservicer Instruction Letter addressed to and agreed to by such Subservicer of the related Purchased Loans. 19.7. Termination of Servicing. At any time during the existence of a Default or an Event of Default in the Agent’s sole discretion, the Agent may, and at the direction of the Required Buyers, shall (a) terminate the Seller’s rights as Servicer, and any Subservicer’s rights, if any, and obligations with respect to servicing of the Purchased Loans without payment of any penalty or termination fee (i) immediately with respect to the Seller and (ii) with respect to any Servicer (other than the Seller) or Subservicer, as promptly as possible subject to the terms and conditions of the applicable Servicing Agreement and Subservicer Instruction Letter; provided that any such termination shall be deemed to have occurred automatically upon the occurrence of an Event of Default set forth in Section 18.1(b), (b) require the Seller to enforce its rights and 96 4857-1543-7856 onsib lities ith ect e r hased oans cept e tent at e e ler ervicer. othing is cti n .2 a l e ed pair e ts f y bservicer s d t er pensation hich titl der e pli able r ici g gr ement. .3. scr ayments. he e ler a l se rvicer d y bservicers ld r se e ld l ents ll t d y e e ler ith ect y r hased oans st unts d a l ply e e r e r oses r hich h ds ere ll cted. .4. scr d e ft r vent f efault. fter e urrence d ri g e ti ance f vent f efault, ) l ds i ed r nection ith r hased oan a l e i ed d ld y e e ler, rvicer d h bservicer st r e enefit f e gent half f e uyers s ner f e r hased oans, d ) it er e e ler r rvicer a l e ed ve y ts r nership t rest h ds ri r eir i g i ted e gent half f e uyers. .5. rvici g ecords. he e ler rees at e gent, half f e uyers, e ner f l i i g ords, i g ut ot i it d y d l i i g r ents, s, cuments, rds, ta ases, puter es, pies f puter es, r of f r ce r aranty erage, r ce r aranty olicies, praisals, t er i g umen ation, ent i t ry ords, d y t er rds l t g r i cing e i i g f r hased oans e rvici g ecords”). he r ici g ecords f ortgage oan cifica ly l de, it out i itati n, h ortgage oan’s t d l ctr nic ecords. he r ici g ecords re d a l e ld st y e e ler, rvicer d h bservicer r e enefit f e gent s e ner r f half f e uyers. pon tice e gent t r e urrence d ri g e ti ance f vent f efault, e e ler i l se rvicer d h bservicer ) si nate e uyers s e ner f h r hased oan l teral i g t , ) r gate h r ici g ecords y d l i i g r ents, s, uments, rds, ta ases, puter es, pies f puter es, r of f r ce erage, r ce olicies, praisals, t er i g umen ation, ent i t ry ords, d y t er rds l t g r i cing e i i g f sets at re ot r hased oans, ) ard h r ici g ecords d ) li er ptly e gent r si e n i g e ustodian) t e gent’s uest. .6. bservicer st cti n e ter. he e ler all, ri r e itial rchase ate f r hased oans i ed y y bservicer, r vide e uyers bservicer t cti n e ter ressed d r ed y h bservicer f e t d r hased oans. .7. ination f rvicing. t y e ri g e i t ce f efault r vent f efault e gent’s le i retion, e gent ay, d t e i ti n f e equired uyers, a l ) inate e e ler’s ts s ervicer, d y bservicer’s hts, y, d li ati ns ith ect i i g f e r hased oans it out ent f y nalty r inati n e ) ediately ith ect e e ler d i) ith ect y rvicer t er n e e ler) r bservicer, s ptly s sible ject e s d diti ns f e pli able r ici g gree ent d bservicer t cti n e ter; i ed at y h inati n a l e ed ve u red t atically on e u rence f vent f efault t rt cti n . (b), ) uire e e ler f rce ts d remedies, as agent for and for the benefit of the Buyers in accordance with the Agent’s commercially reasonable instructions, with respect to any Purchased Loans under any Servicing Agreement, and (c) succeed to the rights and remedies of the Seller with respect to any Purchased Loans under any Servicing Agreement to the extent permitted by, and subject to, the terms of such Servicing Agreement (but not the obligations or liabilities of the Seller incurred prior to the date of such succession) and related Subservicer Instruction Letter. Upon any such termination, the Seller shall, and shall cause each Subservicer to, (A) perform the servicing responsibilities with respect to the Purchased Loans in accordance with the terms of this Agreement until the transfer of servicing responsibilities is effectuated and (B) cooperate, at the Seller’s expense, in transferring such servicing responsibilities with respect to the Purchased Loans to a successor Servicer appointed by the Agent in its sole discretion. Upon termination of the Seller as Servicer and without limiting the generality of the foregoing, the Seller shall, in the manner and at such times as the successor servicer or the Agent shall request, (1) promptly transfer all data in the Servicing Records relating to the Purchased Loans to the successor servicer in such electronic format as the successor servicer may reasonably request, (2) promptly transfer to the successor servicer, the Agent or its designee, all other files, records correspondence and documents relating to the Purchased Loans and (3) use commercially reasonable efforts to cooperate and coordinate with the successor servicer and the Agent to comply with any applicable so-called “goodbye” letter requirements or other applicable requirements of the Real Estate Settlement Procedures Act or other applicable legal or regulatory requirement associated with the transfer of the servicing of the Purchased Loans. Servicer acknowledges and agrees that if it fails to cooperate with the Agent or any successor servicer in effecting the termination of the Seller as Servicer of any Purchased Loan or the transfer of all authority to service such Purchased Loan to such successor servicer in accordance with the terms hereof, the Agent and the Buyers will be irreparably harmed and entitled to injunctive relief. 19.8. Notice from Seller. If the Seller should discover that, for any reason whatsoever, any entity responsible to the Seller by contract for managing or servicing any Purchased Loan has failed to perform in any material respects the Seller’s obligations under the Repurchase Documents or any of the material obligations of such entities with respect to the Purchased Loans, the Seller shall promptly notify the Agent. 19.9. Seller Remains Liable. Notwithstanding any Servicing Agreement or the provisions of this Agreement relating to agreements or arrangements between the Seller and a Subservicer or reference to actions taken through a Subservicer or otherwise, and unless the Agent has terminated the Seller’s rights pursuant to Section 19.7, the Seller shall remain obligated and primarily liable to the Buyers for servicing and administering of the Purchased Loans in accordance with the provisions hereof without diminution of such obligation or liability by virtue of such Servicing Agreements or arrangements or by virtue of indemnification from a Subservicer and to the same extent and under the same terms and conditions as if the Seller alone were servicing and administering the Purchased Loans. All actions of each Subservicer performed pursuant to the related Servicing Agreement shall be performed as an agent of the Seller with the same force and effect as if performed directly by the Seller and the Buyers shall have no obligations, duties or liabilities with respect to any Subservicer including no obligation, duty or liability of the Buyers to pay any Subservicer’s fees and expenses, provided, however, that each Subservicer may retain any amounts collected by it that it is entitled to retain pursuant to the applicable Servicing Agreement or Subservicer Instruction Letter. The Seller shall be 97 4857-1543-7856 edies, s ent r d r e nefit f e uyers r ance ith e gent’s mercially able t cti ns, ith ect y r hased oans der y r ici g greement, d ) eed e ts d edies f e e ler ith ect y r hased oans der y r ici g gree ent e tent r i ted y, d ject , e s f h r ici g gree ent ut ot e li ati ns r iliti s f e e ler rred ri r e te f h ce sion) d t d bservicer t cti n e ter. pon y h ination, e e ler all, d a l se h bservicer , ) r e i i g onsib lities ith ect e r hased oans r ance ith e s f is gree ent ntil e sfer f i i g onsib lities t ated d ) operate, t e e ler’s ense, f rri g h i i g onsib lities ith ect e rchased oans e sor rvicer ointed y e gent le i retion. pon ination f e e ler s rvicer d it out i iti g e nerality f e oing, e e ler all, e a ner d t h es s e ce sor icer r e gent a l uest, ) ptly sfer l ta e r ici g ecords t g e r hased oans e ce sor icer h t nic at s e ce sor icer ay ably uest, ) ptly sfer e e sor r icer, e gent r si n e, l t er s, rds dence d ents l t g e r hased oans d ) se mercially nable rts perate d rdinate ith e ce sor icer d e gent ply ith y pli able - a l d dbye” tt r i ents r t er pli able i ents f e eal state t ent r cedures ct r t er pli able al r latory i ent ciated ith e sfer f e i i g f e r hased oans. rvicer ledges d rees at ils perate ith e gent r y ce sor icer ti g e inati n f e e ler s rvicer f y rchased oan r e sfer f l t ority ice h r hased oan h e sor icer r ance ith e s reof, e gent d e uyers i l e rre r bly ed d tit cti e lief. .8. otice f e ler. e e ler uld i ver at, r y n hatsoever, y tit nsible e e ler y ntract r anaging r i i g y r hased oan as i r y aterial ects e e ler’s li ati ns der e epurchase ocuments r y f e aterial li ati ns f h titi s ith ect e r hased oans, e e ler a l ptly tify e gent. .9. e ler e ains iable. otwithstanding y r ici g gree ent r e r visi ns f is gree ent t g ents r a ents t en e e ler d bservicer r ce ti ns n gh bservicer r r ise, d le s e gent as i ated e e ler’s ts rsuant cti n .7, e e ler a l ain li ated d r arily le e uyers r i i g d inistering f e r hased oans r ance ith e r visi ns r of it out inution f h li ati n r ilit y irt e f h r ici g gree ents r ents r y irt e f nification bservicer d e e tent d der e e s d nditi ns s e e ler e ere i i g d inistering e r hased oans. l t ns f h bservicer ed rsuant e t d r ici g gree ent a l e r ed s ent f e e ler ith e e r e d ct s r ed i ctly y e e ler d e uyers a l ve o li ations, ties r iliti s ith ect y bservicer i g o li ation, ty r ilit f e uyers y y bservicer’s s d enses, r vided, ever, at h bservicer ay t i y ounts ll t d y at tit t i rsuant e pli able r ici g gree ent r bservicer t cti n e ter. he e ler a l e entitled to enter into any agreement with each Subservicer for indemnification of the Seller by the Subservicer and nothing contained in this Repurchase Agreement shall be deemed to limit or modify such indemnification. 19.10. Backup Servicer. The Agent shall have the right, in its sole discretion, to appoint a Backup Servicer that will (a) serve as a backup servicer of the Purchased Loans until such time as the Agent shall appoint a successor servicer of the Purchased Loans and (b) become the successor servicer of the Purchased Loans at the Agent’s option. In connection with the appointment of a Backup Servicer as provided in the preceding sentence, the Agent may make such arrangements for the compensation of the Backup Servicer out of Income on the Mortgage Loans or otherwise as the Agent and such Backup Servicer shall agree. The Seller shall provide Backup Servicer with such data, files and information, in form, format and content as the Backup Servicer may request, in order to permit the Backup Servicer to service the Mortgage Loans in accordance with Accepted Servicing Practices; all such data, files and information shall be updated by the Seller on a monthly basis as required by the Backup Servicer. 19.11. Successor Servicer. 1f the Backup Servicer or any other Person is appointed by the Agent to act as a successor servicer of the Purchased Loans pursuant to the preceding section, the Seller (in its capacity as Servicer hereunder) shall, and shall cause each Subservicer to, subject to such Subservicer’s rights under any applicable Servicing Agreement, and Subservicer Instruction Letter, discharge its servicing duties and responsibilities during the period from the date it acquires knowledge of such transfer of servicing until the effective date thereof with the same degree of diligence and prudence that it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of the successor Servicer. Within five (5) Business Days of the appointment of a successor Servicer of the Purchased Loans, the Seller shall, and shall cause each Subservicer to, prepare, execute and deliver to such successor Servicer any and all documents and other instruments, place in such successor’s possession all Servicing Records, and do or cause to be done all other acts or things necessary or appropriate to effect the transfer of servicing to the successor Servicer, including but not limited to the transfer and endorsement of the Mortgage Notes and related documents, and the preparation and recordation of assignments of Mortgage. The Seller shall (and shall cause each Subservicer to) cooperate with the Agent and the successor Servicer in effecting the transfer of servicing responsibilities to the Backup Servicer, including execution and delivery of servicing transfer notices to Mortgagors, MERS (if applicable), taxing authorities and insurance companies, the transfer to the Backup Servicer or successor Servicer for administration by it of all Income with respect to the Purchased Loans that shall at the time be held or received by the Seller or any Subservicer. The Seller shall deliver immediately to the successor Servicer all Purchased Loan documents and related documents and statements held by it or any Subservicer hereunder and the Seller shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor Servicer all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller as servicer of the Purchased Loans. 98 4857-1543-7856 titl ter t y ent ith h bservicer r nification f e e ler y e bservicer d t i g t i ed is epurchase gree ent a l e ed it r odify h n fication. . 0. ackup rvicer. he gent a l ve e ht, le i retion, oint ackup rvicer at i l ) r e s kup icer f e r hased oans ntil h e s e gent a l point ce sor icer f e rchased oans d ) e e ce sor icer f e r hased oans t e gent’s tion. nection ith e i t ent f ackup rvicer s r i ed e r eding t nce, e gent ay ake h a ents r e pensation f e ackup rvicer t f e e ortgage oans r r ise s e gent d h ackup rvicer a l r e. he e ler a l r vide ackup rvicer ith h ata, s d ation, , at d ntent s e ackup rvicer ay uest, r er r it e ackup rvicer ice e ortgage oans r ance ith cepted r ici g ractices; l h ata, s d ation a l e dated y e e ler onthly asis s ired e ackup rvicer. . 1. cce sor ervicer. I e ackup rvicer r y t er ers n ointed y e gent t s e sor icer f e r hased oans rsuant e eding ti n, e e ler acity s rvicer r nder) all, d a l se h bservicer , ject h bservicer’s ts der y pli able r ici g gr ement, d bservicer t cti n e ter, arge i i g ties d onsib lities ri g e ri d e te uires ledge f h sfer f i i g ntil e cti e ate r f ith e e r e f i ce d ence at li ated ercise der is greement, d a l e ti n hatsoever at ight pair r r j dice e ts r cial diti n f e ce sor ervicer. ithin e ) usine s ays f e oi t ent f ce sor rvicer f e r hased oans, e e ler all, d a l se h bservicer , r pare, ecute d li er h e sor rvicer y d l ents d t er ents, l ce h ce sor’s sse sion l r ici g ecords, d r se e ne l t er ts r gs ce sary r ropriate ct e sfer f i i g e e sor rvicer, i g ut ot i it d e sfer d rs ent f e ortgage otes d t d uments, d e r arati n d r ati n f ents f ortgage. he e ler a l d a l se h bservicer ) perate ith e gent d e ce sor rvicer ti g e sfer f i i g onsib lities e ackup rvicer, i g cution d li ery f i i g sfer tices ortgagors, ERS plicable), i g t orities d r ce panies, e sfer e ackup rvicer r ce sor rvicer r inistrati n y f l e ith ect e r hased oans at a l t e e e ld r i ed y e e ler r y bservicer. he e ler a l li er ediately e ce sor rvicer l r hased oan ents d t d ents d e ents ld y r y bservicer r nder d e e ler a l unt r l ds d a l ecute d li er h ru ents d h t er gs s ay ably e ired ore ll d fi iti ely est e ce sor rvicer l h hts, ers, ties, ons b lities, li ati ns d iliti s f e e ler s icer f e r hased oans.

Section 20. Payment of Expenses; Indemnity. 20.1. Expenses. (a) The Seller shall pay on demand all of the Agent’s reasonable out-of- pocket fees and expenses (including the fees and expenses for legal services of in-house or outside counsel) incurred by the Agent, the Custodian and the Approved MBS Custodian in connection with this Agreement, the Custody Agreement, the MBS Custodial Agreement and the Transactions contemplated hereby and thereby, whether or not any Transactions are entered into hereunder, including the reasonable out-of-pocket fees and expenses incurred in connection with (i) the preparation, reproduction and distribution of this Agreement, the Custody Agreement, the MBS Custodial Agreement and any opinions of counsel, certificates of officers or other documents contemplated by the aforementioned agreements, (ii) any Transaction under this Agreement, (iii) the administration and syndication of this Agreement and of any Transaction and (iv) any amendments and waivers regarding any of the foregoing. The obligation of the Seller to pay such fees and expenses incurred prior to or in connection with the termination of this Agreement shall survive the termination of this Agreement. (b) The Seller shall pay all of the Agent’s and each Buyer’s reasonable out-of- pocket costs and expenses, including attorneys’ fees of in-house or outside counsel, after the occurrence of any Default or Event of Default in connection with the enforcement of this Agreement, the Custody Agreement, the MBS Custodial Agreement and the other Repurchase Documents, including in connection with any (i) bankruptcy, (ii) other insolvency proceeding, or (iii) any workout or consultation involving the Buyers’ rights and remedies, the purchase and repurchase of the Purchased Loans and the payment of Price Differential in connection therewith. (©) The Seller shall pay, and hold the Agent, the Buyers and any other owners or holders of any of the Obligations harmless from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save them each harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes. (d) The Seller shall pay all of the Agent’s Fees and any other fees payable by the Seller under this Agreement and the other Repurchase Documents. 20.2. Indemnity. The Seller shall pay, and indemnify, defend and hold harmless the Agent, the Buyers and any of their respective officers, directors, employees, agents, advisors and Affiliates (collectively “Indemnified Parties” and each an “Indemnified Party”) from and against, the “Indemnified Liabilities”, which means any and all claims, liabilities, obligations, losses, damages, penalties, judgments, suits, disbursements and reasonable out-of-pocket costs and expenses (including attorneys’ fees and disbursements of in-house or outside counsel) of any kind whatsoever that may be imposed upon, incurred by or asserted against any of the Indemnified Parties in any way relating to or arising out of any of the Repurchase Documents or any of the transactions contemplated thereby or the use of proceeds or proposed use of proceeds thereof, including, but not limited to, (a) Seller’s failure to comply with, or breach of, any 99 4857-1543-7856 cti n 0. ent f xpenses; e nity. .1. xpenses. ) he e ler a l y and l f e gent’s nable t-of- cket s d enses n i g e s d enses r al ices f use r tsi e unsel) rred y e gent, e ustodian d e pproved BS ustodian nection ith is gr ement, e ust dy gr ement, e BS ustodial gree ent d e r nsactions t plated r y d r by, hether r t y r nsactions re t r d t r under, i g e nable t f cket s d enses rred nection ith ) e r paration, uction d i ti n f is gr ement, e ust dy gr ement, e BS ustodial gree ent d y i i ns f unsel, rti tes f ffi ers r t er ents t plated y e enti ned r ents, i) y r nsaction der is gr ement, ii) e inistrati n d dicati n f is gree ent d f y r nsaction d ) y endments d aivers r i g y f e oing. he li ati n f e e ler y h s d enses rred ri r r nection ith e inati n f is gree ent a l r i e e inati n f is gr ement. ) he e ler a l y l f e gent’s d h uyer’s nable t-of- cket sts d enses, i g eys’ s f use r tsi e unsel, t r e urrence f y efault r vent f efault nection ith e ent f is gr ement, e ust dy gr ement, e BS ustodial gree ent d e t er epurchase ocuments, i g nection ith y ) kruptcy, i) t er cy r c eding, r ii) y orkout r sultati n l i g e uyers’ ts d edies, e rchase d rchase f e r hased oans d e ent f ri e i ferential nection r ith. c) he e ler a l ay, d ld e gent, e uyers d y t er ners r lders f y f e bligations r le s d ainst, y d l r sent d t re p, entary d t er ilar es ith ect e i g atters d e h r le s d ainst y d l iliti s ith ect r lti g y l y r i sion y h es. ) he e ler a l ay l f e gent’s ees d y t er s yable y e e ler der is gree ent d e t er epurchase ocuments. .2. emnity. he e ler a l ay, d nify, f d d ld r le s e gent, e uyers d y f eir ective ffi ers, i ctors, ploy es, ents, visors d filiates ll ti ely nified arti s” d h nified arty”) d ainst, e nified iabilities”, hich eans y d l s, ilities, li ations, ses, ages, enalties, ents, its, ents d nable t f cket sts d enses n i g eys’ s d r ents f use r tsi e unsel) f y i d hatsoever at ay e posed on, rred y r rt d ainst y f e nified arties y ay l t g r g t f y f e epurchase ocuments r y f e cti ns t plated y r e se f r ceeds r osed se f ceeds reof, l ding, ut ot i it d , ) e ler’s i re ply ith, r r ch f, y provision of any of the Repurchase Documents, (b) the failure of Seller, any Indemnified Party or any Purchased Loan to comply with, observe or perform any Legal Requirement with respect to any Purchased Loan and (c) the use of telephone or Electronic Transmissions or E-Systems under or in connection with this Agreement or any of the other Repurchase Documents; provided, however, that to the extent, if any, that any Indemnified Liabilities are caused by any Indemnified Party’s gross negligence or willful misconduct, the indemnity payable to that Indemnified Party shall be equitably and proportionately reduced, although (i) to the full extent permitted under applicable law, such indemnity shall not be reduced on account of such claims, liabilities, etc. to any extent (x) owed, in whole or in part, under any claim or theory of strict liability, or (y) caused or contributed to by any Indemnified Party’s sole or concurrent ordinary negligence that does not amount to gross negligence or willful misconduct, it being the Seller’s intention to hereby indemnify the Indemnified Parties against their own strict liability and their own sole or concurrent ordinary negligence, and (ii) such gross negligence and willful misconduct exception to the foregoing indemnity shall, in the case of any failure under paragraph (b) above, only be applicable to a failure which first occurs subsequent to termination by Agent of Seller’s rights as Servicer under Section 19.7 hereof. Section 21. Single Agreement. The Buyers, the Agent and the Seller acknowledge that, and have entered into this Agreement and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of the Agent, the Buyers and the Seller agrees (a)to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (b) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (c) that payments, deliveries and other transfers made by any of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted. Section 22. Relationships among the Agent and the Buyers. 22.1. Appointment of Agent. Each Buyer irrevocably appoints and authorizes the Agent to act on behalf of such Buyer or holder under this Agreement and the other Repurchase Documents and to exercise such powers hereunder and thereunder as are specifically delegated to Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto, including without limitation the power to execute or authorize the execution of financing or similar statements or notices, and other documents. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Buyers and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Seller or any other Person. 100 4857-1543-7856 0 r visi n f y f e epurchase ocuments, ) e i re f e ler, y nified arty r y rchased oan ply ith, serve r r y egal equir ent ith ect y r hased oan d ) e se f e ne r l ctr nic r s i sions r - yst s der r nection ith is gree ent r y f e t er epurchase ocuments; r vided, ever, at e tent, y, at y nified iabilities re sed y y nified arty’s r s li nce r i lful isconduct, e nity yable at nified arty a l e uit bly d r porti nately ced, h gh ) e l tent r i ted der pli able , h nity a l t e ced unt f h s, ilities, tc. y tent ) ed, hole r art, der y r ry f i t ility, r ) sed r tri ted y y nified arty’s le r cu rent i ary li ence at es ot ount r s li ence r i lful isconduct, i g e e ler’s ti n r y n nify e nified arties ainst eir n i t ilit d eir n le r cu rent i ary gli ence, d i) h r s li ence d i lful isconduct epti n e ing nity all, e se f y i re der r raph ) ove, ly e pli able i re hich t curs s quent inati n y gent f e ler’s ts s rvicer der cti n .7 ereof. cti n 1. i gle gr ement. he uyers, e gent d e e ler ledge at, d ve t r d t is gree ent d i l ter t h r nsaction r nder siderati n f d ce on e ct at, l r nsactions r nder nstitute le sine s d ntractual ship d ve en ade siderati n f h t er. cordingly, h f e gent, e uyers d e e ler rees to r l f li ati ns ect f h r nsaction r under, d at fault e r ance f y h li ati ns a l nstitute fault y ect f l r nsactions r under, ) at h f a l e titl t ff s d ply r perty eld y ect f y r nsaction ainst li ati ns ing ect f y t er r nsactions r nder d ) at ents, li eries d t er sfers ade y f ect f y r nsaction a l e ed ve en ade siderati n f ents, li eries d t er sfers ect f y t er r nsactions r under, d e li ati ns ake y h ents, li eries d t er sfers ay e plied ainst h t er d e ted. cti n 2. elati ships ong e gent d e uyers. .1. ppoint ent f gent. ach uyer rre ably points d t orizes e gent t half f h uyer r lder der is gree ent d e t er epurchase ocuments d ercise h ers r nder d der s re cifica ly l ated gent y e s r of d reof, ether ith h ers s ay e ably i ental reto, i g it out i it ti n e er ecute r t orize e cuti n f n ci g r ilar e ents r tices, d t er uments. r ing cti ns d ties der is gr ement, e gent a l t l ly s ent f e uyers d es t e d a l ot e ed ve ed y li ati n ards r ship f cy r st ith r r e e ler r y t er erson.

22.2. Scope of Agent’s Duties. (a) The Agent shall have no duties or responsibilities except those expressly set forth herein, and shall not, by reason of this Agreement or otherwise, have a fiduciary relationship with any Buyer (and no implied covenants or other obligations shall be read into this Agreement against the Agent). None of Agent, its Affiliates nor any of their respective directors, officers, employees or agents shall be liable to any Buyer for any action taken or omitted to be taken by it or them under this Agreement or any document executed pursuant hereto, or in connection herewith or therewith with the consent or at the request of the Required Buyers (or all of the Buyers for those acts requiring consent of all of the Buyers) (except for its or their own willful misconduct or gross negligence), nor be responsible for or have any duties to ascertain, inquire into or verify (a) any recitals or warranties made by the Seller or any Affiliate of the Seller, or any officer thereof contained herein or therein, (b) the effectiveness, enforceability, validity or due execution of this Agreement or any document executed pursuant hereto or any security thereunder, (c) the performance by the Seller of its obligations hereunder or thereunder, or (d) the satisfaction of any condition hereunder or thereunder, including without limitation in connection with the making of any Transaction. The Agent and its Affiliates shall be entitled to rely upon any certificate, notice, document or other communication (including any cable, telegraph, telex, facsimile transmission or oral communication) believed by it to be genuine and correct and to have been sent or given by or on behalf of a proper person. The Agent may employ agents and may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to the Buyers (except as to money or property received by them or their authorized agents), for the negligence or misconduct of any such agent selected by it with reasonable care or for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. (b) Except as otherwise expressly provided herein, whenever the Agent is authorized and empowered hereunder on behalf of the Buyers to give any approval or consent, or to make any request, or to take any other action on behalf of the Buyers (including without limitation the exercise of any right or remedy hereunder or under the other Repurchase Documents), the Agent shall be required to give such approval or consent, or to make such request or to take such other action only when so requested in writing by the Required Buyers or the Buyers, as applicable hereunder. Action that may be taken by the Required Buyers, any other specified Percentage of the Buyers or all of the Buyers, as the case may be (as provided for hereunder) may be taken (i) pursuant to a vote of the requisite percentages of the Buyers as required hereunder at a meeting (which may be held by telephone conference call), provided that Agent exercises good faith, diligent efforts to give all of the Buyers reasonable advance notice of the meeting, or (ii) pursuant to the written consent of the requisite percentages of the Buyers as required hereunder, provided that all of the Buyers are given reasonable advance notice of the requests for such consent. (c) Except as otherwise expressly provided under this Agreement or in any of the other Repurchase Documents and subject to the terms hereof, Agent will take such action, assert such rights and pursue such remedies under this Agreement and the other 101 4857-1543-7856 1 .2. pe f gent’s uties. ) he gent a l ve o ties r onsib lities cept se re sly t rt erein, d a l ot, y n f is gree ent r t r ise, ve iary ship ith y uyer d o plied enants r t er li ati ns a l e d t is gree ent ainst e gent). one f gent, filiates r y f eir ective i ctors, ffi ers, ploy es r ents a l e le y uyer r y ti n n r i ted e n y r der is gree ent r y ent cuted rsuant ereto, r nection r ith r ith ith e sent r t e uest f e equired uyers r l f e uyers r se ts uiri g sent f l f e uyers) cept r r eir n i lful isconduct r r s gli ence), r e nsible r r ve y ties ertain, uire t r erify ) y itals r a ranties ade y e e ler r y filiate f e e ler, r y ffi er f t i ed rein r rein, ) e t ne s, forceab lity, ali ity r e cuti n f is gree ent r y ent cuted rsuant reto r y urity nder, ) e ance y e e ler f li ati ns r nder r nder, r ) e t ti n f y nditi n r nder r nder, i g it out i it ti n nection ith e aking f y ransaction. he gent d filiates a l e titl l on y rtifi ate, tice, ent r t er munication i g y ble, r ph, l x, i ile ra i sion r ral munication) li ed y e uine d rect d ve en t r i en y r half f r per rson. he gent ay ploy ents d ay nsult ith al unsel, endent blic untants d t er perts t d y d a l ot e le e uyers ept s oney r r perty i ed y r eir t ori ed ents), r e li nce r isconduct f y h ent t d y ith nable re r r y ti n n r i ted e n y od it r ance ith e vice f h unsel, untants r perts. ) xcept s r ise re sly r i ed rein, henever e gent t ri ed d powered r nder half f e uyers i e y roval r nsent, r ake y uest, r e y t er ti n half f e uyers i g it out i it ti n e ercise f y t r edy r nder r der e t er epurchase ocuments), e gent a l e ired i e h roval r nsent, r ake h uest r e h t er ti n ly hen ested riti g y e equired uyers r e uyers, s pli able r under. ction at ay e n y e equired uyers, y t er cifi d er entage f e uyers r l f e uyers, s e se ay e s i ed r r nder) ay e en ) rsuant te f e uisite r entages f e uyers s ired r nder t eting hich ay e ld y e ne ference l), r i ed at gent ercises od it , i nt rts i e l f e uyers nable ance tice f e eting, r i) rsuant e ri t n sent f e uisite r entages f e uyers s uired r under, r i ed at l f e uyers re i n nable ance tice f e uests r h nsent. ) xcept s r ise re sly r vi ed der is gree ent r y f e t er epurchase ocuments d ject e s reof, gent i l e h ti n, sert h ts d rsue h edies der is gree ent d e t er

Repurchase Documents as the Required Buyers or all of the Buyers, as the case may be (as provided for hereunder), shall direct; provided, however, that the Agent shall not be required to act or omit to act if, in the reasonable judgment of the Agent, such action or omission may expose the Agent to personal liability for which Agent has not been satisfactorily indemnified hereunder or is contrary to this Agreement, any of the Repurchase Documents or applicable law. Except as expressly provided above or elsewhere in this Agreement or the other Repurchase Documents, no Buyer (other than the Agent, acting in its capacity as agent) shall be entitled to take any enforcement action of any kind under this Agreement or any of the other Repurchase Documents. 22.3. Limitation on Duty to Disclose. Except as expressly set forth herein, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Seller or any of its Subsidiaries or Affiliates that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity. 22.4. Authority of Agent to Enforce this Agreement. Each Buyer, subject to the terms and conditions of this Agreement, grants the Agent full power and authority as attorney-in-fact to institute and maintain actions, suits or proceedings for the collection and enforcement of any Indebtedness outstanding under this Agreement or any other Repurchase Document and to file such proofs of debt or other documents as may be necessary to have the claims of the Buyers allowed in any proceeding relative to the Seller, or its creditors or affecting its properties, and to take such other actions which Agent considers to be necessary or desirable for the protection, collection and enforcement of this Agreement or the other Repurchase Documents. 22.5. Agent in its Individual Capacity. Comerica Bank and its Affiliates, successors and assigns shall each have the same rights and powers hereunder as any other Buyer and may exercise or refrain from exercising the same as though such Buyer were not the Agent. Comerica Bank and its Affiliates may (without having to account therefor to any Buyer) accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Seller as if such Buyer were not acting as the Agent hereunder, and may accept fees and other consideration therefor without having to account for the same to the Buyers. 22.6. Actions Requiring All Buyers’ Consent. No amendment or waiver of, or any action with respect to, any provision of this Agreement or any of the Repurchase Documents shall in any event be effective unless the same shall be in writing signed by all the Buyers with respect to any amendment or waiver or any action that: (a) Increases the Maximum Aggregate Commitment or increases any Buyer’s Commitment (it being understood that, for the purposes of this Section 22.6(a), the Buyers’ execution of this Agreement evidences such Buyers’ consent to increasing the Maximum Aggregate Commitment and Buyer’s Commitment in accordance with the provisions of Section 2.6 hereof). (b) Agrees to any reduction in any Pricing Rate, Repurchase Price or fee provisions of this Agreement, excluding the provisions relating to the Agent’s Fee and other fees owing to the Agent only. 102 4857-1543-7856 2 epurchase ocuments s e equired uyers r l f e uyers, s e se ay e s r i ed r r under), a l irect; r vided, ever, at e gent a l t e uired t r it t , e nable ent f e gent, h ti n r i sion ay ose e gent rsonal ilit r hich gent as t en t t rily nified r nder r ntrary is gr ement, y f e epurchase ocuments r pli able . xcept s pre sly i ed ve r here is gree ent r e t er epurchase ocuments, o uyer t er n e gent, ti g acity s ent) a l e titl d e y ent ti n f y i d der is gree ent r y f e t er epurchase ocuments. .3. i itation uty isclose. xcept s re sly t rt erein, e gent a l ot ve y ty i l se, d a l ot e le r e i re i l se, y ation t g e e ler r y f bsidiaries r filiates at municated r t i ed y e k i g s gent r y f filiates y acity. .4. uthority f Ag t nforce is gr ement. ach uyer, ject e s d nditi ns f is gr ement, r nts e gent l er d t ority s y-in-fact tit te d aintain ti ns, its r eedings r e ll ti n d ent f y tedne s t i g der is gree ent r y t er epurchase ocument d h r ofs f bt r t er ents s ay e ce sary ve e s f e uyers lo ed y eeding l ti e e e ler, r itors r ti g r perties, d e h t er ti ns hich gent siders e ce sary r sir ble r e r tection, ll ti n d ent f is gree ent r e t er epurchase ocuments. .5. gent i i ual apacity. omerica ank d filiates, ce sors d i ns a l h ve e e ts d ers r nder s y t er uyer d ay ercise r i ercisi g e e s gh h uyer ere ot e gent. omerica ank d filiates ay it out i g unt r for y uyer) ept posits , d oney , d era ly age y i d f nking, st, cial isory r t er sine s ith e e ler s h uyer ere ot ti g s e gent r under, d ay ept s d t er si erati n r for it out ing unt r e e e uyers. .6. cti ns equiring l uyers’ onsent. o endment r aiver f, r y ti n ith ect , y r visi n f is gree ent r y f e epurchase ocuments a l y ent e ti e le s e e a l e riti g ed y l e uyers ith ect y endment r aiver r y ti n at: ) r ases e axi um gregate mitment r ases y uyer’s mitment t i g derst od at, r e r oses f is cti n .6(a), e uyers’ cuti n f is gree ent i nces h uyers’ sent si g e axi um gregate mitment d uyer’s mitment r ance ith e r visi ns f cti n . reof). ) gr es y cti n y ri i g ate, epurchase ri e r e r visi ns f is gr ement, l ding e r visi ns l t g e gent’s ee d t er s ing e gent ly.

(©) Acknowledges termination of the Buyers’ ownership interest in the Purchased Loans or releases all or a material portion of the Liens held under the Repurchase Documents other than in accordance with the Repurchase Documents. (d) Changes any Buyer’s Pro Rata share of ownership of the Purchased Loans other than in accordance with the express provisions of the Repurchase Documents. (e) Agrees to any change in the nature of the Buyers’ respective Commitments from several to joint, in whole or in part. (f) Agrees to any change to the definition of “Required Buyers” or to any provisions of this Agreement or any of the other Repurchase Documents that requires the consent, approval or satisfaction of all of the Buyers or each of the Buyers. (2) Extends the Termination Date or the due date of any required payment other than in accordance with the express provisions of the Repurchase Documents. (h) Agrees to any change in this Section 22.6. (1) Agrees to any change in the Buyer’s Margin Percentage rates. (9) Releases the Seller from any of its obligations other than in accordance with the express conditions of the Repurchase Documents. (k) Modifies the sharing provisions of Section 22.10. 0) Modifies Section 4.1, Section 4.2, Schedule EL, Schedule DQ or Schedule 15.3. In the event of any conflict between the provisions of this Section 22.6 and any other provisions of this Agreement or the other Repurchase Documents, this Section 22.6 shall govern. 22.7. Actions Requiring Required Buyers’ Consent. All amendments hereto, waivers or actions taken hereunder that are not described in Section 6 and_Section 22.8 require the written consent or ratification of the Required Buyers except for actions that are specifically reserved to the Agent under Sections 6.1 and 6.6 or elsewhere in this Agreement or the other Repurchase Documents; provided that no amendments, waivers or actions taken hereunder that relate to the rights or obligations of the Agent shall be effective without the prior written consent of the Agent. The Agent will, at the direction of the Required Buyers, take any enforcement action or exercise any remedies under this Agreement and the Repurchase Documents that arise after the occurrence of an Event of Default. 22.8. Agent’s Discretionary Actions. Subject to the limitations of Sections 22.6 and 22.7, in its capacity as Agent and without seeking or obtaining the consent of any of the other Buyers (although it may elect to obtain such consent before acting it if deems that desirable), the Agent may: 103 4857-1543-7856 3 c) cknowledges inati n f e uyers’ nership t rest e r hased oans r ses l r aterial rti n f e i ns ld der e epurchase ocuments t er n r ance ith e epurchase ocuments. ) hanges y uyer’s ro ata are f nership f e r hased oans t er n r ance ith e pre s r visi ns f e epurchase ocuments. ) gr es y nge e t re f e uyers’ ective mitments eral int, hole r art. ) gr es y ge e fi iti n f equired uyers” r y r visi ns f is gree ent r y f e t er epurchase ocuments at uires e nsent, roval r t ti n f l f e uyers r h f e uyers. g) xtends e er ination ate r e e te f y ired ent t er n r ance ith e pre s r visi ns f e epurchase ocuments. ) gr es y ge is cti n .6. i) gr es y ge e uyer’s argin er entage tes. j) eleases e e ler y f li ati ns t er n r ance ith e pre s nditi ns f e epurchase ocuments. ) odifies e ri g r visi ns f cti n .10. (l) odifies cti n . , cti n .2, edule L, edule Q r edule .3. e ent f y nflict t en e r visi ns f is cti n .6 d y t er r visi ns f is gree ent r e t er epurchase ocuments, is cti n .6 a l vern. .7. cti ns equiring equired uyers’ onsent. l endments ereto, aivers r t ns n r nder at re ot scri ed cti n Section .8 uire e ri t n sent r t t n f e equired uyers cept r ti ns at re cifica ly ed e gent der cti ns .1 d . r here is gree ent r e t er epurchase ocuments; r i ed at o endments, aivers r ti ns n r nder at l te e ts r li ati ns f e gent a l e ti e it out e ri r ri t n sent f e gent. he gent ill, t e i ti n f e equired uyers, e y ent ti n r ercise y edies der is gree ent d e epurchase ocuments at i e t r e u rence f vent f efault. .8. gent’s iscreti ary ctions. bject e i it ti ns f cti ns .6 d 2.7, acity s gent d it out i g r t i i g e sent f y f e t er uyers th h ay l ct tain h sent fore ti g s at sirable), e gent ay:

(a) With respect to Purchased Loans having an aggregate Purchase Value of not more than the Discretionary Loan Sublimit at any time, (i) waive one or more Disqualifiers for Purchased Loans, waive one or more of the representations or warranties concerning Purchased Loans under Section 15.3, or waive any other requirements for Purchased Loans set forth in this Agreement, so that in the case of each such waiver such Purchased Loan is included as a Discretionary Loan, and (ii) include as Discretionary Loans, Purchased Loans which, if added to a Sublimit under Section 4.2(b) or Section 4.2(c) other than the Discretionary Loan Sublimit (a ‘“Non-Discretionary Loan Sublimit), would cause such Non-Discretionary Loan Sublimit to exceed the maximum percentage/amount for such Non-Discretionary Loan Sublimit set forth in Section 4.2(b) or Section 4.2(c; (b) reconvey, or exchange, in whole or in part, any Purchased Loans that are required to be reconveyed, or exchanged in accordance with the Repurchase Documents; (c) approve any new Approved Investor proposed by the Seller (and the Agent will promptly provide to any Buyer that requests it a current list of Approved Investors); and (d) do or perform any act or thing that, in the Agent’s reasonable judgment, is necessary or appropriate to enable the Agent to properly discharge and perform its duties under this Agreement, the Custody Agreement or the MBS Custodial Agreement or that in its reasonable judgment is necessary or appropriate to preserve or protect the validity, integrity or enforceability of the Purchased Loans and/or the Repurchase Documents, the Buyers’ Pro Rata undivided ownership interests in and to the Purchased Loans, the Lien created by this Agreement and its priority, or any of the Central Elements in respect of the Seller or any of its Subsidiaries, or to preserve and protect the interest of the Buyers in any of the foregoing. Notwithstanding anything to the contrary in this Agreement (i) the Agent may, with the consent of the Seller only, amend, modify or supplement this Agreement or any of the other Repurchase Documents to cure any ambiguity, omission, mistake, defect or inconsistency and (ii) (A) the Agent may determine a Successor Rate and the Agent may make Conforming Changes from time to time, in each case, in accordance with Section 6.5; and (B) in connection with the use or administration of BSBY, the Agent will have the right to make Conforming Changes from time to time, and in each case any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Repurchase Document (provided that the Agent will promptly notify the Seller and the Buyers of the effectiveness of any Conforming Changes in connection with the use or administration of BSBY). 22.9. Buyers’ Cooperation. The Buyers agree to cooperate among themselves and with the Agent and from time to time upon the Agent’s request, to execute and deliver such papers as may be reasonably necessary to enable the Agent, in its capacity as Agent, to effectively administer this Agreement and the other Repurchase Documents, the Purchased Loans and each Buyer’s Pro Rata undivided ownership interest in the Purchased Loans in the manner contemplated by this Agreement. 104 4857-1543-7856 4 ) ith ect r hased oans ing regate rchase alue f t ore n e iscreti nary oan bli it t y e, ) aive e r ore isqualifiers r r hased oans, aive e r ore f e r sentati ns r a ranties cerning rchased oans der cti n .3, r aive y t er i ents r r hased oans t rt is gr ement, at e se f h h aiver h r hased an ed s iscreti nary oan, d i) l e s iscreti ary oans, r hased oans hich, ed bli it der cti n . (b) r cti n . (c) t er n e iscreti nary an bli it “N - iscreti nary an bli it”), ould se h on-Discretionary oan bli it eed e axi u t / ount r h on-Discretionary oan bli it t rt cti n . (b) r cti n . (c; ) nvey, r hange, hole r art, y r hased oans at re ired e veyed, r anged r ance ith e epurchase ocuments; ) r ve y proved estor osed y e e ler d e gent i l ptly r vide y uyer at uests rrent t f pproved estors); d ) r r r y t r g at, e gent’s nable ent, ce sary r ropriate able e gent r perly arge d r ties der is greement, e ust dy gree ent r e BS ustodial gree ent r at nable ent ce sary r ropriate r serve r r tect e alidity, rity r f rceability f e r hased oans d/or e epurchase ocuments, e uyers’ ro ata divi ed nership rests d e rchased oans, e i n t d y is gree ent d ri rity, r y f e entral l ents ect f e e ler r y f bsidiaries, r r serve d r tect e rest f e uyers y f e oing. otwithstanding t i g e ntrary is gree ent ) e gent ay, ith e sent f e e ler ly, end, odify r l ent is gree ent r y f e t er epurchase ocuments re y biguity, i sion, istake, fect r sist cy d i) ) e gent ay t ine cce sor ate d e gent ay ake onfor ing hanges e e, h se, r ance ith cti n . ; d ) nection ith e se r inistrati n f BY, e gent i l ve e t ake onfor ing hanges e e, d ch se y endments pl enting h onfor ing hanges i l e ti e it out y rt er ti n r sent f y t er arty is gree ent r y t er epurchase ocument i ed at e gent i l ptly tify e e ler d e uyers f e t e s f y onfor ing hanges nection ith e se r inistrati n f SBY). .9. uyers’ ooperation. he uyers ree perate ong selves d ith e gent d e e on e gent’s uest, ecute d li er h pers s ay e ably ce sary able e gent, acity s gent, ti ely inister is gree ent d e t er epurchase ocuments, e r hased oans d h uyer’s ro ata divi ed nership t rest e r hased oans e a ner t plated y is gr ement.

22.10. Buyers’ Sharing Arrangement. (a) Each of the Buyers agrees that if it should receive any amount (whether by voluntary payment, realization upon security, the exercise of the right of set-off, or otherwise) that is applicable to the payment of Repurchase Price, Margin Deficit, Price Differential or any fees, that with respect to the related sum or sums received (or receivable) by the other Buyers is in greater proportion than that Buyer’s Pro Rata ownership of the Purchased Loans (after taking into account any waiver or adjustments in the Price Differential or fee owing to such Buyer in accordance with Sections 5.4 and 36 of this Agreement), then such Buyer receiving such excess amount shall purchase from the other Buyers a participation interest in the Purchased Loans in such amount as shall result in Pro Rata participation and ownership by all of the Buyers in such excess amount; provided that if all or any portion of such excess amount is thereafter recovered from such Buyer, such purchase shall be rescinded and the purchase price restored to the extent of such recovery; and provided further that the provisions of this Section 22.10 shall not apply to any fees that the Agent may be entitled to from time to time or to any fees that the Custodian or any successor custodian might be paid pursuant to the Custody Agreement. (b) To the extent that the Seller fails to pay any amount required to be paid to the Agent under Section 20, each Buyer severally agrees to pay to the Agent such Buyer's Funding Share (determined as of the time that the unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, that the unreimbursed expense or indemnified payment, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent in its capacity as such. 22.11. Buyers’ Acknowledgment. (a) Each Buyer other than Comerica Bank hereby acknowledges that Comerica Bank has made no representations or warranties with respect to any Purchased Loan other than as expressly set forth in this Agreement and that Comerica Bank shall have no responsibility (in its capacity as a Buyer, the Agent, or any other capacity or role) for: (1) the marketability or collectability of the Purchased Loans; (ii) the genuineness, validity, likelihood of performance as and when due or enforceability of any Investor Commitment or the solvency or performance record of any Approved Investor; (111) the validity, enforceability or any legal effect of any of the Repurchase Documents, any Loan Papers or any insurance, bond or similar device purportedly protecting any obligation to the Buyers or any Purchased Loans; or (iv) the financial condition of the Seller or any of its Subsidiaries or Affiliates, the status, health or viability of any industry in which any of them is involved, the prospects for repurchase of the Purchased Loans, the genuineness, validity or enforceability of any warehousing facility or repurchase agreement between the Seller and any other lender or repurchase agreement counterparty, the 105 4857-1543-7856 5 .10. uyers’ aring rr ngement. ) ach f e uyers rees at uld i e y ount hether y l ntary y ent, li ti n on urity, e ercise f e t f t- f, r r ise) at pli able e ent f epurchase rice, argin eficit, ri e i ferential r y es, at ith ect e l t d r s i ed r i able) y e t er uyers r ater r porti n n at uyer’s ro ata nership f e r hased oans ft r i g t unt y aiver r j t ents e ri e i ferential r e ing h uyer r ance ith cti ns . d f is gr ement), n h uyer i i g h ce s ount a l rchase e t er uyers arti i ati n t rest e r hased oans h ount s a l sult ro ata rti i ati n d nership y l f e uyers h ce s ount; i ed at l r y rti n f h ce s ount r after ered h uyer, h rchase a l e ed d e rchase ri e t r d e tent f h very; d r i ed rt er at e r visi ns f is cti n . 0 a l ot ply y s at e gent ay e titl d e e r y s at e ustodian r y ce sor st dian ight e aid rsuant e ust dy gr ement. ) o e tent at e e ler ils ay y ount ired e aid e gent der cti n 0, h uyer era ly rees y e gent h uyer's nding are i ed s f e e at e r bursed ense r nity ent ght) f h paid ount; r vided, at e r bursed ense r nified ent, i , age, ilit r l t d ense, s e se ay e, as rred y r rt d ainst e gent acity s ch. . 1. uyers’ cknowledgment. ) ach uyer t er n omerica ank r y ledges at omerica ank as ade o r sentati ns r a ranties ith ect y rchased oan t er n s re sly t rt is gree ent d at omerica ank a l ve o onsibility acity s uyer, e gent, r y t er acity r le) r: i) e arketab lity r ll ctability f e r hased oans; i) e uineness, alidity, ik d f ance s d hen e r f rceability f y estor mitment r e cy r r ance rd f y pproved estor; iii) e alidity, f rceability r y al ct f y f e epurchase ocuments, y oan apers r y r nce, nd r ilar vice r ortedly r t cti g y li ati n e uyers r y r hased oans; r ) e cial diti n f e e ler r y f bsidiaries r filiates, e t s, alth r i bility f y ustry hich y f lved, e r spects r r hase f e rchased oans, e uineness, ali ity r f rceability f y arehousing ilit r rchase ent t en e e ler d y t er er r rchase ent unterparty, e value of any Purchased Loans, the effectiveness of any of the provisions of the Repurchase Documents (including the financial covenants, tests and hedging requirements) or any aspect of their implementation or administration at any time to reduce or control risks of any type, to produce returns, profits, yields or spreads or to reduce or control losses or the accuracy of any information supplied by or to be supplied in connection with any of the Seller or any of its Subsidiaries or Affiliates, or otherwise with respect to this Agreement, any Purchased Loans or any source of equity or other financing for any of the Seller, any of its Affiliates or any other warehouse lender or repurchase agreement counterparty. (b) Each Buyer acknowledges that it has, independently of Agent and each other Buyer and based on the financial statements of Seller and such other documents, information and investigations as it has deemed appropriate, made its own credit decision to extend credit hereunder from time to time. Each Buyer also acknowledges that it will, independently of Agent and each other Buyer and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement, any Repurchase Document or any other document executed pursuant hereto. 22.12. Agent Market Value Determinations. The parties hereto agree and acknowledge that, in determining the Market Value of the Purchased Loans, the Agent (a) shall determine Market Value as a third party service provider, in accordance with standards customarily applicable in the financial industry to third party service providers providing values on comparable assets to be used in connection with the financing of such assets, and (b) shall not be obligated to do that same or similar amount of work or analysis as if it were valuing its own assets, or as if it were valuing such assets for the purchase or sale thereof by it or any other party. The parties hereto agree and acknowledge that any asset valuation information produced by the Agent is intended to be and should be used solely for the limited uses specified in this Agreement and the other Repurchase Documents, and is not intended to be and should not be used by any Person for any other purpose. The parties hereto further agree and acknowledge that the Agent may elect to determine the Market Value for any Purchased Loan by determining the market bid price for a portfolio containing all Purchased Loans and allocating such portfolio market bid price among each individual Purchased Loan. 22.13. Agent’s Duty of Care, Express Negligence Waiver and Release. At all times until all Purchased Loans have all been repurchased by the Seller and the Buyers have no further commitments or other obligations under this Agreement and the other Repurchase Documents, the Agent shall exercise the same degree of care in handling the Purchased Loans as Comerica Bank exercises with respect to loans that are held solely by Comerica Bank for its own account, and the Agent, in its capacity as Agent shall have no responsibility to the Buyers other than to exercise such standard of care and, in any event, Comerica Bank shall have no liability with respect to any other Buyer’s Pro Rata interest in the Purchased Loans except for Comerica Bank’s own fraud, gross negligence or willful misconduct. Except in the case of its own fraud, gross negligence or willful misconduct, neither the Agent, any Buyer, nor any of their officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by it or them under this Agreement, the Custody Agreement, the MBS Custodial 106 4857-1543-7856 6 l e f y r hased oans, e t e s f y f e r visi ns f e epurchase ocuments n i g e cial enants, sts d ging i ents) r y ect f eir pl entation r inistrati n t y e ce r ntrol s f y e, uce t rns, rofits, i l s r ads r ce r ntrol ses r e racy f y ation plied y r e plied nection ith y f e e ler r y f bsidiaries r filiates, r r ise ith ect is gr ement, y r hased oans r y rce f uity r t er ci g r y f e e ler, y f filiates r y t er arehouse er r rchase ent nterparty. ) ach uyer ledges at as, endently f gent d h t er uyer d sed e cial e ents f e ler d h t er cuments, ation d sti ati ns s as ed propriate, ade n dit cisi n t d dit r nder e e. ach uyer l ledges at ill, endently f gent d h t er uyer d sed h t er uments, ation d esti ati ns s a l ropriate t y e, ti ue ake n dit cisi ns s ercisi g r t ercisi g e e y ts d ri il es ail ble der is gr ement, y epurchase ocument r y t er ent cuted rsuant ereto. .12. gent arket lue eterminations. he arties reto ree d ledge at, t ining e arket alue f e r hased oans, e gent ) a l t ine arket alue s i arty ice r vider, r ance ith ards t arily li able e cial ustry i arty ice r viders r viding l es parable sets e ed nection ith e n ci g f h sets, d ) a l ot e li ated at e r ilar ount f ork r alysis s ere l i g n sets, r s ere l i g h sets r e rchase r le r f r y t er arty. he arties reto ree d ledge at y set l ati n ation uced y e gent ed e d uld e sed l ly r e i it d ses cifi d is gree ent d e t er epurchase ocuments, d ot ed e d uld ot e sed y erson r y t er rpose. he arties reto rt er ree d ledge at e gent ay l ct t ine e arket alue r y r hased an y t ining e arket i ri e r rtfolio tai i g l r hased oans d ti g h rtfolio arket i ri e ong h i i ual rchased oan. .13. gent’s uty f are, xpre s egli ence aiver d elease. t l es ntil l r hased oans ve l en r ased y e e ler d e uyers ve o rt er mitments r t er li ati ns der is gree ent d e t er epurchase ocuments, e gent a l ercise e e r e f re dling e r hased oans s omerica ank ercises ith ect ns at re ld l ly y omerica ank r n ount, d e gent, acity s gent a l ve o onsibility e uyers t er n ercise h ard f re d, y ent, omerica ank a l ve o ilit ith ect y t er uyer’s ro ata t rest e rchased oans cept r omerica ank’s n d, r s li ence r i lful isconduct. xcept e se f n d, r s li nce r i lful isconduct, it er e gent, y uyer, r y f eir ffi ers, i ctors, ploy es, eys r ents a l e le r y ti n n r i ted e n y r der is gr ement, e ust dy gr ement, e BS ustodial

Agreement or any of the other Repurchase Documents reasonably believed by it or them to be within the discretion or power conferred upon it or them by the Repurchase Documents or be responsible for consequences of any error of judgment, the Buyers expressly intending to hereby waive and release all present and future claims and rights against the Agent (a) owed, in whole or in part, under any claim or theory of strict liability or (b) for damages or injuries caused or contributed to by any Indemnified Party’s sole or concurrent ordinary negligence that does not amount to gross negligence or willful misconduct. Except as otherwise specifically and expressly set forth in this Agreement, the Agent shall not be responsible in any manner to anyone for the effectiveness, enforceability, genuineness, validity or due execution of this Agreement, any supplement, amendment or restatement of it or of any other Repurchase Documents or for any representation, warranty, document, certificate, report or statement made or furnished in, under or in connection with this Agreement or any of the other Repurchase Documents or be under any obligation to anyone to ascertain or to inquire as to the performance or observation of any of the terms, covenants or conditions of this Agreement or of the other Repurchase Documents on the part of the Seller or anyone else. Without limiting the generality of the foregoing provisions of this Section 22.13, the Agent, in its capacity as Agent, may seek and rely upon the advice of legal counsel in taking or refraining to take any action under any of the Repurchase Documents or otherwise in respect of any Purchased Loans, this Agreement and its parties, and shall be fully protected in relying upon such advice. 22.14. Calculations of Shares of Principal and Other Sums. Except as provided to the contrary in Section 6.7 (“Increased Cost”), Section 6.8 (“Capital Requirements”), Section 7.1 (“Payments to be free of Taxes; Withholding”), Section 7.3 (“Taxes Indemnity”), Section 9.2 (“Agent’s Fee”), and Section 20 (“Payment of Expenses; Indemnity”), Comerica Bank’s and each other Buyer’s respective shares of Repurchase Prices and other sums received by the Agent on account of the Purchased Loans or with respect to them shall be calculated on the basis of each Buyer’s (including Comerica Bank’s) respective Pro Rata ownership interests in the Purchased Loans from time to time. 22.15. Successor Agent. Agent may resign as such at any time upon at least thirty (30) days prior notice to the Seller and each of the Buyers. If Agent at any time shall resign or if the office of Agent shall become vacant for any other reason, Required Buyers shall, by written instrument, appoint successor agent(s) (“Successor Agent”) satisfactory to such Required Buyers and, so long as no Default or Event of Default has occurred and is continuing, approved by the Seller (which approval shall not be unreasonably withheld or delayed). Such Successor Agent shall thereupon become the Agent hereunder, as applicable, and Agent shall deliver or cause to be delivered to any successor agent such documents of transfer and assignment as such Successor Agent may reasonably request. If a Successor Agent is not so appointed or does not accept such appointment before the resigning Agent’s resignation becomes effective, the resigning Agent may appoint a temporary successor to act until such appointment by the Required Buyers and, if applicable, the Seller, is made and accepted, or if no such temporary successor is appointed as provided above by the resigning Agent, the Required Buyers shall thereafter perform all of the duties of the resigning Agent hereunder until such appointment by the Required Buyers and, if applicable, the Seller, is made and accepted. Such Successor Agent shall succeed to all of the rights and obligations of the resigning Agent as if originally named. The resigning Agent shall duly assign, transfer and deliver to such Successor Agent all moneys at the time held by the resigning Agent hereunder after deducting therefrom its expenses for 107 4857-1543-7856 7 gree ent r y f e t er epurchase ocuments ably li ed y r e ithin e i r ti n r er fe red on r y e epurchase ocuments r e nsible r s uences f y r f ent, e uyers re sly i g r y aive d se l r sent d t re s d ts ainst e gent ) ed, hole r art, der y r ry f i t ilit r ) r ages r ries sed r tri ted y y nified arty’s le r cu rent i ary li nce at es t ount r s li ence r i lful isconduct. xcept s r ise cifica ly d re sly t rt is gr ement, e gent a l t e nsible y a ner one r e ti ene s, forceab lity, uineness, ali ity r e cution f is gr ement, y l ent, endment r ent f r f y t er epurchase ocuments r r y r sentation, a ranty, ument, rtifi ate, ort r e ent ade r i ed , der r nection ith is gree ent r y f e t er epurchase ocuments r e der y li ati n one ertain r uire s e r ance r servation f y f e s, enants r diti ns f is gree ent r f e t er epurchase ocuments e art f e e ler r one l e. ithout i iti g e nerality f e ing r visi ns f is cti n .13, e gent, acity s gent, ay k d l on e vice f al nsel i g r i i g e y ti n der y f e epurchase ocuments r r ise ect f y rchased oans, is gree ent d arties, d a l e ll r t cted i g on h vice. .14. alculations f ares f ri cipal d ther s. xcept s r i ed e ntrary cti n . sed ost”), cti n . apital equirements”), cti n .1 y ents e f ee f xes; it holding”), cti n . xes emnity”), cti n . gent’s e”), d cti n ent f xpenses; emnity”), omerica ank’s d h t er uyer’s ective res f epurchase ri es d t er s i ed y e gent unt f e r hased oans r ith ect a l e l lated e asis f h uyer’s i g omerica ank’s) ective ro ata nership rests e rchased oans e e. .15. cce sor gent. gent ay i n s h t y e on t st irt ) ys ri r tice e e ler d h f e uyers. gent t y e a l i n r e ffi e f gent a l e cant r y t er son, equired uyers all, y ritt n ent, point e sor ent(s) cce sor gent”) t ry h equired uyers d, g s o efault r vent f efault as u red d nti uing, r ved y e e ler hich roval a l ot e r s nably it held r l yed). ch cce sor gent a l on e e gent r under, s plicable, d gent a l li er r se e l red y e sor ent h ents f sfer d ent s h cce sor gent ay ably uest. cce sor gent ot ointed r es t ept h oi t ent fore e i g gent’s ati n es ctive, e i g gent ay point e porary ce sor t ntil h oi t ent y e equired uyers d, plicable, e e ler, ade d epted, r o h e porary ce sor ointed s i ed ve y e i g gent, e equired uyers a l reafter r l f e ties f e i g gent r nder ntil h oi t ent y e equired uyers d, plicable, e e ler, ade d epted. ch cce sor gent a l eed l f e ts d li ati ns f e i g gent s i i a ly ed. he i g gent a l ly i n, sfer d li er h cce sor gent l oneys t e e eld y e i g gent r nder ft r ucting enses r which it is entitled to be reimbursed hereunder. Upon such succession of any such Successor Agent, the resigning Agent shall be discharged from its duties and obligations, in its capacity as Agent hereunder, except for its gross negligence or willful misconduct arising prior to its resignation hereunder, and the provisions of this Section 22 shall continue in effect for the benefit of the resigning Agent in respect of any actions taken or omitted to be taken by it while it was acting as Agent. 22.16. Merger of the Agent. Any Person into which the Agent may be merged or converted or with which it may be consolidated, or any Person surviving or resulting from any merger, conversion or consolidation to which the Agent shall be a party or any Person succeeding to the commercial banking business of the Agent shall be the successor Agent without the execution or filing of any paper or any further act on the part of any of the parties. 22.17. Participation; Assignment by Buyers. (a) Assignments. Any Buyer may at any time assign such Buyer’s rights and obligations hereunder and under the other Repurchase Documents by way of assignment to any Eligible Assignee in accordance with clause (d) of this Section 22.17, (and any other attempted assignment or transfer by any Buyer shall be deemed to be null and void). Each assignment by a Buyer of all or any portion of its rights and obligations hereunder and under the other Repurchase Documents, shall be subject to the following terms and conditions: (i) each such assignment shall be in a minimum amount of the lesser of (x) Five Million Dollars ($5,000,000) or such lesser amount as the Agent shall agree and (y) the entire remaining amount of assigning Buyer’s Committed Sum; provided however that, after giving effect to such assignment, in no event shall the entire remaining amount (if any) of assigning Buyer’s Committed Sum be less than $5,000,000; (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Buyer’s rights and obligations under this Agreement, and (iii) the parties to any assignment shall execute and deliver to Agent an Assignment and Assumption substantially (as determined by Agent) in the form attached hereto as Exhibit E (with appropriate insertions acceptable to Agent), together with a processing and recordation fee in the amount, if any, required as set forth in the Assignment and Assumption. Until the Assignment and Assumption becomes effective in accordance with its terms, and Agent has confirmed that the assignment satisfies the requirements of this Section 22.17, the Seller and the Agent shall be entitled to continue to deal solely and directly with the assigning Buyer in connection with the interest so assigned. From and after the effective date of each Assignment and Assumption that satisfies the requirements of this Section 22.17, the assignee thereunder shall be deemed to be a party to this Agreement, such assignee shall have the rights and obligations of a Buyer under this Agreement and the other Repurchase Documents (including without limitation the right to receive fees payable hereunder in respect of the period following such assignment) and the assigning Buyer shall relinquish its rights and be released from its obligations under this Agreement and the other Repurchase Documents. Upon request, the Seller shall execute and deliver to the Agent, documents reasonably necessary to such assignment process; (b) Participations. The Seller and the Agent acknowledge that each of the Buyers may at any time and from time to time, subject to the terms and conditions hereof, 108 4857-1543-7856 8 hich titl e bursed r under. pon h e sion f y h cce sor gent, e i g gent a l e r ed ties d li ations, acity s gent r under, cept r r s li nce r i lful isconduct g ri r ati n r under, d e r visi ns f is cti n a l ti ue ct r e enefit f e i g gent ect f y ti ns n r i ted e n y hile as ti g s gent. .16. erger f e gent. ny erson t hich e gent ay e erged r verted r ith hich ay e nsolidated, r y ers n i i g r lti g y erger, version r solidati n hich e gent a l e arty r y rs n eding e mercial king sine s f e gent a l e e ce sor gent it out e cution r f y per r y rt er t e art f y f e arties. .17. articipation; ssi ent y uyers. ) ssi nments. ny uyer ay t y e i n h uyer’s ts d li ati ns r nder d der e t er epurchase ocuments y ay f ent y li ible si n e r ance ith se ) f is cti n .17, d y t er te pted ent r sfer y y uyer a l e ed e u l d oid). ach ent y uyer f l r y rti n f ts d li ati ns r nder d der e t er epurchase ocuments, a l e ject e o ing s d nditions: ) h h ent a l e i i u ount f e er f ) i e i li n ollars , 0,0 0) r h er ount s e gent a l ree d ) e tire aining ount f i g uyer’s o mitted ; i ed ever at, t r i i g ct h ent, o ent a l e tire aining ount y) f i g uyer’s o mitted e s n , 0, 0; i) h artial ent a l e ade s ent f r porti nate art f l e i g uyer’s ts d li ati ns der is greement, d i) e arties y ent a l ecute d li er gent ssi ent d ssu ption stantia ly s t ined y gent) e ed reto s xhibit ith ropriate rti ns eptable gent), ether ith r ce sing d r ati n e e ount, y, ired s t rt e ssi ent d sumption. ntil e ssi ent d ssu ption es ti e r ance ith s, d gent as fi ed at e ent ti fi s e i ents f is cti n .17, e e ler d e gent a l e titl ti ue al l ly d i ctly ith e i g uyer nection ith e t rest i ed. d t r e ti e te f h ssi ent d ssu ption at ti fi s e i ents f is cti n .17, e e der a l e ed e arty is greement, h e a l ve e ts d li ati ns f uyer der is gree ent d e t er epurchase ocuments i g it out i it ti n e ht i e s yable r nder ect f e ri d o i g h ent) d e i g uyer a l ish ts d e ed li ati ns der is gree ent d e t er epurchase ocuments. pon uest, e e ler a l ecute d li er e gent, ents ably ce sary h ent r ce s; ) articipations. he e ler d e gent ledge at h f e uyers ay t y e d e e, ject e s d diti ns ereof, sell participations in all or any part of such Buyer’s Commitment and Pro Rata ownership share of the Purchased Loans to any Person (other than a natural person or to the Seller or any of the Seller’s Affiliates or Subsidiaries); provided that any participation permitted hereunder shall comply with all applicable laws and shall be subject to a participation agreement that incorporates the following restrictions: 4857-1543-7856 (1) such Buyer shall remain the holder of the notes issued hereunder, if any, notwithstanding any such participation; (ii) a participant shall not reassign or transfer, or grant any sub- participations in its participation interest hereunder or any part thereof; and (iii) such Buyer shall retain the sole right and responsibility to enforce the obligations of the Seller relating to this Agreement and the other Repurchase Documents, including, without limitation, the right to proceed against any Guarantors, or cause the Agent to do so (subject to the terms and conditions hereof), and the right to approve any amendment, modification or waiver of any provision of this Agreement without the consent of the participant (unless such participant is a Buyer Affiliate), except to the extent such amendment, modification or waiver requires the consent of all Buyers under Section 22.6. In those cases (if any) where a Buyer grants rights to any of its participants to approve amendments, modifications or waivers of any Repurchase Documents pursuant to the immediately preceding sentence, such Buyer must include a voting mechanism as to all such approval rights in the relevant participation agreement(s) whereby a readily-determinable fraction of such Buyer’s portion of the Purchased Loans (whether held by such Buyer or participated) shall control the vote for all of such Buyer’s portion of the Purchased Loans; provided that if no such voting mechanism is provided for or is fully and immediately effective, then the vote of such Buyer itself shall be the vote for all of such Buyer’s portion of the Purchased Loans; and provided further that a participant may exercise approval rights over such matters only on an indirect basis, acting through such Buyer, and the Seller, Agent and the other Buyers may continue to deal directly with such Buyer in connection with such Buyer’s rights and duties hereunder. Notwithstanding the foregoing, however, in the case of any participation granted by any Buyer hereunder, the participant shall not have any rights under this Agreement or any of the other Repurchase Documents against the Agent, any other Buyer or the Seller; provided, however that the participant may have rights against such Buyer in respect of such participation as may be set forth in the applicable participation agreement and all amounts payable by the Seller hereunder shall be determined as if such Buyer had not sold such participation. Each such participant shall be entitled to the benefits of Sections 6.4, 6.5, and 7.1 of this Agreement to the same extent as if it were a Buyer and had acquired its interest by assignment pursuant to clause (a) of this Section 22.17, provided that no participant shall be entitled to receive any greater amount pursuant to such the provisions of Sections 6.4, 6.5 and 7.1 than the issuing Buyer would have been entitled to receive in respect of the amount of the participation transferred by such issuing Buyer to such participant had no such transfer occurred and each such ### - ##-#### l rti i ati ns l r y art f h uyer’s mitment d ro ata nership are f e r hased oans y ers n t er n atural rs n r e e ler r y f e e ler’s filiates r bsidiaries); r i ed at y arti i ati n r i ted r nder a l ply ith l pli able s d a l e ject arti i ati n ent at r orates e o ing tri ti ns: i) h uyer a l ain e lder f e tes d r under, y, t it st ding y h arti i ation; i) rti i ant a l ot si n r sfer, r r nt y b- rti i ati ns rti i ati n rest r nder r y art reof; d ii) h uyer a l t i e le t d onsibility f rce e li ati ns f e e ler l t g is gree ent d e t er epurchase ocuments, l ding, it out i itati n, e t r ceed ainst y uarantors, r se e gent ject e s d diti ns reof), d e t r ve y endment, odification r aiver f y r visi n f is gree ent it out e sent f e rti i ant le s h rti i ant uyer filiate), cept e tent h endment, odification r aiver uires e sent f l uyers der cti n .6. se ses y) here uyer r nts ts y f arti i ants r ve endments, odifications r aivers f y epurchase ocuments rsuant e ediately r eding t nce, h uyer ust l de ti g echanis s l h roval ts e ant rti i ati n r ent(s) hereby i inable t n f h uyer’s rti n f e r hased oans hether ld y h uyer r rti i ated) a l ntrol e te r l f h uyer’s rti n f e r hased oans; i ed at o h ti g echanis i ed r r ll d ediately ctive, n e te f h uyer lf a l e e te r l f h uyer’s rti n f e r hased oans; d i ed rt er at rti i ant ay ercise roval ts er h atters ly irect asis, ti g h h uyer, d e e ler, gent d e t er uyers ay ti ue al i ctly ith h uyer nection ith h uyer’s ts d ties r under. otwithstanding e oing, ever, e se f y rti i ati n ted y y uyer r under, e rti i ant a l ot ve y ts der is gree ent r y f e t er epurchase ocuments ainst e gent, y t er uyer r e e ler; r vided, ever at e arti i ant ay ve ts ainst h uyer ect f h rti i ati n s ay e t rt e pli able arti i ati n ent d l ounts yable y e e ler r nder a l e t ined s h uyer d ot l h arti i ation. ach h arti i ant a l e titl e enefits f cti ns .4, .5, d .1 f is gree ent e e tent s ere uyer d d uired t rest y ent rsuant se ) f is cti n .17, r i ed at o arti i ant a l e titl ei e y r ater ount rsuant h e r visi ns f cti ns .4, . d .1 n e i g uyer ould ve en titl d ei e ect f e ount f e rti i ati n f rr d y h i g uyer h rti i ant d o h sfer u red d h h participant shall also be entitled to the same rights of set-off as though it were a Buyer, provided that such participant agrees to be subject to Section 22.10 hereof as though it were a Buyer. (c) Other Permitted Transfers. Any Buyer may at any time pledge, collaterally assign or grant a security interest in any or all of its interests under this Agreement and in the Purchased Loans to any Federal Reserve Bank or to any other Person to secure obligations of such Buyer, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Buyer from any of its obligations hereunder or substitute any such pledge or assignee for such Buyer as a party hereto. (d) Register. The Agent shall maintain at its principal office a copy of each Assignment Agreement delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Buyers and the Committed Sum of, and amount owing to, each Buyer. The entries in the Register shall be conclusive evidence, absent manifest error, and the Seller, the Agent, and the Buyers may treat each Person whose name is recorded in the Register as the owner of the advances recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Seller or any Buyer (but only with respect to any entry relating to such Buyer’s Committed Sum) upon reasonable notice to the Agent and a copy of such information shall be provided to any such party on their prior written request. The Agent shall give prompt written notice to the Seller of the making of any entry in the Register or any change in such entry. (e) Disclosure of Seller Information. The Seller authorizes each Buyer to disclose to any prospective assignee or participant which has satisfied the requirements hereunder, any and all financial information in such Buyer’s possession concerning the Seller which has been delivered to such Buyer pursuant to this Agreement, provided that each such prospective assignee or participant shall execute a confidentiality agreement consistent with the terms of Section 24.6 hereof or shall otherwise agree to be bound by the terms thereof. ® Nothing in this Agreement or the other Repurchase Documents, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees and participants permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or the other Repurchase Documents. (2) If any interest in this Agreement is so transferred to any Person that is organized under the Legal Requirements of any jurisdiction other than the United States of America or any State thereof, the transferor Buyer shall cause such Person, concurrently with the effectiveness of such transfer, to comply with the relevant provisions of Section 7.5. (h) The Seller shall not be required to incur any cost or expense incident to any sale to a Person of any interest in the Repurchase Documents and the Purchased 110 4857-1543-7856 0 rti i ant a l l e titl e e ts f t f s gh ere uyer, r i ed at h rti i ant rees e ject cti n . 0 r of s gh ere uyer. ) ther ermi ted ransfers. ny uyer ay t y e l ge, ll t ra ly i n r r nt urity t rest y r l f rests der is gree ent d e r hased oans y ederal eserve ank r y t er erson ure li ati ns f h uyer, i g y l ge r ent ure li ati ns ederal eserve ank; r i ed at o h l ge r ent a l se h uyer y f li ati ns r nder r stitute y h l ge r e r h uyer s arty ereto. ) egister. he gent a l aintain t ri cipal ffi e y f h ssi ent gree ent l red d ister e egister”) r e r ati n f e es d re ses f e uyers d e o mitted f, d ount ing , h uyer. he tries e egister a l e clusive i ence, sent anifest r r, d e e ler, e gent, d e uyers ay at h erson hose e r ed e egister s e ner f e ances r ed rein r l rposes f is gr ement. he egister a l e ail ble r ecti n y e e ler r y uyer ut ly ith ect y try t g h uyer’s o mitted ) on nable tice e gent d y f h ation a l e r i ed y h arty eir ri r ri t n uest. he gent a l i e pt ri t n tice e e ler f e aking f y try e egister r y nge h try. ) iscl sure f e ler f ation. he e ler t orizes h uyer i l se y r spective e r arti i ant hich as t i e i ents r under, y d l cial ation h uyer’s sse si n cerning e e ler hich as en l red h uyer rsuant is gr ement, i ed at h h r spective e r arti i ant a l ecute nfidentiality ent nsistent ith e s f cti n .6 r of r a l r ise ree e nd y e s reof. (f) othing is gree ent r e t er epurchase ocuments, ressed r plied, ed r a l nfer y ers n t er n e ective arties reto d reto d eir ce sors d es d rti i ants r i ted r nder d der y nefit r y al r uitable ht, edy r t er der is gree ent r e t er epurchase ocuments. g) y t rest is gree ent f rr d y erson at nized der e egal equire ents f y ri i ti n t er n e nited t tes f merica r y t te reof, e f ror uyer a l se h erson, cu rently ith e t e s f h sfer, ply ith e ant r visi ns f cti n . . ) he e ler a l ot e ired ur y st r ense i ent y le erson f y t rest e epurchase ocuments d e r hased

Loans pursuant to this Section 22.17 and all such costs and expenses shall be for the account of the Buyer selling its rights in the Purchased Loans to such Person. 22.18. The Agent and the Buyers are the only Beneficiaries of this Section. Other than the provisions of Section 22.15 and Section 22.17, this Section 22 is intended to bind and benefit only Comerica Bank and the other Buyers, and does not benefit and shall not be enforceable by the Seller or any other Person whatsoever. 22.19. Knowledge of Default. It is expressly understood and agreed that the Agent shall be entitled to assume that no Default or Event of Default has occurred and is continuing, unless the officers of the Agent immediately responsible for matters concerning this Agreement shall have received a written notice from a Buyer or the Seller specifying such Default or Event of Default and stating that such notice is a “notice of default”. Upon receiving such a notice, the Agent shall promptly notify each Buyer of such Default or Event of Default and provide each Buyer with a copy of such notice and shall endeavor to provide such notice to the Buyers within three (3) Business Days (but without any liability whatsoever in the event of its failure to do so). The Agent shall also furnish the Buyer, promptly upon receipt, with copies of all other notices or other information required to be provided by the Seller hereunder. 22.20. No Reliance on Agent’s Customer Identification Program. (a) Each Buyer acknowledges and agrees that neither such Buyer, nor any of its Affiliates, participants or assignees, may rely on the Agent to carry out such Buyer’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with Seller or any of its Subsidiaries, any of their respective Affiliates or agents, the Repurchase Documents or the transactions hereunder: (i) any identify verification procedures, (ii) any record keeping, (iii) any comparisons with government lists, (iv) any customer notices or (v) any other procedures required under the CIP Regulations or such other laws. (b) Each Buyer or assignee or participant of a Buyer that is not organized under the laws of the United States or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to the Agent the certification, or, if applicable, recertification, certifying that such Buyer is not a “shell” and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations: (x) within 10 days after the Effective Date, and (y) at such other times as are required under the USA Patriot Act. 22.21. Other Titles. Any Buyer identified on the facing page or signature page of this Agreement or in any amendment hereto or as designated with consent of the Agent in any assignment agreement as Lead Arranger, Documentation Agent, or any similar titles, shall not 111 4857-1543-7856 1 oans rsuant is cti n . 7 d l h sts d enses a l e r e unt f e uyer l ts e r hased oans h erson. .18. e gent d e uyers re e ly eneficiaries f is ection. ther n e r visi ns f cti n . 5 d cti n .17, is cti n ed i d d enefit ly omerica ank d e t er uyers, d es ot nefit d a l ot e f rceable y e e ler r y t er ers n hatsoever. .19. nowledge f efault. t re sly derst od d r ed at e gent a l e titl e at o efault r vent f efault as u red d nti uing, le s e ffi ers f e gent ediately nsible r atters cerning is gree ent a l ve i ed ri t n tice uyer r e e ler cif i g h efault r vent f efault d at h tice otice f fault”. pon i i g h otice, e gent a l ptly tify h uyer f h efault r vent f efault d r vide h uyer ith y f h tice d a l eavor r vide h tice e uyers ithin e ) usine s ays ut it out y ilit hatsoever e ent f i re ). he gent a l l ish e uyer, ptly on eipt, ith pies f l t er tices r t er ation ired e i ed y e e ler r under. .20. o eli nce gent’s ust er ntifi ti n r gram. ) ach uyer ledges d rees at it er h uyer, r y f filiates, arti i ants r i n es, ay l e gent rry t h uyer’s, filiate’s, rti i ant’s r e’s er tifi ti n ra , r t er li ati ns ired r posed der r rsuant e SA atriot ct r e ulati ns nder, i g e lati ns t i ed 1 R . 21 s reafter ended r l ced, e IP egulations”), r y t er nti- e r ri a , i g y r s l i g y f e o ing te s t g r nection ith e ler r y f bsidiaries, y f eir ective filiates r ents, e epurchase ocuments r e cti ns r under: ) y tify rifi ti n r cedures, i) y rd eping, ii) y parisons ith er ent ts, ) y er tices r ) y t er edures ired der e IP egulations r h t er s. ) ach uyer r e r rti i ant f uyer at ot nized der e s f e nited t tes r te f d ot epted e rti ti n i ent t i ed cti n 3 f e SA atriot ct d e pli able ulati ns cause th ) fili te f ository t t n r i n k at aintains ysical r nce e nited t tes r i n untry, d i) ject ervisi n y king t ority ulati g h i ository t t n r i n nk) a l li er e gent e rti ti n, r, plicable, ertifi ati n, rt i g at h uyer ot e l” d rt i g t er atters s ired y cti n 3 f e SA atriot ct d e pli able ulations: ) ithin ys t r e ffecti e ate, d ) t h t er i es s re ired der e SA atriot ct. .21. ther itles. ny uyer tifi d e i g ge r ature ge f is gree ent r y endment reto r s si ated ith sent f e gent y ent ent s ead ranger, ocumen ation gent, r y ilar s, a l ot have any right, power, obligation, liability, responsibility or duty under this Agreement as a result of such title other than those applicable to all Buyers as such. Without limiting the foregoing, the Buyers so identified shall not have or be deemed to have any fiduciary relationship with any Buyer as a result of such title. Each Buyer acknowledges that it has not relied, and will not rely, on the Buyer so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. 22.22. Other Agreements. Each Buyer hereby irrevocably appoints, designates and authorizes Agent to enter into any Subordination Agreement, the Custody Agreement, the MBS Custodial Agreement and the Electronic Tracking Agreement, on its behalf and to take such action on its behalf under the provisions of any such agreement. Each Buyer further agrees to be bound by the terms and conditions of each such Subordination Agreement, Custody Agreement, MBS Custodial Agreement and Electronic Tracking Agreement. 22.23. Erroneous Payments. (a) If the Agent determines (which determination shall be conclusive and binding, absent manifest error) that the Agent or any of its Affiliates has erroneously, mistakenly or inadvertently transmitted any funds to any Buyer (whether or not such transmittal was known by such Buyer) (any such funds, whether received as a payment, prepayment, or repayment of Purchase Price, Price Differential, fees, distributions, or otherwise, individually and collectively, an “Erroneous Payment”) and the Agent subsequently demands the return of such Erroneous Payment (or any portion thereof), then such Buyer shall promptly, but in no event later than two (2) Business Days after such demand, return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such demand was made by the Agent, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such amount was received by such Buyer to the date such amount is repaid to the Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation (plus any administrative, processing or similar fees assessed by Agent in connection with the foregoing). (b) To the extent permitted by applicable law, each Buyer agrees not to assert any right or claim to any Erroneous Payment (or any portion thereof) and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment (or any portion thereof) (including, without limitation, any defense based on “discharge for value” or any similar doctrine). (©) This Section 22.23 shall survive the resignation or replacement of the Agent, any transfer of rights or obligations by, or the replacement of, a Buyer, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Repurchase Document. 112 4857-1543-7856 2 ve y ht, er, li ation, ility, onsibility r ty der is gree ent s ult f h t er n se pli able l uyers s ch. ithout i iti g e oing, e uyers tifi d a l ot ve r e ed ve y iary ship ith y uyer s ult f h . ach uyer ledges at as ot li d, d i l ot ly, e uyer tifi d ci i g ter t is gree ent r i g r ot i g ti n r under. . 2. ther gr ements. ach uyer r y rre ably points, si nates d t orizes gent ter t y bordination gr ement, e ust dy gr ement, e BS ustodial gree ent d e l ctr nic r cking gr ement, half d e h ti n half der e r visi ns f y h r ent. ach uyer rt er rees e und e s d nditi ns f h h bordination gr ement, ust dy gr ement, BS ustodial gree ent d l ctr nic r cking gr ement. .23. rr neous ayments. ) e gent t ines hich t ination a l e clusive d i ding, sent anifest r) at e gent r y f filiates as eously, ist enly r vertently ra i ted y ds y uyer hether r ot h ittal as n y h uyer) y h ds, hether i ed s y ent, yment, r ent f rchase rice, rice i ferential, es, i t ti ns, r t r ise, i i ua ly d ll cti ely, rr eous ent”) d e gent s quently ands e t rn f h rr eous ent r y rti n reof), n h uyer a l r ptly, ut ent t r n o ) usine s ays ft r h and, t rn e gent e ount f y h r eous ent r rti n reof) s hich h and as ade y e gent, e y ds e r cy i ed), ether ith t rest n ect f h y d i g e ate h ount as i ed y h uyer e ate h ount aid e gent e y ds t e r ater f e ederal nds ffective ate d te t ined y e gent r ance ith king stry les k pensation l s y inistrative, r ce sing r ilar s ssed y gent nection ith e oing). ) o e tent r i ted y li able , h uyer rees ot sert y t r y r eous ent r y rti n reof) d r by aives y i , nterclai , f nse r t f t f r ent ith ect y and, r ntercl i y e gent r e rn f y rr eous ent r y rti n reof) ing, it out itati n, y f nse sed i arge r l e” r y ilar ctrine). c) his cti n . 3 a l r i e e ati n r ent f e gent, y sfer f ts r li ati ns y, r e ent f, uyer, e inati n f e mitments d/or e ent, t ti n r arge f l bligations r y rti n reof) der y epurchase ocument.

Section 23. Notices and Other Communications; Electronic Transmissions. (a) Except as expressly provided otherwise in this Agreement (and except as provided in clause (b) below), all notices and other communications provided to any party hereto under this Agreement or any other Repurchase Document shall be in writing and shall be given by personal delivery, by mail, by reputable overnight courier or by facsimile and addressed or delivered to it at its address set forth below or at such other address as may be designated by such party in a notice to the other parties that complies as to delivery with the terms of this Section 23 or posted to an E-System set up by or at the direction of Agent (as set forth below). Any notice, if personally delivered or if mailed and properly addressed with postage prepaid and sent by registered or certified mail, shall be deemed given when received or when delivery is refused; any notice, if given to a reputable overnight courier and properly addressed, shall be deemed given two (2) Business Days after the date on which it was sent, unless it is actually received sooner by the named addressee; and any notice, if transmitted by facsimile, shall be deemed given when received. The Agent may, but, except as specifically provided herein, shall not be required to, take any action on the basis of any notice given to it by telephone, but the giver of any such notice shall promptly confirm such notice in writing or by facsimile, and such notice will not be deemed to have been received until such confirmation is deemed received in accordance with the provisions of this Section set forth above. If such telephonic notice conflicts with any such confirmation, the terms of such telephonic notice shall control. (b) Notices and other communications provided to the Agent and the Buyers party hereto under this Agreement or any other Repurchase Document may be delivered or furnished by electronic communication (including email and Internet or intranet websites) pursuant to procedures approved by the Agent. The Agent or the Seller may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications (including email and any E-System) pursuant to procedures approved by it. Unless otherwise agreed to in a writing by and among the parties to a particular communication, (i) notices and other communications sent to an email address shall be deemed received upon the intended recipient’s receipt of such notice or other communication and (ii) notices and other communications posted to any E-System shall be deemed received upon the deemed receipt by the intended recipient at its email address as described in the foregoing clause (i) of notification that such notice or other communication is available and identifying the website address therefore. If to the Seller: Pulte Mortgage LLC 7390 South Iola Englewood, CO 80112 Attention: Ralph Nowicki Telephone: 303-493-2596 Facsimile: 303-409-5249 Email: Ralph.Nowicki@pulte.com With a copy to: 113 4857-1543-7856 3 cti n 3. otices d ther o munications; l ctronic ransmissions. ) xcept s pre sly r i ed r ise is gree ent d cept s i ed se ) l ), l tices d t er munications i ed y arty reto der is gree ent r y t er epurchase ocument a l e riti g d a l e i en y rsonal li ery, y ail, y utable ernight urier r y i ile d ressed r l red t dre s t rt l r t h t er dre s s ay e si ated y h arty tice e t er arties at plies s li ery ith e s f is cti n 3 r sted - yst t p y r t e i ti n f gent s t rt l w). ny tice, rs na ly l red r ailed d r perly ressed ith stage r aid d nt y i t r d r rti i d ail, a l e ed i en hen i ed r hen li ery sed; y otice, i en utable ernight urier d r perly re sed, a l e ed i n o ) usine s ays ft r e te hich as nt, le s t a ly i ed ner y e ed re s e; d y otice, ra i ted y si ile, a l e ed i en hen i ed. he gent ay, ut, cept s cifica ly r i ed rein, a l ot e uired , e y ti n e asis f y tice i en y one, ut e i er f y h tice a l ptly fi h tice riti g r y si ile, d h tice i l ot e ed ve en i ed ntil h fi ation ed i ed r ance ith e r visi ns f is cti n t rt ove. h onic tice nflicts ith y h fir ation, e s f h onic tice a l ntrol. ) otices d t er munications i ed e gent d e uyers arty reto der is gree ent r y t er epurchase ocument ay e l red r i ed y t nic munication n i g ail d t r et r et ebsites) rsuant edures r ved y e gent. he gent r e e ler ay, i retion, ree ept tices d t er munications r nder y t nic munications i g ail d y - yst ) rsuant edures r ved y . nle s r ise r ed riti g y d ong e arties arti ular munication, ) tices d t er munications nt ail dre s a l e ed i ed on e ed i ient’s eipt f h tice r t er munication d i) ti es d t er munications sted y - yst a l e ed i ed on e ed eipt y e ed i ient t ail dre s s scri ed e i g se ) f tifi ti n at h tice r t er munication ail ble d ti i g e ebsite dre s refore. e e ler: ulte ortgage C 90 uth la gl od, 12 tention: alph owicki el hone: - 3-2596 acsi ile: - 9-5249 ail: al . icki pulte. ith y :

Honigman LLP 2290 First National Building Detroit, Michigan 48226 Attention: Steven J. Migliore Telephone: 313-465-7462 Facsimile: 313-465-7463 Email: smigliore@honigman.com If to Comerica Bank as Agent or as a Buyer, as to all notices hereunder: Comerica Bank 350 Tenth Ave, Ste 950 San Diego, CA 92101 Attention: Braden R. Fudge Telephone: (619) 652-5728 Fax: Email: brfudge@comerica.com with a copy of all Request/Confirmations to be delivered to the following email addresses: corpfinadmin@comerica.com viringger(@comerica.com pgdufault@comerica.com smhelmer@comerica.com megetz@comerica.com with a copy to: Nicholas P. Scavone, Jr. BODMAN PLC 6th Floor at Ford Field 1901 St. Antoine Street Detroit, Michigan 48226 Phone: 313-393-7580 Facsimile: 313-393-7579 Email: nscavone@bodmanlaw.com If to the other Buyers, at the addresses shown on Schedule 23. (©) Each of the Agent, the Seller, the Buyers, and each of their Affiliates is authorized (but not required) to transmit, post or otherwise make or communicate, in its sole discretion, Electronic Transmissions in connection with any Repurchase Document and the transactions contemplated therein. The Seller hereby acknowledges and agrees that the use of Electronic Transmissions is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing the transmission of Electronic Transmissions. 114 4857-1543-7856 4 oni an P 90 irst ational uil ing etroit, ichigan 226 tention: t en . igliore el hone: - 5-7462 acsi ile: - 5-7463 ail: i iore@ i an.c o erica ank s gent r s uyer, s l tices r under: omerica ank 0 enth ve, te 0 n iego, 101 tention: raden . dge el hone: 9) - 728 ax: ail: ud comerica.c ith y f l equest/ onfir ations e l red e o i g ail dre ses: inadm n comerica. l ing @ erica. f l comerica. hel er comerica.co eget comerica.c ith y : icholas . avone, r. AN C t l or t ord i ld 01 t. ntoine tr et etroit, ichigan 226 one: - 3-7580 acsi ile: - 3-7579 ail: vo e bodmanlaw.co e er uyers, t e re ses n edule 3. c) ach f e gent, e e ler, e uyers, d h f eir filiates t ori ed ut ot uired) s it, ost r r ise ake r municate, le i reti n, l ctr nic r s i sions nection ith y epurchase ocument d e cti ns t plated rein. he e ler r y ledges d rees at e se f l ctr nic r s i sions ot ce sarily ure d at re re s ciated ith h se, i g s f ption, i l sure d se d h i ates es d epts h s r y t orizi g e ra i si n f l ctr nic r nsmissions.

(d) All uses of an E-System shall be governed by and subject to, in addition to this Section 23, separate terms and conditions posted or referenced in such E-System and related contractual obligations executed by the Agent, the Seller and the Buyers in connection with the use of such E-System. (e) All E-Systems and Electronic Transmissions shall be provided “as is” and “as available”. None of the Agent or any of its Affiliates warrants the accuracy, adequacy or completeness of any E-Systems or Electronic Transmission, and each disclaims all liability for errors or omissions therein. No warranty of any kind is made by the Agent or any of its Affiliates in connection with any E Systems or Electronic Transmission, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects. The Agent, the Seller and the Buyers agree that the Agent has no responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Electronic Transmission or otherwise required for any E-System. Section 24. Miscellaneous. 24.1. Further Assurances. At any time and from time to time, at the sole expense of the Seller, the Seller or the Servicer shall promptly provide such further reasonable assurances, documents and agreements and undertake such actions as the Agent may reasonably request in order to effect the purposes of this Agreement, including the assignment, conveyance and transfer of all right, title and interest of each Purchased Loan from the Seller to the Agent, or to otherwise obtain or preserve the benefits or rights granted under this Agreement. In the event the Seller, Servicer or any subservicer, in the performance of the Servicing Functions shall foreclose any Mortgage for which the Agent and the Buyers have not received the Repurchase Price, all such actions shall be taken in the name of the Agent for the benefit of the Buyers and in accordance with Accepted Servicing Practices. 24.2. Agent as Attorney in Fact. The Agent is hereby appointed the attorney-in-fact of the Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments or documents that the Agent may deem reasonably necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest, although the Agent agrees not to exercise its rights under this power of attorney unless, in its opinion or the opinion of its legal counsel, an Event of Default has occurred that has not been cured by the Seller or that the Agent has not declared in writing to have been waived in accordance with Section 22. Without limiting the generality of the foregoing, but subject to Section 18.3, the Agent shall have the right and power during the occurrence and continuation of any Event of Default to receive, endorse, collect and control all checks or instruments made payable to the order of the Seller and all other forms of payment to the Seller that represent any payment on account of the principal of or interest on or proceeds from any of the Purchased Loans and to give full discharge for the same. 115 4857-1543-7856 5 ) l ses f - yst a l e erned y d ject , diti n is cti n 3, arate s d diti ns sted r ed h - yst d t d ntractual li ati ns cuted y e gent, e e ler d e uyers nection ith e se f h - ystem. ) l - yst s d l ctr nic r s i sions a l e i ed s d s ailable”. one f e gent r y f filiates a rants e uracy, uacy r pletene s f y - yst s r l ctr nic r nsmi sion, d h s l ilit r rs r i sions rein. o a ranty f y i d ade y e gent r y f filiates nection ith y st s r l ctr nic r nsmission, i g y a ranty f erchantability, s r arti ular rpose, -i f ent f arty ts r ree i ses r t er de fects. he gent, e e ler d e uyers ree at e gent as o onsibility r aintaining r r viding y i ent, f are, ices r y t g ired nection ith y l ctr nic r s i sion r r ise ired r y - yste . cti n 4. isce l neous. .1. urther ssurances. t y e d e e, t e le ense f e e ler, e e ler r e rvicer a l ptly r vide h rt er nable rances, ents d ents d dertake h ti ns s e gent ay ably uest r er ct e rposes f is gr ement, i g e ent, eyance d sfer f l ht, d t rest f h r hased oan e e ler e gent, r r ise tain r r serve e nefits r ts ted der is gr ement. e ent e e ler, rvicer r y servicer, e ance f e r ici g nctions a l l se y ortgage r hich e gent d e uyers ve ot i ed e epurchase rice, l h t ns a l e n e e f e gent r e enefit f e uyers d r ance ith cepted r ici g ractices. .2. gent s tt r ey act. he gent r y ointed e y-in-fact f e e ler r e r ose f r i g t e r visi ns f is gree ent d i g y ti n d cuting y ru ents r ents at e gent ay ably ce sary r isable plish e rposes reof, hich oi t ent s y-in-fact rre able d pled ith t rest, h h e gent rees t ercise ts der is er f y le s, i i n r e i i n f al unsel, vent f efault as u red at as t en r d y e e ler r at e gent as ot cl red riti g ve en aived r ance ith cti n 2. ithout i iti g e nerality f e oing, ut ject cti n .3, e gent a l ve e t d er ri g e urrence d ti uati n f y vent f efault eive, dorse, l ct d ntrol l cks r ru ents ade yable e r er f e e ler d l t er s f ent e e ler at r sent y ent unt f e ri cipal f r t rest r r ceeds y f e rchased oans d i e l i arge r e e.

24.3. Wires to Seller. Any amounts to be transferred by the Agent to the Seller hereunder (other than Purchases Prices for the Purchased Loans) shall be sent by journal entry (or wire transfer) in immediately available funds to the Operating Account. 24.4. Wires to Agent. Except as may be otherwise expressly provided herein, any amounts to be transferred by the Seller to the Agent hereunder shall be sent by wire transfer in immediately available funds to the Repurchase Settlement Account. 24.5. Receipt; Available Funds. Amounts received after 1:00 p.m. (Detroit, Michigan time) on any Business Day shall be deemed to have been paid and received on the next succeeding Business Day. All payments and transfers of cash pursuant to this Agreement shall be made (only if the paying and receiving accounts are with the same financial institution) by journal entries, or (otherwise) by wire transfer, of immediately available funds in U.S. dollars. 24.6. Privacy of Customer Information. The Seller’s Customer Information in the possession of the Agent or the Buyers, other than information independently obtained by the Agent or the Buyers and not derived in any manner from or using information obtained under or in connection with this Agreement, is and shall remain confidential and proprietary information of the Seller. Except in accordance with this Section 24.6, the Agent and the Buyers shall not use any Seller’s Customer Information for any purpose, including the marketing of products or services to, or the solicitation of business from, Customers, or disclose any Seller’s Customer Information to any Person, including any of the Agent’s or the Buyers’ employees, agents or contractors or any third party not affiliated with the Agent or a Buyer. The Agent and the Buyers may use or disclose the Seller’s Customer Information only to the extent necessary (a) for examination and audit of the Agent’s or the Buyers’ respective activities, books and records by their regulatory authorities, (b) to market or sell Purchased Mortgage Loans or to enforce or exercise their rights under any Repurchase Document, (c) to carry out the Agent’s, the Buyers’, the Custodian’s and the Approved MBS Custodian’s express rights and obligations under this Agreement and the other Repurchase Documents (including providing the Seller’s Customer Information to Approved Investors), or (d) in connection with an assignment or participation as authorized by Section 22 or in connection with any hedging transaction related to the Purchased Loans and for no other purpose; provided that the Agent and the Buyers may also use and disclose the Seller’s Customer Information as expressly permitted by the Seller in writing, to the extent that such express permission is in accordance with the Privacy Requirements. The Agent and the Buyers shall ensure that each Person to which the Agent or a Buyer intends to disclose Seller’s Customer Information, before any such disclosure of information, agrees to keep confidential any such Seller’s Customer Information and to use or disclose such Seller’s Customer Information only to the extent necessary to protect or exercise the Agent’s, the Buyers’, the Custodian’s and the Approved MBS Custodian’s rights and privileges, or to carry out the Agent’s, the Buyers’, the Custodian’s and the Approved MBS Custodian’s express obligations under this Agreement and the other Repurchase Documents (including providing the Seller’s Customer Information to Approved Investors). The Agent agrees to maintain an Information Security Program and to assess, manage and control risks relating to the security and confidentiality of the Seller’s Customer Information pursuant to such program in the same manner as the Agent does in respect of its own customers’ information, and shall implement the standards relating to such risks in the manner set forth in the Interagency Guidelines Establishing Standards for Safeguarding Company Customer Information set forth in 12 CFR Parts 30, 208, 116 4857-1543-7856 6 .3. ires e ler. ny ounts e f rr d y e gent e e ler r nder t er n rchases ri es r e r hased oans) a l e t y rnal try r ire sfer) ediately ail ble ds e perating count. .4. ires gent. xcept s ay e r ise pre sly i ed erein, y ounts e f rr d y e e ler e gent r nder a l e t y ire sfer ediately ail ble ds e epurchase t ent count. .5. eceipt; vailable unds. ounts i ed ft r 0 . . etroit, ichigan e) y usine s ay a l e ed ve en aid d i ed e ext eding usine s ay. l ents d sfers f sh rsuant is gree ent a l e ade ly e ying d i i g unts re ith e e cial t ti n) y rnal tries, r r ise) y ire sfer, f ediately ail ble ds .S. lars. .6. ri acy f ust er ation. he e ler’s ust er ation e sse sion f e gent r e uyers, t er n ation endently t i ed y e gent r e uyers d ot ri ed y a ner r si g ation t i ed der r nection ith is gr ement, d a l ain nfidential d r prietary ation f e e ler. xcept r ance ith is cti n .6, e gent d e uyers a l t se y e ler’s ust er ation r y rpose, i g e arketing f r ducts r ices , r e li it t n f sine s , ustomers, r i l se y e ler’s ust er ation y erson, i g y f e gent’s r e uyers’ ploy es, ents r ntractors r y i arty ot i ith e gent r uyer. he gent d e uyers ay se r i l se e e ler’s ust er ation ly e tent ce sary ) r ination d dit f e gent’s r e uyers’ ective ti ities, oks d rds y eir lat ry thorities, ) arket r l r hased ortgage oans r f rce r ercise eir ts der y epurchase ocument, ) rry t e gent’s, e uyers’, e ustodian’s d e pproved BS ustodian’s pre s ts d li ati ns der is gree ent d e t er epurchase ocuments i g r viding e e ler’s ust er ation pproved estors), r ) nection ith ent r rti i ati n s t ri ed y cti n r nection ith y ging cti n t d e r hased oans d r o t er rpose; r i ed at e gent d e uyers ay l se d i l se e e ler’s ust er ation s pre sly r i ted y e e ler riti g, e tent at h pre s r i sion r ance ith e ri cy equirements. he gent d e uyers a l sure at h ers n hich e gent r uyer ds i l se e ler’s ust er ation, fore y h i l sure f ation, rees ep nfidential y h e ler’s ust er ation d se r i l se h e ler’s ust er ation ly e tent ce sary r tect r ercise e gent’s, e uyers’, e ustodian’s d e pproved BS ustodian’s ts d ri il ges, r rry t e gent’s, e uyers’, e ustodian’s d e pproved BS ustodian’s pre s li ati ns der is gree ent d e t er epurchase ocuments n i g r viding e e ler’s ust er ation pproved estors). he gent rees aintain ation curity r r d se s, anage d ntrol s l t g e urity d nfidentiality f e e ler’s ust er ation rsuant h r e e a ner s e gent es ect f n st ers’ ation, d a l pl ent e ards t g h s e a ner t rt e cy uidelines st bli i g t dards r f uarding pany ust er ation t rt R arts , 8,

211, 225, 263, 308, 364, 568 and 570. Without limiting the scope of the foregoing sentence, the Agent and the Buyers shall use at least the same physical and other security measures to protect all of the Seller’s Customer Information in their possession or control as each of them uses for its own customers’ confidential and proprietary information. Section 25. Entire Agreement; Severability. This Agreement supersedes any existing agreements between the parties containing general terms and conditions for repurchase transactions. This Agreement may not be amended, modified or supplemented except in accordance with the provisions of Section 22 and such amendment, modification or supplement must be set forth in a writing signed by the parties required to do so in accordance with Section 22. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement. Section 26. Non-assignability; Termination; Replacement of Buyers. 26.1. Limited Assignment. Except with respect to any repurchase transaction, sale, transfer, pledge or hypothecation by the Agent or any Buyer pursuant to Section 22.17, the rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by any party without the prior written consent of the other parties and any such assignment without the prior written consent of the other parties shall be null and void. Subject to the foregoing, this Agreement and any Transactions shall bind and benefit the parties and their respective successors and assigns. 26.2. Remedies Exception. Section 26.1 shall not preclude a party from assigning, charging or otherwise dealing with all or any part of its interest in any sum payable to it under Section 18. 26.3. Agreement Termination. This Agreement shall terminate, automatically and without any requirement for notice, on the date after the Termination Date on which all Obligations (other than contingent reimbursement or indemnification obligations as to which no claim has been asserted) have been indefeasibly paid in full, provided, that the provisions of Sections 6.7, 6.8, 7 and 20 shall survive the termination of this Agreement, provided further, that this Agreement and any Open Transactions may be extended by mutual agreement of the Buyers, the Agent and the Seller; and provided further, that no such party shall be obligated to agree to such an extension. 26.4. Replacement of Buyers. (a) If any Buyer becomes a Defaulting Buyer hereunder, or any Buyer does not consent to a modification or waiver of the terms of this Agreement or the other Repurchase Documents requested by the Agent, or otherwise fails to give its consent to an action requested by the Seller hereunder and, in each case, the Required Buyers have given their consent then, provided no Default or Event of Default has occurred and is continuing, the Seller may, at its sole expense and effort, upon notice to such Buyer and the Agent, require such Buyer to assign and delegate, without recourse (in accordance with and subject to the restrictions set forth in Section 22.17) all its interests, rights and obligations under this Agreement to an assignee (which 117 4857-1543-7856 7 1, 5, 3, 8, 4, 8 d 0. ithout i iti g e pe f e ing t nce, e gent d e uyers a l se t st e e ysical d t er urity easures r tect l f e e ler’s ust er ation eir sse sion r ntrol s h f ses r n st ers’ nfidential d r prietary ation. cti n 5. ntire greement; verab lity. his gree ent ersedes y isti g ents t en e arties tai i g neral s d nditi ns r rchase actions. his gree ent ay ot e ended, odified r l ented cept r ance ith e r visi ns f cti n d h endment, odification r l ent ust e t rt riti g ed y e arties ired r ance ith cti n 2. ach r visi n d ent rein a l e t d s arate d endent y t er r visi n r ent rein d a l e f rceable t it st ding e enforceab lity f y h t er r visi n r r ent. cti n 6. on-assignability; er ination; epl ce ent f uyers. .1. i ited ssi nment. xcept ith ect y r hase saction, le, sfer, l ge r othecation e gent r y uyer rsuant cti n .17, e ts d li ati ns f e arties der is gree ent d der y r nsaction a l t e ed y y arty it out e ri r ri t n sent f e t er arties d y h ent it out e ri r ri t n sent f e t er arties a l e u l d id. bject e oing, is gree ent d y r nsactions a l i d d enefit e arties d eir ective ce sors d i ns. .2. e edies xception. cti n .1 a l ot r l de arty i ning, r i g r r ise ali g ith l r y art f t rest y yable der cti n . .3. greement r ination. his gree ent a l inate, t atically d it out y i ent r otice, e te t r e er ination ate hich l bligations t er n ti gent i urs ent r nification li ati ns s hich o as en rt d) ve en feasibly aid l, r vided, at e r visi ns f cti ns . , . , d 0 a l r i e e inati n f is gr ement, i ed rt er, at is gree ent d y pen r nsactions ay e t ed utual ent f e uyers, e gent d e e ler; d i ed rt er, at o h arty a l e li ated ree h t nsion. .4. epl ce ent f uyers. ) y uyer es efaulting uyer r under, r y uyer es t sent odification r aiver f e s f is gree ent r e t er epurchase ocuments ested y e gent, r r ise ils i e sent ti n ested y e e ler r nder d, h se, e equired uyers ve i en eir sent n, i ed o efault r vent f efault as u red d nti uing, e e ler ay, t le ense d ffort, on tice h uyer d e gent, uire h uyer i n d l gate, it out urse r ance ith d ject e t t s t rt cti n . 7) l t rests, ts d li ati ns der is gree ent e hich assignee may be another Buyer) that shall assume such obligations; provided, that (x) the Seller shall have received the prior written consent of the Agent, which consent shall not be unreasonably withheld and (y) such Buyer shall have received payment of an amount equal to the Repurchase Price of all Transactions funded by it together with accrued Fees and all other amounts payable to it hereunder, from the assignee (in the case of such Repurchase Price and Fees) and from the Seller (in the case of all other amounts). A Buyer shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Buyer or otherwise, the circumstances entitling the Seller to require such assignment and delegation cease to apply (b) The Agent shall reasonably cooperate in effectuating the replacement of any Buyer under this Section 26.4 but at no time shall the Agent be obligated to initiate any such replacement. Section 27. Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument. Section 28. Governing Law, Jurisdiction and Venue. THIS AGREEMENT (INCLUDING THIS CHOICE-OF-LAW PROVISION) AND THE OTHER REPURCHASE DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ALL CONTROVERSIES AND DISPUTES ARISING UNDER, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT AND THE OTHER REPURCHASE DOCUMENTS SHALL BE RESOLVED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN AND THE UNITED STATES OF AMERICA APPLICABLE TO CONTRACTS MADE AND TO BE WHOLLY PERFORMED WITHIN SUCH STATE. THE SELLER, THE AGENT AND THE BUYERS EACH HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN OR, IF SUCH COURT DOES NOT HAVE JURISDICTION, MICHIGAN STATE COURT SITTING IN DETROIT, FOR THE PURPOSE OF ANY ACTION OR OTHER PROCEEDING ARISING UNDER, IN CONNECTION WITH OR RELATING TO THE REPURCHASE DOCUMENTS OR ANY RELATED TRANSACTION. Seller irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan by the delivery of copies of such process to it at the applicable addresses specified on in Section 23 in a notice to the other parties that complies as to delivery with the terms of Section 23. Nothing in this Section 28 shall affect the right of the Buyers and the Agent to serve process in any other manner permitted by law or limit the right of the Buyers or the Agent (or any of them) to bring any such action or proceeding against Seller or any of their property in the courts with subject matter jurisdiction of any other jurisdiction. Seller irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts. 118 4857-1543-7856 8 e ay e ther uyer) at a l e h li ations; r vided, at ) e e ler a l ve i ed e ri r ri t n sent f e gent, hich sent a l ot e r s nably it held d ) h uyer a l ve i ed ent f ount ual e epurchase ri e f l r nsactions ed y ether ith r ed ees d l t er ounts yable r under, e e e se f h epurchase ri e d ees) d e e ler e se f l t er ounts). uyer a l ot e ired ake y h ent d l ati n , ri r reto, s sult f aiver y h uyer r t r ise, e rc stances titl g e e ler uire h ent d l ati n ase ply ) he gent a l ably perate t ati g e ent f y uyer der is cti n .4 ut t o e a l e gent e li ated iti te y h ent. cti n 7. ounterparts. his gree ent ay e cuted y ber f unterparts, h f hich nterparts a l e ed e ri inal, d h nterparts a l nstitute ut e d e e ent. cti n 8. overning aw, risdicti n d enue. IS EE ENT INC I G IS I E- F- VISION) D E ER CHASE UMENTS L VERNED D STRUED D L NTROVERSIES D I TES ISI G DER, NECTION ITH R ATING IS EE ENT D E ER CHASE UMENTS L S LVED, RDANCE ITH E S F E TE F I I AN D E I ED TES F ERICA I BLE TRACTS ADE D E HO LY ED ITHIN H TE. E LER, E ENT D E ERS H EBY R CABLY ITS E NEXCLUSIVE I I TI N D UE F E I ED TES I I T URT R E S ERN I I T F I I AN R, H URT ES T VE I I TION, I I AN TE URT I G TROIT, R E POSE F Y TI N R ER CEEDING ISI G DER, NECTION ITH R ATING E CHASE UMENTS R Y ATED NSACTION. e ler rre ably sents e ice f y d l r ce s y h ti n r eeding ght y urt r f e t te f ichigan y e li ery f pies f h r ce s t e pli able re ses cifi d cti n 3 tice e t er arties at plies s li ery ith e s f cti n 3. othing is cti n a l ct e t f e uyers d e gent r e r ce s y t er a ner r i ted y r it e t f e uyers r e gent r y f ) ri g y h ti n r eeding ainst e ler r y f eir r perty e urts ith ject atter ri i ti n f y t er ri iction. e ler rre ably aives y jecti n e i g f ue f y h it r eeding e ve scri ed urts.

Section 29. Waiver of Jury Trial. EACH OF THE SELLER (IN ITS CAPACITY AS SELLER AND SERVICER), THE BUYERS AND THE AGENT HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY EACH OF THE SELLER, THE BUYERS AND THE AGENT, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE AGENT IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE SELLER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE BUYERS OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY STOCKHOLDER, DIRECTOR, OFFICER, AGENT OR REPRESENTATIVE OF THE SELLER THAT THE BUYERS OR THE AGENT WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. Section 30. Relationship of the Parties. This Agreement provides for the sale by the Seller and the purchase by the Buyers (acting through their agent and representative, the Agent) of Eligible Loans and the obligation of the Seller to repurchase them upon termination of each Transaction. The relationship between the Seller and the Buyers (and the Agent) is limited to that of seller and repurchaser on the one hand and buyers and resellers (and the Agent as the Buyers’ agent and representative) on the other. The provisions in this Agreement and the other Repurchase Documents for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Buyers and the Agent, to protect the interests of the Buyers as buyers, including the Buyers’ and the Agent’s interest in assuring repurchase of Purchased Loans at the termination of each Transaction, and nothing contained in this Agreement or any of the other Repurchase Documents shall be construed as permitting or obligating any Buyer or the Agent to act as a financial or business advisor or consultant to the Seller, as permitting or obligating any Buyer or the Agent to control the Seller or to conduct the Seller’s operations, as creating any fiduciary obligation on the part of the Buyers or the Agent to the Seller, or as creating any joint venture, agency or other relationship between the parties other than as explicitly and specifically stated in this Agreement. The Seller acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and the other Repurchase Documents and to obtain the advice of such counsel with respect to all matters contained in the Repurchase Documents including the provision for waiver of trial by jury. The Seller further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to the Buyers and the Agent to enter into this Agreement, and to execute and deliver this Agreement and the other Repurchase Documents. 119 4857-1543-7856 9 cti n 9. aiver f ry rial. H F E ER S PACITY S ER D VICER), E ERS D E ENT EBY ) ENANTS D R ES T CT I L Y F Y E I BLE F I T RY, D ) AIVES Y I T I L Y LY E ENT AT Y H I T L R EAFTER IST. IS AIVER F I T I L Y TELY I EN, INGLY D LUNTARILY, H F E LER, E ERS D E ENT, D IS AIVER DED MPA S LLY H CE D H E S HICH E I T F Y I L OULD ERWISE CRUE. E ENT EBY ORIZED D UESTED IT IS EE ENT Y URT VING I I TI N ER E J CT A TER D E TIES RETO, S VE S NCLUSIVE I NCE F E GOING AIVER F E I T Y IAL. THER, E ER EBY RTIFIES AT ESENTATIVE R ENT F E ERS R E ENT AS P ESENTED, E SLY R ERWISE, Y HOLDER, I CTOR, FFICER, ENT R ESENTATIVE F E ER AT E ERS R E ENT I L T K RCE IS AIVER F I T Y I L VISION. cti n 0. elati ship f e arties. his gree ent r vides r e le y e e ler d e rchase y e uyers ti g h eir ent d resentative, e gent) f li ible oans d e li ati n f e e ler r hase on inati n f h ransaction. he ship t en e e ler d e uyers d e gent) i it d at f ll r d rchaser e e nd d yers d e lers d e gent s e uyers’ ent d r sentative) e t er. he r visi ns is gree ent d e t er epurchase ocuments r pliance ith cial enants d li ery f cial e ents re ed l ly r e enefit f e uyers d e gent, r tect e t rests f e uyers s yers, i g e uyers’ d e gent’s t rest ri g rchase f r hased oans t e inati n f h ransaction, d t i g t i ed is gree ent r y f e t er epurchase ocuments a l e str ed s r i ti g r li ati g y uyer r e gent t s cial r sine s visor r sultant e e ler, s r i ti g r li ati g y uyer r e gent ntrol e e ler r duct e e ler’s erations, s ti g y iary li ati n e art f e uyers r e gent e e ler, r s ti g y int nture, cy r t er ship t en e arties t er n s plicitly d cifica ly is gr ement. he e ler ledges at as d e portunity tain e vice f eri ced nsel f n osing nection ith e gotiati n d cuti n f is gree ent d e t er epurchase ocuments d tain e vice f h nsel ith ect l atters tai ed e epurchase ocuments i g e r visi n r aiver f l y ry. he e ler rt er ledges at eri ced ith ect cial d dit atters d as ade n endent cisi ns ply e uyers d e gent ter t is gr ement, d ecute d li er is gree ent d e t er epurchase ocuments.

Section 31. No Waivers, Etc. No express or implied waiver of any Event of Default by any party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by the Seller and the parties required to do so pursuant to Section 23. Without limitation on any of the foregoing, the failure to give a notice pursuant to Section 23 will not constitute a waiver of any right to do so at a later date. The rights and remedies of the Buyers hereunder shall be cumulative and not exclusive of any rights and remedies that the Buyers would otherwise have. No failure or delay on the part of the Buyers in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Section 32. Use of Employee Plan Assets. 32.1. Prohibited Transactions. If assets of an employee benefit plan subject to any provision of ERISA are intended to be used by any party hereto (the “Plan Party”) in a Transaction, the Plan Party shall so notify the other parties prior to the Transaction. The Plan Party shall represent in writing to the other parties that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other parties may proceed in reliance thereon but shall not be required so to proceed. 32.2. Audited Financial Statements Required. Subject to the last sentence of Section 32.1, any such Transaction shall proceed only if the Seller furnishes or has furnished to the Agent its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition. 32.3. Representations. By entering into a Transaction pursuant to this Section 32, the Seller shall be deemed (a) to represent to the Buyers and the Agent that since the date of the Seller’s latest such financial statements, there has been no material adverse change in the Seller’s financial condition that the Seller has not disclosed to the Agent, and (b) to agree to provide the Agent with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any Open Transaction involving a Plan Party. Section 33. Intent. 33.1. Transactions are Repurchase Agreements and Securities Contracts. The parties intend and acknowledge that each Transaction is a “repurchase agreement” and a “master netting agreement” as such terms are defined in Section 101 of the Bankruptcy Code (except insofar as the type of Mortgage Loans subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a “securities contract” as that term is defined in Section 741 of the Bankruptcy Code (except insofar as the type of assets subject to such Transaction would render such definition inapplicable). This Agreement also constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance 120 4857-1543-7856 0 cti n 1. o aivers, tc. o pre s r plied aiver f y vent f efault y y arty a l nstitute aiver f y t er vent f efault d o ercise f y edy r nder y y arty a l nstitute aiver f t ercise y t er edy r under. o odification r aiver f y r visi n f is gree ent d o sent y y arty arture r a l e ti e le s d ntil h a l e riti g d ly cuted y e e ler d e arties uired rsuant cti n 3. ithout i it ti n y f e oing, e i re i e tice rsuant cti n 3 i l ot nstitute aiver f y t t t r ate. he ts d edies f e uyers r nder a l e ulative d ot cl sive f y ts d edies at e uyers ould r ise ve. o i re r l y e art f e uyers ercisi g y ht, er r ri il e r nder a l erate s aiver reof, r a l y le r artial ercise f y ht, er r ri il e r nder r l de y t er r rt er ercise r f r e ercise f y t er ht, er r ri il ge. cti n 2. se f ploy e l n sets. .1. rohibited nsactions. sets f ploy e nefit l n ject y r visi n f I A re ed e ed y y arty reto e lan arty”) ransaction, e l n arty a l tify e t er arties ri r e ransaction. he l n arty a l resent riti g e t er arties at e r nsaction es ot nstitute r hibited cti n der I r r ise pt , d e t er arties ay ceed ce n ut a l ot e ired r c ed. .2. udited i ancial t t ents equired. bject e st t ce f cti n 2.1, y h r nsaction a l r ceed ly e e ler i es r as i ed e gent ost ent ail ble dit d e ent f cial diti n d ost ent s quent audited e ent f cial ndition. .3. epresentations. y t ri g t r nsaction rsuant is cti n , e e ler a l e ed ) r sent e uyers d e gent at e e ate f e e ler’s t st h cial ents, re as en o aterial verse ge e e ler’s cial diti n at e e ler as ot i l sed e gent, d ) ree r vide e gent ith t re dited d audited e ents f cial diti n s y re ed, g s e ler y pen r nsaction l i g l n arty. cti n 3. tent. .1. nsactions re epurchase greements d curities ontracts. he arties d d ledge at h r nsaction rchase ent” d aster etti g ent” s h s re fi ed cti n 1 f e ankruptcy ode ept far s e e f ortgage oans ject h r nsaction r e f h r nsaction ould der h fi iti n plicable), d curities ntract” s at fi ed cti n 1 f e ankruptcy ode ept far s e e f sets ject h r nsaction ould der h fi iti n plicable). his gree ent l nstitutes e ti g ntract” s fi ed d ject itle f e ederal eposit r nce

Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation,” respectively, as defined in and subject to FDICIA (except insofar as any or all of the parties is not a “financial institution” as that term is defined in FDICIA). The Seller hereby agrees that it shall not challenge the characterization of this Agreement as a “repurchase agreement” as that term is defined in Section 101 of the Bankruptcy Code, or as a “securities contract” as that term is defined in Section 741 of the Bankruptcy Code in any dispute or proceeding. 33.2. Contractual Rights, Etc.Any party’s right to liquidate Mortgage Loans delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Section 18 is a contractual right to liquidate, terminate or accelerate such Transaction as described in Sections 555, 559 and 561 of the Bankruptcy Code. 33.3. FDIA. If a party hereto is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended (“FDIA”), then each Transaction hereunder is a “qualified financial contract,” as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable). 33.4. Master Netting Agreement. It is understood and agreed that this Agreement constitutes a “master netting agreement” as that term is defined in Section 101 of the Bankruptcy Code, and that a party’s right to cause the termination, liquidation, or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with, this Agreement or any Transaction is a contractual right to cause the termination, liquidation, or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with, this Agreement or any Transaction as described in Section 561 of the Bankruptcy Code. Section 34. Disclosure Relating to Certain Federal Protections. The parties acknowledge that they have been advised that: 34.1. Parties not Protected by SIPA or Insured by FDIC or NCUSIF. In the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission (“SEC”) under Section 15 of the Securities Exchange Act of 1934 (“1934 Act”), the Securities Investor Protection Corporation has taken the position that the provisions of SIPA do not protect the other party with respect to any Transaction hereunder. 34.2. SIPA Does Not Protect Government Securities Broker or Dealer Counterparty. In the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder. 34.3. Transaction Funds Are Not Insured Deposits. In the case of Transactions in which one of the parties is a financial institution, funds held by such financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal 121 4857-1543-7856 1 orporation pr ve ent ct f 91 ICIA”) d h ent t le ent d ent li ati n der y r nsaction r nder a l nstitute ered ntractual ent t le ent” r ered ntractual ent li ati n,” ectively, s fi ed d ject I I cept far s y r l f e arties t ncial t ” s at fi ed ICIA). he e ler r y rees at a l ot all ge e aracterizati n f is gree ent s rchase ent” s at fi ed cti n 1 f e ankruptcy ode, r s curities ntract” s at fi ed cti n 1 f e ankruptcy ode y i ute r c eding. .2. ontractual ights, t . ny arty’s t iq i ate ortgage oans l red nection ith r nsactions r nder r ercise y t er edies rsuant cti n ntractual t i ate, inate r elerate h r nsaction s scri ed cti ns 5, 9 d 1 f e ankruptcy ode. .3. IA. arty reto red ository t t n,” s h fi ed e ederal eposit r nce ct, s ended IA”), n h r nsaction r nder ualifi d cial ntract,” s at fi ed I d y les, r ers r li y e ents der ept far s e e f sets ject h r nsaction ould der h fi iti n plicable). .4. aster e ti g gr ement. t derst od d r ed at is gree ent nstitutes aster tti g ent” s at fi ed cti n 1 f e ankruptcy ode, d at arty’s t se e ination, iq i ation, r elerati n f, r ffset et inati n lues, ent ounts r t er sfer li ati ns g der r nection ith, is gree ent r y r nsaction ntractual t se e ination, i i ation, r elerati n f, r ffset et ination lues, ent ounts r t er sfer li ati ns g der r nection ith, is gree ent r y r nsaction s scri ed cti n 1 f e ankruptcy ode. cti n 4. iscl s re elati g ertain ederal rotections. he arties ledge at y ve en ised at: .1. arties t rotected y A r red y IC r CUSIF. e se f r nsactions hich e f e arties r ker r aler i t r d ith e curities d change o mission ”) der cti n f e ecurities change ct f 4 34 ct”), e curities estor r tecti n orporation as n e siti n at e r visi ns f t r tect e t er arty ith ect y r nsaction r under. .2. A oes ot rotect overnment curities roker r ealer ounterparty. e se f r nsactions hich e f e arties er ent urities r ker r er ent urities aler i t r d ith e C der cti n f e 4 ct, i l ot r vide r t cti n e t er arty ith ect y r nsaction r under. .3. nsaction unds re ot red eposits. e se f r nsactions hich e f e arties cial ti ti n, ds ld y h cial t t n rsuant r nsaction r nder re ot posit d r fore re ot red e ederal

Deposit Insurance Corporation (through either the Bank Insurance Fund or the Savings Association Insurance Fund) or the National Credit Union Share Insurance Fund, as applicable. Section 35. USA Patriot Act Notification. Pursuant to Section 326 of the USA Patriot Act, the Agent and the Buyers hereby notify the Seller that if they or any of their Subsidiaries open an account, including any loan, deposit account, treasury management account, or other extension of credit with Agent or any Buyer, the Agent or the applicable Buyer will request the applicable Person’s name, tax identification number, business address and other information necessary to identify such Person (and may request such Person’s organizational documents or other identifying documents) to the extent necessary for the Agent and the applicable Buyer to comply with the USA Patriot Act. Section 36. Waiver of Fees, Costs and Expenses. Agent, Custodian, Approved MBS Custodian and each Buyer shall have the right, in their sole discretion, at any time and from time to time, to waive or reduce (but not increase) any fees (including the Facility Fee, the Agent’s Fee, and Custodian Fees) owing to it by the Seller, and/or any costs and expenses (including without limitation attorney's fees and third party audit fees) incurred by Agent, Custodian, Approved MBS Custodian or such Buyer for which the Seller is obligated to reimburse Agent, Custodian, Approved MBS Custodian or such Buyer. Custodian and each Buyer shall promptly inform the Agent of any waiver of all or any portion of the Facility Fee, Custodian Fees, account-related charges or fees, or any other fees, costs or expenses (including without limitation attorney's fees and third party audit fees) owing by Seller to such Buyer or Custodian under this Agreement. Such Buyer shall notify Seller and Agent of any waiver or reduction in the amount of the Facility Fee or other costs and expenses payable by the Seller to such Buyer. The waivers and adjustments identified in such notice shall become effective on a date determined by Agent (but in any event shall not become effective prior to the date such notice is received). The Seller hereby acknowledges and agrees that nothing in this Section 36 shall obligate any Buyer to grant any such waiver or reduction. Section 37. Amended and Restated. This Agreement amends, restates, replaces and supersedes in its entirety the Third Amended and Restated Master Repurchase Agreement between Seller, Comerica Bank, as agent, lead arranger and a buyer, and certain other buyers dated July 28, 2022 (as amended or otherwise modified from time to time, the “Prior Agreement”); provided, however, nothing contained herein shall impair the liens, security interests and other rights established or continued by the Prior Agreement, which liens, security interests and other rights shall continue in full force and effect. All “Purchased Loans” (as defined in the Prior Agreement) (the “Existing Purchased Loans”), shall be Purchased Loans under this Agreement as if originally funded under this Agreement so long as such Existing Purchased Loans meet all of the requirements for eligibility and inclusion under this Agreement, provided, however, (a) the determination of the Purchase Date under paragraph 9 of Schedule DQ under this Agreement shall be calculated based on the original Purchase Date as determined under the Prior Agreement, and (b) such Existing Purchased Loans shall be deemed to comply with the requirement of paragraph 8 of Schedule EL under this Agreement if the date of each underlying Mortgage Note for such Existing Purchased 122 4857-1543-7856 2 eposit r ce orporation h h er e ank r ce nd r e vings sociation r nce nd) r e ational redit nion are r nce nd, s plicable. cti n 5. SA atriot ct otification. rsuant cti n 6 f e SA atriot ct, e gent d e uyers r y tify e e ler at y r y f eir bsidiaries en ount, i g y n, posit ount, ry anagement ount, r t er t si n f dit ith gent r y uyer, e gent r e pli able uyer i l uest e pli able erson’s e, tifi ti n ber, sine s dre s d t er ation ce sary ntify h ers n d ay uest h erson’s anizational ents r t er ti i g ents) e tent ce sary r e gent d e pli able uyer ply ith e SA atriot ct. cti n 6. aiver f es, osts d xpenses. gent, ustodian, proved BS ustodian d h uyer a l ve e ht, eir le i retion, t y e d e e, aive r ce ut ot r ase) y s n i g e acility e, e gent’s e, d ustodian ees) ing y e e ler, d/or y sts d enses n i g it out i it ti n ey's s d i arty dit s) rred y gent, ustodian, pproved BS ustodian r h uyer r hich e e ler li ated burse gent, ustodian, pproved BS ustodian r h uyer. ustodian d h uyer a l ptly e gent f y aiver f l r y rti n f e acility e, ustodian es, unt-related arges r s, r y t er es, sts r enses i g it out i it ti n ey's s d i arty dit s) ing y e ler h uyer r ustodian der is gr ement. ch uyer a l tify e ler d gent f y aiver r cti n e ount f e acility ee r t er sts d enses yable y e e ler h uyer. he aivers d j t ents tifi d h tice a l e ti e ate t ined y gent t y ent a l t e ti e ri r e te h tice eived). he e ler r y ledges d rees at t i g is cti n a l li ate y uyer r nt y h aiver r uction. cti n 7. ended d estated. his gree ent ends, tates, l ces d ersedes tir ty e hird ended d estated aster epurchase gree ent t en e ler, omerica ank, s ent, ger d yer, d rt in t er yers t d ly 8, 22 s ended r r ise odified e e, e rior gr ement”); r vided, ever, t i g t i ed rein a l pair e s, urity rests d t er ts li ed r ti ed y e ri r greement, hich s, urity rests d t er ts a l ti ue l r e d fect. ll rchased oans” s fi ed e ri r greement) e xisti g rchased oans”), a l e r hased oans der is gree ent s ri i a ly ed der is gree ent g s h xisti g r hased oans et l f e i ents r i ilit d l si n der is gr ement, r vided, ever, ) e t ination f e rchase ate der r raph f edule der is gree ent a l e l lat d sed e ri i al rchase ate s t ined der e ri r gr ement, d ) h xisti g r hased oans a l e ed ply ith e i ent f r raph f edule der is gree ent e ate f h derlying ortgage ote r h xisti g r hased

Loans was not earlier than 30 days prior to the date such Existing Purchased Loan was purchased under the Prior Agreement. On the Effective Date, each Buyer shall (i) have Committed Sums equal to the applicable amounts set forth in Schedule BC hereto and (ii) have funded its Funding Share of all Transactions (and participation in Swing Line Transactions) outstanding on the Effective Date. To facilitate the foregoing, each Buyer which as a result of the adjustments of Committed Sums and Funding Shares evidenced by Schedule BC hereto is to have a greater principal amount of the Transactions outstanding than such Buyer had outstanding under the Prior Agreement immediately prior to the Effective Date, shall deliver to the Agent immediately available funds to cover such Transactions (and the Agent shall, to the extent of the funds so received, disburse funds to each Buyer which, as a result of the adjustment of the Funding Shares, is to have a lesser principal amount of Transactions outstanding than such Buyer had under the Prior Agreement). The Buyers agree that any Price Differential, Facility Fees and other fees accrued under the Prior Agreement shall constitute the property of the Buyers which were parties to the Prior Agreement and shall be distributed (to the extent received from the Seller) to such Buyers on the basis of the Funding Shares in effect under the Prior Agreement. Furthermore, it is acknowledged and agreed that all fees paid under the Prior Agreement shall not be recalculated, redistributed or reallocated by Agent among the Buyers. The remainder of this page is intentionally blank; signature pages follow. 123 4857-1543-7856 3 oans as ot rlier n ys ri r e te h xisti g r hased oan as r ased der e ri r gr ement. n e ffective ate, h uyer a l ) ve o mitted s ual e pli able ounts t rt edule C reto d i) ve ed nding are f l r nsactions d rti i ati n ing i e r nsactions) t i g e ffective ate. o ilit te e oing, h uyer hich s sult f e j t ents f o mitted s d nding ares i ced y edule reto ve r ater ri cipal ount f e r nsactions t ing n h uyer d t ing der e ri r gree ent ediately ri r e ffecti e ate, a l li er e gent ediately ail ble ds ver h r nsactions d e gent all, e tent f e ds i ed, i urse ds h uyer hich, s sult f e j t ent f e nding ares, ve er ri cipal ount f r nsactions t t ing n h uyer d der e ri r gr ement). he uyers ree at y rice i ferential, acility ees d t er s r ed der e ri r gree ent a l nstitute e r perty f e uyers hich ere arties e ri r gree ent d a l e i t d e tent i ed e e ler) h uyers e asis f e nding ares ct der e ri r gr ement. rt er ore, ledged d r ed at l s aid der e ri r gree ent a l ot e l ulated, i t t d r l ated y gent ong e uyers. e ainder f is age t a ly l nk; ature ages f ll w.

EXECUTED as of the Effective Date. PULTE MORTGAGE LLC as Seller and Servicer Title: Senior Vice President, Chief Financial Officer and Corporate Secretary 4857-1543-7856

COMERICA BANK as Agent, Lead Arranger and a Buyer 4857-1543-7856

BMO HARRIS BANK N.A. 4857-1543-7856

TRUIST BANK, formerly known as BRANCH BANKING AND TRUST COMPANY Name: Chad Cain Title: Senior Vice President 4857-1543-7856 UIST NK, erly n s CH KING D UST PANY By: a e: itle: had ain enior i e r si ent

WESTERN ALLIANCE BANK By: Name: Joshua Ormiston Title: Vice President 4857-1543-7856

EXHIBIT A To Master Repurchase Agreement FORM OF REQUEST/CONFIRMATION To: From: Comerica Bank, Agent Pulte Mortgage LLC 350 Tenth Ave Ste 950 San Diego, CA 92101 Attention: brfudge(@comerica.com Attention: Phone: (619) 652-5728 Phone: Fax: Fax: Email: brfudge@comerica.com Email: And Comerica Bank, Agent 411 W. Lafayette Detroit, MI 48226 Attention: Sandy Fields Telephone: (313) 222-5265 Fax: (313) 222-5272 Email: corpfinadmin@comerica.com Please refer to the Fourth Amended and Restated Master Repurchase Agreement dated as of July 28, 2022 among Pulte Mortgage LLC (the “Seller”), the buyers from time to time party thereto (the “Buyers’) and Comerica Bank, as agent to the Buyers (in such capacity, the “Agent”) (as it may have been or may hereafter be supplemented, amended, restated or otherwise modified from time to time, the “Current Repurchase Agreement”). Any term defined in the Current Repurchase Agreement and used in this request shall have the meaning given to it in the Current Repurchase Agreement. The Seller currently qualifies under the Current Repurchase Agreement for, and hereby requests, purchases of Eligible Loans as set forth below (the “Requested Purchases’) to be made on the following Purchase Date: , 202 (which must be a Business Day). Regular Transaction Swing Line Transaction Previous Day Aggregate Outstanding Purchase Price Purchase Price Advanced (Eligible Loans) 4857-1543-7856 A-1 HIBIT o aster epurchase gree ent F UEST/ NFI ATION o: r : omerica ank, gent ulte ortgage C 0 enth ve te 0 n iego, 101 tention: @ erica. tention: one: 9) - 728 one: ax: ax: ail: ud comerica. ail: nd omerica ank, gent 1 . afayette etroit, I 226 tention: dy i lds el hone: 3) - 265 ax: 3) - 272 ail: inadm n comerica. l ase fer e urth ended d estated aster epurchase gree ent t d s f l 8, 22 ong ulte ortgage C e e ler”), e yers e e arty reto e uyers”) d omerica ank, s ent e uyers h acity, e gent”) s ay ve en r ay reafter e l ented, ended, t t d r r ise odified e e, e u rent epurchase gr ement”). ny fi ed e u rent epurchase gree ent d ed is uest a l ve e eaning i en e u rent epurchase gr ement. he e ler rr ntly alifies der e u rent epurchase gree ent r, d r y uests, rchases f li ible oans s t rt l e equested urchases”) e ade e o ing rchase ate: ____________________ 2_____ hich ust e usine s ay). egular r nsaction ing i e r nsaction r ious ay gregate utst ding rchase ri e rchase rice dvanced li ible oans)

Repurchase Price Paid Aggregate Outstanding Purchase Price After giving effect to the Requested Purchases, the Aggregate Outstanding Purchase Price will not exceed the Maximum Aggregate Commitment. The Seller has delivered to the Custodian today multiple Mortgage Loan Transmission Files. All Mortgage Loans listed in such Mortgage Loan Transmission Files and included in the foregoing calculations (the “Purchased Loans) are Eligible Loans. For each of the Purchased Loans the representations set forth in Section 15.3 and 15.4 of the Current Repurchase Agreement are true and correct. Pursuant to the terms of the Custody Agreement and the Current Repurchase Agreement and acknowledging and agreeing that new value, as that term is used in the Michigan Uniform Commercial Code, has been given in reliance thereon, the Seller hereby sells, negotiates and transfers to the Buyers the Mortgage Loans listed on the attached Schedule of Mortgage Loans. The Seller acknowledges that the Agent and the Buyers will rely on the truth of each statement in this Request/Confirmation and the Mortgage Loan Transmission Files in purchasing the Purchased Loans referred to herein. The Purchase Prices for the Purchased Loans should be deposited in the Funding Account to be accessed and disbursed as provided in, and subject to the terms and conditions of, the Current Repurchase Agreement. No Default has occurred under the Repurchase Documents that has not been cured by the Seller or declared in writing by the Agent to have been waived in accordance with Section 22, and no Event of Default has occurred under the Repurchase Documents that the Agent has not declared in writing to have been waived (in accordance with Section 22). There has been no material adverse change in any of the Central Elements in respect of the Seller since the date of the Seller’s most recent annual audited Financial Statements that have been delivered to the Agent and the Buyers. All items that the Seller is required to furnish to the Buyers, the Agent or the Custodian in connection with the Requested Purchases have been delivered in all respects as required by the Current Repurchase Agreement and the other Repurchase Documents. All documentation described or referred to in the Mortgage Loan Transmission Files conform in all material respects with all applicable requirements of the Current Repurchase Agreement and the other Repurchase Documents. The Seller hereby warrants and represents to the Buyers and the Agent that none of the Purchased Loans has been sold to any Person other than the Buyers (except for Purchased Loans previously sold to the Parent under the Parent Repurchase Agreement, provided that the Parent Custodian has released all Liens and other right, title and interest in and to said Purchased Loans in connection with such repurchase), is pledged to any Person other than the Agent, for the A-2 4857-1543-7856 -2 epurchase rice aid gregate utst ding rchase rice fter i i g ct e equested rchases, e gregate utst ding rchase ri e i l t eed e axi um gregate o mitment. he e ler as l red e ustodian ay ultiple ortgage oan r s i sion iles. l ortgage oans h ortgage oan r s i sion iles d ed e ing l lati ns e rchased ns”) re li ible oans. or h f e r hased oans e r sentati ns t rt cti n .3 d .4 f e u rent epurchase gree ent re e d rect. rsuant e s f e ust dy gree ent d e u rent epurchase gree ent d ledging d r ei g at alue, s at sed e ichigan nif r o mercial ode, as en i n ce r on, e e ler r by ls, gotiates d sfers e uyers e ortgage oans e ed edule f ortgage oans. he e ler ledges at e gent d e uyers i l l e t f h e ent is equest/ onfir ation d e ortgage oan r s i sion il s rchasing e r hased oans rr d erein. he rchase ri es r e r hased oans uld e osited e nding count e ssed d rsed s r i ed , d ject e s d diti ns f, e u rent epurchase gr ement. o efault as u red der e epurchase ocuments at as ot en red y e e ler r cl red riti g y e gent ve en aived r ance ith cti n 2, d o vent f efault as u red der e epurchase ocuments at e gent as t cl red riti g ve en aived r ance ith cti n 2). here as en o aterial erse ge y f e entral l ents ect f e e ler e e te f e e ler’s ost ent nual dited i ancial t ents at ve en l red e gent d e uyers. l te s at e e ler ired ish e uyers, e gent r e ustodian nection ith e equested rchases ve en l red l ects s ired y e u rent epurchase gree ent d e t er epurchase ocuments. l entation scri ed r rr d e ortgage an r s i sion il s f r l aterial ects ith l pli able i ents f e u rent epurchase gree ent d e t er epurchase ocuments. he e ler r y a rants d resents e uyers d e gent at ne f e r hased oans as en l y erson t er n e uyers ept r rchased oans r i usly l e arent der e arent epurchase gr ement, r i ed at e arent ustodian as d l i ns d t er ht, d t rest d i r hased oans nection ith h rchase), l ed y rson t er n e gent, r e benefit of itself and the Buyers, or supports any borrowing or repurchase agreement funding other than purchases under the Current Repurchase Agreement. The undersigned Seller Representative hereby certifies that all of the Seller’s representations and warranties (a) in the Current Repurchase Agreement and all of the other Repurchase Documents (except only to the extent that (i) such a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have been changed by transactions or conditions contemplated or expressly permitted by the Repurchase Documents) and (b) in this request, are true and correct in all material respects on the date of this request; and that conditions to the Requested Purchases set forth in the Current Repurchase Agreement have been or will be satisfied contemporaneously herewith. PULTE MORTGAGE LLC By: Name: Title: 4857-1543-7856 A-3 enefit f lf d e uyers, r ports y r ing r rchase ent i g t er n rchases der e u rent epurchase gr ement. he dersi ned e ler epresentative r y rtifies at l f e e ler’s r sentati ns d a ranties ) e u rent epurchase gree ent d l f e t er epurchase ocuments ept ly e tent at ) h r sentati n r a ranty aks ecific te r i) e ts hich r sentati n r a ranty sed ve en ged y cti ns r diti ns t plated r re sly r i ted y e epurchase ocuments) d ) is uest, re e d rrect l aterial ects e te f is uest; d at nditi ns e equested rchases t rt e u rent epurchase gree ent ve en r i l e t t poraneously rewith. LTE RTGAGE C y: ________________________ ame: ________________________ itle: ________________________

EXHIBIT B To Master Repurchase Agreement FORM OF OFFICER’S CERTIFICATE WITH COMPUTATIONS TO SHOW COMPLIANCE OR NON-COMPLIANCE WITH CERTAIN FINANCIAL COVENANTS OFFICER’S CERTIFICATE AGENT: Comerica Bank SELLER: Pulte Mortgage LLC SUBJECT PERIOD: ended ,202 DATE: ,202 This certificate is delivered to the Agent and the Buyers under the Fourth Amended and Restated Master Repurchase Agreement dated as of July 28, 2022 (as supplemented, amended or restated from time to time, the “Current Repurchase Agreement”), among the Seller, the Agent and the Buyers from time to time party thereto. Unless they are otherwise defined in this request, terms defined in the Current Repurchase Agreement have the same meanings here as there. The undersigned officer of the Seller certifies to the Agent that on the date of this certificate that: I. The undersigned is an incumbent officer of the Seller, holding the title stated below the undersigned’s signature below. 2. The Seller’s Financial Statements that are attached to this certificate were prepared in accordance with GAAP (except that interim, i.e. other than annual, Financial Statements exclude notes to Financial Statements and statements of changes to stockholders’ equity and are subject to year-end adjustments) and (subject to the aforesaid proviso as to interim Financial Statements) present fairly the Seller’s financial condition and results of operations as of for that month (the “Subject Period’) and for the year to that date. 3. The undersigned officer of the Seller supervised a review of the Seller’s activities during the Subject Period in respect of the following matters and has determined the following: (a) except to the extent that a representation or warranty speaks to a specific date, the representations and warranties of the Seller in the Current Repurchase Agreement and the other Repurchase Documents are true and correct in all material respects, other than the changes, if any, described on the attached Annex A; (b) no event has occurred that could reasonably be expected to have a materially adverse effect on any of the Central Elements of the Seller; B-1 4857-1543-7856 -1 HIBIT o aster epurchase gree ent F FFI ER’S TIFI ATE ITH PUTATIONS PLIANCE R - PLIANCE ITH TAIN CIAL ENANTS FICER’S TI I ATE ENT: omerica ank LER: ulte ortgage C JECT I D: ed 02__ TE: 02__ his rti i ate l red e gent d e uyers der e urth ended d estated aster epurchase gree ent t d s f ly 8, 22 s l ented, ended r t t d e e, e u rent epurchase gr ement”), ong e e ler, e gent d e uyers e e arty reto. nle s y e r ise fi ed is uest, s fi ed e u rent epurchase gree ent ve e e eanings re s re. he dersi ned ffi er f e e ler rtifi s e gent at e ate f is rti i ate at: 1. he dersi ned n bent ffi er f e e ler, l i g e l e dersi ned’s ature l . . he e ler’s i ancial t ents at re ed is rti i ate ere ared r ance ith AP cept at ri , . t er n nual, i ancial t ents cl de tes i ancial t ents d e ents f nges holders’ uity d re ject ar- d j st ents) d ject e r said r viso s i ancial t ents) r sent i l e e ler’s cial diti n d sults f erati ns s f _________________ r at onth e bject eriod”) d r e ar at ate. . he dersi ned ffi er f e e ler ervised i f e e ler’s ti ities ri g e bject eri d ect f e o i g atters d as t ined e ing: ) cept e tent at r sentati n r a ranty aks ecific ate, e r sentati ns d a ranties f e e ler e u rent epurchase gree ent d e t er epurchase ocuments re e d rrect l aterial ects, t er n e anges, y, scri ed e ed nex ; ) o ent as u red at uld ably e ected ve ateria ly erse ct y f e entral l ents f e e ler;

(©) the Seller has complied with all of its obligations under the Repurchase Documents, other than the deviations, if any, described on the attached Annex 4; (d) no Default or Event of Default has occurred and is continuing, other than those Events of Default and/or Defaults, if any, described on the attached Annex A; and (e) compliance by the Seller with the financial covenants in Section 16.18, of the Current Repurchase Agreement is accurately calculated on the attached Annex A. By: Name: Title: 4857-1543-7856 B-2 c) e e ler as plied ith l f li ati ns der e epurchase ocuments, t er n e viations, y, scri ed e ed nnex A; ) o efault r vent f efault as u red d ti uing, t er n se vents f efault d/or efaults, y, scri ed e ed nnex ; d ) pliance y e e ler ith e cial enants cti n . 8, f e u rent epurchase gree ent urately l lat d e ed nnex . ____________________ y:__________________________ ame: itle:

ANNEX A TO OFFICER'S CERTIFICATE

1. Describe changes from representations and warranties, if any — *clause 3(a)* of attached Officer's Certificate — if none, so state:

2. Describe deviations from compliance with obligations, if any — *clause 3(b)* of attached Officer's Certificate — if none, so state:

3. Describe Defaults or Events of Default, if any — *clause 3(c)* of attached Officer's Certificate — if none, so state:

4. Calculate compliance with covenants in **Section 16.18** of Current Repurchase Agreement:

(a) **Adjusted Tangible Net Worth**. The Seller's Adjusted Tangible Net Worth as of the last day of the month ended __________ is $____________________ (the minimum under **Section 16.18(a)** is $70,000,000.)

Adjusted Tangible Net Worth

Consolidated Assets:	$	__________________
Minus Total Liabilities (excluding Qualified Subordinated Debt):	$	__________________
Minus Intangible Assets (including Capitalized Servicing Rights):	$	__________________
Minus Receivables due from Affiliates	$	__________________
Minus Loans held for Investment and REO, Net of Reserves	$	__________________
ADJUSTED TANGIBLE NET WORTH:	$	__________________

Annex A-1 to Ex B

4857-1543-7856

(b) **Adjusted Tangible Net Worth Ratio**. The ratio of the Liabilities to Adjusted Tangible Net Worth Ratio as of the last day of the month ended ________________________ is ___ to 1.0 (the maximum ratio under **Section 16.18(b)** is 8.0:1.0).

Leverage Ratio

Total Liabilities (excluding Qualified Subordinated Debt):	$	____________
Adjusted Tangible Net Worth:	$	____________
LEVERAGE RATIO:	___ to 1.0	

(c) **Liquidity**. The Seller's Liquidity, as of the last day of the month ended __________________, 202__ was $_____________ (the minimum under **Section 16.18(c)** is $40,000,000).

Liquidity

Unencumbered cash and cash equivalents:	$	_______________
Plus Unused availability against Purchased Loans (Purchase Value – Purchase Price):	$	_______________
LIQUIDITY:	$	_______________

(d) **Net Income**. As of the last day of the month ended ______________, the Seller's Net Income for the 12 month period then ending was $______________ (the minimum under **Section 16.18(d)** is $1).

Annex A-2 to Ex B

4857-1543-7856

EXHIBIT C
To Master Repurchase Agreement

List of Subsidiaries of the Seller as of the Effective Date

Subsidiary	Place of organization	States where qualified as a foreign organization	The Seller's percentage of capital stock or equity ownership
PCIC Corporation	Michigan	California Massachusetts New York North Carolina Ohio Pennsylvania South Carolina Texas Virginia	100%
Pulte Insurance Agency, Inc.	Delaware	Arizona California Massachusetts Michigan Minnesota Nevada New Jersey New York Ohio Texas Virginia	100%

C-1

4857-1543-7856

EXHIBIT D To Master Repurchase Agreement FORM OF CORPORATION TAX TREATMENT CERTIFICATE Reference is hereby made to the Fourth Amended and Restated Master Repurchase Agreement dated as of July 28, 2022 (as supplemented, amended or restated, supplemented from time to time, the “Agreement”), among Pulte Mortgage LLC (the “Seller”’), Comerica Bank (“Comerica”), as a buyer and as agent for the other buyers party thereto from time to time (the “Agent”) and such other buyers (collectively with Comerica, the “Buyers”). Pursuant to the provisions of Article 7 of the Agreement, the undersigned hereby certifies that: I. It is (one must be checked) a natural individual person treated as a corporation for U.S. federal income tax purposes disregarded for federal income tax purposes (in which case a copy of this Corporation Tax Treatment Certificate is attached in respect of its sole beneficial owner) treated as a partnership for U.S. federal income tax purposes. 2. It is the beneficial owner of amounts received pursuant to the Agreement. 3. It is not a bank, as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). 4. It is not a 10-percent stockholder of the Seller within the meaning of Section 871(h)(3) or 881(c)(3)(B) of the Internal Revenue Code. 5. It is not a controlled foreign corporation that is related to the Seller within the meaning of Section 881(c)(3)(C) of the Internal Revenue Code. 6. Amounts paid to it under the Repurchase Documents are not effectively connected with its conduct of a trade or business in the United States. By: Name: Title: Date: 4857-1543-7856 D-1 HIBIT o aster epurchase gree ent F PORATION X ENT TIFI ATE eference r y ade e urth ended d estated aster epurchase gree ent t d s f ly 8, 22 s l ented, ended r t ted, l ented e e, e gr ement”), ong ulte ortgage C e eller”), omerica ank omerica”), s yer d s ent r e t er yers arty reto e e e gent”) d h t er yers l ti ely ith omerica, e uyers”). rsuant e r visi ns f rticle f e gr ement, e dersi ned r y rtifi s at: 1. t e ust e cked) ___ tural i i ual rs n ___ t d s r orati n r .S. eral e r oses ___ r ed r eral e rposes hich se y f is orporation ax r t ent ertificate ed ect f le neficial ner) ___ t d s rt ership r .S. eral e rposes. . t e neficial ner f ounts i ed rsuant e gr ement. . t ot nk, s h ed cti n (c)( )( ) f e t r al evenue ode f 86, s ended e t r al evenue ode”). . t ot - ercent older f e e ler ithin e eaning f cti n 1(h)(3) r 1(c)(3)( ) f e t rnal evenue ode. . t ot ntro led i n r orati n at t d e e ler ithin e eaning f cti n 1(c)(3)( ) f e t r al evenue ode. . ounts aid der e epurchase ocuments re ot ti ely nected ith duct f e r sine s e nited t tes. __________________________________ y: ____________________________ ame: ____________________________ itle: ____________________________ ate: _________________

EXHIBIT E To Master Repurchase Agreement FORM OF ASSIGNMENT AND ASSUMPTION ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Master Repurchase Agreement identified below (as amended, the “Repurchase Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Repurchase Agreement, as of the Effective Date inserted by the Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Buyer under the Repurchase Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any Swing Line Transactions included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Buyer) against any Person, whether known or unknown, arising under or in connection with the Repurchase Agreement, any other documents or instruments delivered pursuant thereto or the Transactions governed thereby or in any way based on or related to any of the foregoing, including Purchased Loans, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the undivided ownership interest in Purchased Loans and the other rights and obligations sold and assigned pursuant to clause (i) above (the undivided ownership interest in Purchased Loans and all other rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: 2. Assignee: [and is a Buyer Affiliate of [identify Buyer]] 3. Seller: 4857-1543-7856 E-1 HIBIT o aster epurchase gree ent F ENT D PTION ENT D PTION his ssi ent d ssu ption e ssi ent d ssumption”) t d s f e ffective ate t rt l d t red t y d t en sert e f signor] e ssi nor”) d ert e f sign e] e sign e”). apitali ed s ed ut ot fi ed rein a l ve e eanings i n e aster epurchase gree ent tifi d l s ended, e epurchase gr ement”), eipt f y f hich r y ledged y e sign e. he t ard er s d onditions t rt nex ed reto e r y r ed d r orated rein ce d ade art f is ssi ent d ssu ption s t rt rein l. or r ed sideration, e si nor r y rre ably ls d i ns e sign e, d e si n e r y rre ably rchases d es e signor, ject d r ance ith e t ard er s d onditions d e epurchase gr ement, s f e ffecti e ate rt d y e gent s t plated l , ) l f e signor’s ts d li ati ns acity s uyer der e epurchase gree ent d y t er ents r ru ents l red rsuant reto e tent t d e ount d r entage t rest tifi d l f l f h t ing ts d li ati ns f e signor der e ective iliti s tifi d l i g y ing i e r nsactions ed h iliti s) d i) e tent r i ted e ed der pli able , l i s, its, ses f ti n d y t er t f e signor acity s uyer) ainst y erson, hether n r nown, g der r nection ith e epurchase gr ement, y t er ents r ru ents l red rsuant reto r e r nsactions erned y r y ay sed r t d y f e oing, i g r hased oans, ntract i s, rt i s, alpractice i s, t ry s d l t er s t r uity l t d e divi ed nership t rest r hased oans d e t er ts d li ati ns l d ed rsuant se ) ve e divi ed nership t rest r hased oans d l t er ts d li ati ns l d ed rsuant ses ) d i) ve i g rr d rein ll ti ely s e ssi ed t rest”). ch le d ent it out urse e si nor d, cept s re sly i ed is ssi ent d ssumption, it out r sentati n r a ranty y e signor. . signor: . sign e: d uyer filiate f tify uyer]] . e ler: ____________________

4. Agent: Comerica Bank, as the agent and representative of the Buyers under the Repurchase Agreement.

5. Repurchase Agreement: The Fourth Amended and Restated Master Repurchase Agreement dated as of July 28, 2022 among Pulte Mortgage LLC and its affiliates (collectively, the "*Seller*"), Comerica Bank ("*Comerica*"), as a buyer and as agent for the other buyers party thereto from time to time (the "*Agent*") and such other buyers (collectively with Comerica, the "*Buyers*").

6. Assigned Interest:

Aggregate Amount of Commitment/Transactions for all Buyers	**Amount of Commitment/Transactions Assigned**	**Percentage Assigned of Commitment/Transactions**
$	$	$

Effective Date: _______________ ____, 202____ [TO BE INSERTED BY THE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By: ______________________________
Title: ______________________________

ASSIGNEE

[NAME OF ASSIGNEE]

By: ______________________________
Title: ______________________________

E-2

4857-1543-7856

[Consented to and] Accepted: Comerica Bank, as Agent By: Title: [Consented to:] [NAME OF RELEVANT PARTY] By: Title: 4857-1543-7856 E-3 nsented d] cepted: omerica ank, s gent y: itle: nsented :] N E F ANT RTY] y: itle:

ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim other than Seller’s obligation to repurchase the relevant Purchased Loans and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Repurchase Agreement or any other Repurchase Documents, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Repurchase Documents or any Transactions thereunder, (iii) the financial condition of the Seller, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Repurchase Documents or (iv) the performance or observance by the Seller, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Repurchase Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Buyer under the Repurchase Agreement, (ii)it satisfies the requirements, if any, specified in the Repurchase Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Buyer, (iii) from and after the Effective Date, it shall be bound by the provisions of the Repurchase Agreement as a Buyer thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Buyer thereunder, (iv) it has received a copy of the Repurchase Agreement, together with copies of the most recent financial statements referred to in Section 15.2(f) thereof or delivered pursuant to Section 16.3 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent, the assignor or any other Buyer, and (v) if it is a Person that is organized under the Legal Requirements of any jurisdiction other than the United States of America or any State thereof, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Repurchase Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Buyer, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Repurchase Documents, and (ii) it will perform in accordance Annex 1-1 to Ex E 4857-1543-7856 nnex x NEX ARD S D NDITIONS R ENT D PTION . epresentations d arranties. . signor. he si nor ) r sents d a rants at ) e al d neficial ner f e si ned t rest, i) e si ned t rest e d l ar f y , brance r t er erse t er n e ler’s li ati n rchase e ant r hased oans d ii) as l er d thority, d as n l ti n ce sary, ecute d li er is ssi ent d ssu ption d mate e cti ns t plated reby; d ) es o onsibility ith ect ) y ents, a ranties r r sentati ns ade r nection ith e epurchase gree ent r y t er epurchase ocuments, i) e ecution, ality, alidity, forceab lity, uineness, cy r l e f e epurchase ocuments r y r nsactions nder, i) e cial nditi n f e e ler, y f bsidiaries r filiates r y t er erson li ated ect f y epurchase ocuments r ) e r ance r s r ance y e e ler, y f bsidiaries r filiates r y t er ers n f y f eir ective li ati ns der y epurchase ocument. . . sign e. he si n e ) r sents d a rants at ) as l er d thority, d as n l ti n ce sary, ecute d li er is ssi ent d ssu ption d mate e cti ns t plated r y d e uyer der e epurchase gr ement, it ti fi s e ir ents, y, cifi d e epurchase gree ent at re ired e t y r er uire e si ned t rest d e uyer, ii) d t r e ffective ate, a l e und y e r visi ns f e epurchase gree ent s uyer der d, e tent f e si ned t rest, a l ve e li ati ns f uyer nder, ) as i ed y f e epurchase gr ement, ether ith pies f e ost ent cial e ents rr d cti n . (f) f r l red rsuant cti n .3 reof, s plicable, d h t er ents d ation s as ed ropriate ake n dit alysis d cisi n ter t is ssi ent d ssu ption d rchase e si ned t rest e asis f hich as ade h alysis d cisi n endently d it out ce e gent, e or r y t er uyer, d ) ers n at nized der e egal equire ents f y ri icti n t er n e nited t tes f merica r y t te reof, ed is ssi ent d ssu ption y entation ired e l red rsuant e s f e epurchase greement, ly pleted d cuted y e sign e; d ) rees at ) ill, endently d it out ce e gent, e si nor r y t er uyer, d sed h ents d ation s a l ropriate t e e, ti ue ake n dit cisi ns i g r ot i g ti n der e epurchase ocuments, d i) i l r r r ance with their terms all of the obligations that by the terms of the Repurchase Documents are required to be performed by it as a Buyer. 2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of Repurchase Price, Price Differential, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Michigan. Annex 1-2 to Ex E 4857-1543-7856 nnex x ith eir s l f e li ati ns at y e s f e epurchase ocuments re ired e r ed s uyer. . y ents. r d ft r e ffective ate, e gent a l ake l ents ect f e si ned t rest i g ents f epurchase rice, ri e i ferential, s d t er ounts) e si nor r ounts at ve r ed ut l ding e ffecti e ate d e si n e r ounts at ve r ed d ft r e ffecti e ate. . eneral r visions. his ssi ent d ssu ption a l e i i g on, d re e enefit f, e arties reto d eir ective ce sors d i ns. his ssi ent d ssu ption ay e cuted y ber f unterparts, hich ether a l nstitute e ent. eli ery f cuted nterpart f ature ge f is ssi ent d ssu ption y y a l e ti e s li ery f anually cuted nterpart f is ssi ent d sumption. his ssi ent d ssu ption a l e erned y, d str ed r ance ith, e f e t te f ichigan.

EXHIBIT F

Comerica Bank

REPURCHASE / INDEMNIFICATION REPORT

COMPANY NAME: Pulte Mortgage LLC

DATE: ______________________

I. Repurchase / Indemnification Issues Exposure with All Investors:

Repurchases	UPB	# of Loans	Actual or Estimated Losses
Open repurchase requests as of now			
Open repurchases that are being contested			
Repurchases settled in 202___			
Repurchases settled YTD in 202___			

Loan Loss Reserve balance as of period PRIOR to date of Financial Statements	
Provision (from P & L) for loan losses for period of Financial Statements	
Loan Loss Reserve settlements and transfers for the period of Financial Statements	
Loan Loss Reserve balance as of period of Financial Statements	

II. Loans Held for Investment Portfolio Detail as of: _________________

LHFI	Unpaid Principal Balance	Allowances for Loan Losses	Net Book Value
1st Lien Performing			
2nd Lien Performing			
1st Lien Delinquent			
2nd Lien Delinquent			
Total Portfolio			

III. REO Portfolio as of: _________________

# of Properties	Cost Basis	Reserves / Write Downs	Net Book Value

F-1

4857-1543-7856

IN WITNESS WHEREOF, the undersigned has hereunto signed his/her name on ,202 PULTE MORTGAGE LLC By: Its: F-2 4857-1543-7856 -2 I NE S HEREOF, e dersi ned as r unto ed i / er e _____________________ 02___. LTE RTGAGE C y: :

EXHIBIT G To Master Repurchase Agreement FORM OF REPURCHASE SETTLEMENT ACCOUNT DISBURSEMENT REQUEST To: From: Comerica Bank, Agent Pulte Mortgage LLC 350 Tenth Ave Ste 950 San Diego, CA 92101 Attention: Braden R. Fudge Attention: Phone: (619) 652-5728 Phone: Fax: Fax: Email: brfudge@comerica.com Email: And Comerica Bank, Agent 411 W. Lafayette Detroit, MI 48226 Attention: Sandy Fields Telephone: (313) 222-5265 Fax: (313) 222-5272 Email: corpfinadmin@comerica.com Please refer to the Fourth Amended and Restated Master Repurchase Agreement dated as of July 28, 2022 among Pulte Mortgage LLC (the “Seller”), the buyers from time to time party thereto (the “Buyers’) and Comerica Bank, as agent to the Buyers (in such capacity, the “Agent”) (as it may have been or may hereafter be supplemented, amended, restated or otherwise modified from time to time, the “Current Repurchase Agreement”). Any term defined in the Current Repurchase Agreement and used in this request shall have the meaning given to it in the Current Repurchase Agreement. Seller hereby represents and warrants to Agent that the amounts and sources of the funds currently in the Repurchase Settlement Account are set forth on the spreadsheet attached as Annex 1 hereto. Pursuant to Section 3.7 of the Current Repurchase Agreement, Seller hereby requests that Agent disburse the funds in the Repurchase Settlement Account in accordance with the instructions attached as Annex 2 hereto. Seller represents and warrants to Agent that all of the conditions to disbursement set forth in Section 3.7 of the Current Repurchase Agreement have been satisfied for this Repurchase Settlement Account Disbursement Request. 4857-1543-7856 G-1 HIBIT o aster epurchase gree ent F CHASE ENT OUNT ENT UEST o: r : omerica ank, gent ulte ortgage C 0 enth ve te 0 n iego, 101 tention: raden . dge tention: one: 9) - 728 one: ax: ax: ail: ud comerica. ail: nd omerica ank, gent 1 . afayette etroit, I 226 tention: dy i lds el hone: 3) - 265 ax: 3) - 272 ail: inadm n comerica. l ase fer e urth ended d estated aster epurchase gree ent t d s f l 8, 22 ong ulte ortgage C e e ler”), e yers e e arty reto e uyers”) d omerica ank, s ent e uyers h acity, e gent”) s ay ve en r ay reafter e l ented, ended, t t d r r ise odified e e, e u rent epurchase gr ement”). ny fi ed e u rent epurchase gree ent d ed is uest a l ve e eaning i en e u rent epurchase gr ement. e ler r y r sents d a rants gent at e ounts d rces f e ds rr ntly e epurchase t ent count re t rt e sh et ed s nnex ereto. rsuant cti n . f e u rent epurchase gr ement, e ler r by uests at gent i urse e ds e epurchase t ent count r ance ith e ti ns ed s nex ereto. e ler r sents d a rants gent at l f e diti ns ent t rt cti n . f e u rent epurchase gree ent ve en t i r is epurchase t ent count i rs ent equest.

Without limiting the foregoing, (i) no Default has occurred unless it has been either cured by the Seller or waived in writing by the Agent (acting with the requisite consent of the Buyers as provided in this Agreement), (ii) no Event of Default has occurred unless it has been either cured by the Seller or waived in writing by the Agent (acting with the requisite consent of the Buyers as provided in this Agreement), (iii) no Margin Deficit exists that would not be eliminated by disbursements in accordance with such Repurchase Settlement Account Disbursement Request, and (iv) no Default or Event of Default or Margin Deficit will result from the making of the disbursements requested in such Repurchase Settlement Account Disbursement Request. There has been no material adverse change in any of the Central Elements in respect of the Seller since the date of the Seller’s most recent annual audited Financial Statements that have been delivered to the Agent and the Buyers. The undersigned Seller Representative hereby certifies that all of the Seller’s representations and warranties (a) in the Current Repurchase Agreement and all of the other Repurchase Documents (except only to the extent that (i) such a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have been changed by transactions or conditions contemplated or expressly permitted by the Repurchase Documents) and (b) in this request, are true and correct in all material respects on the date of this request. PULTE MORTGAGE LLC By: Name: Title: 4857-1543-7856 G-2 ithout i iti g e oing, ) o efault as u red le s as en i er red y e e ler r aived riti g y e gent ti g ith e uisite sent f e uyers s i ed is gr ement), i) o vent f efault as u red le s as en er r d y e e ler r aived riti g y e gent ti g ith e uisite sent f e uyers s i ed is gr ement), i) o argin eficit ists at ould ot e i ated y r ents r ance ith h epurchase t ent count i urs ent equest, d ) o efault r vent f efault r argin eficit i l sult e aking f e ents ested h epurchase t ent count is urs ent equest. here as en o aterial erse ge y f e entral l ents ect f e e ler e e te f e e ler’s ost ent ual dited i ancial t ents at ve en l red e gent d e uyers. he dersi ned e ler epresentative r y rtifies at l f e e ler’s r sentati ns d a ranties ) e u rent epurchase gree ent d l f e t er epurchase ocuments ept ly e tent at ) h r sentati n r a ranty aks ecific te r i) e ts hich r sentati n r a ranty sed ve en ged y cti ns r diti ns t plated r re sly r i ted y e epurchase ocuments) d ) is uest, re e d rrect l aterial ects e te f is uest. LTE ORTGAGE C y: ________________________ ame: ______________________ itle: _______________________

ANNEX 1 AMOUNTS AND SOURCES OF FUNDS Annex 1-1 to Exhibit G 4857-1543-7856 nex 1 xhibit NEX OUNTS D RCES F DS

ANNEX 2 DISBURSEMENT INSTRUCTIONS Annex 2-1 to Exhibit G 4857-1543-7856 nex -1 xhibit NEX I ENT CTIONS

SCHEDULE AI

APPROVED INVESTORS LIST

FHLMC – Federal Home Loan Mortgage Corporation (Freddie Mac)
FNMA – Federal National Mortgage Association (Fannie Mae)

GNMA – Government National Mortgage Association (Ginnie Mae) – Current Investor
GNMA – Government National Mortgage Association (Ginnie Mae) – Old Citicorp Pools

	Parent
AIG (formerly Connective)	American International Group, Inc.
Alliant Credit Union	
Ally Bank	Ally Financial Inc.
Bank of America Correspondent Lending Division	Bank of America Corporation
Bank of America Mortgage	Bank of America Corporation
Bank of New York Mellon	Bank of New York Mellon Corp.
BMO Capital Markets	
Branch Banking & Trust (BB&T) Truist Bank	Truist Financial Corporation
Chase Financial Corporation	JPMorgan Chase & Co.
Chase Manhattan Mortgage Corporation	JPMorgan Chase & Co.
Citicorp Mortgage, Inc.	Citigroup Inc.
Fidelity Bankshares, Inc.	PNC Financial Services Group, Inc.
Fifth Third Bank	
GMAC Mortgage LLC	Ally Financial Inc.
Lakeview Loan Servicing LLC	
Morgan Stanley (Dealer)	
Mr. Cooper	Mr. Cooper Group, Inc.
NASA Federal Credit Union	
Northpointe Bank	Northpointe Bancshares, Inc.
Pentagon Federal Credit Union (PenFed)	
PennyMac Mortgage Investment Trust	PennyMac Financial Services, Inc.
Pulte Corporation	
Redwood Trust	Redwood Trust, Inc.
SunTrust Truist Bank	Truist Financial Corporation
TIAA Bank (formerly EverBank)	TIAA
US Bank	U.S. Bancorp
Wells Fargo Home Mortgage, Inc.	Wells Fargo & Company

Housing Bond Programs
Colorado Housing Finance Authority
Sold servicing released to Inter Mountain Mortgage

Illinois Housing Development Authority
Sold servicing released to Dovenmuehle Mortgage, Inc.

Minnesota Housing Finance Authority
Sold servicing released to FBS Mortgage Corporation

AI-1

4857-1543-7856

Nevada Housing Division (NHD) Servicing released to US Bank Nevada Rural Housing Authority Servicing released to US Bank North Carolina Housing Finance Agency Sold servicing released to Servi Solutions (Alabama Housing) Texas Department of Housing and Community affairs (TDHCA) Sold servicing released to Idaho Housing Washington State Housing Finance (WSHFC) Sold servicing released to Bank of America Illinois Housing Development Authority IHDA Sold servicing released to U.S. Bank South Carolina Development Authority SCSHFDA Sold servicing released to US Bank Missouri Housing Development Commission MHDC Sold servicing released to ServiSolutions Indiana Housing & Community Development Authority [HCDA Sold servicing released to US Bank Georgia Housing and Finance Authority GHFA Sold directly to GHFA Texas State Affordable Housing Corporation TSAHC Sold servicing released to Lakeview Tennessee Housing Development Authority THDA Loan sold to THDA. Servicing sold to US Bank. California State Teacher's Retirement System CALSTRS Michigan State Housing Development Authority MI-MSHDA New Jersey Housing and Mortgage Finance Agency NJHMFA Sold directly to NJ Housing CRHMFA Home Buyers Fund Orange County Housing Finance Authority (Florida) Sold servicing released to US Bank Arizona Housing Finance Authority (AZHFA) Al-2 4857-1543-7856 I-2 evada ousing ivisi n D) r ici g sed S ank evada ural ousing uthority r ici g ed S ank orth arolina ousing i nce gency ld i i g sed ervi luti ns l a ousing) exas epart ent f ousing d munity fairs T CA) ld i i g ed o ousing ashington t te ousing i nce SHFC) ld i i g d ank f merica is ousing evel p ent uthority A ld i i g ed .S. ank uth arolina evel p ent uthority F A ld i i g ed S ank i souri ousing evel p ent o mission HDC ld i i g sed r i olutions i na ousing o munity evel p ent uthority I A ld i i g sed S ank eorgia ousing d i ance uthority FA ld i ctly FA exas t te fordable ousing orporation HC ld i i g sed a evie enne s e ousing evel p ent uthority A oan l DA. r ici g l S ank. alif rnia t te eacher's eti ent st LSTRS ichigan t te ousing evel p ent uthority I DA ew r y ousing d ortgage i nce gency J FA ld i ctly J ousing FA o e uyers nd range ounty ousing i ance uthority l ri a) ld i i g sed S ank ri ona ousing i nce uthority FA)

Sold servicing released to US Bank Industrial Development Authority County of Maricopa (IDACM) Sold servicing released to US Bank Kentucky Housing Corporation (KHC) Sold directly to KY Housing Maryland Department of Housing and Community Development OHFA - Ohio Housing Finance Agency Sold servicing released to US Bank CalHFA - California Housing Finance Agency Sold servicing released to Lakeview Golden State Finance Authority (California) Servicing released to US Bank MassHousing - Massachusetts Housing Finance Authority Sold directly to MA Housing Florida Housing Finance Corporation Servicing released to US Bank Lee County (Florida) Servicing released to US Bank Maricopa Phoenix (AZMP) Servicing released to US Bank New Jersey Housing and Finance Authority Servicing released to Cenlar Southeast Texas Housing Finance Corporation 5 Star (SETH) Servicing released to US Bank Southeast Texas Housing Finance Corporation Gold Star (SETH) Servicing released to Gateway Virginia Housing and Development Authority VHDA New Mexico Mortgage Finance Authority Sold servicing released to Idaho Housing CAHFA - Capital Area Housing Finance Corp. TCHEFC - Travis County Housing Finance Corp. Servicing released to US Bank Al-3 4857-1543-7856 I-3 ld i i g sed S ank ustrial evel p ent uthority ounty f aricopa ID ) ld i i g ed S ank entucky ousing orporation C) ld i ctly ousing aryland epart ent f ousing d munity evel p ent FA hio ousing i nce gency ld i i g ed S ank al A alif rnia ousing i nce gency ld i i g ed a evi olden t te i ance uthority alif rnia) r ici g sed S ank a sHousing a sachusetts ousing i nce uthority ld i ctly A ousing l ri a ousing i ance orporation r ici g ed S ank e ounty l ri a) r ici g sed S ank aricopa oenix P) r ici g ed S ank ew r y ousing d i ance uthority r ici g ed enlar utheast exas ousing i ance orporation t r H) r ici g ed S ank utheast exas ousing i nce orporation old tar H) r ici g d at ay irginia ousing d evel p ent uthority DA ew exico ortgage i ance uthority ld i i g ed o ousing HFA apital rea ousing i ance orp. H C ravis ounty ousing i ance orp. r ici g sed S ank

TVLB - Texas Veterans Land Board Servicing released to Gateway 4857-1543-7856 Al-4I- - 43-7856 LB exas eterans and oard r ici g d at ay

John D'Agostino Ricky Weigand Mark Hultgren Jeff Kremer Irina Shokhrin Ralph Nowicki 4857-1543-7856 SCHEDULE AR AUTHORIZED SELLER REPRESENTATIVES LIST EFFECTIVE AS OF July 28, 2022 AR-1- - 43-7856 DULE ORIZED ER ESENTATIVES I T CTIVE S F ly , 22 n ' gostino i ky eigand ark ultgren ff re er a okhrin alph owicki

SCHEDULE BC TO Master Repurchase Agreement The Buyers’ Committed Sums (in dollars) From July 28, 2022 through and including December 26, 2022 Buyer Committed Sum Comerica Bank $178,487,500 Truist Bank $176,850,000 Western Alliance Bank $122,812,500 Maximum Aggregate Commitment $655,000,000 From December 27, 2022 through and including January 12, 2023 Buyer Committed Sum BMO Harris Bank N.A. $216,000,000 Truist Bank $216,000,000 Western Alliance Bank $150,000,000 $800,000,000 From January 13, 2023 through and including June 25, 2023 Committed Sum Comerica Bank $98,100,000 BMO Harris Bank N.A. $97,200,000 Truist Bank $97,200,000 Western Alliance Bank $67,500,000 $360,000,000 From June 26, 2023 until the Termination Date Committed Sum Comerica Bank $136,250,000 BMO Harris Bank N.A. $135,000,000 Truist Bank $135,000,000 Western Alliance Bank $93,750,000 $500,000,000 BC-1 4857-1543-7856 C-1 DULE aster epurchase gree ent he uyers’ o mitted s o l rs) ly 8, 22 gh d i g ece ber 6, 22 uyer o mitted omerica ank 8, 87,5 0 BMO Harris Bank N.A. $176,850,000 ruist ank 6, 50,0 0 estern li ce ank 2, 12,5 0 axi um gregate o mitment 5, 00,0 0 ece ber 7, 22 h d i g ary , 23 uyer o mitted Comerica Bank $218,000,000 O a ris ank . . 6, 00,0 0 ruist ank 6, 00,0 0 estern li ce ank 0, 00,0 0 Maximum Aggregate Commitment $800,000,000 ary , 23 gh d i g e 5, 23 Buyer o mitted Su omerica ank , 0,0 0 O a ris ank . . , 0,0 0 ruist ank , 0,0 0 estern li ce ank , 0,0 0 Maximum Aggregate Commitment $360,000,000 e 6, 23 ntil e er ination ate Buyer o mitted Su omerica ank 6, 50,0 0 O a ris ank . . 5, 00,0 0 ruist ank 5, 00,0 0 estern li ce ank , 0,0 0 Maximum Aggregate Commitment $500,000,000

SCHEDULE BP To Master Repurchase Agreement LIST OF BASIC PAPERS The following are the Basic Papers for Purchased Loans: (a) (1) if the applicable Mortgage Loan is a Wet-Ink Mortgage Loan, the original Mortgage Note, bearing all intervening endorsements to negotiate it from the original payee named therein to the Seller and endorsed by the Seller as follows: Pay To The Order of Without Recourse [signature] [name, title] (i) If the applicable Mortgage Loan is an eMortgage Loan, the eNote evidencing such eMortgage Loan, which eNote shall satisfy all requirements of paragraphs (16) and (24) of the definition of Eligible Loan. (b) the recorded original or a Certified Copy of the power of attorney for each maker of the Mortgage Note who (if any) did not personally execute the Mortgage Note and for whom the Mortgage Note was executed by an attorney-in-fact; (c) the recorded original or a Certified Copy of the Mortgage securing such Mortgage Note; (d) originals or Certified Copies of all intervening assignments (if any) reflecting a complete chain of assignment of such Mortgage from the original mortgagee to the Seller; provided that intervening assignments are not required for any Mortgage that has been originated in the name of MERS and registered under the MERS® System; and (e) the signed original of a Mortgage Assignment assigning the Mortgage in blank in a form that is complete so as to be recordable in the jurisdiction where the Mortgaged Premises are located without the need for completion of any blanks or supplying of any other information; provided that no Mortgage Assignment is required for any Mortgage that has been originated in the name of MERS and registered under the MERS® System with Comerica as “Gestation- Warehouse Lender”. BP-1 4857-1543-7856 P-1 DULE P o aster epurchase gree ent I T F SIC PERS he o i g re e asic apers r rchased oans: ) i) e pli able ortgage oan et-Ink ortgage oan, e ri i al ortgage ote, ari g l i g rs ents gotiate e ri i al y e ed rein e e ler d orsed y e e ler s l s: ay o he rder Of ithout ecourse ____________________ ________________________ ature] e, ] i) e pli able ortgage oan ortgage oan, e ote i cing h ortgage oan, hich ote a l ti f l i ents f r raphs ) d ) f e fi iti n f li ible oan. ) e r ed ri i al r ertifi d opy f e er f y r h aker f e ortgage ote ho y) i ot rs nally ecute e ortgage ote d r ho e ortgage ote as cuted y ey-in-fact; ) e r ed ri i al r ertifi d opy f e ortgage ri g h ortgage ote; ) ri i als r ertifi d opies f l i g ents y) ti g plete ain f ent f h ortgage e ri i al ortgag e e e ler; i ed at i g ents re ot ired r y ortgage at as en i ated e e f ERS d i t r d der e ERS® st ; d ) e d ri i al f ortgage ssi ent i g e ortgage l k at plete s e r able e ri icti n here e ortgaged r ises re t d it out e ed r pletion f y l ks r plying f y t er ation; i ed at o ortgage ssi ent uired r y ortgage at as en i ated e e f ERS d i t r d der e ERS® st ith omerica s estation- arehouse ender”.

SCHEDULE DQ To Master Repurchase Agreement DISQUALIFIERS “Disqualifier” means any of the following events; after the occurrence of any Disqualifier, unless it shall have been waived or cured in writing in accordance with the terms of the Agreement, the Market Value of the affected Purchased Loan shall be deemed to be zero, and the Agent shall be deemed to have marked such Purchased Loan to market: 1. Any event occurs, or is discovered to have occurred, after which the affected Purchased Loan fails to satisfy any element of the definition of “Eligible Loan”. 2. In respect of any Purchased Loan, for any reason whatsoever any of the Seller’s special representations concerning Purchased Loans set forth in Section 15.3 applicable to that type of Purchased Loan shall become untrue, or shall be discovered to be untrue, in any respect. 3. Any Purchased Loan shall become In Default. 4. The Wet Loan Period for such Purchased Loan shall have elapsed after the Purchase Date upon which a Wet Loan has been sold to the Buyers without all of the Wet Loan’s Basic Papers having been received by the Custodian. 5. For any Purchased Loan, any Basic Paper shall have been sent to the Seller or its designee for correction, collection or other action and shall not have been returned to the Custodian on or before twenty-one (21) days after it was so sent to the Seller. 6. Any Purchased Loan shall be assumed by (or otherwise become the liability of), or the real property securing it shall become owned by, any corporation, partnership or any other entity that is not a natural person or a trust for natural persons unless payment in full of such Purchased Loan is guaranteed by a natural person. The Agent, the Buyers and the Custodian may rely on the Seller’s representation and warranty that no Purchased Loans have been so assumed by (or otherwise become the liability of) such a Person except as otherwise specified by written notice(s) to the Custodian. 7. Any Purchased Loan shall be assumed by (or otherwise become the liability of), or the real property securing it shall become owned by, an Affiliate of the Seller or any of the Seller’s or its Affiliates’ directors, members or appointed officers, provided, however, nothing herein shall be deemed to disqualify any Purchased Loans made to an employee or officer of Seller in the ordinary course of Seller’s business. The Agent, the Buyers and the Custodian may rely on the Seller’s representation and warranty that no Purchased Loans have been so assumed by (or otherwise become the liability of) such a Person except as otherwise specified by written notice(s) to the Custodian. 8. Any Purchased Loan shipped to an Approved Investor shall not be paid for or returned to the Custodian or the Agent (whichever shipped it) on or before forty-five (45) days after it is shipped. DQ-1 4857-1543-7856 Q-1 DULE o aster epurchase gree ent I ALIFIERS isqualifier” eans y f e o ing ents; t r e urrence f y isqualifier, le s a l ve en aived r r d riti g r ance ith e s f e greement, e arket alue f e t d r hased oan a l e ed e ro, d e gent a l e ed ve arked h r hased oan arket: . ny ent curs, r ered ve cu red, ft r hich e t d r hased oan ils ti f y ent f e fi iti n f li ible oan”. . ect f y r hased oan, r y n hatsoever y f e e ler’s ecial r sentati ns cerning r hased oans t rt cti n .3 pli able at e f r hased oan a l e true, r a l e ered e true, y ect. . ny r hased oan a l e efault. . he et an eri d r h r hased an a l ve sed t r e rchase ate on hich et an as en l e uyers it out l f e et oan’s asic apers ing en i ed e ustodian. . or y rchased oan, y asic aper a l ve en nt e e ler r si e r rrection, ll ti n r t er ti n d a l ot ve en ed e ustodian r fore enty-one ) ys t r as t e e ler. . ny rchased oan a l e ed y r r ise e e ilit f), r e al r perty ri g a l e ned y, y r oration, rt ership r y t er tit at ot atural rs n r st r atural rs ns le s ent l f h r hased oan aranteed y tural rson. he gent, e uyers d e ustodian ay l e e ler’s r sentati n d a ranty at o r hased oans ve en ed y r r ise e e ilit f) h erson cept s r ise cifi d y ri t n tice(s) e ustodian. . ny r hased oan a l e ed y r r ise e e ilit f), r e al r perty ri g a l e ned y, filiate f e e ler r y f e e ler’s r filiates’ i ctors, embers r ointed ffi ers, r vided, ever, t i g rein a l e ed i ualify y r hased oans ade ploy e r ffi er f e ler e i ary urse f e ler’s sine s. he gent, e uyers d e ustodian ay l e e ler’s r sentati n d a ranty at o r hased oans ve en ed y r r ise e e ilit f) h ers n cept s r ise cifi d y ri t n tice(s) e ustodian. . ny rchased oan ed pproved estor a l ot e aid r r ed e ustodian r e gent hichever ed ) r fore t -fi e ) ys t r i ped.

0. More than sixty (60) days shall have elapsed since the Purchase Date of any Conforming Mortgage Loan (other than any Aged Mortgage Loan), more than sixty (60) days shall have elapsed since the Purchase Date of any FHA Low FICO Score Mortgage Loan (other than any Aged Mortgage Loan), more than sixty (60) days shall have elapsed since the Purchase Date of any Jumbo Mortgage Loan or Super Jumbo Mortgage Loan, more than forty five (45) days shall have elapsed since the Purchase Date of any Second Mortgage Loan or Non-QM Mortgage Loan, or more than ninety (90) days, but not less than sixty one (61) days, shall have elapsed since the Purchase Date of any Aged Mortgage Loan. 10. Any Purchased Loan that is shipped to the Seller for correction of one or more Basic Documents when the Market Value of all Purchased Loans so shipped to the Seller exceeds five (5%) of the Maximum Aggregate Commitment (or such greater amount as approved by the Agent in its sole discretion). 11. Any Purchased Loan is listed on an Exception Report and the Agent has not exercised its discretion to exclude such Purchased Loan from the list of Disqualifiers under Section 22.8(a) (for the avoidance of doubt, this means a Purchased Loan is subject to discrepancies, inconsistencies or has documents that are incomplete). 12. The terms and conditions of any Purchased Loan has been amended, modified or waived (except to correct errors or omissions in Loan Papers), or any claim in respect of any Purchased Loan has been settled or compromised, or Seller has accepted other than cash or the exchange of comparable Purchased Loans (which is concurrently sold by the Seller to the Buyers) in liquidation of any Purchased Loan, in each case without the written consent of the Agent given on a case-by-case basis. 13. Agent has notified Seller that such Purchased Loan is, for any other reason in Agent’s good faith, reasonable (from the perspective of a residential mortgage loan warehouse facility provider) business judgment, ineligible. DQ-2 4857-1543-7856 Q-2 9. ore n t ) ys a l ve sed e e rchase ate f y onfor ing ortgage oan t er n y ged ortgage oan), ore n t ) ys a l ve sed e e rchase ate f y A ore ortgage oan t er n y ged ortgage oan), ore n t ) ys a l ve sed e e rchase ate f y bo ortgage oan r per bo ortgage oan, ore n rt e ) ys a l ve sed e e rchase ate f y nd ortgage oan r on- ortgage oan, r ore n i ety ) ys, ut ot s n t e ) ys, a l ve sed e e rchase ate f y ged ortgage oan. . ny rchased an at ed e e ler r rr cti n f e r ore asic ocuments hen e arket alue f l r hased oans ed e e ler eeds e ) f e axi um gregate mitment r h r ater ount s r ved y e gent le i retion). . ny rchased oan xception eport d e gent as ot ercised i r ti n cl de h r hased oan e t f isqualifiers der cti n . (a) r e i ance f ubt, is eans r hased oan ject ancies, nsistencies r as ents at re plete). . he s d nditi ns f y r hased oan as en ended, odified r aived ept rrect rs r i sions oan apers), r y ect f y r hased oan as en tt r promised, r e ler as pted t er n sh r e ange f parable r hased oans hich cu rently l y e e ler e uyers) iq ati n f y rchased oan, h se it out e ri t n sent f e gent i en - y-case asis. . gent as tifi d e ler at h r hased oan , r y t er n gent’s od it , nable r e rs ective f i ential ortgage n arehouse ilit r vider) sine s ent, li ible.

SCHEDULE EL To Master Repurchase Agreement ELIGIBLE LOANS “Eligible Loans” means Single-family Loans that are amortizing Conforming Mortgage Loans, FHA Low FICO Score Mortgage Loans, Jumbo Mortgage Loans, Super Jumbo Mortgage Loans, Aged Mortgage Loans, Non-QM Mortgage Loans, Second Mortgage Loans and Wet Loans that satisfy all criteria for Eligible Loans set forth on this Schedule EL and are not subject to a Disqualifier. Each Mortgage Loan must be secured by a first priority Lien on its related Mortgaged Premises (or, with respect to any Second Mortgage Loans, by a second priority Lien on its related Mortgaged Premises). It may bear interest at a fixed interest rate, at a fluctuating interest rate or at a fixed or fluctuating interest rate for part of its term followed, respectively, by a fluctuating or fixed interest rate for the remainder of its term. No Mortgage Loan shall be an Eligible Loan at any time: (1) If the Mortgaged Premises securing it is a mobile home, manufactured housing, or cooperative housing unit. (2) That contains or is otherwise subject to any contractual restriction or prohibition on the free transferability of such Mortgage Loan, all Liens securing it and all related rights (other than Legal Requirements requiring notification to its obligor(s) of any transfer of it or of its servicing or administration), either absolutely or as security. 3) If any of its owners-mortgagors is a corporation, partnership or any other entity that is not a natural person or a trust for natural persons unless its full payment when due is guaranteed by a natural person. 4) If any of its owner-mortgagors is an Affiliate of the Seller or any of the Seller’s or any such Affiliate’s directors, members or appointed officers, provided, however, nothing herein shall be deemed to disqualify any Purchased Loans made to an employee or officer of Seller in the ordinary course of Seller’s business. (5) Whose related Mortgaged Premises are not covered by a Hazard Insurance Policy. (6) That is a construction, rehabilitation or commercial loan. The Agent, the Buyers and the Custodian may rely on the Seller’s representation and warranty that no Purchased Loan is such a loan. (7) Where the Mortgage Note evidencing such Mortgage Loan (i) was not executed by a bona fide third person who had capacity to contract, or (ii) matures more than 30 years from the date thereof. (8) That was originated more than forty-five (45) days before its Purchase Date. EL-1 4857-1543-7856 L-1 DULE o aster epurchase gree ent I I LE ANS “ li ible ans” eans i l - ily oans at re ortizing onfor ing ortgage oans, A ore ortgage oans, bo ortgage oans, per bo ortgage oans, ged ortgage oans, on- ortgage oans, nd ortgage oans d et oans at ti f l i ria r li ible oans t rt is edule d re ot ject isqual fier. ach ortgage oan ust e red y a t ri rity i n t d ortgaged r ises r, ith ect y nd ortgage oans, y nd ri rity ien l t d ortgaged r ises). t ay ear t rest t t rest te, t t ati g t rest te r t d r ati g t rest te r art f ed, ectively, y ati g r d t rest te r e ainder f . o ortgage oan a l e li ible an t y e: ) e ortgaged r ises ri g obile e, anufactured using, r perative using nit. ) hat ntains r r ise ject y ntractual t t n r r hibiti n e e sferability f h ortgage oan, l i ns ri g d l l t d ts t er n egal equire ents uiri g tifi ti n li or(s) f y sfer f r f i i g r inistration), er solutely r s urity. (3) y f ners- ortgagors r oration, rt ership r y t er tit at t tural rs n r st r tural rs ns le s l ent hen e aranteed y tural erson. (4) y f ner- ortgagors filiate f e e ler r y f e e ler’s r y h filiate’s i ctors, embers r ointed ffi ers, r vided, ever, t i g rein a l e ed i ualify y rchased oans ade ploy e r ffi er f e ler e i ary urse f e ler’s sine s. ) hose t d ortgaged r ises re ot ered azard r nce olicy. ) hat nstruction, abilit ti n r mercial n. he gent, e uyers d e ustodian ay l e e ler’s r sentati n d a ranty at o r hased oan h n. ) here e ortgage ote i cing h ortgage oan ) as ot cuted y na e i rs n ho d acity ntract, r i) atures ore n ars e ate reof. ) hat as i ated ore n t -fi e ) ys fore rchase ate.

9) That is In Default or ever was In Default. (10) That contains any term or condition such that the repayment schedule results in the outstanding principal balance increasing over time, rather than amortizing, whether or not such Mortgage Loan is deemed to be an “option ARM”, “negative amortization” or “graduated payment” loan. The Agent, the Buyers and the Custodian may rely on the Seller’s representation and warranty that any Mortgage Loan duly sold to the Buyers amortizes over time. (11) In connection with the origination of which a policy of single-premium life insurance on the life of a mortgagor, borrower or guarantor was purchased. (12) That (i) is subject to the special Truth-in-Lending disclosure requirements imposed by Section 32 of Regulation Z of the Federal Reserve Board (12 C.F.R. § 226.32) or any similar state or local Legal Requirement relating to high interest rate credit or lending transactions or (ii) contains any term or condition, or involves any loan origination practice, that (a) has been defined as “high cost”, “high risk”, “predatory”, “covered”, “threshold” or a similar term under any such applicable federal, state or local law, (b) has been expressly categorized as an “unfair” or “deceptive” term, condition or practice in any such applicable federal, state or local law (or the regulations promulgated thereunder) or (c¢) by the terms of such Legal Requirement exposes assignees of Mortgage Loans to possible civil or criminal liability or damages or exposes any Buyer or the Agent to regulatory action or enforcement proceedings, penalties or other sanctions. The Agent, the Buyers and the Custodian may rely on the Seller’s representation and warranty that no Purchased Loan is such a loan. (13) That the Seller or any Affiliate has previously warehoused with any other Person, whether under a lending arrangement or an arrangement involving a sale in contemplation of a subsequent further sale to (or securitization by) a secondary mortgage market purchaser, whether with or without the Seller’s having any conditional repurchase or other recourse obligation, and that was rejected or became ineligible or disqualified to be lent against or purchased and held by such other Person, except for Purchased Loans previously sold to the Parent under the Parent Repurchase Agreement, provided that the Parent Custodian has released all Liens and other right, title and interest in and to said Purchased Loans in connection with such repurchase. The Agent, the Buyers and the Custodian may rely on the Seller’s representation and warranty that no Purchased Loan is such a loan. (14) That the Seller or any Affiliate sold and transferred, or attempted to sell and transfer, to any other Person. (15) That has a loan to value ratio greater than (x) ninety five percent (95%) with respect to Non-QM Mortgage Loans and (y) eighty percent (80%) with respect to other Mortgage Loans unless such Mortgage Loan is guaranteed by VA or is insured by FHA or private mortgage insurance provided by a provider acceptable to the Agent provided, however, that a Conforming Mortgage Loan or Jumbo Mortgage Loan may have a loan-to-value ratio greater than 80% (but not more than 100%), so long as the EL-2 4857-1543-7856 -2 (9) hat efault r er as efault. ) hat ntains y r nditi n h at e ent dule sults e t t ing ri cipal l ce si g er e, t er n ortizing, hether r ot h ortgage an ed e pti n RM”, egative ortizati n” r r uated ent” n. he gent, e uyers d e ustodian ay l e e ler’s r sentati n d a ranty at y ortgage oan ly l e uyers ortizes er e. ) nection ith e i ati n f hich li y f n e-pre i r ce e f ortgagor, r er r arantor as rchased. ) hat ) ject e ecial r t - ending i l sure i ents posed y cti n f egulation f e ederal eserve oard . .R. 6.32) r y ilar te r al egal equir ent l t g i h t rest te dit r i g cti ns r i) ntains y r ndition, r lves y n i ati n ractice, at ) as en fi ed s i h st”, i h ”, r datory”, vered”, old” r ilar der y h pli able eral, te r al , ) as en re sly ori ed s nfair” r ceptive” , diti n r r ctice y h pli able eral, te r al r e ulati ns ulgated nder) r ) y e s f h egal equir ent oses es f ortgage oans sible i il r inal ilit r ages r oses y uyer r e gent lat ry ti n r ent r ceedings, enalties r t er ctions. he gent, e uyers d e ustodian ay l e e ler’s r sentati n d a ranty at o r hased oan h n. ) hat e e ler r y filiate as r i usly arehoused ith y t er erson, hether der i g a ent r a ent l i g le t plation f s quent rt er le r riti ati n y) dary ortgage arket rchaser, hether ith r it out e e ler’s ving y diti nal rchase r t er urse li ation, d at as t d r e li i le r i ualifi d e t ainst r r ased d ld y h t er erson, cept r r hased oans r i usly l e arent der e arent epurchase gr ement, r i ed at e arent ustodian as d l i ns d t er ht, d t rest d i r hased oans nection ith h rchase. he gent, e uyers d e ustodian ay l e e ler’s r sentati n d a ranty at o r hased oan h n. ) hat e e ler r y filiate l d sfe red, r te pted l d sfer, y t er erson. ) hat as n l e ti r ater n ) i ety e rcent ) ith ect on- ortgage oans d ) ty rcent ) ith ect t er ortgage oans le s h ortgage an aranteed y r red y A r ri ate ortgage r ce i ed y r vider eptable e gent r vided, ever, at onfor ing ortgage oan r bo ortgage an ay ve -t - alue ti r ater n t ot ore n ), g s e portion of such Conforming Mortgage Loan or Jumbo Mortgage Loan in excess of 80% of the value of the related Mortgaged Premises is covered by mortgage insurance acceptable to Agent. (16) In the case of an eMortgage Loan, unless Seller shall have caused (i) the Authoritative Copy of the related eNote to be delivered to the eVault via a secure electronic file, (ii) the Controller status of the related eNote to be transferred to Custodian, (iii) the Location status of the related eNote to be transferred to Custodian, (iv) the Delegatee status of the related eNote to remain blank, in each case using MERS eDelivery and the MERS eRegistry, (v) the Master Servicer Field of the related eNote to remain blank until being changed to Seller or other servicer approved by Agent in connection with a Transfer of Control of the eNote to an Approved Investor, and (vi) the Subservicer Field of the related eNote to remain blank. (17) Unless all of the Seller’s right, title and interest in and to the Purchased Loan is subject to a first priority perfected security interest in favor of the Agent for the benefit of the Buyers subject to no other liens, security interests, charges or encumbrances other than the Seller’s right to repurchase the Purchased Loan hereunder. (18) Unless all the representations and warranties set forth in this Agreement, including, without limitation, Section 15.3 and Schedule 15.4, are true and correct with respect to such Purchased Loan at all times on and after the related Purchase Date. (19) That is not covered by an Investor Commitment or Hedge Agreement. (20) That has an original term to stated maturity of more than thirty (30) years. (21) As to which any Disqualifier exists. (22) That was previously a Purchased Loan (except as a Wet Loan). (23) In the case of a Second Mortgage Loan, (i) the face amount of such Mortgage Loan exceeds One Hundred Thousand Dollars ($100,000), (ii) such Mortgage Loan has a Combined Loan to Value at origination of greater than ninety percent (90%), or (iii) the obligor of such Mortgage Loan shall have a FICO Score of less than 720. (24) In the case of an eMortgage Loan, unless (i) the related eNote contains the Agency-Required eNote Legend; (ii) the eNote bears a digital or electronic signature; (iii) the Hash Value of the eNote indicated in the MERS eRegistry matches the Hash Value of the eNote as reflected in the eVault; (iv) there is a single Authoritative Copy of the eNote and such single Authoritative Copy is held in the eVault; (v) the Location status of the eNote on the MERS eRegistry reflects the MERS Org ID of Custodian; (vi) the Controller status of the eNote on the MERS eRegistry reflects the MERS Org ID of Custodian; (vii) the Secured Party status of the eNote on the MERS eRegistry reflects the MERS Org ID of Custodian or is blank and the Secured Party Delegatee status of the eNote on the MERS eRegistry is blank; (viii) the Delegatee status of the eNote on the MERS eRegistry is blank; (ix) the Master Servicer Field of the related eNote on the MERS eRegistry is blank until being changed to Seller or other servicer approved by EL-3 4857-1543-7856 L-3 rti n f h onfor ing ortgage oan r bo ortgage oan ce s f f e l e f e t d ortgaged r ises ered y ortgage r ce eptable gent. ) e se f ortgage oan, le s e ler a l ve sed ) e uthoritative opy f e t d ote e l red e ault ia ure t nic , i) e ontroller t s f e t d ote e f rr d ustodian, ii) e ocation t s f e t d ote e f rr d ustodian, ) e elegat e t s f e t d ote ain l nk, h se si g ERS elivery d e ERS egistry, ) e aster rvicer i ld f e l t d ote ain l k ntil i g ged e ler r t er icer r ved y gent nection ith ransfer f ontrol f e ote pproved estor, d i) e bservicer i ld f e t d ote ain l nk. ) nle s l f e e ler’s ht, d t rest d e r hased oan ject t ri rity rf cted urity t rest or f e gent r e enefit f e uyers ject o t er s, urity t rests, arges r brances t er n e e ler’s t rchase e r hased oan r under. ) nle s l e r sentati ns d a ranties t rt is gr ement, l ing, it out i itati n, cti n .3 d edule .4, re e d rrect ith ect h r hased oan t l es d ft r e t d rchase ate. ) hat ot ered y estor mitment r edge gr ement. ) hat as ri i al aturity f ore n irt ) ars. ) s hich y isqualifier ists. ) hat as r i usly r hased oan ept s et oan). ) e se f nd ortgage oan, ) e e ount f h ortgage an eeds ne undred ousand ollars 0, 0), i) h ortgage oan as o bined oan alue t i ati n f r ater n i ety rcent ), r ii) e li or f h ortgage oan a l ve ore f s n 0. ) e se f ortgage oan, le s ) e t d ote ntains e gency-Required ote egend; i) e ote ears i ital r t nic ature; i) e ash alue f e ote i ated e ERS egistry atches e ash alue f e ote s t d e ault; ) re le uthoritative opy f e ote d h le uthoritative opy ld e ault; ) e ocation t s f e ote e ERS egistry fl cts e ERS rg f ustodian; i) e ontroller t s f e ote e ERS egistry fl cts e ERS rg f ustodian; i) e ured arty t s f e ote e ERS egistry fl cts e ERS rg f ustodian r l k d e ured arty elegat e t s f e ote e ERS egistry l nk; i) e elegat e t s f e ote e ERS egistry l nk; ) e aster rvicer i ld f e t d ote e ERS egistry l k ntil i g ged e ler r t er icer r ved y

Agent in connection with a Transfer of Control of the eNote to an Approved Investor, and the Subservicer Field of the related eNote is blank; (x) no Control Failure has occurred or exists with respect to such eNote; (xi) the eNote is a valid and enforceable Transferable Record; (xii) Custodian has Control of the eNote evidencing such eMortgage Loan, and there is no defect with respect to the eNote that would result in Custodian having less than full rights, benefits and defenses of Control of the eNote; (xiii) the single Authoritative Copy of the eNote is maintained electronically and has not been papered- out, nor is there another paper representation of such eNote; and (xiv) Custodian shall have entered into an Approved Investor Agreement with the Approved Investor that will purchase such eNote, and such Approved Investor Agreement shall be in full force and effect. EL-4 4857-1543-7856 -4 gent nection ith ransfer f ontrol f e ote pproved estor, d e bservicer i ld f e t d ote l nk; ) o ontrol ail re as u red r ists ith ect h ote; i) e ote alid d f rceable r nsferable ecord; i) ustodian as ontrol f e ote i cing h ortgage oan, d re o fect ith ect e ote at ould sult ustodian ing s n l hts, enefits d f nses f ontrol f e ote; i) e le uthoritative opy f e ote aintai ed t ica ly d as ot en pered- ut, r re ther per r sentati n f h ote; d i ) ustodian a l ve t r d t pproved estor gree ent ith e pproved estor at i l rchase h ote, d h proved estor gree ent a l e l r e d fect.

SCHEDULE 1.2 DEPOSIT ACCOUNTS Funding Account 1852538576 Operating Account 1852503992 Repurchase Settlement Account 1852538634 Escrow Account 1852538618 Income Account 1852538402 Sch 1.2-1 4857-1543-7856 h -1 DULE . POSIT OUNTS nding count 38576 perating count 03 92 epurchase t ent count 38634 s r count 38618 e count 38402

SCHEDULE 15.2(f) MATERIAL ADVERSE CHANGES AND CONTINGENT LIABILITIES None. 15.2(H)-1 4857-1543-7856 . (f)-1 DULE .2(f) ATERIAL VERSE ANGES D TI GENT I BILITIES one.

SCHEDULE 15.2(g) LITIGATION None. 15.2(g)-1 4857-1543-7856 . (g)-1 DULE . (g) TI N one.

SCHEDULE 15.2(n) EXISTING LIENS None. 15.2(n)-1 4857-1543-7856 . (n)-1 DULE . (n) I I G I S one.

SCHEDULE 15.2(s)

COMPLIANCE INFORMATION

Correct Legal Name	Address	Type of Organization	Jurisdiction of Organization	Tax identification number and other identification numbers
Pulte Mortgage LLC	7390 South Iola Englewood, CO 80112	Limited Liability Company	Delaware	42-1554181
PCIC Corporation	7390 South Iola Englewood, CO 80112	Corporation	Michigan	38-3351966
Pulte Insurance Agency, Inc.	7390 South Iola Englewood, CO 80112	Corporation	Delaware	81-1089485

15.2(s)-1

4857-1543-7856

SCHEDULE 15.3 TO MASTER REPURCHASE AGREEMENT SPECIAL REPRESENTATIONS AND WARRANTIES WITH RESPECT TO EACH PURCHASED LOAN As of the related Purchase Date, for each Purchased Loan the Seller makes the following representations and warranties: (a) The information with respect to each Purchased Loan set forth in the related Mortgage Loan Transmission File is true and correct as of the date specified in all material respects. (b) The Seller is the sole legal and equitable owner of such Purchased Loan (except in the case of MERS Designated Loans, as to which MERS, as nominee for the Seller and its successors and assigns, is the record owner), such Purchased Loan is a first priority Lien or, in the case of a Second Mortgage Loan, a second priority Lien, free and clear of all Liens other than Permitted Encumbrances, and Seller has full right to sell such Purchased Loan to the Buyers. (©) All Purchased Loans, including Wet Loans, have been duly authorized and validly created. (d) Each of the Purchased Loans sold to the Buyers by the Seller complies with all of the requirements of this Agreement and the Custody Agreement and is genuine and what it purports to be (or in the case of an eNote, the copy of the related eNote transmitted to the eVault is the single Authoritative Copy thereof). (e) All information concerning each item or grouping of Purchased Loans listed in any Loan Schedule or in a Mortgage Loan Transmission File sent to the Agent or the Custodian was, is and/or shall be (as applicable) true and complete in all material respects as of the date of such Loan Schedule or Mortgage Loan Transmission File. ® The Seller has complied and will continue to comply in all material respects with all Legal Requirements relating to each Purchased Loan. (2) (1) In the case of a Wet-Ink Mortgage Loan, each Mortgage Note and Mortgage related to a Purchased Loan, including Wet Loans, has been duly (x) endorsed or assigned to the Seller, unless originated by Seller, and (y) endorsed or assigned by the Seller in blank (assignment of the Mortgage in blank is not required when MERS is designated in the Mortgage as the original mortgagee or the nominee of the original mortgagee, its successors and assigns) and delivered (or in the case of Wet Loans are in the process of being delivered) to the Custodian; and (ii) In the case of an eMortgage Loan, Control of the original executed eNote has been delivered to Custodian and all other requirements of paragraphs (16) and (24) of the definition of Eligible Loan for such an eMortgage Loan to be and remain an Eligible Loan have been satisfied. Sch 15.3 - 1 4857-1543-7856 h .3 ULE .3 ASTER CHASE EE ENT I L SENTATIONS D A RANTIES ITH SPECT CH ASED N s f e t d rchase ate, r h r hased oan e e ler akes e o ing r sentati ns d a ranties: ) he ation ith ect h rchased an t rt e l t d ortgage an r s i sion ile e d rect s f e ate cifi d l aterial ects. ) he e ler e le al d uitable ner f h r hased oan cept e se f ERS esignated oans, s hich ERS, s in e r e e ler d ce sors d i ns, e rd ner), h r hased oan t ri rity i n r, e se f nd ortgage oan, nd ri rity ien, e d ar f l i ns t er n r i ted cumbrances, d e ler as l t l h r hased oan e uyers. c) l r hased oans, i g et oans, ve en ly t ri ed d li ly ated. ) ach f e r hased oans l e uyers y e e ler plies ith l f e i ents f is gree ent d e ust dy gree ent d uine d hat rports e r e se f ote, e y f e t d ote ra i ted e ault e le uthoritative opy reof). ) l ation cerning h te r ping f r hased oans y an edule r ortgage oan r s i sion ile nt e gent r e ustodian as, d/or a l e s pli able) e d plete l aterial ects s f e ate f h oan edule r ortgage oan r s i sion ile. (f) he e ler as plied d i l ti ue ply l aterial ects ith l egal equire ents l t g h r hased oan. g) i) e se f et-Ink ortgage oan, h ortgage ote d ortgage t d r hased oan, i g et oans, as en ly ) orsed r ed e e ler, le s i ated y e ler, d ) orsed r ed y e e ler l k g ent f e ortgage l k ot ired hen ERS si ated e ortgage s e ri i al ortgag e r e in e f e ri i al ortgag e, ce sors d i ns) d l red r e se f et oans re e r ce s f i g li ered) e ustodian; d i) e se f ortgage oan, ontrol f e ri i al cuted ote as en l red ustodian d l t er i ents f r raphs ) d ) f e fi iti n f li ible oan r h ortgage oan e d ain li ible oan ve en ti fi d.

(h) All Basic Papers for each Purchased Loan (except Wet Loans) will be transmitted to the Custodian with the Mortgage Loan Transmission File with which it is submitted for purchase. (1) Each assignment to the Agent of the Lien securing any Purchased Loan will be in proper and sufficient form for recording in the appropriate government office in the U.S. jurisdiction where the related Mortgaged Premises are located (no such assignment is required for any Mortgage that has been originated in the name of MERS and registered under the MERS® System). (9) The Seller has and will continue to have the requisite limited liability company, power and authority to sell the Purchased Loans to the Buyers, and the Purchased Loans sold and to be sold to the Buyers by the Seller under this Agreement or pursuant to it may be further sold, resold, assigned and reassigned to any Person or Persons without any requirement for the further consent of the Seller or the consent of any other party to any of the Loan Papers or obligated in respect of the Purchased Loans. (k) Each Purchased Loan is secured by a Lien having the priority represented by the Seller to the Agent or the Custodian, subject only to the Permitted Encumbrances, until that Purchased Loan shall have been repurchased by the Seller. 0) Each Purchased Loan is covered by an ALTA mortgage title insurance policy or such other form of title insurance as is acceptable to Fannie Mae or Freddie Mac, issued by and constituting the valid and binding obligation of a title insurer that is generally acceptable to prudent mortgage lenders who regularly originate or purchase Mortgage Loans comparable to the Purchased Loans that are for sale to prudent investors in the secondary market in which investors invest in Mortgage Loans such as the Purchased Loan insuring the Seller, its successors and assigns, as to the first priority of the Lien of the Mortgage on the related Mortgaged Premises, in an amount equal to the original principal amount of such Purchased Loan. The Seller is the named insured of such mortgage title insurance policy as a first lien mortgage holder (or, in the case of a Second Mortgage Loan, the Seller is the named insured as the second lien mortgage holder along with the first lien mortgage loan holder), the assignment to the Agent of the Seller’s interest in such policy does not require the consent of or notice to the insurer (or such consent has been obtained or notice given), and such policy is and will be in full force and effect and inure to the benefit of the Agent as and when such Purchased Loan is sold to the Buyers. No claims have been made under such policy and no prior holder of the Purchased Loan, including the Seller, has done, by act or omission, anything that would impair the coverage of such policy. (m) The improvements on the Mortgaged Premises consist of a completed single family residence, and the Mortgaged Premises securing each Purchased Loan are capable of being lawfully occupied under applicable Legal Requirements, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Premises and, with respect to the use and occupancy of the same, including certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate Governmental Authority. Sch 153-2 4857-1543-7856 h . - 2 ) l asic apers r h r hased oan ept et oans) i l e ra i ted e ustodian ith e ortgage oan r s i sion ile ith hich i ted r rchase. i) ach ent e gent f e i n ri g y rchased oan i l e r per d ffi i nt r r i g e ropriate er ent ffi e e .S. ri i ti n here e t d ortgaged r ises re t d h ent uired r y ortgage at as en i ated e e f ERS d i t r d der e ERS® st ). j) he e ler as d i l ti ue ve e uisite i it d ilit pany, er d t ority l e r hased oans e uyers, d e r hased oans l d e l e uyers y e e ler der is gree ent r rsuant ay e rt er ld, ld, ed d ed y erson r ersons it out y i ent r e rt er sent f e e ler r e sent f y t er arty y f e an apers r li ated ect f e r hased oans. ) ach r hased oan red y i n ing e ri rity r nted y e e ler e gent r e ustodian, ject ly e er i ted cumbrances, ntil at r hased oan a l ve en r ased e e ler. (l) ach rchased oan ered y TA ortgage r ce li y r h t er f r ce s eptable nnie ae r r ddie ac, d y d nstit ti g e ali d i i g li ati n f a rer at nera ly eptable r dent ortgage ers ho ularly ri i ate r rchase ortgage oans parable e r hased oans at re r le r dent estors e dary arket hich estors est ortgage oans h s e r hased oan ri g e e ler, ce sors d i ns, s e t ri rity f e i n f e ortgage e l t d ortgaged r ises, ount ual e ri i al ri cipal ount f h r hased oan. he e ler e ed r d f h ortgage r ce li y s t ortgage lder r, e se f nd ortgage oan, e e ler e ed r d s e nd ortgage lder g ith e t ortgage n lder), e ent e gent f e e ler’s t rest h li y es t uire e sent f r tice e rer r h sent as en t i ed r tice i en), d h li y d i l e l r e d ct d re e enefit f e gent s d hen h rchased oan l e uyers. o s ve en ade der h li y d o ri r lder f e r hased oan, i g e e ler, as ne, y t r i sion, t i g at ould pair e erage f h olicy. ) he r ve ents e ortgaged r ises nsist f pleted le ily nce, d e ortgaged r ises ri g h r hased oan re able f i g fu ly upied der pli able egal equirements, l ections, ic ses d rti tes ired e ade r d ith ect l pied rti ns f h ortgaged r ises d, ith ect e se d ancy f e e, i g rti tes f ancy d derwriting rtifi ates, ve en ade r t i ed e ropriate overnmental uthority.

(n) The Seller has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Premises or the Customer in respect of any Purchased Loan (other than the Customer’s credit standing) that can reasonably be expected to cause private institutional investors that regularly invest in Mortgage Loans similar to such Purchased Loan to regard such Purchased Loan as an unacceptable investment or adversely affect the value or marketability of such Purchased Loan to other similar institutional investors. (0) Each Purchased Loan’s Mortgage contains an enforceable provision for acceleration of the maturity of the unpaid principal balance thereof in the event that the Mortgaged Premises are sold or transferred without the prior written consent of the holder thereof. (p) No Purchased Loan is a graduated payment Mortgage Loan or has a shared appreciation or other contingent interest feature. (Q All interest rate adjustments, if any, in respect of each Purchased Loan have been made in compliance with applicable Legal Requirement and the terms of the related Mortgage Note, and any interest required to be paid pursuant to applicable Legal Requirement has been properly paid and credited. (r) No Customer in respect of any Purchased Loan has notified the Seller, and the Seller has no knowledge, of any relief requested by or allowed to such Customer under the Servicemembers’ Civil Relief Act of 2003. (s) The Seller used no selection procedures that identified the Eligible Loans relating to a Transaction as being less desirable or valuable than other comparable assets in the Seller’s portfolio on the related Purchase Date, and no Purchased Loan was selected for inclusion in a Transaction on any basis that was intended to have a material adverse effect on the Buyers or the Agent. (t) No Purchased Loan is subject to a bankruptcy plan. (u) Each Purchased Loan is a “qualified mortgage” within the meaning of §860G(a)(3) of the Internal Revenue Code. (v) All Purchased Loans and all related papers included in the Purchased Loans: 1 were originated or acquired by the Seller, a duly licensed mortgage lender in the ordinary course of its business; 2 have been made in compliance with all applicable requirements of the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act, the federal Truth-In-Lending Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, related statutes and regulations and all applicable Legal Requirements under usury, truth-in-lending, equal credit opportunity and all other Sch 153-3 4857-1543-7856 h .3 - 3 ) he e ler as o ledge f y c stances r diti ns ith ect e ortgage, e ortgaged r ises r e ust er ect f y r hased oan t er n e ust er’s dit i g) at n ably e ected se ri ate t t al estors at ularly est ortgage oans ilar h r hased oan ard h r hased oan s acceptable t ent r ersely ct e l e r arketab lity f h r hased oan t er ilar t t al estors. o) ach rchased oan’s ortgage ntains f rceable r visi n r elerati n f e aturity f e paid ri cipal l ce r f e ent at e ortgaged r ises re l r f rr d it out e ri r ritt n sent f e lder reof. ) o r hased oan uated ent ortgage an r as red reciati n r t er ti gent t rest t re. q) ll t rest te j st ents, y, ect f h r hased oan ve en ade pliance ith pli able egal equir ent d e s f e t d ortgage ote, d y t rest ired e aid rsuant pli able egal equir ent as en r perly aid d dited. ) o ust er ect f y rchased oan as tifi d e e ler, d e e ler as o ledge, f y li f ested y r lo ed h ust er der e embers’ ivil elief ct f 03. ) he e ler sed o ti n r cedures at tifi d e li ible oans t g r nsaction s i g s sir ble r l able n t er parable sets e e ler’s rtfolio e t d rchase ate, d o r hased oan as t d r l si n r nsaction y asis at as ed ve aterial erse ct e uyers r e gent. ) o rchased oan ject kruptcy l n. ) ach r hased oan ualifi d ortgage” ithin e eaning f 0G(a)(3) f e t r al evenue ode. ) l r hased oans d l t d pers ed e r hased oans: ere i ated r uired y e e ler, ly ic ed ortgage er e i ary urse f sine s; ve en ade pliance ith l pli able i ents f e eal state t ent r cedures ct, e qual redit portunity ct, e eral r t - ending ct, e air redit illi g ct, e air redit eporting ct, t d t tes d ulati ns d l pli able egal equire ents der sury, ding, ual dit portunity d l t er

4857-1543-7856 Legal Requirements, and the continued compliance of the Purchased Loans is not affected by their sale to the Buyers; 3 are the legal, valid and binding obligations of the respective Customers who entered into them and are and will continue to be valid and enforceable in accordance with their terms, without any claim, right of rescission, counterclaim, defense or offset, including any claim or defense of usury, except as such enforceability may be limited by bankruptcy and other laws affecting the rights of creditors generally and by principles of equity, excepting rights that, by applicable law, cannot be waived, and neither the operation of any of their respective contract terms nor the exercise of any right thereunder will render any of them partly or wholly unenforceable or subject to any such claim, right of rescission, counterclaim, defense or offset, and no such claim, right of rescission, counterclaim, defense or setoff has been asserted; 4 have not been modified or amended and none of their requirements has been waived, except as expressly and completely reflected in the applicable Loan Papers furnished to the Custodian; 5 have fair market values equal to or greater than the Purchase Price respectively attributed or allocated to them under this Agreement on the Purchase Date; 6 comply and will continue to comply with the terms of this Agreement and the Custody Agreement; 7 were not originated in, and are not subject to the laws of, any jurisdiction whose laws (i) make unlawful their sale to the Buyers pursuant to this Agreement, or (ii) render the Purchased Loans unenforceable; 8 are in full force and effect and have not been satisfied or subordinated in whole or in part or rescinded, and the residential real property securing each Purchased Loan has not been partially or completely released from the Lien of such Purchased Loan; 9 evidence and are each secured by a valid first Lien in favor of the Seller on real property securing the amount owed by the Customer(s) under the related Mortgage, subject only to Permitted Encumbrances or, with respect to any Second Mortgage Loan, subject only to Permitted Encumbrances and a first priority Mortgage on its related Mortgaged Premises; 10 are each executed in full accordance with all requirements of the applicable Legal Requirements of the jurisdiction in which the related Mortgaged Premises are located, with the Mortgage for each being (i) duly acknowledged and sealed by such official and in such manner and form as to be both recordable and effective under such Legal Requirements to give such constructive notice to all Persons as shall be necessary to establish and continue the Lien of such Mortgage with the priority that the Seller represents it has to the Agent and (ii) so Sch 15.3 -4h .3 - 43-7856 egal equirements, d e ti ed pliance f e r hased ans ot t d y eir le e uyers; re e al, alid d i i g li ati ns f e ective ust ers ho t r d t d re d i l ti ue e ali d f rceable r ance ith eir s, it out y i , ht f ission, nterclai , f nse r ffset, i g y r f nse f sury, cept s h f rceability ay e i it d y kruptcy d t er s ti g e ts f itors nera ly d y ri ciples f uity, epti g ts at, y pli able , not e aived, d it er e erati n f y f eir ective ntract s r e ercise f y t der i l der y f artly r holly enforceable r ject y h i , ht f ission, nterclai , f nse r ffset, d o h i , t f ission, nterclai , f nse r t f as en erted; ve ot en odified r ended d ne f eir i ents as en aived, cept s re sly d pletely t d e pli able oan apers i ed e ustodian; ve ir arket l es ual r r ater n e rchase ri e ecti ely t d r t d der is gree ent e rchase ate; ply d i l ti ue ply ith e s f is gree ent d e ust dy gr ement; ere t i ated , d re t ject e s f, y ri i ti n hose s ) ake l ful eir le e uyers rsuant is gr ement, r i) der e r hased oans enforceable; re l r e d ct d ve ot en t i r rdinated hole r art r i ded, d e i ential al r perty ri g h r hased oan as ot en artia ly r pletely sed e i n f h r hased oan; i nce d re h red y alid t i n or f e e ler al r perty ri g e ount ed y e ustomer(s) der e l t d ortgage, ject ly r i ted cu brances r, ith ect y nd ortgage oan, ject ly er i ted cu brances d t ri rity ortgage t d ortgaged r ises; re h cuted l r ance ith l i ents f e pli able egal equire ents f e ri icti n hich e l t d ortgaged r ises re ated, ith e ortgage r h i g ) ly ledged d l d y h fficial d h a ner d s e th r able d cti e der h egal equire ents i e h structive tice l ersons s a l e ce sary t lish d ti ue e i n f h ortgage ith e ri rity at e e ler r sents as e gent d i)

(W) (x) recorded (or in the process of being recorded), and with the Mortgage Note, Mortgage and all related papers executed with the genuine original signature(s) of the Customer(s) obligated on such Purchased Loan, and all parties to each such Purchased Loan had full legal capacity to execute it; 11 are secured by real property improved by a one-, two-, three- or four-family residence; 12 are the subject of a Current Appraisal or a Current Broker’s Price Opinion of which the Seller has possession and will make available to the Custodian on request, and the Seller has in its possession and will make available to the Custodian on request evidence of the Mortgaged Premises’ value and how it was determined; 13 are not subject to the Home Ownership and Equity Protection Act of 1994; As to each Purchased Loan and its Loan Papers: 1 the Loan Papers contain customary and enforceable provisions so as to render the rights and remedies of their holder adequate for the realization against the Purchased Loan of the benefits of the security intended to be provided by it; 2 there is only one original executed Mortgage Note, and, except in the case of Wet Loans, (i) in the case of a Wet-Ink Mortgage Loan, that original has been delivered to Custodian, and (ii) in the case of an eMortgage Loan, Control of the original executed eNote has been delivered to Custodian and all other requirements of paragraphs (16) and (24) of the definition of Eligible Loan for such an eMortgage Loan to be and remain an Eligible Loan have been satisfied; 3 none of its makers or mortgagors is an Affiliate of the Seller or any of its or its Subsidiaries’ directors, members or appointed officers; and 4 they do not contain any term or condition such that the repayment schedule results in the outstanding principal balance increasing over time, rather than amortizing, whether or not such Purchased Loan is deemed to be an “option ARM”, “negative amortization” or “graduated payment” loan. The Agent and the Custodian may rely on the Seller’s representation and warranty that any Purchased Loan amortizes over time. Each Mortgage is a Lien on the premises and property described in it having the priority represented to the Agent, and the description of the Mortgaged Premises in each Mortgage is legally adequate and, except in the case of a Second Mortgage Loan which is a home equity line of credit, each Purchased Loan has been fully advanced in its face amount. 4857-1543-7856 Sch 153-5h 5. - - 43-7856 r ed r e r ce s f i g rded), d ith e ortgage ote, ortgage d l l t d pers cuted ith e uine ri i al ature(s) f e ustomer(s) li ated h r hased oan, d l arties h h r hased oan d l al acity ecute ; re red y al r perty pr ved y e-, o-, r e- r r ily nce; re e ject f u rent praisal r u rent roker’s ri e pinion f hich e e ler as sse sion d i l ake ail ble e ustodian uest, d e e ler as sse sion d i l ake ail ble e ustodian uest i nce f e ortgaged r ises’ l e d as t ined; re ot ject e o e wnership d quity r tecti n ct f 94; (w) s h rchased oan d an apers: e oan apers ntain ary d f rceable r visi ns s der e ts d edies f eir lder quate r e l ti n ainst e r hased oan f e enefits f e urity ed e i ed y ; re ly e ri inal cuted ortgage ote, d, cept e se f et oans, ) e se f a et-Ink ortgage oan, at ri i al as en l red ustodian, d i) e se f ortgage oan, ontrol f e ri i al cuted ote as en l red ustodian d l t er i ents f r raphs ) d ) f e fi iti n f li ible oan r h ortgage an e d ain li ible oan ve en ti fi d; ne f akers r ortgagors filiate f e e ler r y f r bsidiaries’ i ctors, embers r ointed ffi ers; d y ot ntain y r nditi n h at e ent edule ults e t ing ri cipal l ce si g er e, t er n ortizing, hether r t h rchased oan ed e ti n M”, egative ortizati n” r r uated ent” n. he gent d e ustodian ay l e e ler’s r sentati n d a ranty at y r hased oan ortizes er e. (x) ach ortgage ien e ises d r perty scri ed i g e ri rity r nted e gent, d e scri ti n f e ortgaged r ises h ortgage a ly quate d, cept e se f nd ortgage oan hich e uity e f dit, h r hased oan as en ll anced e ount.

(y) No Purchased Loan is In Default except as to which the Seller has given notice to the Agent (by reporting Purchased Loans that are delinquent Mortgage Loans). (2) The Mortgaged Premises in each Mortgage is insured by a fire and extended perils insurance policy and such other hazards as are customary in the area where the Mortgaged Property is located or customary under the Seller’s servicing procedures and the amount of the insurance is in the amount of the full insurable value of the Mortgaged Property on a replacement cost basis or the unpaid balance of the Mortgage Loans, whichever is less. If the Mortgaged Property is in an area identified by any federal governmental authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Insurance Administration is in effect. All such insurance policies (collectively, the “hazard insurance policy”) contain a standard mortgage clause naming the originator and its successors and assigns (including subsequent owners of the Mortgage Loan), as mortgagee. (aa) Each Purchased Loan is covered by an Investor Commitment or Hedge Agreement. kk ok sk sk ok ok ok As used in this Schedule 15.3, the following terms have the following meanings: “Appraisal” means an appraisal by a licensed appraiser selected in accordance with Agency guidelines and not identified to the Seller as an unacceptable appraiser by an Agency, and who is recognized and experienced in estimating the value of property of that same type in the community where it is located, and who, unless approved by the Agent on a case-by-case basis, is not a member, manager, director, officer or employee of the Seller or any Affiliate of the Seller, or related as a parent, sibling, child or first cousin to any of the Seller’s or any such Affiliate’s respective directors or officers or any of their spouses, a signed copy of the written report of which appraisal is in the possession of the Seller or the applicable Servicer. “Broker’s Price Opinion” means the written opinion of the value of a tract or parcel of real property improved by a one-, two-, three- or four-family residence securing a Mortgage Loan, issued by a real estate broker duly licensed as such by the jurisdiction in which the subject property is located that is reasonably acceptable to the Agent and that is not an Affiliate of the Seller or a director, member, manager, officer or employee of the Seller or any of its Affiliates, selected reasonably and in good faith by the Seller. “Current Appraisal” means an Appraisal dated no earlier than ninety (90) days (or such longer period, if any, as the Agent shall approve) before the relevant Determination Date. “Current Broker's Price Opinion” means a Broker’s Price Opinion dated no earlier than ninety (90) days (or such longer period, if any, as the Agent shall approve) before the relevant Determination Date. Sch 153-6 4857-1543-7856 h . - 6 ) o r hased oan efault cept s hich e e ler as i en tice e gent orti g rchased oans at re l uent ortgage oans). z) he ortgaged r ises h ortgage red y d t ed erils r ce li y d h t er zards s re ary e a here e ortgaged r perty t d r ary der e e ler’s i i g edures d e ount f e r ce e ount f e l rable l e f e ortgaged r perty ent st asis r e paid l ce f e ortgage oans, hichever s. e ortgaged r perty a tifi d y y eral er ental t ority s ing ecial d zards, d d r ce ailable, d r ce li y eting e rrent i elines f e ederal r nce dm nistration fect. l h r ce olicies ll cti ely, e zard r ce li y”) ntain ard ortgage se ing e r i ator d ce sors d i ns n i g s quent ners f e ortgage oan), s ortgag e. ) ach r hased an ered y estor mitment r edge gr ement. * * * * * * * * s sed is edule .3, e o ing s ve e o ing eanings: ppraisal” eans praisal y ic d praiser t d r ance ith gency i eli es d ot tifi d e e ler s acceptable praiser y gency, d ho nized d eri ced ati g e l e f r perty f at e e e munity here ated, d ho, le s r ved y e gent - y-case asis, ot a ember, anager, i ctor, ffi er r ploy e f e e ler r y filiate f e e ler, r t d s arent, li g, il r st usin y f e e ler’s r y h filiate’s ective i tors r ffi ers r y f eir uses, ed y f e ri t n ort f hich praisal e sse sion f e e ler r e pli able ervicer. roker’s rice pinion” eans e ri t n i i n f e l e f ct r arcel f al r perty pr ved y e-, o-, e- r r ily ce ri g ortgage oan, d al t te r ker ly ic d s h y e ri icti n hich e ject r perty t d at ably eptable e gent d at ot filiate f e e ler r i ctor, ember, anager, ffi er r ploy e f e e ler r y f filiates, t d ably d od it e e ler. u rent praisal” eans praisal t d o rlier n i ety ) ys r ch er eriod, y, s e gent a l rove) fore e ant eter ination ate. u rent roker’s rice pinion” eans roker’s ri e pinion t d o rlier n i ety ) ys r h er eriod, y, s e gent a l rove) fore e ant eter ination ate.

SCHEDULE 23 TO Master Repurchase Agreement Buyers’ Addresses for Notice As of July 28, 2022 Comerica Bank: Comerica Bank’s address appears in Article 23. Truist Bank Mortgage Warehouse Lending Mail Code: 886-97-01-75 7455 Chancellor Drive Orlando, FL 32809 Phone: (407) 835-6681 Email: chad.c.cain@truist.com BMO Harris Bank N.A. Attention: Matt Witt 320 S. Canal St. 16W Chicago, IL 60606 Phone: (312) 273-3235 Email: Matthew?2.witt@bmo.com Western Alliance Bank Attention: Joshua Ormiston 2701 E. Camelback Rd., #110 Phoenix, AZ 85016 Phone: (352) 262-7849 Email: jormiston@ WesternAllianceBank.com Sch 23-1 4857-1543-7856 h - 1 DULE aster epurchase gree ent uyers’ dresses r otice s f ly , 22 o erica ank: omerica ank’s dre s pears rticle 3. ruist ank ortgage arehouse ending ail ode: - 7-01-75 55 hancellor rive rl ndo, 09 one: 7) - 681 ail: . . truist O a ris ank . . tention: att itt 0 . anal t. hicago, 06 one: 2) - 235 ail: a t w t @ o. estern li ce ank tention: ua r iston 01 . a elback d., 10 oenix, Z 16 one: 2) - 849 ail: ist ester l a k.